AQR Funds Prospectus
May 1, 2013
Class I Shares, Class N Shares and Class L Shares
U.S., INTERNATIONAL AND GLOBAL EQUITY FUNDS
AQR Global Equity Fund
AQR International Equity Fund
AQR U.S. Defensive Equity Fund
AQR International Defensive Equity Fund
AQR Emerging Defensive Equity Fund
ABSOLUTE RETURN FUNDS
AQR Diversified Arbitrage Fund
AQR Managed Futures Strategy Fund
AQR Risk Parity Fund
AQR Risk Parity II MV Fund
AQR Risk Parity II HV Fund
AQR Multi-Strategy Alternative Fund
AQR Risk-Balanced Commodities Strategy Fund
AQR Risk-Balanced Commodities Strategy LV Fund
AQR MOMENTUM FUNDS
AQR Momentum Fund
AQR Small Cap Momentum Fund
AQR International Momentum Fund
AQR Tax-Managed Momentum Fund
AQR Tax-Managed Small Cap Momentum Fund
AQR Tax-Managed International Momentum Fund
AQR CORE EQUITY FUNDS
AQR Core Equity Fund
AQR Small Cap Core Equity Fund
AQR International Core Equity Fund
This prospectus contains important information about each Fund, including its investment objective, fees and expenses. For your benefit and protection, please read it before you invest and keep it for future reference. This prospectus relates to the Class I Shares, Class N Shares and Class L Shares of each Fund.
Fund	Class	Ticker Symbol
AQR Global Equity Fund	N	AQGNX
	I	AQGIX
AQR International Equity Fund	N	AQINX
	I	AQIIX
AQR Diversified Arbitrage Fund	N	ADANX
	I	ADAIX
AQR Managed Futures Strategy Fund	N	AQMNX
	I	AQMIX
AQR Risk Parity Fund	N	AQRNX
	I	AQRIX
AQR Risk Parity II MV Fund	N	QRMNX
	I	QRMIX
AQR Risk Parity II HV Fund	N	QRHNX
	I	QRHIX

Fund	Class	Ticker Symbol
AQR Multi-Strategy Alternative Fund	N	ASANX
	I	ASAIX
AQR Momentum Fund	L	AMOMX
	N	AMONX
AQR Small Cap Momentum Fund	L	ASMOX
	N	ASMNX
AQR International Momentum Fund	L	AIMOX
	N	AIONX
AQR Tax-Managed Momentum Fund	L	ATMOX
	N	ATMNX
AQR Tax-Managed Small Cap Momentum Fund	L	ATSMX
	N	ATSNX
AQR Tax-Managed International Momentum Fund	L	ATIMX
	N	ATNNX
AQR U.S. Defensive Equity Fund	N	AUENX
	I	AUEIX
AQR International Defensive Equity Fund	N	ANDNX
	I	ANDIX
AQR Emerging Defensive Equity Fund	N	AZENX
	I	AZEIX
AQR Risk-Balanced Commodities Strategy Fund	N	ARCNX
	I	ARCIX
AQR Risk-Balanced Commodities Strategy LV Fund	N	AQVNX
	I	AQVIX
AQR Core Equity Fund	L	QCELX
	N	QCENX
AQR Small Cap Core Equity Fund	L	QSMLX
	N	QSMNX
AQR International Core Equity Fund	L	QICLX
	N	QICNX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. In addition, your investment in any of the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in any of the Funds. The likelihood of loss may be greater if you invest for a shorter period of time.

AQR Global Equity Fund
Fund Summary – May 1, 2013
Ticker: Class I/AQGIX – Class N/AQGNX
Investment Objective
The AQR Global Equity Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	0.40%	0.40%
Distribution (12b-1) fee	None	0.25%
Other Expenses
Borrowing costs	0.01%	0.01%
All other expenses	1.00%	1.21%
Total Other Expenses	1.01%	1.22%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.42%	1.88%
Less: Fee Waivers and/or Expense Reimbursements[1]	0.46%	0.62%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.96%	1.26%

[1]	The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses) at no more than 0.95% for Class I Shares and 1.25% for Class N Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through April 30, 2014. The Fee Waiver Agreement may only be terminated with the consent of the Board, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act. Under the Fee Waiver Agreement, the Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above during such year.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through April 30, 2014, as discussed in Footnote No. 1 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$ 98	$404	$733	$1,662
Class N Shares	$128	$531	$959	$2,150

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund seeks to outperform, after expenses, the MSCI World Index (the Global Equity Benchmark) while seeking to control its tracking error relative to this benchmark. The Fund will target an average forecasted tracking error of approximately 4.0% relative to the Global Equity Benchmark over a long-term business cycle, but actual tracking error will vary based on market conditions, sector positioning, securities selection and other factors. The Global Equity Benchmark is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada.
Generally, the Fund will invest in instruments of companies located in a number of different countries throughout the world, one of which may be the United States. Under normal circumstances, the Fund will invest significantly (at least 40%) in companies (i) organized or located outside the U.S., (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business

AQR Funds	2	Prospectus

outside the U.S., which the Fund considers as a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries outside of the U.S.).
The Adviser uses a set of value, momentum and economic factors to generate an investment portfolio based on the Adviser’s global asset allocation models and security selection procedures. The Adviser believes that a better risk-adjusted return may be achievable by applying both value and momentum strategies simultaneously.
•	Value strategies favor securities that appear cheap based on fundamental measures, often as a result of distress or lack of favor. Examples of value strategies include using price-to-earnings and price-to-book ratios for choosing individual equities and countries, and interest rate differentials for choosing currencies.
•	Momentum strategies favor securities with strong short-term performance. Examples of momentum strategies include simple price momentum for choosing individual equities and countries, and foreign exchange rate momentum for selecting currencies.
•	In addition to these two main strategies, the Adviser may use a number of additional quantitative strategies based on the Adviser’s proprietary research.
In seeking to achieve its investment objective, the Fund may enter into both “long” and “short” positions in country exposures and currencies using derivative instruments. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying investment. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying investment.
Generally, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity and equity-related instruments (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps and depositary receipts). The Fund will invest in companies with a broad range of market capitalizations. The Fund has no market capitalization constraints. The Fund invests primarily in securities comprising the Global Equity Benchmark and also invests to some extent in securities outside the Global Equity Benchmark which the Adviser deems to have similar investment characteristics to the securities comprising the Global Equity Benchmark. The Fund may invest in or use options, warrants, equity swaps, financial futures contracts, forward foreign currency contracts and other types of derivative instruments in seeking to achieve its investment objective. A portion of the Fund’s assets may be held in cash or cash equivalents including, but not limited to, money market instruments, interests in short-term investment funds or shares of money market or short-term bond funds. However, under normal market conditions net economic exposure to the equity markets (i.e. the total value of equity positions plus the net notional value of equity derivatives) will generally equal at least 95% of the Fund’s net assets.
The Adviser believes that the management of transaction costs should be considered when determining whether an investment is attractive. Transaction costs include commissions, bid-ask spreads, market impact and time delays (time between decision and implementation when a market may move for or against you). The Adviser considers transaction costs both in its forecasting model and optimization process to seek to ensure that trades for the Fund will remain attractive after transaction costs are reflected.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.
Principal Risks of Investing In the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.
Common Stock Risk: Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.
Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.
Derivatives Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, swaps and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

AQR Funds	3	Prospectus

Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange traded funds ("ETFs"), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid Cap Securities Risk: The prices of securities of mid cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

AQR Funds	4	Prospectus

Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy may suffer.
Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.
Small Cap Securities Risk: While the Adviser believes these investments may provide significant potential for appreciation, they involve higher risks in some respects than do investments in stocks of larger companies. For example, prices of such stocks are often more volatile than prices of large-capitalization stocks. In addition, due to thin trading in some such stocks, an investment in these stocks may be more illiquid (i.e., harder to sell) than that of larger capitalization stocks. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.
Value Style Risk: Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. A privately offered fund managed by the Adviser was reorganized into the Class Y Shares of the Fund on December 31, 2009, the date the Fund commenced operations. This privately offered fund was organized in March 2006 and commenced operations in June 2006 and had an investment objective, investment policies and restrictions that were, in all material respects, the same as those of the Fund. However, the privately offered fund was not registered as an investment company under the 1940 Act. In addition, this privately offered fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Code, which, if applicable, might have adversely affected its performance.
The Class I Shares and Class N Shares of the Fund commenced operations on December 31, 2009. The performance for periods prior to December 31, 2009 is that of the privately offered fund. The privately offered fund’s expense ratio during the periods presented was lower than the Fund’s estimated expense ratio for Class I Shares and Class N Shares. The Fund has restated the privately offered fund’s performance to reflect the Fund’s fees, estimated expenses and fee waivers/expense limitations of Class I Shares and Class N Shares upon their initial offering.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance can be obtained by visiting http://www.aqrfunds.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
22.02% (2Q09)	-20.97% (4Q08)

During the first quarter of 2013, the Fund had a total return of 8.11% for Class I Shares.

AQR Funds	5	Prospectus

Average Annual Total Returns as of December 31, 2012
The following table compares the Fund’s average annual total returns for Class I Shares and Class N Shares as of December 31, 2012 to the Global Equity Benchmark. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception (June 30, 2006)
AQR Global Equity Fund—Class I
Return Before Taxes	18.95%	-0.70%	2.02%
Return After Taxes on Distributions	17.95%	-1.13%	1.68%
Return After Taxes on Distributions and Sale of Fund Shares	13.15%	-0.73%	1.62%
AQR Global Equity Fund—Class N
Return Before Taxes	18.67%	-1.02%	1.69%
MSCI World Index (reflects no deductions for fees, expenses or taxes)	15.83%	-1.18%	2.35%

After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	December 31, 2009	Managing and Founding Principal of the Adviser
John M. Liew, Ph.D., M.B.A.	December 31, 2009	Founding Principal of the Adviser
Ronen Israel, M.A.	December 31, 2009	Principal of the Adviser
Oktay Kurbanov, M.B.A.	December 31, 2009	Principal of the Adviser
Lars N. Nielsen, M.Sc.	December 31, 2009	Principal of the Adviser

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 107 of the Prospectus.

AQR Funds	6	Prospectus

AQR International Equity Fund
Fund Summary – May 1, 2013
Ticker: Class I/AQIIX – Class N/AQINX
Investment Objective
The AQR International Equity Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	0.45%	0.45%
Distribution (12b-1) fee	None	0.25%
Other Expenses
Borrowing costs	0.01%	0.01%
All other expenses	0.45%	0.57%
Total Other Expenses	0.46%	0.58%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.93%	1.30%
Less: Fee Waivers and/or Expense Reimbursements[1]	0.00%	0.00%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.93%	1.30%

[1]	The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses) at no more than 1.30% for Class N Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through April 30, 2014. The Fee Waiver Agreement may only be terminated with the consent of the Board, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act. Under the Fee Waiver Agreement, the Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above during such year.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through April 30, 2014, as discussed in Footnote No. 1 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$ 95	$296	$515	$1,143
Class N Shares	$132	$412	$713	$1,568

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund seeks to outperform, after expenses, the MSCI EAFE Index (the International Equity Benchmark) while seeking to control its tracking error relative to this benchmark. The Fund will target a forecasted tracking error generally in the range of 3 - 7% relative to the International Equity Benchmark over a long-term business cycle, but actual tracking error will vary based on market conditions, sector positioning, securities selection and other factors. The International Equity Benchmark is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, excluding the United States and Canada.

AQR Funds	7	Prospectus

The Adviser uses a set of value, momentum and economic factors to generate an investment portfolio based on the Adviser’s global asset allocation models and security selection procedures. The Adviser believes that a better risk-adjusted return may be achievable by applying both value and momentum strategies simultaneously:
•	Value strategies favor securities that appear cheap based on fundamental measures, often as a result of distress or lack of favor. Examples of value strategies include using price-to-earnings and price-to-book ratios for choosing individual equities and countries, and interest rate differentials for choosing currencies.
•	Momentum strategies favor securities with strong short-term performance. Examples of momentum strategies include simple price momentum for choosing individual equities and countries, and foreign exchange rate momentum for selecting currencies.
•	In addition to these two main strategies, the Adviser may use a number of additional quantitative strategies based on the Adviser’s proprietary research.
Generally, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity and equity-related instruments (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps and depositary receipts). The Fund will invest in companies with a broad range of market capitalizations, including smaller capitalization companies. The Fund invests primarily in securities comprising the International Equity Benchmark and also invests to some extent in securities outside the International Equity Benchmark which the Adviser deems to have similar investment characteristics to the securities comprising the International Equity Benchmark. The Fund may invest in or use options, warrants, equity swaps, financial futures contracts, forward foreign currency contracts and other types of derivative instruments in seeking to achieve its investment objective. A portion of the Fund’s assets will be held in cash or cash equivalents including, but not limited to, money market instruments, interests in short-term investment funds or shares of money market or short-term bond funds.
The Fund may invest to a lesser extent in securities of issuers in countries and currencies not included in the International Equity Benchmark. However, the Adviser does not currently expect such securities to be a significant component of the Fund’s investment portfolio.
The Adviser believes that the management of transaction costs should be considered when determining whether an investment is attractive. Transaction costs include commissions, bid-ask spreads, market impact and time delays (time between decision and implementation when a market may move for or against you). The Adviser considers transaction costs both in its forecasting model and optimization process to seek to ensure that trades for the Fund will remain attractive after transaction costs are reflected.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.
Principal Risks of Investing In the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.
Common Stock Risk: Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.
Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.
Derivatives Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, swaps and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

AQR Funds	8	Prospectus

•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange traded funds ("ETFs"), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid Cap Securities Risk: The prices of securities of mid cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy may suffer.

AQR Funds	9	Prospectus

Small Cap Securities Risk: While the Adviser believes these investments may provide significant potential for appreciation, they involve higher risks in some respects than do investments in stocks of larger companies. For example, prices of such stocks are often more volatile than prices of large-capitalization stocks. In addition, due to thin trading in some such stocks, an investment in these stocks may be more illiquid (i.e., harder to sell) than that of larger capitalization stocks. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.
Value Style Risk: Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. A privately offered fund managed by the Adviser was reorganized into the Class Y Shares of the Fund on August 28, 2009, the date the Fund commenced operations. This privately offered fund was organized in June 2004 and commenced operations in July 2004 and had an investment objective, investment policies and restrictions that were, in all material respects, the same as those of the Fund. However, the privately offered fund was not registered as an investment company under the 1940 Act. In addition, this privately offered fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Code, which, if applicable, might have adversely affected its performance.
The Class I Shares and Class N Shares of the Fund commenced operations on September 29, 2009. The performance for the period from August 28, 2009 (the date the Class Y Shares of the Fund commenced operations) to September 29, 2009 is based on the performance of the Class Y Shares of the Fund, and for periods prior to August 28, 2009 is that of the privately offered fund. The expense ratio of both the privately offered fund and of the Class Y Shares of the Fund was lower than the Fund’s estimated expense ratio for Class I Shares and Class N Shares during the periods presented. The Fund has restated the privately offered fund’s and the Class Y Shares’ performance to reflect the Fund’s fees, estimated expenses and fee waivers/expense limitations of Class I Shares and Class N Shares upon their initial offering.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance can be obtained by visiting http://www.aqrfunds.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
26.20% (2Q09)	-25.10% (3Q08)

During the first quarter of 2013, the Fund had a total return of 5.08% for Class I Shares.
Average Annual Total Returns as of December 31, 2012
The following table compares the Fund’s average annual total returns for Class I Shares and Class N Shares as of December 31, 2012 to the International Equity Benchmark. You cannot invest directly in an index. The table includes all applicable fees and sales charges.

AQR Funds	10	Prospectus

	One Year	Five Year	Since Inception (July 31, 2004)
AQR International Equity Fund—Class I
Return Before Taxes	22.87%	-3.00%	5.72%
Return After Taxes on Distributions	22.00%	-3.67%	5.28%
Return After Taxes on Distributions and Sale of Fund Shares	15.30%	-2.82%	4.79%
AQR International Equity Fund—Class N
Return Before Taxes	22.41%	-3.29%	5.37%
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	17.32%	-3.69%	1.91%

After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	August 28, 2009	Managing and Founding Principal of the Adviser
John M. Liew, Ph.D., M.B.A.	August 28, 2009	Founding Principal of the Adviser
Ronen Israel, M.A.	August 28, 2009	Principal of the Adviser
Oktay Kurbanov, M.B.A.	August 28, 2009	Principal of the Adviser
Lars N. Nielsen, M.Sc.	August 28, 2009	Principal of the Adviser

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 107 of the Prospectus.

AQR Funds	11	Prospectus

AQR U.S. Defensive Equity Fund
Fund Summary – May 1, 2013
Ticker: Class I/AUEIX – Class N/AUENX
Investment Objective
The AQR U.S. Defensive Equity Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	0.30%	0.30%
Distribution (12b-1) Fee	None	0.25%
Other Expenses[1]	3.60%	8.81%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	3.92%	9.38%
Less: Fee Waivers and/or Expense Reimbursements[2]	3.41%	8.62%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.51%	0.76%

[1]	Operating expenses are estimated for the current fiscal year because the Fund commenced operations on July 9, 2012.
[2]	The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses) at no more than 0.49% for Class I Shares and 0.74% for Class N Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through April 30, 2014. The Fee Waiver Agreement may only be terminated with the consent of the Board, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act. Under the Fee Waiver Agreement, the Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above during such year.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through April 30, 2014, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$52	$ 880	$1,726	$3,923
Class N Shares	$78	$1,948	$3,659	$7,321

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period July 9, 2012 through December 31, 2012, the Fund’s portfolio turnover rate was 141% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues a “defensive” strategy, seeking to provide downside protection with upside potential through active stock selection, risk management and diversification.
 The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in Equity Instruments of U.S. issuers. Equity Instruments include common stock, preferred stock, convertible securities, options, warrants, exchange traded funds that invest in equity securities, equity futures, stock index futures, equity swaps, equity index swaps, depositary receipts and other derivative instruments where the reference asset is an equity security. The Fund can invest in companies of any size and may invest to a significant extent in small- and mid-cap companies from time to time in the discretion of the Adviser. Pending investment in Equity Instruments of U.S. issuers or for use as collateral to meet margin requirements, the Fund

AQR Funds	12	Prospectus

may invest in short-term instruments, including U.S. Government securities, bank certificates of deposit, money market instruments or funds, and such other liquid investments deemed appropriate by the Adviser. The Fund may invest in these securities without limit for temporary defensive purposes. There is no guarantee that the Fund’s objective will be met.
The Fund pursues a defensive strategy, meaning it seeks to participate in rising equity markets while mitigating downside risk in declining markets. In other words, the Fund expects to lag the performance of traditional U.S. equity funds when equity markets are rising, but to exceed the performance of traditional U.S. equity funds during equity market declines. To achieve this result, the Fund will be broadly diversified across companies and industries and will invest in companies that the Adviser has identified to have stable businesses with low leverage, low earnings-per-share variability and other measures of risk and high profitability. The Adviser believes that the stocks of these types of companies tend to be lower “beta” stocks and that lower “beta” stocks generally are less volatile than higher “beta” stocks (that is, their value has a lower sensitivity to fluctuations in the securities markets). The Adviser expects low “beta” stocks to produce higher risk-adjusted returns over a full market cycle than high “beta” stocks.
The Fund is actively managed and the Adviser will vary the Fund’s exposures to issuers and industries based on the Adviser’s evaluation of investment opportunities. In constructing the portfolio, the Adviser uses quantitative models, which combine active management to identify quality companies and statistical measures of risk to assure diversification by issuer and industry. The Adviser will use volatility and correlation forecasting and portfolio construction methodologies to manage the Fund. The Adviser utilizes quantitative risk models in furtherance of the Fund’s investment objective, which seek to control portfolio level risk. Shifts in allocations among issuers and industries will be determined using the quantitative models based on the Adviser’s determinations of risk and quality. The Fund bears the risk that the quantitative models used by the portfolio managers will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
The Fund makes use of derivative instruments, which may be used for hedging purposes and to enhance returns. The Fund may use derivatives as a substitute for investing in conventional securities and for investment purposes to increase its economic exposure to a particular security, currency or index in a cost effective manner. The Fund’s use of derivatives such as futures contracts, swaps and certain other Equity Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying an Equity Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Equity Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through an Equity Instrument providing leveraged exposure to the asset and that Equity Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Equity Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Equity Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Equity Instrument. The Fund is expected to have annual turnover of approximately 20% to 50%, although actual portfolio turnover during a year may be higher or lower and will be affected by market conditions during the year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund and may negatively affect the Fund’s performance, and may have adverse tax consequences. The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.
Principal Risks of Investing In the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.
Common Stock Risk: Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts.  Many of these derivative contracts will be privately negotiated in the over-the-counter market.  These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.
Derivatives Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options (both written and purchased), swaps and forward contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

AQR Funds	13	Prospectus

Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange traded funds ("ETFs"), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. The futures contracts, forward contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss.If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.
Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid Cap Securities Risk: The prices of securities of mid cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Small Cap Securities Risk: Investments in the stocks of companies with smaller market capitalizations involve higher risks in some respects than do investments in stocks of larger companies. For example, prices of such stocks are often more volatile than prices of large-capitalization stocks. In addition, due to thin trading in some such stocks, an investment in these stocks may be more illiquid (i.e., harder to sell) than that of larger capitalization stocks. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

AQR Funds	14	Prospectus

Performance Information
Performance history will be available for the Fund after it has been in operation for a full calendar year. For current performance information, please visit www.aqrfunds.com.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Jacques A. Friedman, M.S.	July 9, 2012	Principal of the Adviser
Lars N. Nielsen, M.Sc.	July 9, 2012	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	July 9, 2012	Vice President of the Adviser
Hoon Kim, Ph.D., M.B.A., CFA	July 9, 2012	Vice President of the Adviser

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 107 of the Prospectus.

AQR Funds	15	Prospectus

AQR International Defensive Equity Fund
Fund Summary – May 1, 2013
Ticker: Class I/ANDIX – Class N/ANDNX
Investment Objective
The AQR International Defensive Equity Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	0.40%	0.40%
Distribution (12b-1) Fee	None	0.25%
Other Expenses[1]	4.60%	6.31%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	5.03%	6.99%
Less: Fee Waivers and/or Expense Reimbursements[2]	4.35%	6.06%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.68%	0.93%

[1]	Operating expenses are estimated for the current fiscal year because the Fund commenced operations on July 9, 2012.
[2]	The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses) at no more than 0.65% for Class I Shares and 0.90% for Class N Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through April 30, 2014. The Fee Waiver Agreement may only be terminated with the consent of the Board, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act. Under the Fee Waiver Agreement, the Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above during such year.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through April 30, 2014, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$69	$1,119	$2,167	$4,786
Class N Shares	$95	$1,521	$2,891	$6,084

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period July 9, 2012 through December 31, 2012, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues a “defensive” strategy, seeking to provide downside protection with upside potential through active stock selection, risk management and diversification.
The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in Equity Instruments of International Issuers. Equity Instruments include common stock, preferred stock, convertible securities, options, warrants, exchange traded funds that invest in equity securities, equity futures, stock index futures, equity swaps, equity index swaps, depositary receipts and other derivative instruments where the reference asset is an equity security. An issuer will be considered an International Issuer if it is organized, domiciled, or has a principal place of business in a country that is part of the MSCI World ex-US Index, or if an instrument provides exposure to the change in value of a company that meets that definition. Although the Fund may also invest in issuers organized, domiciled, or with a principal place of business in other countries if the Adviser considers it advisable to achieve the Fund’s investment objective. The Fund can invest in companies of any size and may invest to a

AQR Funds	16	Prospectus

significant extent in small- and mid-cap companies from time to time in the discretion of the Adviser. Pending investment in Equity Instruments of International Issuers or for use as collateral to meet margin requirements, the Fund may invest in short-term instruments, including U.S. Government securities, bank certificates of deposit, money market instruments or funds, and such other liquid investments deemed appropriate by the Adviser. The Fund may invest in these securities without limit for temporary defensive purposes. There is no guarantee that the Fund’s objective will be met.
The Fund also engages in currency transactions with counterparties primarily in order to hedge against a decline in the value of portfolio holdings denominated in particular currencies and to provide temporary exposure to a particular currency in lieu of leaving cash inflows uninvested. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. The Fund seeks to diversify currency exposures and to avoid the risk of high exposures to any one currency, including U.S. dollars.
The Fund pursues a defensive strategy, meaning it seeks to participate in rising equity markets while mitigating downside risk in declining markets. In other words, the Fund expects to lag the performance of traditional international equity funds when these markets are rising, but to exceed the performance of traditional international equity funds during international equity market declines. To achieve this result, the Fund will be broadly diversified across companies, industries and countries and will invest in companies that the Adviser has identified to have stable businesses with low leverage, low earnings-per-share variability and other measures of risk and high profitability. The Adviser believes that the stocks of these types of companies tend to be lower “beta” stocks and that lower “beta” stocks generally are less volatile than higher “beta” stocks (that is, their value has a lower sensitivity to fluctuations in the securities markets). The Adviser expects low “beta” stocks to produce higher risk-adjusted returns over a full market cycle than high “beta” stocks.
The Fund is actively managed and the Adviser will vary the Fund’s exposures to issuers, industries, countries and currencies based on the Adviser’s evaluation of investment opportunities within and across markets. In constructing the portfolio, the Adviser uses quantitative models, which combine active management to identify quality companies and statistical measures of risk to assure diversification by issuer, country, currency and industry.
The Adviser will use volatility and correlation forecasting and portfolio construction methodologies to manage the Fund. The Adviser utilizes quantitative risk models in furtherance of the Fund’s investment objective, which seek to control portfolio level risk. Shifts in allocations among issuers, industries, countries or currencies will be determined using the quantitative models based on the Adviser’s determinations of risk and quality. The Fund bears the risk that the quantitative models used by the portfolio managers will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
The Fund makes use of derivative instruments, which may be used for hedging purposes and to enhance returns. The Fund may use derivatives as a substitute for investing in conventional securities and for investment purposes to increase its economic exposure to a particular security, currency or index in a cost effective manner. The Fund’s use of derivatives such as futures contracts, forward contracts, swaps and certain other Equity Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying an Equity Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Equity Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through an Equity Instrument providing leveraged exposure to the asset and that Equity Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Equity Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Equity Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Equity Instrument. The Fund is expected to have annual turnover of approximately 20% to 50%, although actual portfolio turnover during a year may be higher or lower and will be affected by market conditions during the year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund and may negatively affect the Fund’s performance, and may have adverse tax consequences. The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.
Principal Risks of Investing In the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.
Common Stock Risk: Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

AQR Funds	17	Prospectus

Counterparty Risk: The Fund may enter into various types of derivative contracts.  Many of these derivative contracts will be privately negotiated in the over-the-counter market.  These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.
Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.
Derivatives Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options (both written and purchased), swaps and forward contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign investments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange traded funds ("ETFs"), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. The futures contracts, forward contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss.If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net

AQR Funds	18	Prospectus

asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.
Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid Cap Securities Risk: The prices of securities of mid cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Small Cap Securities Risk: Investments in the stocks of companies with smaller market capitalizations involve higher risks in some respects than do investments in stocks of larger companies. For example, prices of such stocks are often more volatile than prices of large-capitalization stocks. In addition, due to thin trading in some such stocks, an investment in these stocks may be more illiquid (i.e., harder to sell) than that of larger capitalization stocks. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
Performance history will be available for the Fund after it has been in operation for a full calendar year. For current performance information, please visit www.aqrfunds.com.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Jacques A. Friedman, M.S.	July 9, 2012	Principal of the Adviser
Lars N. Nielsen, M.Sc.	July 9, 2012	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	July 9, 2012	Vice President of the Adviser
Hoon Kim, Ph.D., M.B.A., CFA	July 9, 2012	Vice President of the Adviser

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 107 of the Prospectus.

AQR Funds	19	Prospectus

AQR Emerging Defensive Equity Fund
Fund Summary – May 1, 2013
Ticker: Class I/AZEIX – Class N/AZENX
Investment Objective
The AQR Emerging Defensive Equity Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	0.60%	0.60%
Distribution (12b-1) Fee	None	0.25%
Other Expenses[1]	3.54%	4.56%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	4.18%	5.45%
Less: Fee Waivers and/or Expense Reimbursements[2]	3.24%	4.26%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.94%	1.19%

[1]	Operating expenses are estimated for the current fiscal year because the Fund commenced operations on July 9, 2012.
[2]	The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses) at no more than 0.90% for Class I Shares and 1.15% for Class N Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through April 30, 2014. The Fee Waiver Agreement may only be terminated with the consent of the Board, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act. Under the Fee Waiver Agreement, the Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above during such year.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through April 30, 2014, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$ 96	$ 973	$1,865	$4,158
Class N Shares	$121	$1,248	$2,364	$5,111

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period July 9, 2012 through December 31, 2012, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues a “defensive” strategy, seeking to provide downside protection with upside potential through active stock selection, risk management and diversification.
The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in Equity Instruments of Emerging Markets Issuers. Equity Instruments include common stock, preferred stock, convertible securities, options, warrants, exchange traded funds that invest in equity securities, equity futures, stock index futures, equity swaps, equity index swaps, depositary receipts and other derivative instruments where the reference asset is an equity security. An issuer will be considered an Emerging Markets Issuer if it is organized, domiciled, or has a principal place of business in a country that is part of the MSCI Emerging Markets Index, or if an instrument provides exposure to the change in value of a company that meets that definition. Although the Fund may also invest in issuers organized, domiciled, or with a principal place of business in other countries if the Adviser considers it advisable to achieve the Fund’s investment objective. The Fund can invest in companies of any size and may

AQR Funds	20	Prospectus

invest to a significant extent in small- and mid-cap companies from time to time in the discretion of the Adviser. Pending investment in Equity Instruments of Emerging Markets Issuers or for use as collateral to meet margin requirements, the Fund may invest in short-term instruments, including U.S. Government securities, bank certificates of deposit, money market instruments or funds, and such other liquid investments deemed appropriate by the Adviser. The Fund may invest in these securities without limit for temporary defensive purposes. There is no guarantee that the Fund’s objective will be met.
The Fund also engages in currency transactions with counterparties primarily in order to hedge against a decline in the value of portfolio holdings denominated in particular currencies and to provide temporary exposure to a particular currency in lieu of leaving cash inflows uninvested. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. The Fund seeks to diversify currency exposures and to avoid the risk of high exposures to any one currency, including U.S. dollars.
The Fund pursues a defensive strategy, meaning it seeks to participate in rising equity markets while mitigating downside risk in declining markets. In other words, the Fund expects to lag the performance of traditional emerging markets equity funds when these markets are rising, but to exceed the performance of traditional emerging markets equity funds during emerging equity market declines. To achieve this result, the Fund will be broadly diversified across companies, industries and countries and will invest in companies that the Adviser has identified to have stable businesses with low leverage, low earnings-per-share variability and other measures of risk and high profitability. The Adviser believes that the stocks of these types of companies tend to be lower “beta” stocks and that lower “beta” stocks generally are less volatile than higher “beta” stocks (that is, their value has a lower sensitivity to fluctuations in the securities markets). The Adviser expects low “beta” stock to produce higher risk-adjusted returns over a full market cycle than high “beta” stocks.
The Fund is actively managed and the Adviser will vary the Fund’s exposures to issuers, industries, countries and currencies based on the Adviser’s evaluation of investment opportunities within and across markets. In constructing the portfolio, the Adviser uses quantitative models, which combine active management to identify quality companies and statistical measures of risk to assure diversification by issuer, country, currency and industry. The Adviser will use volatility and correlation forecasting and portfolio construction methodologies to manage the Fund. The Adviser utilizes quantitative risk models in furtherance of the Fund’s investment objective, which seek to control portfolio level risk. Shifts in allocations among issuers, industries, countries or currencies will be determined using the quantitative models based on the Adviser’s determinations of risk and quality. The Fund bears the risk that the quantitative models used by the portfolio managers will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
The Fund makes use of derivative instruments, which may be used for hedging purposes and to enhance returns. The Fund may use derivatives as a substitute for investing in conventional securities and for investment purposes to increase its economic exposure to a particular security, currency or index in a cost effective manner. The Fund’s use of derivatives such as futures contracts, forward contracts, swaps and certain other Equity Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying an Equity Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Equity Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through an Equity Instrument providing leveraged exposure to the asset and that Equity Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Equity Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Equity Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Equity Instrument. The Fund is expected to have annual turnover of approximately 20% to 50%, although actual portfolio turnover during a year may be higher or lower and will be affected by market conditions during the year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund and may negatively affect the Fund’s performance, and may have adverse tax consequences. The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.
Principal Risks of Investing In the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.
Common Stock Risk: Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts.  Many of these derivative contracts will be privately negotiated in the over-the-counter market.  These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the

AQR Funds	21	Prospectus

Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.
Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.
Derivatives Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options (both written and purchased), swaps and forward contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign investments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange traded funds ("ETFs"), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. The futures contracts, forward contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss.If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued”

AQR Funds	22	Prospectus

basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.
Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid Cap Securities Risk: The prices of securities of mid cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Small Cap Securities Risk: Investments in the stocks of companies with smaller market capitalizations involve higher risks in some respects than do investments in stocks of larger companies. For example, prices of such stocks are often more volatile than prices of large-capitalization stocks. In addition, due to thin trading in some such stocks, an investment in these stocks may be more illiquid (i.e., harder to sell) than that of larger capitalization stocks. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
Performance history will be available for the Fund after it has been in operation for a full calendar year. For current performance information, please visit www.aqrfunds.com.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Jacques A. Friedman, M.S.	July 9, 2012	Principal of the Adviser
Lars N. Nielsen, M.Sc.	July 9, 2012	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	July 9, 2012	Vice President of the Adviser
Hoon Kim, Ph.D., M.B.A., CFA	July 9, 2012	Vice President of the Adviser

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 107 of the Prospectus.

AQR Funds	23	Prospectus

AQR Diversified Arbitrage Fund
Fund Summary – May 1, 2013
Ticker: Class I/ADAIX – Class N/ADANX
As of the close of business on June 29, 2012, the Fund no longer offers Class I or Class N Shares for purchase or exchange by certain new investors. See “Closed Fund Policies” in the Fund’s Prospectus.
Investment Objective
The AQR Diversified Arbitrage Fund (the “Fund”) seeks long-term absolute (positive) returns.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	1.00%	1.00%
Distribution (12b-1) fee	None	0.25%
Other Expenses
Dividends on short sales	1.08%	1.09%
Borrowing costs	0.01%	0.01%
All other expenses	0.23%	0.27%
Total Other Expenses	1.32%	1.37%
Acquired Fund Fees and Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	2.39%	2.69%
Less: Fee Waivers and/or Expense Reimbursements[1]	0.02%	0.00%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	2.37%	2.69%

[1]	The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses) at no more than 1.20% for Class I Shares and 1.50% for Class N Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through April 30, 2014. The Fee Waiver Agreement may only be terminated with the consent of the Board, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act. Under the Fee Waiver Agreement, the Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above during such year.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through April 30, 2014, as discussed in Footnote No. 1 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$240	$744	$1,274	$2,725
Class N Shares	$272	$835	$1,425	$3,022

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 312% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund seeks to outperform, after expenses, the BofA Merrill Lynch 3-Month Treasury Bill Index while seeking to control its tracking risk relative to this benchmark. The BofA Merrill Lynch 3-Month Treasury Bill Index is designed to measure the performance of a high-quality short-term cash-equivalent investment. An investment in the Fund is more volatile than an investment in Treasury Bills, and is not backed by the full faith and credit of the U.S. government.

AQR Funds	24	Prospectus

The Fund uses a number of arbitrage investment strategies employed by hedge funds and proprietary trading desks of investment banks, including merger arbitrage, convertible arbitrage, and other kinds of arbitrage strategies and corporate event strategies described more fully below. In order to pursue these investment strategies, the Fund invests in a diversified portfolio of instruments, including equities, convertible securities, debt securities, restricted securities and/or Rule 144A securities, loans, warrants, options, swaps, futures contracts, forwards or other types of derivative instruments. The Sub-Adviser tactically allocates the Fund’s assets across alternative investment strategies with desirable anticipated returns based on market conditions.
The Sub-Adviser will employ hedging strategies with the intent of (i) reducing the risk associated with each of the arbitrage and corporate event strategies; (ii) keeping the overall volatility of the Fund’s net asset value low; and (iii) maintaining a low correlation with the overall equity market.
The Fund will also engage extensively in short sales of securities. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. For arbitrage strategies, the Fund will generally buy securities and simultaneously sell securities short in amounts that are intended to result in an approximately neutral economic exposure to overall market movements.
The Fund makes use of derivative instruments, which may be used for hedging purposes, as a substitute for investing in conventional securities and for investment purposes. The Fund may also use derivatives to increase its economic exposure to a particular security, currency or index in a cost effective manner. Swaps, futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of swaps, futures contracts, forward contracts and certain other derivative instruments may have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset and that derivative instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of derivative instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Fund has no policy with respect to the credit rating, maturity or duration of the debt securities in which it may invest, and may invest in debt securities of any credit rating, maturity or duration. In response to adverse market, economic or other conditions, such as the availability of attractive arbitrage and corporate event opportunities (or lack thereof), the Fund may temporarily invest a substantial portion of its assets in cash or cash equivalent securities. During such periods the Fund may not achieve its investment objective.
Examples of Arbitrage and Corporate Strategies:
Merger Arbitrage: When engaging in merger arbitrage, the Sub-Adviser buys shares of the “target” company in a proposed merger or other reorganization between two companies. If the consideration in the transaction consists of stock of the acquirer, the Sub-Adviser will typically hedge the exposure to the acquirer by shorting the stock of the acquiring company.
Convertible Arbitrage: When employing a convertible arbitrage strategy, the Sub-Adviser invests in convertible securities that are trading at discounts to their fundamental values and attempts to mitigate the various risks associated with investing in such convertible securities.
Corporate Events: The Sub-Adviser also employs other arbitrage and corporate event strategies when market opportunities arise. Examples of such investments can include distressed investments, “SPACs” (Special Purpose Acquisition Corporations), SEOs (Seasoned Equity Offerings), “price-pressure” trades, “dual-class” arbitrage and “closed-end fund” arbitrage among other strategies.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.
Principal Risks of Investing In the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.
Arbitrage or Fundamental Risk: Employing arbitrage and alternative strategies has the risk that anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades.
Below Investment Grade Securities Risk: Although bonds rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, bonds rated below investment grade are high risk, speculative investments that may cause income and principal losses for the Fund.
Common Stock Risk: Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

AQR Funds	25	Prospectus

Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
Counterparty Risk: The Fund may enter into various types of derivatives contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.
Credit Default Swap Agreements Risk: The Fund may enter into credit default swap agreements as a “buyer” or “seller” of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value.
Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.
Derivatives Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options (both written and purchased), swaps and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Distressed Investments Risk: The Fund may invest in distressed investments, which are issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund’s investments in distressed securities typically may involve the purchase of high-yield bonds, bank debt, corporate loans or other indebtedness of such companies. These investments may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer. The Adviser’s or Sub-Adviser’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting

AQR Funds	26	Prospectus

inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser and Sub-Adviser, from time to time employ various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s or Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s and Sub-Adviser's ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser or Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
High Portfolio Turnover Risk: The risk that when investing on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders in the Fund.
Illiquidity Risk: The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. In addition, market conditions may cause the Fund to experience temporary mark-to-market losses, especially in less liquid positions, even in the absence of any selling of investments by the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser or Sub-Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange traded funds ("ETFs"), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
IPO and SEO Risk: “IPOs” or “New Issues” are initial public offerings of U.S. equity securities. “SEOs” are seasoned (i.e., secondary) equity offerings of U.S. equity securities. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations (see “Risk Factors—Small Cap Securities Risk”). Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs or SEOs may be highly volatile or may decline shortly after the initial public offering or seasoned equity offering.
Leverage Risk: If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of a Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.
Litigation and Enforcement Risk: Investing in companies involved in significant restructuring tends to involve increased litigation risk. This risk may be greater in the event the Fund takes a large position or is otherwise prominently involved on a bankruptcy or creditors’ committee. The expense of asserting claims (or defending against counterclaims) and recovering any amounts pursuant to settlements or judgments may be borne by the Fund. Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.
Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

AQR Funds	27	Prospectus

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
PIPEs Risk: The Fund may make private investments in public companies whose stocks are quoted on stock exchanges or which trade in the over-the-counter securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund’s ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.
Restricted Securities Risk: Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may include private placement securities that have not been registered under the applicable securities laws. Certain restricted securities can be resold to institutional investors and traded in the institutional market under Rule 144A under the Securities Act of 1933 and are called Rule 144A securities. Rule 144A securities can be resold to qualified institutional buyers but not to the general public.
Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.
SPACs Risk: The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance can be obtained by visiting http://www.aqrfunds.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
4.58% (3Q09)	-0.72% (2Q12)

During the first quarter of 2013, the Fund had a total return of 0.91% for Class I Shares.

AQR Funds	28	Prospectus

Average Annual Total Returns as of December 31, 2012
The following table compares the Fund’s average annual total returns for Class I Shares and Class N Shares as of December 31, 2012 to the BofA Merrill Lynch 3-Month Treasury Bill Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Since Inception (January 15, 2009)
AQR Diversified Arbitrage Fund—Class I
Return Before Taxes	3.13%	4.52%
Return After Taxes on Distributions	2.54%	3.90%
Return After Taxes on Distributions and Sale of Fund Shares	2.06%	3.54%
AQR Diversified Arbitrage Fund—Class N
Return Before Taxes	2.83%	4.23%
BofA Merrill Lynch 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.11%	0.14%

After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC. CNH Partners, LLC is the Sub-Adviser of the Fund.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Ronen Israel, M.A.	January 15, 2009	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 15, 2009	Principal of the Adviser
Mark L. Mitchell, Ph.D.	January 15, 2009	Principal of the Sub-Adviser
Todd C. Pulvino, Ph.D., A.M., M.S.	January 15, 2009	Principal of the Sub-Adviser

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 107 of the Prospectus.

AQR Funds	29	Prospectus

AQR Managed Futures Strategy Fund
Fund Summary – May 1, 2013
Ticker: Class I/AQMIX – Class N/AQMNX
Investment Objective
The AQR Managed Futures Strategy Fund (the “Fund”) seeks positive absolute returns.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	1.05%	1.05%
Distribution (12b-1) fee	None	0.25%
Other Expenses	0.20%	0.22%
Acquired Fund Fees and Expenses	0.15%	0.15%
Total Annual Fund Operating Expenses	1.40%	1.67%
Less: Fee Waivers and/or Expense Reimbursements[1]	0.00%	0.02%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	1.40%	1.65%

[1]	The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses) at no more than 1.25% for Class I Shares and 1.50% for Class N Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through April 30, 2014. The Fee Waiver Agreement may only be terminated with the consent of the Board, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act. Under the Fee Waiver Agreement, the Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above during such year.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through April 30, 2014, as discussed in Footnote No. 1 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$143	$443	$766	$1,680
Class N Shares	$168	$525	$905	$1,975

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate which leads to the 0% portfolio turnover rate reported above. If these instruments were included in the calculation, the Fund would have a high portfolio turnover rate (typically greater than 300% (as discussed below under “Principal Investment Strategies of the Fund”)).
Principal Investment Strategies of the Fund
To pursue its investment objective, the Fund invests primarily in a portfolio of futures contracts, futures-related instruments and equity swaps. The Fund’s universe of investments currently includes more than 100 global developed and emerging market exchange-traded futures, futures-related instruments, forward contracts and equity swaps across four major asset classes (commodities, currencies, fixed income and equities); however, this universe of investments is subject to change under varying market conditions and as these instruments evolve over time.
Generally, the Fund invests in futures contracts and futures-related instruments including, but not limited to, global developed and emerging market equity index futures, swaps on equity index futures and equity swaps, global developed and emerging market currency forwards, commodity futures, swaps on commodity futures, global developed fixed income futures, bond futures and swaps on bond futures (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing in the Subsidiary (as described below) that invests in those Instruments. There are no geographic limits on the market exposure of the Fund’s assets. This

AQR Funds	30	Prospectus

flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may also invest in exchange traded funds or exchange traded notes through which the Fund can participate in the performance of one or more Instruments. The Fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.
The Fund’s portfolio managers use proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity Instruments. Once a trend is determined, the Fund will take either a long or short position in the given Instrument. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying investment. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying investment. The size of the position taken will relate to the Adviser’s confidence in the trend continuing as well as the Adviser’s estimate of the Instrument’s risk. The Adviser generally expects that the Fund will have exposure in long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but at any one time the Fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the class and that Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser expects the Fund’s NAV over short-term periods to be volatile because of the significant use of Instruments that have a leveraging effect. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The Fund’s returns are expected to be volatile; however, the Adviser, on average, will target an annualized volatility level for the Fund of 10%. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 5% and 13%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its net long and short exposures. For example, the Fund could hold instruments that provide five times the net return of a broad-or narrow-based securities index. For more information on these and other risk factors, please see the “Principal Risk Factors” and “Investment Techniques-Asset Segregation” sections of the Prospectus.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%).
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities, U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. Generally, the Subsidiary will invest primarily in commodity futures, but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.
Principal Risks of Investing In the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

AQR Funds	31	Prospectus

CFTC Regulation Risk: The Adviser is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator (“CPO”) of registered investment companies, including the Fund. Until the CFTC’s proposed harmonization rules with respect to registered investment companies are finalized and take effect, the Adviser is not subject to the CFTC’s recordkeeping, reporting and disclosure requirements with respect to the Fund. It is unclear in what form the final harmonization rules will be adopted and the impact they will have on the Fund. While compliance with such rules may increase the Fund’s expenses, the Adviser does not expect that such compliance will materially adversely affect the ability of the Fund to achieve its objective.
Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
Counterparty Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value.
Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.
Derivatives Risk: The use of derivative instruments exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, swaps and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

AQR Funds	32	Prospectus

Hedging Transactions Risk: The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
High Portfolio Turnover Risk: The risk that when investing on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange traded funds ("ETFs"), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments to gain long and short exposure across four major asset classes (commodities, currencies, fixed income and equities). The futures contracts, forward contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss.  If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.
Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “ Commodities Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. To the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Unlike the Fund, the Subsidiary will not seek to

AQR Funds	33	Prospectus

qualify as a regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.
Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Fund should constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance can be obtained by visiting http://www.aqrfunds.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
4.89% (4Q10)	-2.62% (1Q11)

During the first quarter of 2013, the Fund had a total return of 2.97% for Class I Shares.
Average Annual Total Returns as of December 31, 2012
The following table compares the Fund’s average annual total returns for Class I Shares and Class N Shares as of December 31, 2012 to the BofA Merrill Lynch 3-Month Treasury Bill Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.

AQR Funds	34	Prospectus

	One Year	Since Inception (January 6, 2010)
AQR Managed Futures Strategy Fund—Class I
Return Before Taxes	2.99%	0.55%
Return After Taxes on Distributions	2.71%	0.17%
Return After Taxes on Distributions and Sale of Fund Shares	1.94%	0.28%
AQR Managed Futures Strategy Fund—Class N
Return Before Taxes	2.68%	0.28%
BofA Merrill Lynch 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.11%	0.11%

After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	January 6, 2010	Managing and Founding Principal of the Adviser
John M. Liew, Ph.D., M.B.A.	January 6, 2010	Founding Principal of the Adviser
Brian K. Hurst	January 6, 2010	Principal of the Adviser
Yao Hua Ooi	January 6, 2010	Principal of the Adviser

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 107 of the Prospectus.

AQR Funds	35	Prospectus

AQR Risk Parity Fund
Fund Summary – May 1, 2013
Ticker: Class I/AQRIX – Class N/AQRNX
As of the close of business on November 16, 2012, the Fund no longer offers Class I or Class N Shares for purchase or exchange by certain new investors. See “Closed Fund Policies” in the Fund’s Prospectus.
Investment Objective
The AQR Risk Parity Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	0.75%	0.75%
Distribution (12b-1) fee	None	0.25%
Other Expenses	0.20%	0.23%
Acquired Fund Fees and Expenses	0.09%	0.09%
Total Annual Fund Operating Expenses	1.04%	1.32%
Less: Fee Waivers and/or Expense Reimbursements[1]	0.00%	0.03%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	1.04%	1.29%

[1]	The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses) at no more than 0.95% for Class I Shares and 1.20% for Class N Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through April 30, 2014. The Fee Waiver Agreement may only be terminated with the consent of the Board, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act. Under the Fee Waiver Agreement, the Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above during such year.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through April 30, 2014, as discussed in Footnote No. 1 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$106	$331	$574	$1,271
Class N Shares	$131	$415	$721	$1,588

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year end, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate which leads to the 72% portfolio turnover rate reported above. If these instruments were included in the calculation, the Fund would have a high portfolio turnover rate (typically greater than 300% (as discussed below under “Principal Investment Strategies of the Fund”)).
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by allocating assets among major liquid asset classes (including global developed and emerging market equities, global nominal and inflation-linked government bonds, emerging market fixed income, sovereign debt, the credit spreads of mortgage-backed securities and corporate and sovereign debt, developed and emerging market currencies, and commodities). The Fund intends to gain exposure to these asset classes by investing in a portfolio of Instruments (as defined below). The Fund will generally have some level of investment in the majority of asset classes and Instruments but there is no stated limit on the percentage of assets the Fund can invest in a particular Instrument or the percentage of assets the Fund will allocate to any one asset

AQR Funds	36	Prospectus

class, and at times the Fund may focus on a small number of Instruments or asset classes. The allocation among the different asset classes is based on the Adviser’s assessment of the risk associated with the asset class, the investment opportunity presented by each asset class, as well as the Adviser’s assessment of prevailing market conditions within the asset classes in the United States and abroad.
In allocating assets among asset classes, the Adviser follows a “risk parity” approach. The “risk parity” approach to asset allocation seeks to balance the allocation of risk across asset classes (as measured by forecasted volatility, estimated potential loss, and other proprietary measures) when building the portfolio. This means that lower risk asset classes (such as global fixed income and inflation-linked government bonds) will generally have higher notional allocations than higher risk asset classes (such as global developed and emerging market equities). A “neutral” asset allocation targets an equal risk allocation from each of the four following major risk sources: equity risk, fixed income risk, inflation risk, and credit risk. The Adviser expects to tactically vary the Fund’s allocation to the various asset classes depending on market conditions, which can cause the Fund to deviate from a “ neutral” position. The desired overall risk level of the Fund may be increased or decreased by the Adviser. There can be no assurance that employing a “risk parity” approach will achieve any particular level or return or will, in fact, reduce volatility or potential loss.
Generally, the Fund gains exposure to asset classes by investing in many different types of instruments including, but not limited to: equity securities, equity futures, equity swaps, currency forwards, commodity futures, swaps on commodity futures, bond futures, swaps on bond futures, interest rate swaps, credit default swaps, credit default index swaps; inflation swaps; cash corporate and government bonds, including inflation protected government bonds, cash and cash equivalents including but not limited to money market fund shares (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing in the Subsidiary (as described below) that invests in those Instruments. There is no maximum or minimum exposure to any one Instrument or any one asset class. The Fund may also invest in exchange traded funds or exchange traded notes through which the Fund can participate in the performance of one or more Instruments. The Fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.
The Fund is actively managed and the Adviser will vary the Fund’s exposures to the asset classes based on the Adviser’s evaluation of investment opportunities within and across the asset classes. The Adviser will use proprietary volatility forecasting and portfolio construction methodologies to manage the Fund. Shifts in allocations among asset classes or Instruments will be determined using models based on the Adviser’s general value and momentum investment philosophy.
The Fund has no geographic limits on where its investments may be located or where its assets may be exposed. This flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may have exposure to fixed income securities of U.S. and non-U.S. issuers of any credit quality, including securities that are unrated or are rated in the lowest credit rating categories. The Fund may have exposure to equity securities of companies of any market capitalization. There is no percentage limit on the Fund’s exposure to below investment-grade fixed income securities including emerging market fixed income securities or to small less-liquid equity securities. The Fund may have exposure in long and short positions across all of the asset classes, however, short positions will generally only be taken to hedge other investments made by the Fund. The Adviser does not anticipate that the Fund will be net short any particular market.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s NAV to be volatile. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser expects the Fund’s NAV over short-term periods to be volatile because of the significant use of Instruments that have a leveraging effect. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The Fund’s returns are expected to be volatile; however, the Adviser, on average, will target an annualized volatility level for the Fund of 10%. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 7% and 13%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its exposures.
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities, U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund. The Fund may also enter into repurchase and reverse repurchase agreements. Under a repurchase agreement the Fund buys securities that the seller has agreed to buy back at a specified time and at a set price. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price. While the Fund normally does not engage in borrowing, leverage may be created when the Fund enters into reverse repurchase agreements, engages in futures transactions or uses certain other derivative instruments.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures and swaps on commodity futures but it may also invest in

AQR Funds	37	Prospectus

financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.
Principal Risks of Investing In the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.
CFTC Regulation Risk: The Adviser is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator (“CPO”) of registered investment companies, including the Fund. Until the CFTC’s proposed harmonization rules with respect to registered investment companies are finalized and take effect, the Adviser is not subject to the CFTC’s recordkeeping, reporting and disclosure requirements with respect to the Fund. It is unclear in what form the final harmonization rules will be adopted and the impact they will have on the Fund. While compliance with such rules may increase the Fund’s expenses, the Adviser does not expect that such compliance will materially adversely affect the ability of the Fund to achieve its objective.
Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
Counterparty Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.
Credit Default Swap Agreements Risk: The Fund may enter into credit default swap agreements as a “buyer” or “seller” of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value.
Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.
Derivatives Risk: The use of derivative instruments exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, swaps and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

AQR Funds	38	Prospectus

Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
High Portfolio Turnover Risk: The risk that when investing on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange traded funds ("ETFs"), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. The futures contracts, forward contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss.If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.
Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

AQR Funds	39	Prospectus

Mid Cap Securities Risk: Through the investment in equity derivative instruments the Fund may have exposure to the securities of mid cap companies. The prices of securities of mid cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy may suffer.
Mortgage-Backed Securities Risk: Mortgage-related and other mortgage-backed securities are subject to certain risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Exposure to mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities.
Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Repurchase Agreements Risk: The Fund may invest in repurchase agreements. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.
Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, and (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them. In addition, the use of reverse repurchase agreements may be regarded as leveraging.
Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.
Sovereign Debt Risk: These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “ Commodities Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. To the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.

AQR Funds	40	Prospectus

Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.
Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Fund should constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes.
TIPS and Inflation-Linked Bonds Risk: The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance can be obtained by visiting http://www.aqrfunds.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
7.30% (3Q12)	-5.04% (3Q11)

During the first quarter of 2013, the Fund had a total return of 4.70% for Class I Shares.
Average Annual Total Returns as of December 31, 2012
The following table compares the Fund’s average annual total returns for Class I Shares and Class N Shares as of December 31, 2012 to the BofA Merrill Lynch 3-Month Treasury Bill Index and a reference benchmark comprised as follows: 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index (the “Reference Benchmark”). Effective January 1, 2013, the benchmark against which the Fund

AQR Funds	41	Prospectus

measures its performance, the BofA Merrill Lynch 3-Month Treasury Bill Index, was replaced with the Reference Benchmark. The Adviser believes the Reference Benchmark is more representative of the Fund’s investment strategy and holdings than the BofA Merrill Lynch 3-Month Treasury Bill Index.
	One Year	Since Inception (September 30, 2010)
AQR Risk Parity Fund—Class I
Return Before Taxes	14.05%	10.44%
Return After Taxes on Distributions	12.23%	9.02%
Return After Taxes on Distributions and Sale of Fund Shares	9.29%	8.11%
AQR Risk Parity Fund—Class N
Return Before Taxes	13.89%	10.17%
BofA Merrill Lynch 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.11%	0.11%
60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	11.31%	9.66%

After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
John M. Liew, Ph.D., M.B.A.	September 30, 2010	Founding Principal of the Adviser
Brian K. Hurst	September 30, 2010	Principal of the Adviser
Michael A. Mendelson, M.B.A., S.M.	September 30, 2010	Principal of the Adviser
Yao Hua Ooi	September 30, 2010	Principal of the Adviser

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 107 of the Prospectus.

AQR Funds	42	Prospectus

AQR Risk Parity II MV Fund
Fund Summary – May 1, 2013
Ticker: Class I/QRMIX – Class N/QRMNX
Investment Objective
The AQR Risk Parity II MV Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	0.50%	0.50%
Distribution (12b-1) Fee	None	0.25%
Other Expenses[1]	1.57%	2.06%
Acquired Fund Fees and Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	2.13%	2.87%
Less: Fee Waivers and/or Expense Reimbursements[2]	1.12%	1.61%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	1.01%	1.26%

[1]	Operating expenses are estimated for the current fiscal year because the Fund commenced operations on November 5, 2012.
[2]	The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses) at no more than 0.95% for Class I Shares and 1.20% for Class N Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through April 30, 2014. The Fee Waiver Agreement may only be terminated with the consent of the Board, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act. Under the Fee Waiver Agreement, the Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above during such year.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through April 30, 2014, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class I Shares	$103	$559
Class N Shares	$128	$737

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period November 5, 2012 through December 31, 2012, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate which leads to the 0% portfolio turnover rate reported above. If these instruments were included in the calculation, the Fund would have a high portfolio turnover rate (typically greater than 300% (as discussed below under “Principal Investment Strategies of the Fund” )).
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by allocating assets among major liquid asset classes (including global developed and emerging market equities, global nominal and inflation-linked government bonds, developed and emerging market currencies, and commodities). The Fund intends to gain exposure to these asset classes by investing in a portfolio of Instruments (as defined below). The Fund will generally have some level of investment in the majority of asset classes and Instruments but there is no stated limit on the percentage of assets the Fund can invest in a particular Instrument or the percentage of assets the Fund will allocate to any one asset

AQR Funds	43	Prospectus

class, and at times the Fund may focus on a small number of Instruments or asset classes. The allocation among the different asset classes is based on the Adviser’s assessment of the risk associated with the asset class, the investment opportunity presented by each asset class, as well as the Adviser’s assessment of prevailing market conditions within the asset classes in the United States and abroad.
The “MV” in the Fund’s name reflects its “moderate volatility” approach. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The Fund’s returns are expected to be volatile; however, the Adviser, on average, will target an annualized volatility level of 10%. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 7% and 13%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above. There is no guarantee the Fund’s investment objective will be met.
In allocating assets among asset classes, the Adviser follows a “risk parity” approach. The “risk parity” approach to asset allocation seeks to balance the allocation of risk across asset classes (as measured by forecasted volatility, estimated potential loss, and other proprietary measures) when building the portfolio. This means that lower risk asset classes (such as global fixed income and inflation-linked government bonds) will generally have higher notional allocations than higher risk asset classes (such as global developed and emerging market equities). A “neutral” asset allocation targets an equal risk allocation from each of the three following major risk sources: equity risk, fixed income risk and inflation risk. The Adviser expects to tactically vary the Fund’s allocation to the various asset classes depending on market conditions, which can cause the Fund to deviate from a “ neutral” position. The desired overall risk level of the Fund may be increased or decreased by the Adviser. There can be no assurance that employing a “risk parity” approach will achieve any particular level or return or will, in fact, reduce volatility or potential loss.
Generally, the Fund gains exposure to asset classes by investing in many different types of instruments including, but not limited to: equity securities, equity futures, equity swaps, currency forwards, commodity futures, swaps on commodity futures, commodity-linked notes, bond futures, swaps on bond futures, interest rate swaps, inflation swaps, cash corporate and government bonds, including inflation protected government bonds, cash and cash equivalents including but not limited to money market fund shares (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing in the Subsidiary (as described below) that invests in those Instruments. There is no maximum or minimum exposure to any one Instrument or any one asset class. The Fund may also invest in exchange traded funds or exchange traded notes through which the Fund can participate in the performance of one or more Instruments. The Fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.
The Fund is actively managed and the Adviser will vary the Fund’s exposures to the asset classes based on the Adviser’s evaluation of investment opportunities within and across the asset classes. The Adviser will use proprietary volatility forecasting and portfolio construction methodologies to manage the Fund. Shifts in allocations among asset classes or Instruments will be determined using models based on the Adviser’s general value and momentum investment philosophy.
The Fund has no geographic limits on where its investments may be located or where its assets may be exposed. This flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may have exposure to fixed income securities of U.S. and non-U.S. issuers of any credit quality, including securities that are unrated or are rated in the lowest credit rating categories. The Fund may have exposure to equity securities of companies of any market capitalization. There is no percentage limit on the Fund’s exposure to below investment-grade fixed income securities including emerging market fixed income securities or to small less-liquid equity securities. The Fund may have exposure in long and short positions across all of the asset classes, however, short positions will generally only be taken to hedge other investments made by the Fund. The Adviser does not anticipate that the Fund will be net short any particular market.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s NAV to be volatile. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its exposures.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%).
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities, U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund. The Fund may also enter into repurchase and reverse repurchase agreements. Under a repurchase agreement the Fund buys securities that the seller has agreed to buy back at a specified time and at a set price. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price. While the Fund normally does not engage in borrowing, leverage may be created when the Fund enters into reverse repurchase agreements, engages in futures transactions or uses certain other derivative instruments.

AQR Funds	44	Prospectus

The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures and swaps on commodity futures but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary‘s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.
Principal Risks of Investing In the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.
CFTC Regulation Risk: The Adviser is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator (“CPO”) of registered investment companies, including the Fund. Until the CFTC’s proposed harmonization rules with respect to registered investment companies are finalized and take effect, the Adviser is not subject to the CFTC’s recordkeeping, reporting and disclosure requirements with respect to the Fund. It is unclear in what form the final harmonization rules will be adopted and the impact they will have on the Fund. While compliance with such rules may increase the Fund’s expenses, the Adviser does not expect that such compliance will materially adversely affect the ability of the Fund to achieve its objective.
Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
Commodity-Linked Notes Risk: Commodity-linked notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal paid to the Fund by the counterparty at maturity or redemption is determined by reference to the performance of a specific reference commodity or group of commodities or commodity index. The principal amount payable upon maturity or redemption may fluctuate, depending upon changes in the value of the reference commodity or index. The terms of a commodity-linked note may provide that, in certain circumstances where the value of the reference commodity or index substantially declines, no principal is due to the buyer of the commodity-linked note at maturity and, therefore, may result in a total loss of invested capital by the Fund. The principal payments that may be made on a commodity-linked note may vary widely, depending on a variety of factors, including the volatility of the reference commodity or index.
Counterparty Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value.
Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.
Derivatives Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. The use of derivative instruments also exposes the

AQR Funds	45	Prospectus

Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, swaps and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
High Portfolio Turnover Risk: The risk that when investing on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange traded funds ("ETFs"), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swap agreements and other derivative instruments. The futures contracts, forward contracts, swap agreements and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss.If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.
Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

AQR Funds	46	Prospectus

Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid Cap Securities Risk: Through the investment in equity derivative instruments the Fund may have exposure to the securities of mid cap companies. The prices of securities of mid cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy may suffer.
New Fund Risk: The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.
Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Repurchase Agreements Risk: The Fund may invest in repurchase agreements. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.
Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, and (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them. In addition, the use of reverse repurchase agreements may be regarded as leveraging.
Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.
Sovereign Debt Risk: These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “ Commodities Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. To the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Unlike the Fund, the Subsidiary will not seek to

AQR Funds	47	Prospectus

qualify as a regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.
Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The Fund has requested a private letter ruling from the Internal Revenue Service confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Fund should constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. The Internal Revenue Service has indicated that the granting of private letter rulings, like the one requested by the Fund, is currently suspended, pending further internal discussion. As a result, there can be no expectation that the Internal Revenue Service will grant the private letter ruling requested. If the Internal Revenue Service does not grant the private letter ruling request, there is a risk that the Internal Revenue Service could assert that the annual net profit realized by the Subsidiary and imputed for income tax purposes to the Fund will not be considered “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
TIPS and Inflation-Linked Bonds Risk: The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
Performance history will be available for the Fund after it has been in operation for a full calendar year. For current performance information, please visit www.aqrfunds.com.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
John M. Liew, Ph.D., M.B.A.	November 5, 2012	Founding Principal of the Adviser
Brian K. Hurst	November 5, 2012	Principal of the Adviser
Michael A. Mendelson, M.B.A., S.M.	November 5, 2012	Principal of the Adviser
Yao Hua Ooi	November 5, 2012	Principal of the Adviser

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 107 of the Prospectus.

AQR Funds	48	Prospectus

AQR Risk Parity II HV Fund
Fund Summary – May 1, 2013
Ticker: Class I/QRHIX – Class N/QRHNX
Investment Objective
The AQR Risk Parity II HV Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	0.70%	0.70%
Distribution (12b-1) Fee	None	0.25%
Other Expenses[1]
Interest expense	0.13%	0.13%
All other expenses	1.43%	2.36%
Total Other Expenses	1.56%	2.49%
Acquired Fund Fees and Expenses	0.09%	0.09%
Total Annual Fund Operating Expenses	2.35%	3.53%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.98%	1.91%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	1.37%	1.62%

[1]	Operating expenses are estimated for the current fiscal year because the Fund commenced operations on November 5, 2012.
[2]	The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses) at no more than 1.15% for Class I Shares and 1.40% for Class N Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through April 30, 2014. The Fee Waiver Agreement may only be terminated with the consent of the Board, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act. Under the Fee Waiver Agreement, the Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above during such year.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through April 30, 2014, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class I Shares	$139	$640
Class N Shares	$165	$905

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period November 5, 2012 through December 31, 2012, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by allocating assets among major liquid asset classes (including global developed and emerging market equities, global nominal and inflation-linked government bonds, developed and emerging market currencies, and commodities). The Fund intends to gain exposure to these asset classes by investing in a portfolio of Instruments (as defined below). The Fund will generally have some level of investment in the majority of asset classes and Instruments but there is no stated limit on the percentage of assets the Fund can invest in a particular Instrument or the percentage of assets the Fund will allocate to any one asset

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class, and at times the Fund may focus on a small number of Instruments or asset classes. The allocation among the different asset classes is based on the Adviser’s assessment of the risk associated with the asset class, the investment opportunity presented by each asset class, as well as the Adviser’s assessment of prevailing market conditions within the asset classes in the United States and abroad.
The “HV” in the Fund’s name reflects its “higher volatility” approach. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The Fund’s returns are expected to be volatile; however, the Adviser, on average, will target an annualized volatility level of 15%. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 10% and 20%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above. There is no guarantee the Fund’s investment objective will be met.
In allocating assets among asset classes, the Adviser follows a “risk parity” approach. The “risk parity” approach to asset allocation seeks to balance the allocation of risk across asset classes (as measured by forecasted volatility, estimated potential loss, and other proprietary measures) when building the portfolio. This means that lower risk asset classes (such as global fixed income and inflation-linked government bonds) will generally have higher notional allocations than higher risk asset classes (such as global developed and emerging market equities). A “neutral” asset allocation targets an equal risk allocation from each of the three following major risk sources: equity risk, fixed income risk and inflation risk. The Adviser expects to tactically vary the Fund’s allocation to the various asset classes depending on market conditions, which can cause the Fund to deviate from a “ neutral” position. The desired overall risk level of the Fund may be increased or decreased by the Adviser. There can be no assurance that employing a “risk parity” approach will achieve any particular level or return or will, in fact, reduce volatility or potential loss.
Generally, the Fund gains exposure to asset classes by investing in many different types of instruments including, but not limited to: equity securities, equity futures, equity swaps, currency forwards, commodity futures, swaps on commodity futures, commodity-linked notes, bond futures, swaps on bond futures, interest rate swaps, inflation swaps, cash corporate and government bonds, including inflation protected government bonds, cash and cash equivalents including but not limited to money market fund shares (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing in the Subsidiary (as described below) that invests in those Instruments. There is no maximum or minimum exposure to any one Instrument or any one asset class. The Fund may also invest in exchange traded funds or exchange traded notes through which the Fund can participate in the performance of one or more Instruments. The Fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.
The Fund is actively managed and the Adviser will vary the Fund’s exposures to the asset classes based on the Adviser’s evaluation of investment opportunities within and across the asset classes. The Adviser will use proprietary volatility forecasting and portfolio construction methodologies to manage the Fund. Shifts in allocations among asset classes or Instruments will be determined using models based on the Adviser’s general value and momentum investment philosophy.
The Fund has no geographic limits on where its investments may be located or where its assets may be exposed. This flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may have exposure to fixed income securities of U.S. and non-U.S. issuers of any credit quality, including securities that are unrated or are rated in the lowest credit rating categories. The Fund may have exposure to equity securities of companies of any market capitalization. There is no percentage limit on the Fund’s exposure to below investment-grade fixed income securities including emerging market fixed income securities or to small less-liquid equity securities. The Fund may have exposure in long and short positions across all of the asset classes, however, short positions will generally only be taken to hedge other investments made by the Fund. The Adviser does not anticipate that the Fund will be net short any particular market.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s NAV to be volatile. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its exposures.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%).
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities, U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund. The Fund may also enter into repurchase and reverse repurchase agreements. Under a repurchase agreement the Fund buys securities that the seller has agreed to buy back at a specified time and at a set price. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price. While the Fund normally does not engage in borrowing, leverage may be created when the Fund enters into reverse repurchase agreements, engages in futures transactions or uses certain other derivative instruments.

AQR Funds	50	Prospectus

The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures and swaps on commodity futures but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary‘s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.
Principal Risks of Investing In the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.
CFTC Regulation Risk: The Adviser is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator (“CPO”) of registered investment companies, including the Fund. Until the CFTC’s proposed harmonization rules with respect to registered investment companies are finalized and take effect, the Adviser is not subject to the CFTC’s recordkeeping, reporting and disclosure requirements with respect to the Fund. It is unclear in what form the final harmonization rules will be adopted and the impact they will have on the Fund. While compliance with such rules may increase the Fund’s expenses, the Adviser does not expect that such compliance will materially adversely affect the ability of the Fund to achieve its objective.
Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
Commodity-Linked Notes Risk: Commodity-linked notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal paid to the Fund by the counterparty at maturity or redemption is determined by reference to the performance of a specific reference commodity or group of commodities or commodity index. The principal amount payable upon maturity or redemption may fluctuate, depending upon changes in the value of the reference commodity or index. The terms of a commodity-linked note may provide that, in certain circumstances where the value of the reference commodity or index substantially declines, no principal is due to the buyer of the commodity-linked note at maturity and, therefore, may result in a total loss of invested capital by the Fund. The principal payments that may be made on a commodity-linked note may vary widely, depending on a variety of factors, including the volatility of the reference commodity or index.
Counterparty Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract.  Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value.
Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.
Derivatives Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. The use of derivative instruments also exposes the

AQR Funds	51	Prospectus

Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, swaps and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
High Portfolio Turnover Risk: The risk that when investing on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange traded funds ("ETFs"), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, and other derivative instruments. The futures contracts, forward contracts, and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.
Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

AQR Funds	52	Prospectus

Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid Cap Securities Risk: Through the investment in equity derivative instruments the Fund may have exposure to the securities of mid cap companies. The prices of securities of mid cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy may suffer.
New Fund Risk: The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.
Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Repurchase Agreements Risk: The Fund may invest in repurchase agreements. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.
Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, and (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them. In addition, the use of reverse repurchase agreements may be regarded as leveraging.
Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.
Sovereign Debt Risk: These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “ Commodities Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. To the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Unlike the Fund, the Subsidiary will not seek to

AQR Funds	53	Prospectus

qualify as a regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.
Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The Fund has requested a private letter ruling from the Internal Revenue Service confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Fund should constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. The Internal Revenue Service has indicated that the granting of private letter rulings, like the one requested by the Fund, is currently suspended, pending further internal discussion. As a result, there can be no expectation that the Internal Revenue Service will grant the private letter ruling requested. If the Internal Revenue Service does not grant the private letter ruling request, there is a risk that the Internal Revenue Service could assert that the annual net profit realized by the Subsidiary and imputed for income tax purposes to the Fund will not be considered “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
TIPS and Inflation-Linked Bonds Risk: The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
Performance history will be available for the Fund after it has been in operation for a full calendar year. For current performance information, please visit www.aqrfunds.com.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
John M. Liew, Ph.D., M.B.A.	November 5, 2012	Founding Principal of the Adviser
Brian K. Hurst	November 5, 2012	Principal of the Adviser
Michael A. Mendelson, M.B.A., S.M.	November 5, 2012	Principal of the Adviser
Yao Hua Ooi	November 5, 2012	Principal of the Adviser

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 107 of the Prospectus.

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AQR Multi-Strategy Alternative Fund
Fund Summary – May 1, 2013
Ticker: Class I/ASAIX – Class N/ASANX
Investment Objective
The AQR Multi-Strategy Alternative Fund (the “Fund”) seeks positive absolute returns.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	1.85%	1.85%
Distribution (12b-1) Fee	None	0.25%
Other Expenses
Dividends on short sales	1.53%	1.52%
Borrowing costs	0.01%	0.01%
All other expenses	0.21%	0.30%
Total Other Expenses	1.75%	1.83%
Acquired Fund Fees and Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	3.66%	3.99%
Less: Fee Waivers and/or Expense Reimbursements[1]	0.08%	0.17%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	3.58%	3.82%

[1]	The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses) at no more than 1.98% for Class I Shares and 2.23% for Class N Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through April 30, 2014. The Fee Waiver Agreement may only be terminated with the consent of the Board, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act. Under the Fee Waiver Agreement, the Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above during such year.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through April 30, 2014, as discussed in Footnote No. 1 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$361	$1,113	$1,886	$3,910
Class N Shares	$384	$1,200	$2,032	$4,187

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 208% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by aiming to provide exposure to several strategies often referred to as “alternative” or “absolute return” strategies and more traditionally made available through unregistered funds (“hedge funds”). Utilizing a well-diversified portfolio of Instruments (as defined below), the Fund seeks exposure to the following strategies: Convertible Arbitrage, Event Driven (including Merger Arbitrage), Fixed Income Relative Value, Equity Market Neutral, Long/Short Equity, Dedicated Short Bias, Global Macro, Managed Futures and Emerging Markets. Through exposure to these strategies, the Fund attempts to generate positive absolute returns over time. The Fund implements these strategies by investing globally (including in emerging markets) in a broad range of instruments, including, but not limited to, equities, bonds, currencies, commodities, credit derivatives, convertible securities, futures, forwards, options and swaps (collectively, the “Instruments”), either by investing directly in these instruments or, indirectly, by investing in the Subsidiary (as described below) that invests in these instruments. The Fund may also invest in exchange traded funds or exchange

AQR Funds	55	Prospectus

traded notes through which the Fund can participate in the performance of one or more Instruments. The Fund currently intends to achieve its exposure to equities and convertible bonds by either holding securities or holding cash and using derivatives, rather than holding those securities directly. However, the Adviser believes that, based on a comprehensive analysis of the key drivers of return from these strategies, it can capture a meaningful portion of the return that these strategies can be expected to provide. The Fund is generally intended to have a low average correlation to the equity, bond and credit markets. The Fund will utilize proprietary trading algorithms in order to minimize market impact and reduce trading costs. The Adviser will attempt to mitigate risk through diversification of holdings and through active monitoring of volatility, counterparties and other risk measures. There is no assurance, however, that the Fund will achieve its investment objective.
The strategies employed by the Fund include:
•	Long/Short Equity, Equity Market Neutral and Dedicated Short Bias: These strategies provide long and short exposure to a diversified portfolio of equities which involves simultaneously investing in equities (i.e., investing long) the Adviser expects to increase in value and immediately selling equities (i.e., short sales or short selling) the Adviser expects to decrease in value. Equity Market Neutral is not expected to have industry overweights and seeks to profit by exploiting pricing inefficiencies between related equity securities and neutralizing exposure to market risk by maintaining long and short positions. Long/Short Equity may maintain overweights of industry exposures and also seeks to exploit pricing inefficiencies between related equity securities. The Dedicated Short Bias strategy seeks to profit by shorting stocks that have negative market sentiment and neutralizing exposure to market risk by maintaining long and short positions. When taking a “short” position, the Fund may sell an instrument that it does not own and would then borrow to meet its settlement obligations. The Fund may also take “short” positions in futures, forwards or swaps. A “short” position will benefit from a decrease in price of the underlying instrument and will lose value if the price of the underlying instrument increases. Long positions will profit if the value of the equity security increases and short positions will profit if the value of the equity security declines and the borrowed shares can be replaced at lower cost. Simultaneously engaging in long investing and short selling reduces the net exposure of the overall portfolio to general market movements.
•	Global Macro: Global Macro strategies seek to profit from movement in the prices of securities that are highly sensitive to macroeconomic conditions, across a broad spectrum of assets. This strategy provides long and short exposure to developed country equities, currencies, bonds, interest rates and commodities markets.
•	Emerging Markets: This strategy seeks to profit from investing in equities and currencies of issuers in emerging markets. This strategy provides long and short exposure to emerging country equity and currency markets, and long and short exposure to a basket of liquid equity securities traded on emerging and developed market exchanges.
•	Convertible Arbitrage: Convertible Arbitrage strategies seek to profit from the complexity of the pricing of convertible bonds (which contain elements of both a fixed income security and an equity option) by structuring trades using multiple securities within the capital structure of a convertible bond issuer. The Fund may purchase the convertible bond of a given issuer and simultaneously sell short the common stock of that same issuer to take advantage of a mispricing of either security. This strategy takes positions in various global convertible debt and preferred securities and an offsetting position in various global equities directly linked to the convertible securities. In implementing this strategy, the Fund may use derivatives to hedge against a decline in interest rates or credit exposure. The Adviser collaborates with the Sub-Adviser for this strategy.
•	Managed Futures: Managed Futures strategies seek to profit from the design and implementation of quantitative selection models to help predict upcoming movements in any combination of fixed income, currency, commodity or equity markets. This strategy provides long and short exposure to commodities; long and short exposure to developed country equities, bonds and currencies markets and long and short exposure to emerging country equity and currency markets.
•	Event Driven: Event Driven strategies seek to profit from investing in the securities of companies based not on a value or growth investment style but rather on the basis that a specific event or catalyst will affect future prices. This strategy attempts to capitalize on price discrepancies and returns generated by corporate activity, such as merger arbitrage. In merger arbitrage, the Fund will employ a diversified, disciplined strategy to attempt to capture the returns from holding a long/short portfolio of stocks of companies involved in mergers. The Adviser collaborates with the Sub-Adviser for this strategy.
•	Fixed Income Relative Value: Fixed Income Relative Value seeks to profit from exploiting mispricing of various, liquid fixed income or interest rate sensitive securities. This strategy provides long and short exposure to developed country bond and currency markets, long and short exposure to investment grade credit markets and long and short exposure to forward mortgage-backed securities trading in the to-be-announced (“ TBA”) market.
The Fund provides exposure to several absolute return strategies through one fund offering. The Fund may add additional strategies from time to time. The Fund currently intends to have exposure to each of the strategies, however, it may vary its level of allocation among the strategies depending on market conditions, including reducing the exposure to any strategy to zero.
The Fund’s returns are expected to be volatile; however, the Adviser, on average, will target an annualized volatility level for the Fund of 10%, which compares to a historical volatility level of approximately 4% for the Barclays U.S. Aggregate Bond Index and a historical volatility level of approximately 18% for the S&P 500 Index of U.S. large cap stocks over the past five years. The actual or realized volatility level of the Fund can and will be materially higher or lower than its target volatility depending on market conditions.
If derivative instruments and instruments with remaining maturities of one year or less are taken into account, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 100%).

AQR Funds	56	Prospectus

Portfolio Construction
The Fund is constructed, at both the strategy level and the portfolio level, to provide returns that are not correlated to the equity, bond and credit markets. The Fund will be managed to be broadly diversified across a range of global markets. In addition, the Fund is monitored to avoid traditional long equity market exposure at the overall portfolio level, while at times allowing modest active long or short equity market exposure through tactical decisions.
Strategy Level
Each of the strategies is constructed using a bottom up systematic process. In addition, two or more strategies may be used in combination to achieve a particular investment exposure or goal. Although the overall Fund is designed to be equity market neutral on average over time, unless the Fund is tactically positioned for a long or short equity market exposure, at the strategy level, the Fund may have equity-based systematic risk. For example, the equity long/short strategy will typically have a slightly net long equity market exposure (depending on the market’s recent performance), while the dedicated short bias strategy is expected to have a slightly negative net equity market exposure. The equity market neutral strategy, on the other hand, is intended to be equity market neutral at all times. Although the Fund may simultaneously use one type of exposure in more than one strategy (e.g. use long exposure to developed market equities for the Global Macro and Managed Futures strategies), the exposure will be independently selected to achieve the goal of the particular strategy.
Portfolio Level
Once each strategy has been individually constructed or groupings of strategies developed, the Adviser combines them into a single portfolio using a long term strategic risk weighting process and a tactical risk allocation. By combining these two methods, the Adviser seeks to implement the overall strategy while opportunistically taking advantage of strategies that are particularly attractive currently. In general, however, the Adviser’s portfolio construction process focuses on adding value through diversified risk weighting over the long-term.
Sizing Positions
The Adviser sets both the long-term strategic risk weights across the individual strategies or grouped strategies, which are expected to vary only slightly over time, as well as short-term tactical weightings which may deviate from the long-term strategic targets due to shorter term market risks or opportunities. Both the long-term strategic risk weights and the shorter term tactical shifts are determined by the Adviser using quantitative inputs and subjective assessment of the current market environment. The short-term tactical underweights or overweights are intended to vary only modestly from the strategic weights. However, there is no limit on the tactical underweights or overweights and the Adviser has the discretion to not employ a strategy either temporarily or permanently if the perceived risks of the strategy outweigh the potential benefits.
Risk Management
The Adviser will use quantitative and qualitative methods to assess the level of risk (i.e., volatility of return) for the Fund. The Adviser expects that the use of systematic risk control generally should lead to a highly diversified portfolio across asset classes, geographies, Instruments and strategies.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity index swaps and other commodity-linked derivative instruments but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
A portion of the Fund’s assets may be held in cash or cash equivalent investments, including, but not limited to, short-term investment funds and/or U.S. Government securities.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.
Principal Risks of Investing In the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.
Arbitrage or Fundamental Risk: Employing arbitrage and alternative strategies has the risk that anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades.

AQR Funds	57	Prospectus

CFTC Regulation Risk: The Adviser is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator (“CPO”) of registered investment companies, including the Fund. Until the CFTC’s proposed harmonization rules with respect to registered investment companies are finalized and take effect, the Adviser is not subject to the CFTC’s recordkeeping, reporting and disclosure requirements with respect to the Fund. It is unclear in what form the final harmonization rules will be adopted and the impact they will have on the Fund. While compliance with such rules may increase the Fund’s expenses, the Adviser does not expect that such compliance will materially adversely affect the ability of the Fund to achieve its objective.
Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
Common Stock Risk: Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
Counterparty Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.
Credit Default Swap Agreements Risk: The Fund may enter into credit default swap agreements as a “buyer” or “seller” of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value.
Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.
Derivatives Risk: The use of derivative instruments exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options (both written and purchased), swaps and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

AQR Funds	58	Prospectus

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s or Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s or Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser and Sub-Adviser, from time to time, employ various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s or Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s and Sub-Adviser's ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser or Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
High Portfolio Turnover Risk: To the extent that a Fund makes investments on a shorter-term basis (including in derivative instruments and instruments with remaining maturities of one year or less) the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser or Sub-Adviser .
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange traded funds ("ETFs"), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. The futures contracts, forward contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss.If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.
Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy may suffer.

AQR Funds	59	Prospectus

Mortgage-Backed Securities Risk: Mortgage-related and other mortgage-backed securities are subject to certain risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Exposure to mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities.
Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, a Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.
Sovereign Debt Risk: These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “ Commodities Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. To the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.
Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The Fund has requested a private letter ruling from the Internal Revenue Service confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Fund should constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. The Internal Revenue Service has indicated that the granting of private letter rulings, like the one requested by the Fund, is currently suspended, pending further internal discussion. As a result, there can be no expectation that the Internal Revenue Service will grant the private letter ruling requested. If the Internal Revenue Service does not grant the private letter ruling request, there is a risk that the Internal Revenue Service could assert that the annual net profit realized by the Subsidiary and imputed for income tax purposes to the Fund will not be considered “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

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Volatility Risk: The Fund may have investments that appreciate or  depreciate significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance can be obtained by visiting http://www.aqrfunds.com.
Class I Shares— Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
2.15% (4Q12)	-0.82% (1Q12

During the first quarter of 2013, the Fund had a total return of -0.10% for Class I Shares.
Average Annual Total Returns as of December 31, 2012
The following table compares the Fund’s average annual total returns for Class I Shares and Class N Shares as of December 31, 2012 to the BofA Merrill Lynch 3-Month Treasury Bill Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Since Inception (July 18, 2011)
AQR Multi-Strategy Alternative Fund—Class I
Return Before Taxes	2.36%	-0.19%
Return After Taxes on Distributions	2.31%	-0.32%
Return After Taxes on Distributions and Sale of Fund Shares	1.59%	-0.22%
AQR Multi-Strategy Alternative Fund—Class N
Return Before Taxes	2.22%	-0.40%
BofA Merrill Lynch 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.11%	0.09%

After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC. CNH Partners, LLC is the Sub-Adviser of certain strategies of the Fund.

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Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Of the Adviser
John M. Liew, Ph.D., M.B.A.	July 18, 2011	Founding Principal of the Adviser
Jacques A. Friedman, M.S.	July 18, 2011	Principal of the Adviser
Ronen Israel, M.A.	July 18, 2011	Principal of the Adviser
Lars N. Nielsen, M.Sc.	July 18, 2011	Principal of the Adviser
Of the Sub-Adviser
Mark L. Mitchell, Ph.D.	July 18, 2011	Principal of the Sub-Adviser
Todd C. Pulvino, Ph.D., A.M., M.S.	July 18, 2011	Principal of the Sub-Adviser

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 107 of the Prospectus.

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AQR Risk-Balanced Commodities Strategy Fund
Fund Summary – May 1, 2013
Ticker: Class I/ARCIX – Class N/ARCNX
Investment Objective
The AQR Risk-Balanced Commodities Strategy Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	0.60%	0.60%
Distribution (12b-1) Fee	None	0.25%
Other Expenses[1]	1.12%	3.15%
Acquired Fund Fees and Expenses	0.20%	0.20%
Total Annual Fund Operating Expenses	1.92%	4.20%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.67%	2.70%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	1.25%	1.50%

[1]	Operating expenses are estimated for the current fiscal year because the Fund commenced operations on July 9, 2012.
[2]	The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses) at no more than 1.05% for Class I Shares and 1.30% for Class N Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through April 30, 2014. The Fee Waiver Agreement may only be terminated with the consent of the Board, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act. Under the Fee Waiver Agreement, the Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above during such year.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through April 30, 2014, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$127	$ 538	$ 975	$2,189
Class N Shares	$153	$1,029	$1,919	$4,209

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period July 9, 2012 through December 31, 2012, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate which leads to the 0% portfolio turnover rate reported above. If these instruments were included in the calculation, the Fund would have a high portfolio turnover rate (typically greater than 300% (as discussed below under “Principal Investment Strategies of the Fund” )).
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by allocating assets among various commodity sectors (including agricultural, energy, livestock and precious and base metals). The Fund also invests in fixed income securities and money market instruments. The Fund will obtain exposure to commodity sectors by investing in commodity-linked derivatives, directly or through investments in the Subsidiary. There is no guarantee that the Fund’s investment objective will be met.
Commodity Investments

AQR Funds	63	Prospectus

The Fund intends to gain exposure to commodity sectors by investing in a portfolio of Instruments (as defined below). The Fund will generally have some level of investment in the majority of commodity sectors, which includes over 20 exposures. The Adviser targets balanced-risk weights across various commodity sectors and regularly reviews the risk in those sectors as market conditions change, rebalancing the portfolio to seek to maintain more balanced exposures among sectors. The Fund’s balanced-risk approach can be expected, under current market conditions, to result in less exposure to the energy sector than an approach that mirrors the composition of well-known commodity indices.
In allocating assets among and within commodity sectors, the Adviser follows a “risk parity” approach. The “risk parity” approach to asset allocation seeks to balance the allocation of risk across the commodity sectors (as measured by forecasted volatility, estimated potential loss, and other proprietary measures) when building the portfolio. This means that lower risk commodity sectors (such as precious metals) will generally have higher notional allocations than higher risk commodity sectors (such as energy). A “neutral” asset allocation targets an equal risk allocation among the commodity sectors. The Adviser expects to tactically vary the Fund’s allocation to the various commodity sectors depending on market conditions, which can cause the Fund to deviate from a “ neutral” position. The desired overall risk level of the Fund may be increased or decreased by the Adviser. There can be no assurance that employing a “risk parity” approach will achieve any particular level or return or will, in fact, reduce volatility or potential loss.
However, the Fund is actively managed and has the flexibility to over- or underweight commodity sectors, in the Adviser’s discretion, in order to achieve the Fund’s objective. There is no stated limit on the percentage of assets the Fund can invest in a particular Instrument or the percentage of assets the Fund will allocate to any one commodity sector, and at times the Fund may focus on a small number of Instruments or commodity sectors. The Adviser will use proprietary volatility forecasting and portfolio construction methodologies to manage the Fund. The allocation among and within the different commodity sectors is based on the Adviser’s assessment of the risk associated with the commodity sector, the investment opportunity presented by each commodity sector, as well as the Adviser’s assessment of prevailing market conditions within the particular commodity sector. Shifts in allocations among and within commodity sectors or Instruments will be determined based on the Adviser’s evaluation of technical and fundamental indicators, such as trends in historical prices, seasonality, supply/demand data, momentum and macroeconomic data of commodity consuming countries.
Generally, the Fund gains exposure to the commodity sectors by investing in commodity-linked derivative instruments, such as swap agreements, commodity futures, commodity-based exchange-traded funds, commodity-linked notes and swaps on commodity futures (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing in the Subsidiary (as described below) that invests in those Instruments. The Fund may invest in Instruments listed on U.S. or non-U.S. exchanges, some of which could be denominated in currencies other than the U.S. dollar.  Although the Fund is not required to hedge against changes in currency values, the Fund expects to hedge its investments in Instruments that are not denominated in U.S. dollars. The Fund’s investment in the Instruments provides the Fund with exposure to the investment returns of the commodity sectors without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals and agricultural products. There is no maximum or minimum exposure to any one Instrument or any one commodity sector.
Futures contracts are contractual agreements to buy or sell a particular commodity or Instrument at a pre-determined price in the future. The Fund’s use of futures contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of commodities underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to a particular commodity or commodity sector and may cause the Fund’s NAV to be volatile. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more commodity sectors at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its exposures.
The Fund and the Subsidiary use a drawdown control approach to mitigate loss of value and reduce volatility. This approach gradually and systematically reduces exposure across all commodity sectors as commodity markets decline and volatility increases. There can be no assurance that this approach will be successful in controlling the Fund’s risk or limiting portfolio losses.
The Fund currently intends to invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity-linked derivative instruments, such as swap agreements, commodity futures and swaps on commodity futures but it may also invest in fixed income securities and money market instruments, and cash and cash equivalents, with two years or less term to maturity and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
Fixed Income Investments
Assets not invested in Instruments or the Subsidiary will be invested in fixed income securities and money market instruments. The fixed income portion of the Fund is intended to provide liquidity and preserve capital, and to serve as margin or collateral for the Fund’s or Subsidiary’s derivative positions. The Fund may invest directly or indirectly in fixed income securities, which may include, but are not be limited to, U.S. Government securities, U.S. government agency securities, Treasury Inflation Protected Securities (TIPS), short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents, with two years or less term to maturity. These cash or cash equivalent holdings also serve as collateral for the positions the Fund takes and earn income for the Fund. The Fund may invest in these securities without limit for temporary defensive purposes.

AQR Funds	64	Prospectus

The Adviser seeks to develop an appropriate fixed income portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.
Additional Information
The Adviser expects the Fund’s NAV over short-term periods to be volatile because of the significant use of Instruments that have a leveraging effect. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The Fund’s returns are expected to be volatile; however, the Adviser will target an annualized volatility level for the Fund in the range between 10% and 24%. The actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%). A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences. The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.
Principal Risks of Investing In the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.
CFTC Regulation Risk: The Adviser is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator (“CPO”) of registered investment companies, including the Fund. Until the CFTC’s proposed harmonization rules with respect to registered investment companies are finalized and take effect, the Adviser is not subject to the CFTC’s recordkeeping, reporting and disclosure requirements with respect to the Fund. It is unclear in what form the final harmonization rules will be adopted and the impact they will have on the Fund. While compliance with such rules may increase the Fund’s expenses, the Adviser does not expect that such compliance will materially adversely affect the ability of the Fund to achieve its objective.
Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
Commodity-Linked Notes Risk: Commodity-linked notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal paid to the Fund by the counterparty at maturity or redemption is determined by reference to the performance of a specific reference commodity or group of commodities or commodity index. The principal amount payable upon maturity or redemption may fluctuate, depending upon changes in the value of the reference commodity or index. The terms of a commodity-linked note may provide that, in certain circumstances where the value of the reference commodity or index substantially declines, no principal is due to the buyer of the commodity-linked note at maturity and, therefore, may result in a total loss of invested capital by the Fund. The principal payments that may be made on a commodity-linked note may vary widely, depending on a variety of factors, including the volatility of the reference commodity or index.
Counterparty Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract.  Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value.
Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

AQR Funds	65	Prospectus

Derivatives Risk: The use of derivative instruments exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, swaps and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
High Portfolio Turnover Risk: The risk that when investing on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange traded funds ("ETFs"), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts,  swap agreements and other derivative instruments. The futures contracts, swap agreements and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.
Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

AQR Funds	66	Prospectus

Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Repurchase Agreements Risk: The Fund may invest in repurchase agreements. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.
Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, and (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them. In addition, the use of reverse repurchase agreements may be regarded as leveraging.
Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “ Commodities Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. To the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.
Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The Fund has requested a private letter ruling from the Internal Revenue Service confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Fund should constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. The Internal Revenue Service has indicated that the granting of private letter rulings, like the one requested by the Fund, is currently suspended, pending further internal discussion. As a result, there can be no expectation that the Internal Revenue Service will grant the private letter ruling requested. If the Internal Revenue Service does not grant the private letter ruling request, there is a risk that the Internal Revenue Service could assert that the annual net profit realized by the Subsidiary and imputed for income tax purposes to the Fund will not be considered “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company

AQR Funds	67	Prospectus

for U.S. federal income tax purposes. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
TIPS and Inflation-Linked Bonds Risk: The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Volatility Risk: The Fund may have investments that appreciate or  decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
Performance history will be available for the Fund after it has been in operation for a full calendar year. For current performance information, please visit www.aqrfunds.com.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Brian K. Hurst	July 9, 2012	Principal of the Adviser
Yao Hua Ooi	July 9, 2012	Principal of the Adviser
Ari Levine, M.S.	July 9, 2012	Vice President of the Adviser

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 107 of the Prospectus.

AQR Funds	68	Prospectus

AQR Risk-Balanced Commodities Strategy LV Fund
Fund Summary – May 1, 2013
Ticker: Class I/AQVIX – Class N/AQVNX
Shares of the AQR Risk-Balanced Commodities Strategy LV Fund are not currently being offered for purchase or exchange as the Fund has not yet commenced operations.
Investment Objective
The AQR Risk-Balanced Commodities Strategy LV Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	0.35%	0.35%
Distribution (12b-1) Fee	None	0.25%
Other Expenses[1]	0.66%	0.66%
Acquired Fund Fees and Expenses	0.10%	0.10%
Total Annual Fund Operating Expenses	1.11%	1.36%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.21%	0.21%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.90%	1.15%

[1]	Operating expenses are estimated for the current fiscal year because the Fund had not commenced operations as of the date of this prospectus.
[2]	The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses) at no more than 0.80% for Class I Shares and 1.05% for Class N Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through April 30, 2014. The Fee Waiver Agreement may only be terminated with the consent of the Board, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act. Under the Fee Waiver Agreement, the Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above during such year.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through April 30, 2014, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class I Shares	$ 92	$314
Class N Shares	$117	$392

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has not commenced operations as of the date of this prospectus.
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by allocating assets among various commodity sectors (including agricultural, energy, livestock and precious and base metals). The Fund also invests in fixed income securities and money market instruments. The Fund will obtain exposure to commodity sectors by investing in commodity-linked derivatives, directly or through investments in the Subsidiary. The Fund will target an annualized volatility level that is lower than that for the AQR Risk-Balanced Commodities Strategy Fund, which is described elsewhere in this Prospectus. The “LV” in the Fund’s name reflects this “lower volatility” approach. There is no guarantee that the Fund’s investment objective will be met.
Commodity Investments

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The Fund intends to gain exposure to commodity sectors by investing in a portfolio of Instruments (as defined below). The Fund will generally have some level of investment in the majority of commodity sectors, which includes over 20 exposures. The Adviser targets balanced-risk weights across various commodity sectors and regularly reviews the risk in those sectors as market conditions change, rebalancing the portfolio to seek to maintain more balanced exposures among sectors. The Fund’s balanced-risk approach can be expected, under current market conditions, to result in less exposure to the energy sector than an approach that mirrors the composition of well-known commodity indices.
In allocating assets among and within commodity sectors, the Adviser follows a “risk parity” approach. The “risk parity” approach to asset allocation seeks to balance the allocation of risk across the commodity sectors (as measured by forecasted volatility, estimated potential loss, and other proprietary measures) when building the portfolio. This means that lower risk commodity sectors (such as precious metals) will generally have higher notional allocations than higher risk commodity sectors (such as energy). A “neutral” asset allocation targets an equal risk allocation among the commodity sectors. The Adviser expects to tactically vary the Fund’s allocation to the various commodity sectors depending on market conditions, which can cause the Fund to deviate from a “ neutral” position. The desired overall risk level of the Fund may be increased or decreased by the Adviser. There can be no assurance that employing a “risk parity” approach will achieve any particular level or return or will, in fact, reduce volatility or potential loss.
However, the Fund is actively managed and has the flexibility to over- or underweight commodity sectors, in the Adviser’s discretion, in order to achieve the Fund’s objective. There is no stated limit on the percentage of assets the Fund can invest in a particular Instrument or the percentage of assets the Fund will allocate to any one commodity sector, and at times the Fund may focus on a small number of Instruments or commodity sectors. The Adviser will use proprietary volatility forecasting and portfolio construction methodologies to manage the Fund. The allocation among and within the different commodity sectors is based on the Adviser’s assessment of the risk associated with the commodity sector, the investment opportunity presented by each commodity sector, as well as the Adviser’s assessment of prevailing market conditions within the particular commodity sector. Shifts in allocations among and within commodity sectors or Instruments will be determined based on the Adviser’s evaluation of technical and fundamental indicators, such as trends in historical prices, seasonality, supply/demand data, momentum and macroeconomic data of commodity consuming countries.
Generally, the Fund gains exposure to the commodity sectors by investing in commodity-linked derivative instruments, such as swap agreements, commodity futures, commodity-based exchange-traded funds, commodity-linked notes and swaps on commodity futures (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing in the Subsidiary (as described below) that invests in those Instruments. The Fund may invest in Instruments listed on U.S. or non-U.S. exchanges, some of which could be denominated in currencies other than the U.S. dollar.  Although the Fund is not required to hedge against changes in currency values, the Fund expects to hedge its investments in Instruments that are not denominated in U.S. dollars. The Fund’s investment in the Instruments provides the Fund with exposure to the investment returns of the commodity sectors without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals and agricultural products. There is no maximum or minimum exposure to any one Instrument or any one commodity sector.
Futures contracts are contractual agreements to buy or sell a particular commodity or Instrument at a pre-determined price in the future. The Fund’s use of futures contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of commodities underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to a particular commodity or commodity sector and may cause the Fund’s NAV to be volatile. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more commodity sectors at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its exposures.
The Fund and the Subsidiary use a drawdown control approach to mitigate loss of value and reduce volatility. This approach gradually and systematically reduces exposure across all commodity sectors as commodity markets decline and volatility increases. There can be no assurance that this approach will be successful in controlling the Fund’s risk or limiting portfolio losses.
The Fund currently intends to invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity-linked derivative instruments, such as swap agreements, commodity futures and swaps on commodity futures but it may also invest in fixed income securities and money market instruments, and cash and cash equivalents, with two years or less term to maturity and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
Fixed Income Investments
Assets not invested in Instruments or the Subsidiary will be invested in fixed income securities and money market instruments. The fixed income portion of the Fund is intended to provide liquidity and preserve capital, and to serve as margin or collateral for the Fund’s or Subsidiary’s derivative positions. The Fund may invest directly or indirectly in fixed income securities, which may include, but are not be limited to, U.S. Government securities, U.S. government agency securities, Treasury Inflation Protected Securities (TIPS), short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents, with two years or less term to maturity. These cash or cash equivalent holdings also serve as collateral for the positions the Fund takes and earn income for the Fund. The Fund may invest in these securities without limit for temporary defensive purposes.

AQR Funds	70	Prospectus

The Adviser seeks to develop an appropriate fixed income portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.
Additional Information
The Adviser expects the Fund’s NAV over short-term periods to be volatile because of the significant use of Instruments that have a leveraging effect. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The Fund’s returns are expected to be volatile; however, the Adviser will target an annualized volatility level for the Fund in the range between 6% and 16%. The actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%). A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences. The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.
Principal Risks of Investing In the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.
CFTC Regulation Risk: The Adviser is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator (“CPO”) of registered investment companies, including the Fund. Until the CFTC’s proposed harmonization rules with respect to registered investment companies are finalized and take effect, the Adviser is not subject to the CFTC’s recordkeeping, reporting and disclosure requirements with respect to the Fund. It is unclear in what form the final harmonization rules will be adopted and the impact they will have on the Fund. While compliance with such rules may increase the Fund’s expenses, the Adviser does not expect that such compliance will materially adversely affect the ability of the Fund to achieve its objective.
Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
Commodity-Linked Notes Risk: Commodity-linked notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal paid to the Fund by the counterparty at maturity or redemption is determined by reference to the performance of a specific reference commodity or group of commodities or commodity index. The principal amount payable upon maturity or redemption may fluctuate, depending upon changes in the value of the reference commodity or index. The terms of a commodity-linked note may provide that, in certain circumstances where the value of the reference commodity or index substantially declines, no principal is due to the buyer of the commodity-linked note at maturity and, therefore, may result in a total loss of invested capital by the Fund. The principal payments that may be made on a commodity-linked note may vary widely, depending on a variety of factors, including the volatility of the reference commodity or index.
Counterparty Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract.  Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value.
Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

AQR Funds	71	Prospectus

Derivatives Risk: The use of derivative instruments exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, swaps and forward contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
High Portfolio Turnover Risk: The risk that when investing on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange traded funds ("ETFs"), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, swap agreements, and other derivative instruments. The futures contracts, swap agreements, and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss.If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.
Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

AQR Funds	72	Prospectus

Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
New Fund Risk: The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.
Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Repurchase Agreements Risk: The Fund may invest in repurchase agreements. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.
Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, and (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them. In addition, the use of reverse repurchase agreements may be regarded as leveraging.
Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “ Commodities Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. To the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.
Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The Fund has requested a private letter ruling from the Internal Revenue Service confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Fund should constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income

AQR Funds	73	Prospectus

tax purposes. The Internal Revenue Service has indicated that the granting of private letter rulings, like the one requested by the Fund, is currently suspended, pending further internal discussion. As a result, there can be no expectation that the Internal Revenue Service will grant the private letter ruling requested. If the Internal Revenue Service does not grant the private letter ruling request, there is a risk that the Internal Revenue Service could assert that the annual net profit realized by the Subsidiary and imputed for income tax purposes to the Fund will not be considered “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
TIPS and Inflation-Linked Bonds Risk: The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
The Fund has not commenced operations as of the date of this prospectus. As a result, no full calendar year performance information is available.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Brian K. Hurst	Since Inception	Principal of the Adviser
Yao Hua Ooi	Since Inception	Principal of the Adviser
Ari Levine, M.S.	Since Inception	Vice President of the Adviser

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 107 of the Prospectus.

AQR Funds	74	Prospectus

AQR Momentum Fund
Fund Summary — May 1, 2013
Ticker: Class L/AMOMX — Class N/AMONX
Investment Objective
The AQR Momentum Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class L	Class N
Management Fee	0.25%	0.25%
Distribution (12b-1) Fee	None	0.25%
Other Expenses[1]
Borrowing costs	0.01%	0.01%
All other expenses	0.32%	0.31%
Total Other Expenses	0.33%	0.32%
Total Annual Fund Operating Expenses	0.58%	0.82%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.08%	0.07%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.50%	0.75%

[1]	Operating expenses of the Class N Shares are estimated for the current fiscal year because the Class N Shares commenced operations on December 17, 2012 and only a small number of Class N Shares were outstanding during the fiscal year ended December 31, 2012.
[2]	The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses) at no more than 0.49% for Class L Shares and 0.74% for the Class N Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through April 30, 2014. The Fee Waiver Agreement may only be terminated with the consent of the Board of Trustees, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act. Under the Fee Waiver Agreement, the Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above during such year.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through April 30, 2014, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class L Shares	$51	$178	$316	$ 718
Class N Shares	$77	$255	$448	$1,007

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund will invest primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, and depositary receipts) of large and mid-cap companies traded on a principal U.S. exchange or over-the-counter market that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has a return over the prior twelve months that ranks in the top third of its relevant universe at the time of purchase. In assessing positive momentum, the Adviser may also consider additional factors, such as the security’s return over the most recent month and other time periods. The criteria the Adviser uses for determining positive momentum may change from time to time.
As of the date of this Prospectus, the Adviser generally considers large-and mid-cap U.S. companies to be those companies with market capitalizations within the range of the Russell 1000® Index at the time of purchase.

AQR Funds	75	Prospectus

The Adviser determines the weight of each security in the portfolio using a combination of the float-adjusted capitalization of the security and the Adviser’s determination of the attractiveness of the security based on the Adviser’s assessment of the security’s momentum.
Funds using momentum strategies typically have high portfolio turnover. The Fund is expected to have annual turnover of approximately 100%, although actual portfolio turnover during a year may be higher or lower and will be affected by market conditions during the year. In light of this level of turnover, the Adviser believes that effective management of transaction costs is essential. Transaction costs include commissions, bid-ask spreads, market impact and time delays (the time between the investment decision and implementation, during which a market may move for or against the Fund). The Adviser will seek to strike a balance between maintaining the desired exposure to positive momentum while attempting to keep transaction costs reasonably low.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded-funds and similar pooled investment vehicles to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to short-term investment funds.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.
Principal Risks of Investing In the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.
Common Stock Risk: Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.
Derivatives Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, swaps and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
High Portfolio Turnover Risk: To the extent that the Fund makes investments on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders in the Fund.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange traded funds ("ETFs"), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid Cap Securities Risk: The prices of securities of mid cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

AQR Funds	76	Prospectus

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy may suffer.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance can be obtained by visiting http://www.aqrfunds.com.
Class L Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
15.22% (3Q10)	-18.19% (3Q11)

During the first quarter of 2013, the Fund had a total return of 9.46% for Class L Shares.
Average Annual Total Returns as of December 31, 2012
The following table compares the Fund’s average annual total returns for Class L Shares as of December 31, 2012 to the Russell 1000® Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Since Inception (July 9, 2009)
AQR Momentum Fund—Class L
Return Before Taxes	17.49%	16.53%
Return After Taxes on Distributions	17.18%	16.03%
Return After Taxes on Distributions and Sale of Fund Shares	11.71%	14.16%
Russell 1000® Index (reflects no deductions for fees, expenses or taxes)	16.42%	17.62%

After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.

AQR Funds	77	Prospectus

Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	July 9, 2009	Managing and Founding Principal of the Adviser
Jacques A. Friedman, M.S.	July 9, 2009	Principal of the Adviser
Ronen Israel, M.A.	July 9, 2009	Principal of the Adviser
Lars N. Nielsen, M.Sc.	July 9, 2009	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	May 1, 2012	Vice President of the Adviser

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 107 of the Prospectus.

AQR Funds	78	Prospectus

AQR Small Cap Momentum Fund
Fund Summary – May 1, 2013
Ticker: Class L/ASMOX – Class N/ASMNX
Investment Objective
The AQR Small Cap Momentum Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class L	Class N
Management Fee	0.35%	0.35%
Distribution (12b-1) Fee	None	0.25%
Other Expenses[1]
Borrowing costs	0.01%	0.01%
All other expenses	0.36%	13.86%
Total Other Expenses	0.37%	13.87%
Total Annual Fund Operating Expenses	0.72%	14.47%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.06%	13.56%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.66%	0.91%

[1]	Operating expenses of the Class N Shares are estimated for the current fiscal year because the Class N Shares commenced operations on December 17, 2012 and only a small number of Class N Shares were outstanding during the fiscal year ended December 31, 2012.
[2]	The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses) at no more than 0.65% for Class L Shares and 0.90% for the Class N Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through April 30, 2014. The Fee Waiver Agreement may only be terminated with the consent of the Board of Trustees, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act. Under the Fee Waiver Agreement, the Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above during such year.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through April 30, 2014, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class L Shares	$67	$ 224	$ 395	$ 889
Class N Shares	$93	$2,827	$5,067	$9,056

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 73% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund will invest primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, and depositary receipts) of small cap companies traded on a principal U.S. exchange or over-the counter market that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has a return over the prior twelve months that ranks in the top third of its relevant universe at the time of purchase. In assessing positive momentum, the Adviser may also consider additional factors, such as the security’s return over the most recent month and other time periods. The criteria the Adviser uses for determining positive momentum may change from time to time.
Under normal market circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in small cap U.S. companies. As of the date of this Prospectus, the Adviser  considers small cap U.S. companies to be those companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase.

AQR Funds	79	Prospectus

The Adviser determines the weight of each security in the portfolio using a combination of the float-adjusted capitalization of the security and the Adviser’s determination of the attractiveness of the security based on the Adviser’s assessment of the security’s momentum.
Funds using momentum strategies typically have high portfolio turnover. The Fund is expected to have annual turnover of approximately 100%, although actual portfolio turnover during a year may be higher or lower and will be affected by market conditions during the year. In light of this high level of turnover, the Adviser believes that effective management of transaction costs is essential. Transaction costs include commissions, bid-ask spreads, market impact and time delays (the time between the investment decision and implementation, during which a market may move for or against the Fund). The Adviser will seek to strike a balance between maintaining the desired exposure to positive momentum while attempting to keep transaction costs reasonably low.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded-funds and similar pooled investment vehicles to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to short-term investment funds.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.
Principal Risks of Investing In the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.
Common Stock Risk: Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.
Derivatives Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, swaps and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
High Portfolio Turnover Risk: To the extent that the Fund makes investments on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders in the Fund.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange traded funds ("ETFs"), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

AQR Funds	80	Prospectus

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy may suffer.
Small Cap Securities Risk: The Fund may invest its assets in the stocks of companies with smaller market capitalizations. While the Adviser believes these investments may provide significant potential for appreciation, they involve higher risks in some respects than do investments in stocks of larger companies. For example, prices of such stocks are often more volatile than prices of large-capitalization stocks. In addition, due to thin trading in some such stocks, an investment in these stocks may be more illiquid (i.e., harder to sell) than that of larger capitalization stocks. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance can be obtained by visiting http://www.aqrfunds.com.
Class L Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
17.75% (4Q11)	-23.72% (3Q11)

During the first quarter of 2013, the Fund had a total return of 14.06% for Class L Shares.
Average Annual Total Returns as of December 31, 2012
The following table compares the Fund’s average annual total returns for Class L Shares as of December 31, 2012 to the Russell 2000® Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Since Inception (July 9, 2009)
AQR Small Cap Momentum Fund—Class L
Return Before Taxes	19.62%	18.47%
Return After Taxes on Distributions	19.42%	17.52%
Return After Taxes on Distributions and Sale of Fund Shares	13.00%	15.55%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	16.35%	19.47%

After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.

AQR Funds	81	Prospectus

Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	July 9, 2009	Managing and Founding Principal of the Adviser
Jacques A. Friedman, M.S.	July 9, 2009	Principal of the Adviser
Ronen Israel, M.A.	July 9, 2009	Principal of the Adviser
Lars N. Nielsen, M.Sc.	July 9, 2009	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	May 1, 2012	Vice President of the Adviser

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 107 of the Prospectus.

AQR Funds	82	Prospectus

AQR International Momentum Fund
Fund Summary – May 1, 2013
Ticker: Class L/AIMOX – Class N/AIONX
Investment Objective
The AQR International Momentum Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class L	Class N
Management Fee	0.35%	0.35%
Distribution (12b-1) Fee	None	0.25%
Other Expenses[1]
Borrowing costs	0.01%	0.01%
All other expenses	0.44%	13.92%
Total Other Expenses	0.45%	13.93%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.81%	14.54%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.14%	13.62%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.67%	0.92%

[1]	Operating expenses of the Class N Shares are estimated for the current fiscal year because the Class N Shares commenced operations on December 17, 2012 and only a small number of Class N Shares were outstanding during the fiscal year ended December 31, 2012.
[2]	The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses) at no more than 0.65% for Class L Shares and 0.90% for the Class N Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through April 30, 2014. The Fee Waiver Agreement may only be terminated with the consent of the Board of Trustees, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act. Under the Fee Waiver Agreement, the Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above during such year.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through April 30, 2014, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class L Shares	$68	$ 245	$ 436	$ 989
Class N Shares	$94	$2,839	$5,085	$9,073

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 116% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund will invest primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps, and depositary receipts) of non-U.S. companies that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has a return over the prior twelve months that ranks in the top third of its relevant universe at the time of purchase. In assessing positive momentum, the Adviser may also consider additional factors, such as the security’s return over the most recent month and other time periods. The criteria the Adviser uses for determining positive momentum may change from time to time.

AQR Funds	83	Prospectus

The Fund will generally invest in developed markets outside the U.S. As of the date of this Prospectus, the Adviser considers the following 20 countries to be developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Israel, Italy, Japan, Netherlands, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. This list is subject to change from time to time. The Adviser considers the Fund’s universe to be those large cap companies that are in the top 85% of the market capitalization of all eligible securities in each of the major developed regions: Asia, Australia, Canada, Europe ex United Kingdom, and the United Kingdom provided, however, that this threshold may vary when taking into account transaction costs and taxes. Although the Fund does not limit its investments to any one country, the Fund may invest in any one country without limit.
The Adviser determines the weight of each security in the portfolio using a combination of the float-adjusted capitalization of the security and the Adviser’s determination of the attractiveness of the security based on the Adviser’s assessment of the security’s momentum.
Funds using momentum strategies typically have high portfolio turnover. The Fund is expected to have annual turnover of approximately 100%, although actual portfolio turnover during a year may be higher or lower and will be affected by market conditions during the year. In light of this level of turnover, the Adviser believes that effective management of transaction costs is essential. Transaction costs include commissions, bid-ask spreads, market impact and time delays (the time between the investment decision and implementation, during which a market may move for or against the Fund). The Adviser will seek to strike a balance between maintaining the desired exposure to positive momentum while attempting to keep transaction costs reasonably low.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures, currency forward contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded-funds and similar pooled investment vehicles to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to short-term investment funds.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.
Principal Risks of Investing In the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.
Common Stock Risk: Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.
Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.
Derivatives Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, swaps and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

AQR Funds	84	Prospectus

•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
High Portfolio Turnover Risk: To the extent that the Fund makes investments on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders in the Fund.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange traded funds ("ETFs"), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid Cap Securities Risk: The prices of securities of mid cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy may suffer.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance can be obtained by visiting http://www.aqrfunds.com.

AQR Funds	85	Prospectus

Class L Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
20.21% (3Q10)	-23.88% (3Q11)

During the first quarter of 2013, the Fund had a total return of 7.49% for Class L Shares.
Average Annual Total Returns as of December 31, 2012
The following table compares the Fund’s average annual total returns for Class L Shares as of December 31, 2012 to the MSCI World ex-USA Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Since Inception (July 9, 2009)
AQR International Momentum Fund—Class L
Return Before Taxes	17.92%	10.57%
Return After Taxes on Distributions	17.47%	10.01%
Return After Taxes on Distributions and Sale of Fund Shares	12.17%	8.92%
MSCI World ex-USA Index (reflects no deductions for fees, expenses or taxes)	16.41%	10.45%

After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	July 9, 2009	Managing and Founding Principal of the Adviser
Jacques A. Friedman, M.S.	July 9, 2009	Principal of the Adviser
Ronen Israel, M.A.	July 9, 2009	Principal of the Adviser
Lars N. Nielsen, M.Sc.	July 9, 2009	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	May 1, 2012	Vice President of the Adviser

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 107 of the Prospectus.

AQR Funds	86	Prospectus

AQR Tax-Managed Momentum Fund
Fund Summary – May 1, 2013
Ticker: Class L/ATMOX – Class N/ATMNX
Investment Objective
The AQR Tax-Managed Momentum Fund (the “Fund”) seeks long-term after-tax capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class L	Class N
Management Fee	0.30%	0.30%
Distribution (12b-1) Fee	None	0.25%
Other Expenses[1]
Borrowing costs	0.01%	0.01%
All other expenses	4.26%	14.76%
Total Other Expenses	4.27%	14.77%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	4.58%	15.33%
Less: Fee Waivers and/or Expense Reimbursements[2]	4.02%	14.52%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.56%	0.81%

[1]	Operating expenses of the Class N Shares are estimated for the current fiscal year because the Class N Shares commenced operations on December 17, 2012 and only a small number of Class N Shares were outstanding during the fiscal year ended December 31, 2012.
[2]	The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses) at no more than 0.54% for Class L Shares and 0.79% for the Class N Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through April 30, 2014. The Fee Waiver Agreement may only be terminated with the consent of the Board of Trustees, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act. Under the Fee Waiver Agreement, the Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above during such year.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through April 30, 2014, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class L Shares	$57	$1,018	$1,987	$4,444
Class N Shares	$83	$2,956	$5,266	$9,250

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period January 27, 2012 through December 31, 2012, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund will invest primarily in equity or equity-related securities (including, but not limited to, exchange traded funds, equity index futures, and depositary receipts) of large and mid-cap companies traded on a principal U.S. exchange or over-the-counter market that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has a return over the prior twelve months that ranks in the top third of its relevant universe (as described below) at the time of purchase. In assessing positive momentum, the Adviser may also consider additional factors, such as the security’s return over the most recent month and other time periods. The criteria the Adviser uses for determining positive momentum may change from time to time.

AQR Funds	87	Prospectus

As of the date of this Prospectus, the Adviser generally considers large-and mid-cap U.S. companies to be those companies with market capitalizations within the range of the Russell 1000® Index at the time of purchase.
The Adviser determines the weight of each security in the portfolio using a combination of the float-adjusted capitalization of the security and the Adviser’s determination of the attractiveness of the security based on the Adviser’s assessment of the security’s momentum.
When selecting securities for the portfolio, the Adviser also employs a tax management strategy which considers the potential impact of federal income tax on shareholders’ investment return. This tax management strategy is generally designed so investors receive lower distributions of realized capital gains than funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions. The techniques and strategies that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•	when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•	deferring realizations of net capital gains;
•	limiting portfolio turnover that may result in taxable gains;
•	limiting the purchase of high dividend yielding stocks to reduce dividend income;
•	choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
Funds using momentum strategies typically have high portfolio turnover. The Fund will be managed to have a turnover that is lower than momentum funds that are not tax-managed. Nevertheless, the Fund is expected to have annual turnover of approximately 75%, although actual portfolio turnover during a year may be higher or lower and will be affected by market conditions during the year. In light of this level of turnover, the Adviser believes that effective management of transaction costs is essential. Transaction costs include commissions, bid-ask spreads, market impact and time delays (the time between the investment decision and implementation, during which a market may move for or against the Fund).
In order to manage transaction costs and minimize adverse tax consequences, the Adviser does not intend to rebalance the Fund’s portfolio mechanically or to purchase and sell exclusively those securities defined by the eligibility criteria described above. The Adviser will seek to maintain flexibility to trade opportunistically in order to strike a balance between maintaining the desired exposure to positive momentum while attempting to keep transaction costs reasonably low and to minimize federal income taxes on returns.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded-funds and similar pooled investment vehicles to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to short-term investment funds.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.
Principal Risks of Investing In the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.
Common Stock Risk: Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.
Derivatives Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, swaps and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange traded funds ("ETFs"), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and,

AQR Funds	88	Prospectus

indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid Cap Securities Risk: The prices of securities of mid cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy may suffer.
Tax-Managed Investment Risk: Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable rates. The tax-managed strategy may affect the investment decisions made for the Fund. For example, the Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders. The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. The Fund’s tax-sensitive investment strategy involves active management and the Fund can realize capital gains.
Performance Information
Performance history will be available for the Fund after it has been in operation for a full calendar year. For current performance information, please visit www.aqrfunds.com.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	January 27, 2012	Managing and Founding Principal of the Adviser
Jacques A. Friedman, M.S.	January 27, 2012	Principal of the Adviser
Ronen Israel, M.A.	January 27, 2012	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 27, 2012	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	May 1, 2012	Vice President of the Adviser

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 107 of the Prospectus.

AQR Funds	89	Prospectus

AQR Tax-Managed Small Cap Momentum Fund
Fund Summary – May 1, 2013
Ticker: Class L/ATSMX – Class N/ATSNX
Investment Objective
The AQR Tax-Managed Small Cap Momentum Fund (the “Fund”) seeks long-term after-tax capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class L	Class N
Management Fee	0.40%	0.40%
Distribution (12b-1) Fee	None	0.25%
Other Expenses[1]
Borrowing costs	0.01%	0.01%
All other expenses	5.36%	11.66%
Total Other Expenses	5.37%	11.67%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	5.78%	12.33%
Less: Fee Waivers and/or Expense Reimbursements[2]	5.06%	11.36%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.72%	0.97%

[1]	Operating expenses of the Class N Shares are estimated for the current fiscal year because the Class N Shares commenced operations on December 17, 2012 and only a small number of Class N Shares were outstanding during the fiscal year ended December 31, 2012.
[2]	The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses) at no more than 0.70% for Class L Shares and 0.95% for the Class N Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through April 30, 2014. The Fee Waiver Agreement may only be terminated with the consent of the Board of Trustees, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act. Under the Fee Waiver Agreement, the Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above during such year.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through April 30, 2014, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class L Shares	$74	$1,270	$2,447	$5,311
Class N Shares	$99	$2,480	$4,524	$8,460

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period January 27, 2012 through December 31, 2012, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund will invest primarily in equity or equity-related securities (including, but not limited to, exchange traded funds, equity index futures, and depositary receipts) of small cap companies traded on a principal U.S. exchange or over-the-counter market that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has a return over the prior twelve months that ranks in the top third of its relevant universe (as described below) at the time of purchase. In assessing positive momentum, the Adviser may also consider additional factors, such as the security’s return over the most recent month and other time periods. The criteria the Adviser uses for determining positive momentum may change from time to time.

AQR Funds	90	Prospectus

Under normal market circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in small cap U.S. companies. As of the date of this Prospectus, the Adviser  considers small cap U.S. companies to be those companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase.
The Adviser determines the weight of each security in the portfolio using a combination of the float-adjusted capitalization of the security and the Adviser’s determination of the attractiveness of the security based on the Adviser’s assessment of the security’s momentum.
When selecting securities for the portfolio, the Adviser also employs a tax management strategy which considers the potential impact of federal income tax on shareholders’ investment return. This tax management strategy is generally designed so investors receive lower distributions of realized capital gains than funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions. The techniques and strategies that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•	when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•	deferring realizations of net capital gains;
•	limiting portfolio turnover that may result in taxable gains;
•	limiting the purchase of high dividend yielding stocks to reduce dividend income;
•	choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
Funds using momentum strategies typically have high portfolio turnover. The Fund will be managed to have a turnover that is lower than momentum funds that are not tax-managed. Nevertheless, the Fund is expected to have annual turnover of approximately 75%, although actual portfolio turnover during a year may be higher or lower and will be affected by market conditions during the year. In light of this level of turnover, the Adviser believes that effective management of transaction costs is essential. Transaction costs include commissions, bid-ask spreads, market impact and time delays (the time between the investment decision and implementation, during which a market may move for or against the Fund).
In order to manage transaction costs and minimize adverse tax consequences, the Adviser does not intend to rebalance the Fund’s portfolio mechanically or to purchase and sell exclusively those securities defined by the eligibility criteria described above. The Adviser will seek to maintain flexibility to trade opportunistically in order to strike a balance between maintaining the desired exposure to positive momentum while attempting to keep transaction costs reasonably low and to minimize federal income taxes on returns.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded-funds and similar pooled investment vehicles to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to short-term investment funds.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.
Principal Risks of Investing In the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.
Common Stock Risk: Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.
Derivatives Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, swaps and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange traded funds ("ETFs"), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and,

AQR Funds	91	Prospectus

indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy may suffer.
Small Cap Securities Risk: The Fund may invest its assets in the stocks of companies with smaller market capitalizations. While the Adviser believes these investments may provide significant potential for appreciation, they involve higher risks in some respects than do investments in stocks of larger companies. For example, prices of such stocks are often more volatile than prices of large-capitalization stocks. In addition, due to thin trading in some such stocks, an investment in these stocks may be more illiquid (i.e., harder to sell) than that of larger capitalization stocks. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Tax-Managed Investment Risk: Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable rates. The tax-managed strategy may affect the investment decisions made for the Fund. For example, the Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders. The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. The Fund’s tax-sensitive investment strategy involves active management and the Fund can realize capital gains.
Performance Information
Performance history will be available for the Fund after it has been in operation for a full calendar year. For current performance information, please visit www.aqrfunds.com.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	January 27, 2012	Managing and Founding Principal of the Adviser
Jacques A. Friedman, M.S.	January 27, 2012	Principal of the Adviser
Ronen Israel, M.A.	January 27, 2012	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 27, 2012	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	May 1, 2012	Vice President of the Adviser

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 107 of the Prospectus.

AQR Funds	92	Prospectus

AQR Tax-Managed International Momentum Fund
Fund Summary – May 1, 2013
Ticker: Class L/ATIMX – Class N/ATNNX
Investment Objective
The AQR Tax-Managed International Momentum Fund (the “Fund”) seeks long-term after-tax capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class L	Class N
Management Fee	0.40%	0.40%
Distribution (12b-1) Fee	None	0.25%
Other Expenses[1]
Borrowing costs	0.01%	0.01%
All other expenses	4.87%	15.16%
Total Other Expenses	4.88%	15.17%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	5.30%	15.84%
Less: Fee Waivers and/or Expense Reimbursements[2]	4.57%	14.86%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.73%	0.98%

[1]	Operating expenses of the Class N Shares are estimated for the current fiscal year because the Class N Shares commenced operations on December 17, 2012 and only a small number of Class N Shares were outstanding during the fiscal year ended December 31, 2012.
[2]	The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses) at no more than 0.70% for Class L Shares and 0.95% for the Class N Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through April 30, 2014. The Fee Waiver Agreement may only be terminated with the consent of the Board of Trustees, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act. Under the Fee Waiver Agreement, the Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above during such year.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through April 30, 2014, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class L Shares	$ 75	$1,177	$2,272	$4,982
Class N Shares	$100	$3,048	$5,391	$9,357

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period January 27, 2012 through December 31, 2012, the Fund’s portfolio turnover rate was 131% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund will invest primarily in equity or equity-related securities (including, but not limited to, exchange traded funds, equity index futures, and depositary receipts) of non-U.S. companies that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has a return over the prior twelve months that ranks in the top third of its relevant universe (as described below) at the time of purchase. In assessing positive momentum, the Adviser may also consider additional factors, such as the security’s return over the most recent month and other time periods. The criteria the Adviser uses for determining positive momentum may change from time to time.

AQR Funds	93	Prospectus

The Fund will generally invest in developed markets outside the U.S. As of the date of this Prospectus, the Adviser considers the following 20 countries to be developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Israel, Italy, Japan, Netherlands, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. This list is subject to change from time to time. The Adviser considers the Fund’s universe to be those large cap companies that make up the top 85% of the market capitalization of all eligible securities in each of the major developed regions—Asia, Australia, Canada, Europe ex United Kingdom, and the United Kingdom—provided, however, that this threshold may vary when taking into account transaction costs and taxes. Although the Fund does not limit its investments to any one country, the Fund may invest in any one country without limit.
The Adviser determines the weight of each security in the portfolio using a combination of the float-adjusted capitalization of the security and the Adviser’s determination of the attractiveness of the security based on the Adviser’s assessment of the security’s momentum.
When selecting securities for the portfolio, the Adviser also employs a tax management strategy which considers the potential impact of federal income tax on shareholders’ investment return. This tax management strategy is generally designed so investors receive lower distributions of realized capital gains than funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions. The techniques and strategies that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•	when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•	deferring realizations of net capital gains;
•	limiting portfolio turnover that may result in taxable gains;
•	limiting the purchase of high dividend yielding stocks to reduce dividend income;
•	choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
Funds using momentum strategies typically have high portfolio turnover. The Fund will be managed to have a turnover that is lower than momentum funds that are not tax-managed. Nevertheless, the Fund is expected to have annual turnover of approximately 75%, although actual portfolio turnover during a year may be higher or lower and will be affected by market conditions during the year. In light of this level of turnover, the Adviser believes that effective management of transaction costs is essential. Transaction costs include commissions, bid-ask spreads, market impact and time delays (the time between the investment decision and implementation, during which a market may move for or against the Fund).
In order to manage transaction costs and minimize adverse tax consequences, the Adviser does not intend to rebalance the Fund’s portfolio mechanically or to purchase and sell exclusively those securities defined by the eligibility criteria described above. The Adviser will seek to maintain flexibility to trade opportunistically in order to strike a balance between maintaining the desired exposure to positive momentum while attempting to keep transaction costs reasonably low and to minimize federal income taxes on returns.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts, forward foreign currency contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded-funds and similar pooled investment vehicles to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to short-term investment funds.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.
Principal Risks of Investing In the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.
Common Stock Risk: Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.
Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central

AQR Funds	94	Prospectus

banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.
Derivatives Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, swaps and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
High Portfolio Turnover Risk: The risk that when investing on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders in the Fund.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange traded funds ("ETFs"), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid Cap Securities Risk: The prices of securities of mid cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy may suffer.

AQR Funds	95	Prospectus

Tax-Managed Investment Risk: Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable rates. The tax-managed strategy may affect the investment decisions made for the Fund. For example, the Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders. The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. The Fund’s tax-sensitive investment strategy involves active management and the Fund can realize capital gains.
Performance Information
Performance history will be available for the Fund after it has been in operation for a full calendar year. For current performance information, please visit www.aqrfunds.com.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	January 27, 2012	Managing and Founding Principal of the Adviser
Jacques A. Friedman, M.S.	January 27, 2012	Principal of the Adviser
Ronen Israel, M.A.	January 27, 2012	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 27, 2012	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	May 1, 2012	Vice President of the Adviser

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 107 of the Prospectus.

AQR Funds	96	Prospectus

AQR Core Equity Fund
Fund Summary – May 1, 2013
Ticker: Class L/QCELX – Class N/QCENX
Investment Objective
The AQR Core Equity Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class L	Class N
Management Fee	0.30%	0.30%
Distribution (12b-1) Fee	None	0.25%
Other Expenses[1]	0.57%	0.57%
Total Annual Fund Operating Expenses	0.87%	1.12%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.33%	0.33%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.54%	0.79%

[1]	Operating expenses are estimated for the current fiscal year because the Fund commenced operations on March 26, 2013.
[2]	The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses) at no more than 0.54% for Class L Shares and 0.79% for Class N Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through April 30, 2015. The Fee Waiver Agreement may only be terminated with the consent of the Board of Trustees, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act. Under the Fee Waiver Agreement, the Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above during such year.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through April 30, 2015, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class L Shares	$55	$208
Class N Shares	$81	$287

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund commenced operations on March 26, 2013.
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps and depositary receipts).
In managing the Fund, the Adviser seeks to invest in attractively valued companies with positive momentum and a stable business. Companies are considered to be good value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in its relevant universe at the time of purchase. In assessing positive momentum, the Adviser favors securities with strong medium-term performance relative to other securities in its relevant universe at the time of purchase. Further, the Adviser favors stable companies in good business health, including those with strong profitability and stable earnings. The Adviser may add to or modify the economic factors employed in selecting securities. There is no guarantee that the Fund’s objective will be met.
The Fund generally invests in large- and mid-cap U.S. companies and the Adviser generally considers large- and mid-cap U.S. companies to be those companies with market capitalizations within the range of the Russell 1000® Index at the time of purchase.

AQR Funds	97	Prospectus

The Adviser determines the weight of each security in the portfolio using a combination of the float-adjusted market capitalization of the security and the Adviser’s assessment of attractiveness of the security based on each factor described above. Float adjusted market capitalization is a method of calculating the market capitalization of a security under which only the shares of the security that are readily available for purchase on open markets (as opposed to the total shares of the security outstanding) are included in the calculation of the security’s market capitalization. As a result, securities with less float (i.e., less liquidity) are underweighted comparative to securities with greater float (i.e., greater liquidity). The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each equity instrument.
The Fund invests primarily in common stocks. The Fund may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded-funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to short-term investment funds.
The Fund is expected to have annual turnover of approximately 75% to 95%, although actual portfolio turnover during a year may be higher or lower and will be affected by market conditions during the year. This estimated annual portfolio turnover rate is based on the expected regular turnover resulting from the Fund’s implementation of its investment strategy, and does not take into account turnover that may occur as a result of flows into and out of the Fund’s portfolio. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund and may negatively affect the Fund’ s performance, and may have adverse tax consequences.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.
Principal Risks of Investing In the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.
Common Stock Risk: Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts.  Many of these derivative contracts will be privately negotiated in the over-the-counter market.  These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.
Derivatives Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange traded funds ("ETFs"), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid Cap Securities Risk: The prices of securities of mid cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

AQR Funds	98	Prospectus

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy may suffer.
New Fund Risk: The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.
Value Style Risk: Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.
Performance Information
Performance history will be available for the Fund after it has been in operation for a full calendar year. For current performance information, please visit www.aqrfunds.com.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	March 26, 2013	Managing and Founding Principal of the Adviser
Jacques A. Friedman, M.S.	March 26, 2013	Principal of the Adviser
Ronen Israel, M.A.	March 26, 2013	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	March 26, 2013	Vice President of the Adviser

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 107 of the Prospectus.

AQR Funds	99	Prospectus

AQR Small Cap Core Equity Fund
Fund Summary – May 1, 2013
Ticker: Class L/QSMLX – Class N/QSMNX
Investment Objective
The AQR Small Cap Core Equity Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class L	Class N
Management Fee	0.45%	0.45%
Distribution (12b-1) Fee	None	0.25%
Other Expenses[1]	0.58%	0.58%
Total Annual Fund Operating Expenses	1.03%	1.28%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.28%	0.28%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.75%	1.00%

[1]	Operating expenses are estimated for the current fiscal year because the Fund commenced operations on March 26, 2013.
[2]	The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses) at no more than 0.75% for Class L Shares and 1.00% for Class N Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through April 30, 2015. The Fee Waiver Agreement may only be terminated with the consent of the Board of Trustees, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act. Under the Fee Waiver Agreement, the Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above during such year.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through April 30, 2015, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class L Shares	$ 77	$269
Class N Shares	$102	$348

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund commenced operations on March 26, 2013.
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps and depositary receipts) of small cap companies.
In managing the Fund, the Adviser seeks to invest in attractively valued companies with positive momentum and a stable business. Companies are considered to be good value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in its relevant universe at the time of purchase. In assessing positive momentum, the Adviser favors securities with strong medium-term performance relative to other securities in its relevant universe at the time of purchase. Further, the Adviser favors stable companies in good business health, including those with strong profitability and stable earnings. The Adviser may add to or modify the economic factors employed in selecting securities. There is no guarantee that the Fund’s objective will be met.
The Fund generally invests in small cap U.S. companies and the Adviser generally considers small cap U.S. companies to be those companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase.

AQR Funds	100	Prospectus

The Adviser determines the weight of each security in the portfolio using a combination of the float-adjusted market capitalization of the security and the Adviser’s assessment of attractiveness of the security based on each factor described above. Float adjusted market capitalization is a method of calculating the market capitalization of a security under which only the shares of the security that are readily available for purchase on open markets (as opposed to the total shares of the security outstanding) are included in the calculation of the security’s market capitalization. As a result, securities with less float (i.e., less liquidity) are underweighted comparative to securities with greater float (i.e., greater liquidity). The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each equity instrument.
The Fund invests primarily in common stocks. The Fund may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded-funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to short-term investment funds.
The Fund is expected to have annual turnover of approximately 85% to 100%, although actual portfolio turnover during a year may be higher or lower and will be affected by market conditions during the year. This estimated annual portfolio turnover rate is based on the expected regular turnover resulting from the Fund’s implementation of its investment strategy, and does not take into account turnover that may occur as a result of flows into and out of the Fund’s portfolio. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund and may negatively affect the Fund’ s performance, and may have adverse tax consequences.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.
Principal Risks of Investing In the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.
Common Stock Risk: Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts.  Many of these derivative contracts will be privately negotiated in the over-the-counter market.  These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.
Derivatives Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
High Portfolio Turnover Risk: To the extent that the Fund makes investments on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders in the Fund.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange traded funds ("ETFs"), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

AQR Funds	101	Prospectus

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy may suffer.
New Fund Risk: The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.
Small Cap Securities Risk: The Fund will invest its assets in the stocks of companies with smaller market capitalizations. While the Adviser believes these investments may provide significant potential for appreciation, they involve higher risks in some respects than do investments in stocks of larger companies. For example, prices of such stocks are often more volatile than prices of large-capitalization stocks. In addition, due to thin trading in some such stocks, an investment in these stocks may be more illiquid (i.e., harder to sell) than that of larger capitalization stocks. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Value Style Risk: Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.
Performance Information
Performance history will be available for the Fund after it has been in operation for a full calendar year. For current performance information, please visit www.aqrfunds.com.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	March 26, 2013	Managing and Founding Principal of the Adviser
Jacques A. Friedman, M.S.	March 26, 2013	Principal of the Adviser
Ronen Israel, M.A.	March 26, 2013	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	March 26, 2013	Vice President of the Adviser

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 107 of the Prospectus.

AQR Funds	102	Prospectus

AQR International Core Equity Fund
Fund Summary – May 1, 2013
Ticker: Class L/QICLX – Class N/QICNX
Investment Objective
The AQR International Core Equity Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class L	Class N
Management Fee	0.40%	0.40%
Distribution (12b-1) Fee	None	0.25%
Other Expenses[1]	0.61%	0.61%
Total Annual Fund Operating Expenses	1.01%	1.26%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.31%	0.31%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.70%	0.95%

[1]	Operating expenses are estimated for the current fiscal year because the Fund commenced operations on March 26, 2013.
[2]	The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses) at no more than 0.70% for Class L Shares and 0.95% for Class N Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through April 30, 2015. The Fee Waiver Agreement may only be terminated with the consent of the Board of Trustees, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act. Under the Fee Waiver Agreement, the Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above during such year.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through April 30, 2015, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class L Shares	$72	$256
Class N Shares	$97	$335

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund commenced operations on March 26, 2013.
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps and depositary receipts) of non-U.S. companies.
In managing the Fund, the Adviser seeks to invest in attractively valued companies with positive momentum and a stable business. Companies are considered to be good value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in its relevant universe at the time of purchase. In assessing positive momentum, the Adviser favors securities with strong medium-term performance relative to other securities in its relevant universe at the time of purchase. Further, the Adviser favors stable companies in good business health, including those with strong profitability and stable earnings. The Adviser may add to or modify the economic factors employed in selecting securities. There is no guarantee that the Fund’s objective will be met.

AQR Funds	103	Prospectus

The Fund will generally invest in developed markets outside of the U.S. As of the date of this Prospectus, the Adviser considers the following 20 countries to be developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Israel, Italy, Japan, Netherlands, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. This list is subject to change from time to time in the discretion of the Adviser.
The Fund generally invests in large cap companies and the Adviser generally considers large cap companies to be those companies that are in the top 85% of the float-adjusted market capitalization of all eligible securities in each of the major developed regions: Asia, Australia, Canada, Europe ex United Kingdom, and the United Kingdom provided, however, that this threshold may vary based on market opportunities in particular markets. Float adjusted market capitalization is a method of calculating the market capitalization of a security under which only the shares of the security that are readily available for purchase on open markets (as opposed to the total shares of the security outstanding) are included in the calculation of the security’s market capitalization. As a result, securities with less float (i.e., less liquidity) are underweighted comparative to securities with greater float (i.e., greater liquidity). Although the Fund does not limit its investments to any one country, the Fund may invest in any one country without limit.
The Adviser determines the weight of each security in the portfolio using a combination of the float-adjusted market capitalization of the security and the Adviser’s assessment of attractiveness of the security based on each factor described above. The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each equity instrument.
The Fund invests primarily in common stocks. The Fund may also invest in or use financial futures contracts, forward foreign currency contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded-funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to short-term investment funds.
The Fund is expected to have annual turnover of approximately 75% to 95%, although actual portfolio turnover during a year may be higher or lower and will be affected by market conditions during the year. This estimated annual portfolio turnover rate is based on the expected regular turnover resulting from the Fund’s implementation of its investment strategy, and does not take into account turnover that may occur as a result of flows into and out of the Fund’s portfolio. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund and may negatively affect the Fund’ s performance, and may have adverse tax consequences.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.
Principal Risks of Investing In the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.
Common Stock Risk: Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts.  Many of these derivative contracts will be privately negotiated in the over-the-counter market.  These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.
Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.
Derivatives Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, swaps and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

AQR Funds	104	Prospectus

•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange traded funds ("ETFs"), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Manager Risk: If the Fund’s portfolio managers make poor investment decisions, including a failure to identify quality companies, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy may suffer.
New Fund Risk: The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.

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Value Style Risk: Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.
Performance Information
Performance history will be available for the Fund after it has been in operation for a full calendar year. For current performance information, please visit www.aqrfunds.com.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	March 26, 2013	Managing and Founding Principal of the Adviser
Jacques A. Friedman, M.S.	March 26, 2013	Principal of the Adviser
Ronen Israel, M.A.	March 26, 2013	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	March 26, 2013	Vice President of the Adviser

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 107 of the Prospectus.

AQR Funds	106	Prospectus

Important Additional Information
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Class I Shares, Class N Shares and Class L Shares of each Fund each day the NYSE is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-866-290-2688, by mail (c/o AQR Funds, P.O. Box 2248, Denver, CO 80201-2248), or by the Internet at www.aqrfunds.com. Each Fund’s initial and subsequent investment minimums for Class I Shares, Class N Shares and Class L Shares generally are as follows.
	Class I Shares[1]	Class N Shares[1]	Class L Shares
Minimum Initial Investment	$5,000,000	$1,000,000	$5,000,000
Minimum Subsequent Investment	None	None	None

[1]	As of the close of business on June 29, 2012 and November 16, 2012, respectively, Class I and Class N Shares of the AQR Diversified Arbitrage Fund and AQR Risk Parity Fund, respectively, are no longer available for purchase or exchange by certain new investors. See “Closed Fund Policies” in the Funds’ Prospectus.
TAX INFORMATION
Each Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund and the Adviser, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

AQR Funds	107	Prospectus

Details About the Funds
Glossary. To keep things simple, we have defined and explained a number of terms and concepts in a Glossary at the back of this prospectus. Terms that are in italics have definitions or explanations in the Glossary.
Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder.

AQR Funds	108	Prospectus

Details About the AQR Global Equity Fund
INVESTMENT OBJECTIVE
The AQR  Global Equity Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to outperform, after expenses, the MSCI World Index (the Global Equity Benchmark) while seeking to control its tracking error relative to this benchmark. The Fund will target an average forecasted tracking error of approximately 4.0% relative to the Global Equity Benchmark over a long-term business cycle, but actual tracking error will vary based on market conditions, sector positioning, securities selection and other factors. The Global Equity Benchmark is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada.
Generally, the Fund will invest in instruments of companies located in a number of different countries throughout the world, one of which may be the United States. Under normal circumstances, the Fund will invest significantly (at least 40%) in companies (i) organized or located outside the U.S., (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S., which the Fund considers as a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries outside of the U.S.).
The Fund’s portfolio normally will be managed by both overweighting and underweighting securities, countries and currencies relative to the Global Equity Benchmark, using the Adviser’s proprietary quantitative return forecasting models and systematic risk-control methods. The Adviser starts with the securities that are included in the Global Equity Benchmark and augments them with additional securities that are deemed to have similar characteristics. From this investment universe, the Adviser employs a disciplined approach emphasizing both top-down country/currency allocation and bottom-up security selection decisions that include selection of individual stocks within industries as well as explicit industry/sector selection.
The Adviser uses a set of value, momentum and economic factors to generate an investment portfolio based on the Adviser’s global asset allocation models and security selection procedures. The Adviser believes that a better risk-adjusted return may be achievable by applying both value and momentum strategies simultaneously.
•	Value strategies favor securities that appear cheap based on fundamental measures, often as a result of distress or lack of favor. Examples of value strategies include using price-to-earnings and price-to-book ratios for choosing individual equities and countries, and interest rate differentials for choosing currencies.
•	Momentum strategies favor securities with strong short-term performance. Examples of momentum strategies include simple price momentum for choosing individual equities and countries, and foreign exchange rate momentum for selecting currencies.
•	In addition to these two main strategies, the Adviser may use a number of additional quantitative strategies based on the Adviser’s proprietary research.

The Adviser views the selection of individual securities, countries and currencies as three independent decisions. The Adviser may utilize country index futures, index swaps and foreign currency forwards to overweight or underweight the country and currency exposure of the overall portfolio relative to the Global Equity Benchmark.
In seeking to achieve its investment objective, the Fund may enter into both “long” and “short” positions in country exposures and currencies using derivative instruments. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying investment. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying investment. Short positions in any currency generally will not exceed -20% of the net assets of the Fund. For example, if 5% of the Fund’s net assets are invested in Swiss stocks held long, generally the Fund’s collective short positions in Swiss francs would be 25% or less of the Fund’s net assets. Foreign currency denominated stock positions and the notional value of foreign currency spot and forward positions are included in determining aggregate long and short currency positions.
Short positions in the equity of issuers in a particular country generally will not exceed -12% of the net assets of the Fund. In other words, the total value of stock positions held long in a country, plus the notional value of equity derivatives providing long exposure to issuers in that country, minus the notional value of equity derivatives providing short exposure to issuers in that country must be greater than -12% of the Fund’s net assets. For example, if 3% of the net assets of the Fund are invested in Spanish equities, generally the largest short position in Spanish equity futures would be 15% of the Fund’s net assets.
Generally, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity and equity-related instruments (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps and depositary receipts). The Fund will invest in companies with a broad range of market capitalizations. The Fund has no market capitalization constraints. The Fund invests primarily in securities comprising the Global Equity Benchmark and also invests to some extent in securities outside the Global Equity Benchmark which the Adviser deems to have similar investment characteristics to the securities comprising the Global Equity Benchmark. The Fund may invest in or use options, warrants, equity swaps, financial futures contracts, forward foreign currency contracts and other types of derivative instruments in seeking to achieve its investment objective. A portion of the Fund’s assets may be held in cash or cash equivalents including, but not limited to, money market instruments, interests in short-term investment funds or shares of money market or short-term bond funds. However, under normal market conditions, net economic exposure to the equity markets (i.e. the total value of equity positions plus the net notional value of equity derivatives) will generally equal at least 95% of the Fund’s net assets.

AQR Funds	109	Prospectus

In general, the Fund expects to be broadly diversified, typically holding the securities of between 600 and 900 different issuers. The Fund generally will not invest more than 5% of its net assets, measured at the time of purchase, in a single class of the securities of any issuer within the Global Equity Benchmark. The Fund will also be diversified by sector under normal market conditions. The maximum allocation of Fund assets to any particular global sector relative to the weighting of that sector in the Global Equity Benchmark, generally will not exceed (or be less than) 15%. Equity derivatives that gain exposure to countries, rather than individual stocks or sectors, are excluded from these sector exposure calculations.
The Fund may invest to a lesser extent in securities of issuers, countries and currencies not included in the Global Equity Benchmark. However, the Adviser does not currently expect such securities to be a significant component of the Fund’s investment portfolio.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
The Adviser believes that the management of transaction costs should be considered when determining whether an investment is attractive. Transaction costs include commissions, bid-ask spreads, market impact and time delays (time between decision and implementation when a market may move for or against you). The Adviser considers transaction costs both in its forecasting model and optimization process to seek to ensure that trades for the Fund will remain attractive after transaction costs are reflected.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.

AQR Funds	110	Prospectus

Details About the AQR International Equity Fund
INVESTMENT OBJECTIVE
The AQR International Equity Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to outperform, after expenses, the MSCI EAFE Index (the International Equity Benchmark) while seeking to control its tracking error relative to this benchmark. The Fund will target a forecasted tracking error generally in the range of 3 - 7% relative to the International Equity Benchmark over a long-term business cycle, but actual tracking error will vary based on market conditions, sector positioning, securities selection and other factors. The International Equity Benchmark is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, excluding the United States and Canada.
The Fund’s portfolio normally will be managed by both overweighting and underweighting securities, countries and currencies relative to the International Equity Benchmark, using the Adviser’s proprietary quantitative return forecasting models and systematic risk-control methods. The Adviser starts with the securities that are included in the International Equity Benchmark and augments them with additional securities that are deemed to have similar characteristics. From this investment universe, the Adviser employs a disciplined approach emphasizing both top-down country/currency allocation and bottom-up security selection decisions that include selection of individual stocks within industries as well as explicit industry/sector selection.
The Adviser uses a set of value, momentum and economic factors to generate an investment portfolio based on the Adviser’s global asset allocation models and security selection procedures. The Adviser believes that a better risk-adjusted return may be achievable by applying both value and momentum strategies simultaneously:
•	Value strategies favor securities that appear cheap based on fundamental measures, often as a result of distress or lack of favor. Examples of value strategies include using price-to-earnings and price-to-book ratios for choosing individual equities and countries, and interest rate differentials for choosing currencies.
•	Momentum strategies favor securities with strong short-term performance. Examples of momentum strategies include simple price momentum for choosing individual equities and countries, and foreign exchange rate momentum for selecting currencies.
•	In addition to these two main strategies, the Adviser may use a number of additional quantitative strategies based on the Adviser’s proprietary research.
The Adviser views the selection of individual securities, countries and currencies as three independent decisions. The Adviser may utilize country index futures, index swaps and foreign currency forwards to overweight or underweight the country and currency exposure of the overall portfolio relative to the International Equity Benchmark.
Generally, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity and equity-related instruments (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps and depositary receipts). The Fund will invest in companies with a broad range of market capitalizations, including smaller capitalization companies. The Fund invests primarily in securities comprising the International Equity Benchmark and also invests to some extent in securities outside the International Equity Benchmark which the Adviser deems to have similar investment characteristics to the securities comprising the International Equity Benchmark. The Fund may invest in or use options, warrants, equity swaps, financial futures contracts, forward foreign currency contracts and other types of derivative instruments in seeking to achieve its investment objective. A portion of the Fund’s assets will be held in cash or cash equivalents including, but not limited to, money market instruments, interests in short-term investment funds or shares of money market or short-term bond funds.
The Fund may invest to a lesser extent in securities of issuers in countries and currencies not included in the International Equity Benchmark. However, the Adviser does not currently expect such securities to be a significant component of the Fund’s investment portfolio.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
The Adviser believes that the management of transaction costs should be considered when determining whether an investment is attractive. Transaction costs include commissions, bid-ask spreads, market impact and time delays (time between decision and implementation when a market may move for or against you). The Adviser considers transaction costs both in its forecasting model and optimization process to seek to ensure that trades for the Fund will remain attractive after transaction costs are reflected.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.

AQR Funds	111	Prospectus

Details About the AQR U.S. Defensive Equity Fund
INVESTMENT OBJECTIVE
The AQR U.S. Defensive Equity Fund seeks total return.
Total return consists of capital appreciation and income.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues a “defensive” strategy, seeking to provide downside protection with upside potential through active stock selection, risk management and diversification.
The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in Equity Instruments of U.S. issuers. Equity Instruments include common stock, preferred stock, convertible securities, options, warrants, exchange traded funds that invest in equity securities, equity futures, stock index futures, equity swaps, equity index swaps, depositary receipts and other derivative instruments where the reference asset is an equity security. The Fund can invest in companies of any size and may invest to a significant extent in small- and mid-cap companies from time to time in the discretion of the Adviser. Pending investment in Equity Instruments of U.S. issuers or for use as collateral to meet margin requirements, the Fund may invest in short-term instruments, including U.S. Government securities, bank certificates of deposit, money market instruments or funds, and such other liquid investments deemed appropriate by the Adviser. The Fund may invest in these securities without limit for temporary defensive purposes. There is no guarantee that the Fund’s objective will be met.
The Fund pursues a defensive strategy, meaning it seeks to participate in rising equity markets while mitigating downside risk in declining markets. In other words, the Fund expects to lag the performance of traditional U.S. equity funds when equity markets are rising, but to exceed the performance of traditional U.S. equity funds during equity market declines. To achieve this result, the Fund will be broadly diversified across companies and industries and will invest in companies that the Adviser has identified to have stable businesses with low leverage, low earnings-per-share variability and other measures of risk and high profitability. The Adviser believes that the stocks of these types of companies tend to be lower “beta” stocks and that lower “beta” stocks generally are less volatile than higher “beta” stocks (that is, their value has a lower sensitivity to fluctuations in the securities markets). The Adviser expects low “beta” stocks to produce higher risk-adjusted returns over a full market cycle than high “beta” stocks.
The Fund is actively managed and the Adviser will vary the Fund’s exposures to issuers and industries based on the Adviser’s evaluation of investment opportunities. In constructing the portfolio, the Adviser uses quantitative models, which combine active management to identify quality companies and statistical measures of risk to assure diversification by issuer and industry. The Adviser will use volatility and correlation forecasting and portfolio construction methodologies to manage the Fund. The Adviser utilizes quantitative risk models in furtherance of the Fund’s investment objective, which seek to control portfolio level risk. Shifts in allocations among issuers and industries will be determined using the quantitative models based on the Adviser’s determinations of risk and quality. The Fund bears the risk that the quantitative models used by the portfolio managers will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
The Fund makes use of derivative instruments, which may be used for hedging purposes and to enhance returns. The Fund may use derivatives as a substitute for investing in conventional securities and for investment purposes to increase its economic exposure to a particular security, currency or index in a cost effective manner. The Fund’s use of derivatives such as futures contracts, swaps and certain other Equity Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying an Equity Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Equity Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through an Equity Instrument providing leveraged exposure to the asset and that Equity Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Equity Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Equity Instruments providing enhanced exposure will enable the Fund to achieve its investment objective. In addition, to attempt to increase its income or total return the Fund may lend its portfolio securities to certain types of eligible borrowers.
The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Equity Instrument. The Fund is expected to have annual turnover of approximately 20% to 50, although actual portfolio turnover during a year may be higher or lower and will be affected by market conditions during the year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund and may negatively affect the Fund’s performance, and may have adverse tax consequences. The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.

AQR Funds	112	Prospectus

Details About the AQR International Defensive Equity Fund
INVESTMENT OBJECTIVE
The AQR International Defensive Equity Fund seeks total return.
Total return consists of capital appreciation and income.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues a “defensive” strategy, seeking to provide downside protection with upside potential through active stock selection, risk management and diversification.
The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in Equity Instruments of International Issuers. Equity Instruments include common stock, preferred stock, convertible securities, options, warrants, exchange traded funds that invest in equity securities, equity futures, stock index futures, equity swaps, equity index swaps, depositary receipts and other derivative instruments where the reference asset is an equity security. An issuer will be considered an International Issuer if it is organized, domiciled, or has a principal place of business in a country that is part of the MSCI World ex-US Index, or if an instrument provides exposure to the change in value of a company that meets that definition. Although the Fund may also invest in issuers organized, domiciled, or with a principal place of business in other countries if the Adviser considers it advisable to achieve the Fund’s investment objective. The Fund can invest in companies of any size and may invest to a significant extent in small- and mid-cap companies from time to time in the discretion of the Adviser. Pending investment in Equity Instruments of International Issuers or for use as collateral to meet margin requirements, the Fund may invest in short-term instruments, including U.S. Government securities, bank certificates of deposit, money market instruments or funds, and such other liquid investments deemed appropriate by the Adviser. The Fund may invest in these securities without limit for temporary defensive purposes. There is no guarantee that the Fund’s objective will be met.
The Fund also engages in currency transactions with counterparties primarily in order to hedge against a decline in the value of portfolio holdings denominated in particular currencies and to provide temporary exposure to a particular currency in lieu of leaving cash inflows uninvested. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. The Fund seeks to diversify currency exposures and to avoid the risk of high exposures to any one currency, including U.S. dollars.
The Fund pursues a defensive strategy, meaning it seeks to participate in rising equity markets while mitigating downside risk in declining markets. In other words, the Fund expects to lag the performance of traditional international equity funds when these markets are rising, but to exceed the performance of traditional international equity funds during international equity market declines. To achieve this result, the Fund will be broadly diversified across companies, industries and countries and will invest in companies that the Adviser has identified to have stable businesses with low leverage, low earnings-per-share variability and other measures of risk and high profitability. The Adviser believes that the stocks of these types of companies tend to be lower “beta” stocks and that lower “beta” stocks generally are less volatile than higher “beta” stocks (that is, their value has a lower sensitivity to fluctuations in the securities markets). The Adviser expects low “beta” stocks to produce higher risk-adjusted returns over a full market cycle than high “beta” stocks.
The Fund is actively managed and the Adviser will vary the Fund’s exposures to issuers, industries, countries and currencies based on the Adviser’s evaluation of investment opportunities within and across markets. In constructing the portfolio, the Adviser uses quantitative models, which combine active management to identify quality companies and statistical measures of risk to assure diversification by issuer, country, currency and industry.
The Adviser will use volatility and correlation forecasting and portfolio construction methodologies to manage the Fund. The Adviser utilizes quantitative risk models in furtherance of the Fund’s investment objective, which seek to control portfolio level risk. Shifts in allocations among issuers, industries, countries or currencies will be determined using the quantitative models based on the Adviser’s determinations of risk and quality. The Fund bears the risk that the quantitative models used by the portfolio managers will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
The Fund makes use of derivative instruments, which may be used for hedging purposes and to enhance returns. The Fund may use derivatives as a substitute for investing in conventional securities and for investment purposes to increase its economic exposure to a particular security, currency or index in a cost effective manner. The Fund’s use of derivatives such as futures contracts, forward contracts, swaps and certain other Equity Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying an Equity Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Equity Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through an Equity Instrument providing leveraged exposure to the asset and that Equity Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Equity Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Equity Instruments providing enhanced exposure will enable the Fund to achieve its investment objective. In addition, to attempt to increase its income or total return the Fund may lend its portfolio securities to certain types of eligible borrowers.

AQR Funds	113	Prospectus

The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Equity Instrument. The Fund is expected to have annual turnover of approximately 20% to 50%, although actual portfolio turnover during a year may be higher or lower and will be affected by market conditions during the year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund and may negatively affect the Fund’s performance, and may have adverse tax consequences. The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.

AQR Funds	114	Prospectus

Details About the AQR Emerging Defensive Equity Fund
INVESTMENT OBJECTIVE
The AQR Emerging Defensive Equity Fund seeks total return.
Total return consists of capital appreciation and income.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues a “defensive” strategy, seeking to provide downside protection with upside potential through active stock selection, risk management and diversification.
The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in Equity Instruments of Emerging Markets Issuers. Equity Instruments include common stock, preferred stock, convertible securities, options, warrants, exchange traded funds that invest in equity securities, equity futures, stock index futures, equity swaps, equity index swaps, depositary receipts and other derivative instruments where the reference asset is an equity security. An issuer will be considered an Emerging Markets Issuer if it is organized, domiciled, or has a principal place of business in a country that is part of the MSCI Emerging Markets Index, or if an instrument provides exposure to the change in value of a company that meets that definition. Although the Fund may also invest in issuers organized, domiciled, or with a principal place of business in other countries if the Adviser considers it advisable to achieve the Fund’s investment objective. The Fund can invest in companies of any size and may invest to a significant extent in small- and mid-cap companies from time to time in the discretion of the Adviser. Pending investment in Equity Instruments of Emerging Markets Issuers or for use as collateral to meet margin requirements, the Fund may invest in short-term instruments, including U.S. Government securities, bank certificates of deposit, money market instruments or funds, and such other liquid investments deemed appropriate by the Adviser. The Fund may invest in these securities without limit for temporary defensive purposes. There is no guarantee that the Fund’s objective will be met.
The Fund also engages in currency transactions with counterparties primarily in order to hedge against a decline in the value of portfolio holdings denominated in particular currencies and to provide temporary exposure to a particular currency in lieu of leaving cash inflows uninvested. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. The Fund seeks to diversify currency exposures and to avoid the risk of high exposures to any one currency, including U.S. dollars.
The Fund pursues a defensive strategy, meaning it seeks to participate in rising equity markets while mitigating downside risk in declining markets. In other words, the Fund expects to lag the performance of traditional emerging markets equity funds when these markets are rising, but to exceed the performance of traditional emerging markets equity funds during emerging equity market declines. To achieve this result, the Fund will be broadly diversified across companies, industries and countries and will invest in companies that the Adviser has identified to have stable businesses with low leverage, low earnings-per-share variability and other measures of risk and high profitability. The Adviser believes that the stocks of these types of companies tend to be lower “beta” stocks and that lower “beta” stocks generally are less volatile than higher “beta” stocks (that is, their value has a lower sensitivity to fluctuations in the securities markets). The Adviser expects low “beta” stock to produce higher risk-adjusted returns over a full market cycle than high “beta” stocks.
The Fund is actively managed and the Adviser will vary the Fund’s exposures to issuers, industries, countries and currencies based on the Adviser’s evaluation of investment opportunities within and across markets. In constructing the portfolio, the Adviser uses quantitative models, which combine active management to identify quality companies and statistical measures of risk to assure diversification by issuer, country, currency and industry. The Adviser will use volatility and correlation forecasting and portfolio construction methodologies to manage the Fund. The Adviser utilizes quantitative risk models in furtherance of the Fund’s investment objective, which seek to control portfolio level risk. Shifts in allocations among issuers, industries, countries or currencies will be determined using the quantitative models based on the Adviser’s determinations of risk and quality. The Fund bears the risk that the quantitative models used by the portfolio managers will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
The Fund makes use of derivative instruments, which may be used for hedging purposes and to enhance returns. The Fund may use derivatives as a substitute for investing in conventional securities and for investment purposes to increase its economic exposure to a particular security, currency or index in a cost effective manner. The Fund’s use of derivatives such as futures contracts, forward contracts, swaps and certain other Equity Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying an Equity Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Equity Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through an Equity Instrument providing leveraged exposure to the asset and that Equity Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Equity Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Equity Instruments providing enhanced exposure will enable the Fund to achieve its investment objective. In addition, to attempt to increase its income or total return the Fund may lend its portfolio securities to certain types of eligible borrowers.

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The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Equity Instrument. The Fund is expected to have annual turnover of approximately 20% to 50%, although actual portfolio turnover during a year may be higher or lower and will be affected by market conditions during the year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund and may negatively affect the Fund’s performance, and may have adverse tax consequences. The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.

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Details About the AQR Diversified Arbitrage Fund
INVESTMENT OBJECTIVE
The AQR Diversified Arbitrage Fund seeks long-term absolute (positive) returns.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to outperform, after expenses, the BofA Merrill Lynch 3-Month Treasury Bill Index while seeking to control its tracking risk relative to this benchmark. The BofA Merrill Lynch 3-Month Treasury Bill Index is designed to measure the performance of a high-quality short-term cash-equivalent investment. An investment in the Fund is more volatile than an investment in Treasury Bills, and is not backed by the full faith and credit of the U.S. government.
The Fund uses a number of arbitrage investment strategies employed by hedge funds and proprietary trading desks of investment banks, including merger arbitrage, convertible arbitrage, and other kinds of arbitrage strategies and corporate event strategies described more fully below. In order to pursue these investment strategies, the Fund invests in a diversified portfolio of instruments, including equities, convertible securities, debt securities, restricted securities and/or Rule 144A securities, loans, warrants, options, swaps, futures contracts, forwards or other types of derivative instruments. The Sub-Adviser tactically allocates the Fund’s assets across alternative investment strategies with desirable anticipated returns based on market conditions.
The Sub-Adviser will employ hedging strategies with the intent of (i) reducing the risk associated with each of the arbitrage and corporate event strategies; (ii) keeping the overall volatility of the Fund’s net asset value low; and (iii) maintaining a low correlation with the overall equity market. As conditions warrant, the Fund may borrow from banks to increase its portfolio holdings. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow 331/3% of the value of its net assets.
The Fund will also engage extensively in short sales of securities. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. For arbitrage strategies, the Fund will generally buy securities and simultaneously sell securities short in amounts that are intended to result in an approximately neutral economic exposure to overall market movements.
The Fund makes use of derivative instruments, which may be used for hedging purposes, as a substitute for investing in conventional securities and for investment purposes. The Fund may also use derivatives to increase its economic exposure to a particular security, currency or index in a cost effective manner. Swaps, futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of swaps, futures contracts, forward contracts and certain other derivative instruments may have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset and that derivative instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of derivative instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Fund has no policy with respect to the credit rating, maturity or duration of the debt securities in which it may invest, and may invest in debt securities of any credit rating, maturity or duration. In response to adverse market, economic or other conditions, such as the availability of attractive arbitrage and corporate event opportunities (or lack thereof), the Fund may temporarily invest a substantial portion of its assets in cash or cash equivalent securities. During such periods the Fund may not achieve its investment objective.
Examples of Arbitrage and Corporate Event Strategies:
Merger Arbitrage: When engaging in merger arbitrage, the Sub-Adviser buys shares of the “target” company in a proposed merger or other reorganization between two companies. If the consideration in the transaction consists of stock of the acquirer, the Sub-Adviser will typically to hedge the exposure to the acquirer by shorting the stock of the acquiring company.
•	Merger arbitrage investments are based on the premise that when a merger or similar deal between two companies is announced, the stock price of the target generally increases substantially as a result of the premium offered by the acquirer, but trades at a small discount to the consideration offered by the acquirer until the deal closes.
•	While most corporate deals close successfully, many investors holding a target company’s shares choose to sell them before closing to avoid the possibility of a significant loss in value if the transaction fails to close.
•	The discount in the value of the target company’s stock reflects the tension between (i) the likelihood of a completed transaction paying a certain amount of consideration for a target’s shares and (ii) the willingness of holders of the target’s stock to sell their stock at a discount prior to closing to lock-in gains and avoid the risk of a significant loss in value of the target’s stock if the transaction does not close.

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The Fund invests in stocks of target companies in potential merger transactions based on the Sub-Adviser’s expected risk-adjusted return for the arbitrage transaction. In most cases, the Fund will buy the target’s stock soon after the announcement of the merger transaction and in most cases will hold the stock until the deal is completed. While the Fund will usually invest in the common stock of the target, it may also invest in other securities of the target such as convertible debentures, American Depositary Receipts (ADRs), options, and bonds. The Fund generally invests in target firms located in the United States, but also invests in target firms located in other countries when circumstances warrant.
Convertible Arbitrage: When employing a convertible arbitrage strategy, the Sub-Adviser invests in convertible securities that are trading at discounts to their fundamental values and attempts to mitigate the various risks associated with investing in such convertible securities.
•	A convertible security is a debenture or a preferred security that the holder may exchange for common stock at a pre-specified conversion rate. Because of the option to convert the security into common stock, the convertible security pays a lower coupon or preferred dividend than a comparable non-convertible debt or preferred stock issued by the company.
•	Convertible securities are a substantial source of capital for many companies, especially those with highly uncertain cash flows and immediate funding needs. Convertible securities are usually sold by issuing companies at discounts to their fundamental values. Because of their lower level of liquidity relative to listed equities, they often trade at discounts in the secondary market.
•	Convertible arbitrageurs (such as the Fund) are signficant participants in the convertible securities market, and typically buy the convertible security and seek to mitigate the various risks associated with the security (i.e., equity risk, credit risk, and interest rate risk) by using various hedging strategies. For example, equity risk may be hedged by shorting the stock of the issuer in an amount based on the sensitivity of the convertible security’s price to changes in the issuer’s stock price.
In most cases, the holding period for an investment by the Fund in a convertible arbitrage trade will be longer than a year, and could be several years for some investments. The Fund generally will hold convertible securities of domestic issuers, but will also purchase convertible securities of foreign issuers if circumstances warrant.
Corporate Events: The Sub-Adviser also employs other arbitrage and corporate events strategies when market opportunities arise. Examples of such investments can include distressed investments, “SPACs” (Special Purpose Acquisition Corporations), SEOs (Seasoned Equity Offerings), “price-pressure” trades, “dual-class” arbitrage and “closed-end fund” arbitrage among other strategies as detailed below.
•	Distressed investments are made in securities including loans, bonds, convertible bonds or equities of firms that are in or near financial distress. Frequently, the Sub-Adviser will invest after a firm has filed for bankruptcy protection. The Sub-Adviser will invest in securities that are trading at substantial discounts to fundamental values arising from a market dislocation as non-distressed investors sell these positions. The Fund invests in credit and distressed investments to generate gains, although the portfolio managers can take the potential for income into account when making investment decisions. Hedging transactions are used to protect against interest rate and market moves.
•	Short-term debt investment opportunities result from selling pressure as high yield corporate bonds move closer to either a maturity or call and the resulting yield declines to below the average of high yield index. The selling bondholder has to choose between holding a short-term security with lower yield and selling that security to purchase a longer dated security with higher yield. The Sub-Adviser opportunistically purchases these securities below fundamental value and then hedged the systematic risk.
•	Debtor-in-possession (DIP) loans are made to companies at the onset of a Chapter 11 bankruptcy restructuring. The DIP loan provides immediate cash needs to the company as well as subsequent working capital needs to allow the company to continue operating as a normal business. The DIP loan will generally have a first lien on the company’s working capital, second liens on property already secured by other lenders, and first liens on all assets owned by the company which are not encumbered by a lien from another lender. Due to the DIP loan sitting high in the company’s capital structure during the Chapter 11 process, these loans are generally of low risk.
•	Credit investments are made in convertibles, bonds and corporate loans of firms which offer attractive risk-adjusted returns on a hedged basis, typically around event-induced capital flows.
•	When the Fund enters into “price pressure” trades, it seeks to profit from situations in which concentrated buying or selling of securities by a particular group of investors overwhelms regular trading causing a temporary price dislocation. The Fund will buy securities subject to price pressure and will hedge these purchases by shorting market indices or comparable securities.
•	Seasoned equity offerings involve the purchase of common stock of a listed company in an underwritten offering. These investments take advantage of the discount at which offerings are priced relative to the stock’s market price, as well as the price pressure on the stock caused by a temporary supply-demand imbalance.
•	Initial Public Offerings involve the purchase of a newly listed common stock in an underwritten offering. These are fundamental investments that the Sub-Adviser deems to be attractively priced.
•	When-issued arbitrage takes advantage of inefficiencies in the prices at which a parent’s and subsidiary’s stock are trading on a “when-issued” basis. When-issued opportunities typically occur immediately prior to the separation of a parent and subsidiary (i.e. spin-off, carve-out, split-off).
•	Stub-trading arbitrage takes advantage of inefficiencies in the prices at which the stocks of a publicly traded parent corporation and its publicly traded subsidiary are trading.

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•	Dual-class arbitrage takes advantage of inefficiencies in the prices at which different classes of a publicly traded company’s stock are trading.
•	Closed-end fund arbitrage is the practice of buying (selling) closed-end funds that trade at abnormally wide discounts (or premiums) to their underlying net asset values. Positions are unwound when the discount or premium converges to expected levels. In general, the Fund does not invest in closed-end funds with the intention of forcing a conversion into an open-end format.
•	Private investments involve structuring securities for private or publicly traded companies where the security created is not publicly offered or may not trade on a public market. The securities created can take the form of equity, convertible debt, corporate notes, warrants or any combination thereof. Although these securities are considered private a secondary market may be created for trading but is not a requirement for investment.
•	Warrants involve the purchase of exchange-traded warrants in U.S. Treasury auctions or on the secondary market. These investments are typically hedged by short sales of the issuer’s stock.
•	Spin-Offs occur when the parent company distributes shares in a subsidiary to existing parent shareholders. Many parent shareholders opt to sell the newly-traded shares because the spin-off shares do not meet their investing criteria. Because of this selling pressure, spin-off firms typically realize negative returns around the spin-off date. This is often reversed over the subsequent year. The Fund purchases shares in spin-off firms based both on the estimated amount of price pressure selling and on the Sub-Adviser’s fundamental valuation. Spin-off positions are hedged using industry sector ETFs or stock market futures.
Corporate loans in which the Fund may invest as part of these strategies will primarily consist of first or second lien, floating rate loans that are collateralized by specific assets. The Fund may also invest in other types of corporate loans such as fixed-rate or unsecured loans. The corporate loans may be purchased directly from the administrative agent of the loan (the “Agent”) or from a third party. In addition, the Fund may purchase a participation interest in a corporate loan from a third party that has a direct interest in the loan. The Fund may invest in investment grade or below-investment grade (“junk”) loans (and unrated loans of equivalent quality), including loans that are offered as part of highly leveraged transactions (such as leveraged buyouts).
The Fund may employ additional arbitrage and/or corporate event investment strategies as they arise.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.

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Details About the AQR Managed Futures Strategy Fund
INVESTMENT OBJECTIVE
The AQR Managed Futures Strategy Fund seeks positive absolute returns.
The use of the term “ positive absolute return” is intended to distinguish the Fund’s investment objective from the relative returns sought by other mutual funds. Funds seeking relative returns are generally managed with a goal of outperforming an index of securities or an index of competitive funds. As a result, even if these funds are successful in achieving their investment objectives, their investment returns may be positive or negative and will tend to reflect the general direction of the securities markets. A “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. However, while seeking to generate positive performance over a multi-year period of time, the Fund may have positive or negative returns over shorter time periods.
PRINCIPAL INVESTMENT STRATEGIES
To pursue its investment objective, the Fund invests primarily in a portfolio of futures contracts, futures-related instruments and equity swaps. The Fund’s universe of investments currently includes more than 100 global developed and emerging market exchange-traded futures, futures-related instruments, forward contracts and equity swaps across four major asset classes (commodities, currencies, fixed income and equities); however, this universe of investments is subject to change under varying market conditions and as these instruments evolve over time.
Generally, the Fund invests in futures contracts and futures-related instruments including, but not limited to, global developed and emerging market equity index futures, swaps on equity index futures and equity swaps, global developed and emerging market currency forwards, commodity futures, swaps on commodity futures, global developed fixed income futures, bond futures and swaps on bond futures (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing in the Subsidiary (as described below) that invests in those Instruments. There are no geographic limits on the market exposure of the Fund’s assets. This flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may also invest in exchange traded funds or exchange traded notes through which the Fund can participate in the performance of one or more Instruments. The Fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.
The Fund’s portfolio managers use proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity Instruments. Once a trend is determined, the Fund will take either a long or short position in the given Instrument. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying investment. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying investment. The size of the position taken will relate to the Adviser’s confidence in the trend continuing as well as the Adviser’s estimate of the Instrument’s risk.
The Adviser generally expects that the Fund will have exposure in long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but at any one time the Fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class.
The Fund bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the Fund to achieve its investment objective.
The Adviser generally expects that the Fund’s performance will have a low correlation to the performance of the general global equity, fixed income, currency and commodity markets over any given market cycle; however, the Fund’s performance may correlate to the performance of any one or more of those markets over short-term periods.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the class and that Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser expects the Fund’s NAV over short-term periods to be volatile because of the significant use of Instruments that have a leveraging effect. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The Fund’s returns are expected to be volatile; however, the Adviser, on average, will target an annualized volatility level for the Fund of 10%. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 5% and 13%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.

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As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its net long and short exposures. For example, the Fund could hold instruments that provide five times the net return of a broad-or narrow-based securities index. For more information on these and other risk factors, please see the “Principal Risk Factors” and “Investment Techniques-Asset Segregation” sections of the Prospectus.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%). The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Instrument. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences. The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities, U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund. While the Fund normally does not engage in any direct borrowing, leverage is implicit in the futures and other derivatives it trades.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. Generally, the Subsidiary will invest primarily in commodity futures, but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.

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Details About the AQR Risk Parity Fund
INVESTMENT OBJECTIVE
The AQR Risk Parity Fund seeks total return.
Total return consists of capital appreciation and income.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by allocating assets among major liquid asset classes (including global developed and emerging market equities, global nominal and inflation-linked government bonds, emerging market fixed income, sovereign debt, the credit spreads of mortgage-backed securities and corporate and sovereign debt, developed and emerging market currencies, and commodities). The Fund intends to gain exposure to these asset classes by investing in a portfolio of Instruments (as defined below). The Fund will generally have some level of investment in the majority of asset classes and Instruments but there is no stated limit on the percentage of assets the Fund can invest in a particular Instrument or the percentage of assets the Fund will allocate to any one asset class, and at times the Fund may focus on a small number of Instruments or asset classes. The allocation among the different asset classes is based on the Adviser’s assessment of the risk associated with the asset class, the investment opportunity presented by each asset class, as well as the Adviser’s assessment of prevailing market conditions within the asset classes in the United States and abroad.
In allocating assets among asset classes, the Adviser follows a “risk parity” approach. The “risk parity” approach to asset allocation seeks to balance the allocation of risk across asset classes (as measured by forecasted volatility, estimated potential loss, and other proprietary measures) when building the portfolio. This means that lower risk asset classes (such as global fixed income and inflation-linked government bonds) will generally have higher notional allocations than higher risk asset classes (such as global developed and emerging market equities). A “neutral” asset allocation targets an equal risk allocation from each of the four following major risk sources: equity risk, fixed income risk, inflation risk, and credit risk. The Adviser expects to tactically vary the Fund’s allocation to the various asset classes depending on market conditions, which can cause the Fund to deviate from a “ neutral” position. The desired overall risk level of the Fund may be increased or decreased by the Adviser. There can be no assurance that employing a “risk parity” approach will achieve any particular level or return or will, in fact, reduce volatility or potential loss.
Generally, the Fund gains exposure to asset classes by investing in many different types of instruments including, but not limited to: equity securities, equity futures, equity swaps, currency forwards, commodity futures, swaps on commodity futures, bond futures, swaps on bond futures, interest rate swaps, credit default swaps, credit default index swaps; inflation swaps; cash corporate and government bonds, including inflation protected government bonds, cash and cash equivalents including but not limited to money market fund shares (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing in the Subsidiary (as described below) that invests in those Instruments. There is no maximum or minimum exposure to any one Instrument or any one asset class. The Fund may also invest in exchange traded funds or exchange traded notes through which the Fund can participate in the performance of one or more Instruments. The Fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.
The Fund is actively managed and the Adviser will vary the Fund’s exposures to the asset classes based on the Adviser’s evaluation of investment opportunities within and across the asset classes. The Adviser will use proprietary volatility forecasting and portfolio construction methodologies to manage the Fund. Shifts in allocations among asset classes or Instruments will be determined using models based on the Adviser’s general value and momentum investment philosophy. Value strategies favor securities that appear undervalued based on fundamental measures, often the result of distress or being out of favor among investors. Momentum strategies favor securities with strong short-term performance.
The Adviser believes that using both value and momentum strategies in selecting investments is a powerful and effective approach because the two strategies are usually negatively correlated. As a result, when the two strategies are used together by the Adviser in making investment selections, the investments chosen by the Adviser tend to be either cheap assets or assets that are coming into favor with investors. Assets that score well by taking into account both factors will generally have the highest weightings. The combination of the two strategies is designed to produce a Fund portfolio that seeks to preserve the positive expected return of each strategy while having the added benefit of significantly lower volatility than would otherwise be achieved by using either strategy alone.
The Fund has no geographic limits on where its investments may be located or where its assets may be exposed. This flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may have exposure to fixed income securities of U.S. and non-U.S. issuers of any credit quality, including securities that are unrated or are rated in the lowest credit rating categories. The Fund may have exposure to equity securities of companies of any market capitalization. There is no percentage limit on the Fund’s exposure to below investment-grade fixed income securities including emerging market fixed income securities or to small less-liquid equity securities. The Fund may have exposure in long and short positions across all of the asset classes, however, short positions will generally only be taken to hedge other investments made by the Fund. The Adviser does not anticipate that the Fund will be net short any particular market. The Fund may also take “short” positions in futures, forwards or swaps. A “ short” position will benefit from a decrease in price of the underlying instrument and lose value if the price of the underlying instrument increases.
The Fund bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for

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greater losses, than if the Fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the class and that Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser expects the Fund’s NAV over short-term periods to be volatile because of the significant use of Instruments that have a leveraging effect. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The Fund’s returns are expected to be volatile; however, the Adviser, on average, will target an annualized volatility level for the Fund of 10%. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 7% and 13%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its exposures. For more information on these and other risk factors, please see the “Principal Risk Factors” and “Investment Techniques-Asset Segregation” sections of the Prospectus.
The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Instrument. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences. The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities, U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund. The Fund may also enter into repurchase and reverse repurchase agreements. Under a repurchase agreement the Fund buys securities that the seller has agreed to buy back at a specified time and at a set price. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price. While the Fund normally does not engage in borrowing, leverage may be created when the Fund enters into reverse repurchase agreements, engages in futures transactions or uses certain other derivative instruments.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures and swaps on commodity futures but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.

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Details About the AQR Risk Parity II MV Fund
INVESTMENT OBJECTIVE
The AQR Risk Parity II MV Fund seeks total return.
Total return consists of capital appreciation and income.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by allocating assets among major liquid asset classes (including global developed and emerging market equities, global nominal and inflation-linked government bonds, developed and emerging market currencies, and commodities). The Fund intends to gain exposure to these asset classes by investing in a portfolio of Instruments (as defined below). The Fund will generally have some level of investment in the majority of asset classes and Instruments but there is no stated limit on the percentage of assets the Fund can invest in a particular Instrument or the percentage of assets the Fund will allocate to any one asset class, and at times the Fund may focus on a small number of Instruments or asset classes. The allocation among the different asset classes is based on the Adviser’s assessment of the risk associated with the asset class, the investment opportunity presented by each asset class, as well as the Adviser’s assessment of prevailing market conditions within the asset classes in the United States and abroad.
The “MV” in the Fund’s name reflects its “moderate volatility” approach. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The Fund’s returns are expected to be volatile; however, the Adviser, on average, will target an annualized volatility level of 10%. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 7% and 13%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above. There is no guarantee the Fund’s investment objective will be met.
In allocating assets among asset classes, the Adviser follows a “risk parity” approach. The “risk parity” approach to asset allocation seeks to balance the allocation of risk across asset classes (as measured by forecasted volatility, estimated potential loss, and other proprietary measures) when building the portfolio. This means that lower risk asset classes (such as global fixed income and inflation-linked government bonds) will generally have higher notional allocations than higher risk asset classes (such as global developed and emerging market equities). A “neutral” asset allocation targets an equal risk allocation from each of the three following major risk sources: equity risk, fixed income risk and inflation risk. The Adviser expects to tactically vary the Fund’s allocation to the various asset classes depending on market conditions, which can cause the Fund to deviate from a “ neutral” position. The desired overall risk level of the Fund may be increased or decreased by the Adviser. There can be no assurance that employing a “risk parity” approach will achieve any particular level or return or will, in fact, reduce volatility or potential loss.
Generally, the Fund gains exposure to asset classes by investing in many different types of instruments including, but not limited to: equity securities, equity futures, equity swaps, currency forwards, commodity futures, swaps on commodity futures, commodity-linked notes, bond futures, swaps on bond futures, interest rate swaps, inflation swaps, cash corporate and government bonds, including inflation protected government bonds, cash and cash equivalents including but not limited to money market fund shares (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing in the Subsidiary (as described below) that invests in those Instruments. There is no maximum or minimum exposure to any one Instrument or any one asset class. The Fund may also invest in exchange traded funds or exchange traded notes through which the Fund can participate in the performance of one or more Instruments. The Fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.
The Fund is actively managed and the Adviser will vary the Fund’s exposures to the asset classes based on the Adviser’s evaluation of investment opportunities within and across the asset classes. The Adviser will use proprietary volatility forecasting and portfolio construction methodologies to manage the Fund. Shifts in allocations among asset classes or Instruments will be determined using models based on the Adviser’s general value and momentum investment philosophy. Value strategies favor securities that appear undervalued based on fundamental measures, often the result of distress or being out of favor among investors. Momentum strategies favor securities with strong short-term performance.
The Adviser believes that using both value and momentum strategies in selecting investments is a powerful and effective approach because the two strategies are usually negatively correlated. As a result, when the two strategies are used together by the Adviser in making investment selections, the investments chosen by the Adviser tend to be either cheap assets or assets that are coming into favor with investors. Assets that score well by taking into account both factors will generally have the highest weightings. The combination of the two strategies is designed to produce a Fund portfolio that seeks to preserve the positive expected return of each strategy while having the added benefit of significantly lower volatility than would otherwise be achieved by using either strategy alone.
The Fund has no geographic limits on where its investments may be located or where its assets may be exposed. This flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may have exposure to fixed income securities of U.S. and non-U.S. issuers of any credit quality, including securities that are unrated or are rated in the lowest credit rating categories. The Fund may have exposure to equity securities of companies of any market capitalization. There is no percentage limit on the Fund’s exposure to below investment-grade fixed income securities including emerging market fixed income securities or to small less-liquid equity securities. The Fund may have exposure in long and short positions across all of the asset classes, however, short positions will generally only be taken to hedge other investments made by the Fund. The Adviser does not anticipate that the Fund will be net short any particular market. The Fund may also take “short” positions in futures, forwards or swaps. A “ short” position will benefit from a decrease in price of the underlying instrument and lose value if the price of the underlying instrument increases.

AQR Funds	124	Prospectus

The Fund bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the class and that Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its exposures. For more information on these and other risk factors, please see the “Principal Risk Factors” and “Investment Techniques-Asset Segregation” sections of the Prospectus.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%).
The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Instrument. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences. The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities, U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund. The Fund may also enter into repurchase and reverse repurchase agreements. Under a repurchase agreement the Fund buys securities that the seller has agreed to buy back at a specified time and at a set price. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price. While the Fund normally does not engage in borrowing, leverage may be created when the Fund enters into reverse repurchase agreements, engages in futures transactions or uses certain other derivative instruments.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures and swaps on commodity futures but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary‘s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.

AQR Funds	125	Prospectus

Details About the AQR Risk Parity II HV Fund
INVESTMENT OBJECTIVE
The AQR Risk Parity II HV Fund seeks total return.
Total return consists of capital appreciation and income.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by allocating assets among major liquid asset classes (including global developed and emerging market equities, global nominal and inflation-linked government bonds, developed and emerging market currencies, and commodities). The Fund intends to gain exposure to these asset classes by investing in a portfolio of Instruments (as defined below). The Fund will generally have some level of investment in the majority of asset classes and Instruments but there is no stated limit on the percentage of assets the Fund can invest in a particular Instrument or the percentage of assets the Fund will allocate to any one asset class, and at times the Fund may focus on a small number of Instruments or asset classes. The allocation among the different asset classes is based on the Adviser’s assessment of the risk associated with the asset class, the investment opportunity presented by each asset class, as well as the Adviser’s assessment of prevailing market conditions within the asset classes in the United States and abroad.
The “HV” in the Fund’s name reflects its “higher volatility” approach. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The Fund’s returns are expected to be volatile; however, the Adviser, on average, will target an annualized volatility level of 15%. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 10% and 20%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above. There is no guarantee the Fund’s investment objective will be met.
In allocating assets among asset classes, the Adviser follows a “risk parity” approach. The “risk parity” approach to asset allocation seeks to balance the allocation of risk across asset classes (as measured by forecasted volatility, estimated potential loss, and other proprietary measures) when building the portfolio. This means that lower risk asset classes (such as global fixed income and inflation-linked government bonds) will generally have higher notional allocations than higher risk asset classes (such as global developed and emerging market equities). A “neutral” asset allocation targets an equal risk allocation from each of the three following major risk sources: equity risk, fixed income risk and inflation risk. The Adviser expects to tactically vary the Fund’s allocation to the various asset classes depending on market conditions, which can cause the Fund to deviate from a “ neutral” position. The desired overall risk level of the Fund may be increased or decreased by the Adviser. There can be no assurance that employing a “risk parity” approach will achieve any particular level or return or will, in fact, reduce volatility or potential loss.
Generally, the Fund gains exposure to asset classes by investing in many different types of instruments including, but not limited to: equity securities, equity futures, equity swaps, currency forwards, commodity futures, swaps on commodity futures, commodity-linked notes, bond futures, swaps on bond futures, interest rate swaps, inflation swaps, cash corporate and government bonds, including inflation protected government bonds, cash and cash equivalents including but not limited to money market fund shares (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing in the Subsidiary (as described below) that invests in those Instruments. There is no maximum or minimum exposure to any one Instrument or any one asset class. The Fund may also invest in exchange traded funds or exchange traded notes through which the Fund can participate in the performance of one or more Instruments. The Fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.
The Fund is actively managed and the Adviser will vary the Fund’s exposures to the asset classes based on the Adviser’s evaluation of investment opportunities within and across the asset classes. The Adviser will use proprietary volatility forecasting and portfolio construction methodologies to manage the Fund. Shifts in allocations among asset classes or Instruments will be determined using models based on the Adviser’s general value and momentum investment philosophy. Value strategies favor securities that appear undervalued based on fundamental measures, often the result of distress or being out of favor among investors. Momentum strategies favor securities with strong short-term performance.
The Adviser believes that using both value and momentum strategies in selecting investments is a powerful and effective approach because the two strategies are usually negatively correlated. As a result, when the two strategies are used together by the Adviser in making investment selections, the investments chosen by the Adviser tend to be either cheap assets or assets that are coming into favor with investors. Assets that score well by taking into account both factors will generally have the highest weightings. The combination of the two strategies is designed to produce a Fund portfolio that seeks to preserve the positive expected return of each strategy while having the added benefit of significantly lower volatility than would otherwise be achieved by using either strategy alone.
The Fund has no geographic limits on where its investments may be located or where its assets may be exposed. This flexibility allows the Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may have exposure to fixed income securities of U.S. and non-U.S. issuers of any credit quality, including securities that are unrated or are rated in the lowest credit rating categories. The Fund may have exposure to equity securities of companies of any market capitalization. There is no percentage limit on the Fund’s exposure to below investment-grade fixed income securities including emerging market fixed income securities or to small less-liquid equity securities. The Fund may have exposure in long and short positions across all of the asset classes, however, short positions will generally only be taken to hedge other investments made by the Fund. The Adviser does not anticipate that the Fund will be net short any particular market. The Fund may also take “short” positions in futures, forwards or swaps. A “ short” position will benefit from a decrease in price of the underlying instrument and lose value if the price of the underlying instrument increases.

AQR Funds	126	Prospectus

The Fund bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the class and that Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its exposures. For more information on these and other risk factors, please see the “Principal Risk Factors” and “Investment Techniques-Asset Segregation” sections of the Prospectus.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%).
The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Instrument. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences. The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. Government securities, U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund. The Fund may also enter into repurchase and reverse repurchase agreements. Under a repurchase agreement the Fund buys securities that the seller has agreed to buy back at a specified time and at a set price. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price. While the Fund normally does not engage in borrowing, leverage may be created when the Fund enters into reverse repurchase agreements, engages in futures transactions or uses certain other derivative instruments.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures and swaps on commodity futures but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary‘s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.

AQR Funds	127	Prospectus

Details About the AQR Multi-Strategy Alternative Fund
INVESTMENT OBJECTIVE
The AQR Multi-Strategy Alternative Fund seeks positive absolute returns.
The use of the term “ positive absolute return” is intended to distinguish the Fund’s investment objective from the relative returns sought by many other mutual funds. Funds seeking relative returns are generally managed with a goal of outperforming an index of securities or an index of competitive funds. As a result, even if these funds are successful in achieving their investment objectives, their investment returns may be positive or negative and will tend to reflect the general direction of the securities markets. A “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. However, while seeking to generate positive performance over a multi-year period of time, the Fund may have positive or negative returns over shorter time periods.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by aiming to provide exposure to several strategies often referred to as “alternative” or “absolute return” strategies and more traditionally made available through unregistered funds (“hedge funds”). Utilizing a well-diversified portfolio of Instruments (as defined below), the Fund seeks exposure to the following strategies: Convertible Arbitrage, Event Driven (including Merger Arbitrage), Fixed Income Relative Value, Equity Market Neutral, Long/Short Equity, Dedicated Short Bias, Global Macro, Managed Futures and Emerging Markets. Through exposure to these strategies, the Fund attempts to generate positive absolute returns over time. The Fund implements these strategies by investing globally (including in emerging markets) in a broad range of instruments, including, but not limited to, equities, bonds, currencies, commodities, credit derivatives, convertible securities, futures, forwards, options and swaps (collectively, the “Instruments”), either by investing directly in these instruments or, indirectly, by investing in the Subsidiary (as described below) that invests in these instruments. The Fund may also invest in exchange traded funds or exchange traded notes through which the Fund can participate in the performance of one or more Instruments. The Fund currently intends to achieve its exposure to equities and convertible bonds by either holding securities or holding cash and using derivatives, rather than holding those securities directly. The Fund will not invest in hedge funds and is not designed to match the performance of any hedge fund index. However, the Adviser believes that, based on a comprehensive analysis of the key drivers of return from these strategies, it can capture a meaningful portion of the return that these strategies can be expected to provide. The Fund is generally intended to have a low average correlation to the equity, bond and credit markets. The Fund will utilize proprietary trading algorithms in order to minimize market impact and reduce trading costs. The Adviser will attempt to mitigate risk through diversification of holdings and through active monitoring of volatility, counterparties and other risk measures. There is no assurance, however, that the Fund will achieve its investment objective.
The strategies employed by the Fund include:
•	Long/Short Equity, Equity Market Neutral and Dedicated Short Bias: These strategies provide long and short exposure to a diversified portfolio of equities which involves simultaneously investing in equities (i.e., investing long) the Adviser expects to increase in value and immediately selling equities (i.e., short sales or short selling) the Adviser expects to decrease in value. Equity Market Neutral is not expected to have industry overweights and seeks to profit by exploiting pricing inefficiencies between related equity securities and neutralizing exposure to market risk by maintaining long and short positions. Long/Short Equity may maintain overweights of industry exposures and also seeks to exploit pricing inefficiencies between related equity securities. The Dedicated Short Bias strategy seeks to profit by shorting stocks that have negative market sentiment and neutralizing exposure to market risk by maintaining long and short positions. When taking a “short” position, the Fund may sell an instrument that it does not own and would then borrow to meet its settlement obligations. The Fund may also take “short” positions in futures, forwards or swaps. A “short” position will benefit from a decrease in price of the underlying instrument and will lose value if the price of the underlying instrument increases. Long positions will profit if the value of the equity security increases and short positions will profit if the value of the equity security declines and the borrowed shares can be replaced at lower cost. Simultaneously engaging in long investing and short selling reduces the net exposure of the overall portfolio to general market movements.
•	Global Macro: Global Macro strategies seek to profit from movement in the prices of securities that are highly sensitive to macro-economic conditions, across a broad spectrum of assets. This strategy provides long and short exposure to developed country equities, currencies, bonds, interest rates and commodities markets.
•	Emerging Markets: This strategy seeks to profit from investing in equities and currencies of issuers in emerging markets. This strategy provides long and short exposure to emerging country equity and currency markets, and long and short exposure to a basket of liquid equity securities traded on emerging and developed market exchanges.
•	Convertible Arbitrage: Convertible Arbitrage strategies seek to profit from the complexity of the pricing of convertible bonds (which contain elements of both a fixed income security and an equity option) by structuring trades using multiple securities within the capital structure of a convertible bond issuer. The Fund may purchase the convertible bond of a given issuer and simultaneously sell short the common stock of that same issuer to take advantage of a mispricing of either security. This strategy takes positions in various global convertible debt and preferred securities and an offsetting position in various global equities directly linked to the convertible securities. In implementing this strategy, the Fund may use derivatives to hedge against a decline in interest rates or credit exposure. The Adviser collaborates with the Sub-Adviser for this strategy.
•	Managed Futures: Managed Futures strategies seek to profit from the design and implementation of quantitative selection models to help predict upcoming movements in any combination of fixed income, currency, commodity or equity markets. This strategy provides long and short exposure to commodities; long and short exposure to developed country equities, bonds and currencies markets and long and short exposure to emerging country equity and currency markets.

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•	Event Driven: Event Driven strategies seek to profit from investing in the securities of companies based not on a value or growth investment style but rather on the basis that a specific event or catalyst will affect future prices. This strategy attempts to capitalize on price discrepancies and returns generated by corporate activity, such as mergers. In merger arbitrage, the Fund will employ a diversified, disciplined strategy to attempt to capture the returns from holding a long/short portfolio of stocks of companies involved in mergers. The Adviser collaborates with the Sub-Adviser for this strategy.
•	Fixed Income Relative Value: Fixed Income Relative Value seeks to profit from exploiting mispricing of various, liquid fixed income or interest rate sensitive securities. This strategy provides long and short exposure to developed country bond and currency markets, long and short exposure to investment grade credit markets and long and short exposure to forward mortgage-backed securities trading in the to-be-announced (“ TBA”) market.
The Fund provides exposure to several absolute return strategies through one fund offering. The Fund may add additional strategies from time to time. The Fund currently intends to have exposure to each of the strategies, however, it may vary its level of allocation among the strategies depending on market conditions, including reducing the exposure to any strategy to zero.
The Fund’s returns are expected to be volatile; however, the Adviser, on average, will target an annualized volatility level for the Fund of 10%, which compares to a historical volatility level of approximately 4% for the Barclays Aggregate Bond Index and a historical volatility level of approximately 18% for the S&P 500 Index of U.S. large cap stocks over the past five years. The actual or realized volatility level of the Fund can and will be materially higher or lower than its target volatility depending on market conditions.
If derivative instruments and instruments with remaining maturities of one year or less are taken into account, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 100%).
Portfolio Construction
The Fund is constructed, at both the strategy level and the portfolio level, to provide returns that are not correlated to the equity, bond and credit markets. The Fund will be managed to be broadly diversified across a range of global markets. In addition, the Fund is monitored to avoid traditional long equity market exposure at the overall portfolio level, while at times allowing modest active long or short equity market exposure through tactical decisions.
Strategy Level
Each of the strategies is constructed using a bottom up systematic process. In addition, two or more strategies may be used in combination to achieve a particular investment exposure or goal. Although the overall Fund is designed to be equity market neutral on average over time, unless the Fund is tactically positioned for a long or short equity market exposure, at the strategy level, the Fund may have equity-based systematic risk. For example, the equity long/short strategy will typically have a slightly net long equity market exposure (depending on the market’s recent performance), while the dedicated short bias strategy is expected to have a slightly negative net equity market exposure. The equity market neutral strategy, on the other hand, is intended to be equity market neutral at all times. Although the Fund may simultaneously use one type of exposure in more than one strategy (e.g., use long exposure to developed market equities for the Global Macro and Managed Futures strategies), the exposure will be independently selected to achieve the goal of the particular strategy.
Portfolio Level
Once each strategy has been individually constructed or groupings of strategies developed, the Adviser combines them into a single portfolio using a long term strategic risk weighting process and a tactical risk allocation. By combining these two methods, the Adviser seeks to implement the overall strategy while opportunistically taking advantage of strategies that are particularly attractive currently. In general, however, the Adviser’s portfolio construction process focuses on adding value through diversified risk weighting over the long-term.
Sizing Positions
The Adviser sets both the long-term strategic risk weights across the individual strategies or grouped strategies, which are expected to vary only slightly over time, as well as short-term tactical weightings which may deviate from the long-term strategic targets due to shorter term market risks or opportunities. Both the long term strategic risk weights and the shorter term tactical shifts are determined by the Adviser using quantitative inputs and subjective assessment of the current market environment. The short-term tactical underweights or overweights are intended to vary only modestly from the strategic weights. However, there is no limit on the tactical underweights or overweights and the Adviser has the discretion to not employ a strategy either temporarily or permanently if the perceived risks of the strategy outweigh the potential benefits.
Risk Management
The Adviser will use quantitative and qualitative methods to assess the level of risk (i.e., volatility of return) for the Fund. The Adviser expects that the use of systematic risk control generally should lead to a highly diversified portfolio across asset classes, geographies, instruments and strategies.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity index swaps and other commodity-linked derivative instruments but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of

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the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
A portion of the Fund’s assets may be held in cash or cash equivalent investments, including, but not limited to, short-term investment funds and/or U.S. Government securities.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.

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Details About the AQR Risk-Balanced Commodities Strategy Fund
INVESTMENT OBJECTIVE
The AQR Risk-Balanced Commodities Strategy Fund seeks total return.
Total return consists of capital appreciation and income.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by allocating assets among various commodity sectors (including agricultural, energy, livestock and precious and base metals). The Fund also invests in fixed income securities and money market instruments. The Fund will obtain exposure to commodity sectors by investing in commodity-linked derivatives, directly or through investments in the Subsidiary. There is no guarantee that the Fund’s investment objective will be met.
Commodity Investments
The Fund intends to gain exposure to commodity sectors by investing in a portfolio of Instruments (as defined below). The Fund will generally have some level of investment in the majority of commodity sectors, which includes over 20 exposures. The Adviser targets balanced-risk weights across various commodity sectors and regularly reviews the risk in those sectors as market conditions change, rebalancing the portfolio to seek to maintain more balanced exposures among sectors. The Fund’s balanced-risk approach can be expected, under current market conditions, to result in less exposure to the energy sector than an approach that mirrors the composition of well-known commodity indices.
In allocating assets among and within commodity sectors, the Adviser follows a “risk parity” approach. The “risk parity” approach to asset allocation seeks to balance the allocation of risk across the commodity sectors (as measured by forecasted volatility, estimated potential loss, and other proprietary measures) when building the portfolio. This means that lower risk commodity sectors (such as precious metals) will generally have higher notional allocations than higher risk commodity sectors (such as energy). A “neutral” asset allocation targets an equal risk allocation among the commodity sectors. The Adviser expects to tactically vary the Fund’s allocation to the various commodity sectors depending on market conditions, which can cause the Fund to deviate from a “ neutral” position. The desired overall risk level of the Fund may be increased or decreased by the Adviser. There can be no assurance that employing a “risk parity” approach will achieve any particular level or return or will, in fact, reduce volatility or potential loss.
However, the Fund is actively managed and has the flexibility to over- or underweight commodity sectors, in the Adviser’s discretion, in order to achieve the Fund’s objective. There is no stated limit on the percentage of assets the Fund can invest in a particular Instrument or the percentage of assets the Fund will allocate to any one commodity sector, and at times the Fund may focus on a small number of Instruments or commodity sectors. The Adviser will use proprietary volatility forecasting and portfolio construction methodologies to manage the Fund. The allocation among and within the different commodity sectors is based on the Adviser’s assessment of the risk associated with the commodity sector, the investment opportunity presented by each commodity sector, as well as the Adviser’s assessment of prevailing market conditions within the particular commodity sector. Shifts in allocations among and within commodity sectors or Instruments will be determined based on the Adviser’s evaluation of technical and fundamental indicators, such as trends in historical prices, seasonality, supply/demand data, momentum and macroeconomic data of commodity consuming countries.
Generally, the Fund gains exposure to the commodity sectors by investing in commodity-linked derivative instruments, such as swap agreements, commodity futures, commodity-based exchange-traded funds, commodity-linked notes and swaps on commodity futures (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing in the Subsidiary (as described below) that invests in those Instruments. The Fund may invest in Instruments listed on U.S. or non-U.S. exchanges, some of which could be denominated in currencies other than the U.S. dollar.  Although the Fund is not required to hedge against changes in currency values, the Fund expects to hedge its investments in Instruments that are not denominated in U.S. dollars. The Fund’s investment in the Instruments provides the Fund with exposure to the investment returns of the commodity sectors without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals and agricultural products. There is no maximum or minimum exposure to any one Instrument or any one commodity sector.
Futures contracts are contractual agreements to buy or sell a particular commodity or Instrument at a pre-determined price in the future. The Fund’s use of futures contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of commodities underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to a particular commodity or commodity sector and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific commodity sector through an Instrument providing leveraged exposure to the sector and that Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more commodity sectors at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its exposures. For more information on these and other risk factors, please see the “Principal Risk Factors” and “Investment Techniques-Asset Segregation” sections of the Prospectus.

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The Fund and the Subsidiary use a drawdown control approach to mitigate loss of value and reduce volatility. This approach gradually and systematically reduces exposure across all commodity sectors as commodity markets decline and volatility increases. There can be no assurance that this approach will be successful in controlling the Fund’s risk or limiting portfolio losses.
The Fund may have exposure in long and short positions across all of the commodity sectors, however, short positions will generally be taken to hedge other investments made by the Fund. The long and short exposures are expected to vary based on market conditions, but the Fund’s short positions will not exceed 50% of net assets and its long positions will not exceed 200% of net assets. The Fund may also take “short” positions in futures or swaps. A “short” position will benefit from a decrease in price of the underlying instrument and will lose value if the price of the underlying instrument increases.
The Fund currently intends to invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity-linked derivative instruments, such as swap agreements, commodity futures and swaps on commodity futures but it may also invest in fixed income securities and money market instruments, and cash and cash equivalents, with two years or less term to maturity and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Fund’s or the Subsidiary’s investments in commodity-linked derivative instruments may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may also overweight or underweight its exposure to a commodity sector, such that the Fund has greater or lesser exposure to a commodity sector than is represented by a particular commodity index.
Fixed Income Investments
Assets not invested in Instruments or the Subsidiary will be invested in fixed income securities and money market instruments. The fixed income portion of the Fund is intended to provide liquidity and preserve capital, and to serve as margin or collateral for the Fund’s or Subsidiary’s derivative positions. The Fund may invest directly or indirectly in fixed income securities, which may include, but are not be limited to, U.S. Government securities, U.S. government agency securities, Treasury Inflation Protected Securities (TIPS), short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents, with two years or less term to maturity. These cash or cash equivalent holdings also serve as collateral for the positions the Fund takes and earn income for the Fund. The Fund may invest in these securities without limit for temporary defensive purposes.
The Adviser seeks to develop an appropriate fixed income portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.
Additional Information
The Adviser expects the Fund’s NAV over short-term periods to be volatile because of the significant use of Instruments that have a leveraging effect. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The Fund’s returns are expected to be volatile; however, the Adviser will target an annualized volatility level for the Fund in the range between 10% and 24%. The actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
The Fund bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Instrument. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions. When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%). A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences. The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.

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Details About the AQR Risk-Balanced Commodities Strategy LV Fund
INVESTMENT OBJECTIVE
The AQR Risk-Balanced Commodities Strategy LV Fund seeks total return.
Total return consists of capital appreciation and income.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by allocating assets among various commodity sectors (including agricultural, energy, livestock and precious and base metals). The Fund also invests in fixed income securities and money market instruments. The Fund will obtain exposure to commodity sectors by investing in commodity-linked derivatives, directly or through investments in the Subsidiary. The Fund will target an annualized volatility level that is lower than that for the AQR Risk-Balanced Commodities Strategy Fund, which is described elsewhere in this Prospectus. The “LV” in the Fund’s name reflects this “lower volatility” approach. There is no guarantee that the Fund’s investment objective will be met.
Commodity Investments
The Fund intends to gain exposure to commodity sectors by investing in a portfolio of Instruments (as defined below). The Fund will generally have some level of investment in the majority of commodity sectors, which includes over 20 exposures. The Adviser targets balanced-risk weights across various commodity sectors and regularly reviews the risk in those sectors as market conditions change, rebalancing the portfolio to seek to maintain more balanced exposures among sectors. The Fund’s balanced-risk approach can be expected, under current market conditions, to result in less exposure to the energy sector than an approach that mirrors the composition of well-known commodity indices.
In allocating assets among and within commodity sectors, the Adviser follows a “risk parity” approach. The “risk parity” approach to asset allocation seeks to balance the allocation of risk across the commodity sectors (as measured by forecasted volatility, estimated potential loss, and other proprietary measures) when building the portfolio. This means that lower risk commodity sectors (such as precious metals) will generally have higher notional allocations than higher risk commodity sectors (such as energy). A “neutral” asset allocation targets an equal risk allocation among the commodity sectors. The Adviser expects to tactically vary the Fund’s allocation to the various commodity sectors depending on market conditions, which can cause the Fund to deviate from a “ neutral” position. The desired overall risk level of the Fund may be increased or decreased by the Adviser. There can be no assurance that employing a “risk parity” approach will achieve any particular level or return or will, in fact, reduce volatility or potential loss.
However, the Fund is actively managed and has the flexibility to over- or underweight commodity sectors, in the Adviser’s discretion, in order to achieve the Fund’s objective. There is no stated limit on the percentage of assets the Fund can invest in a particular Instrument or the percentage of assets the Fund will allocate to any one commodity sector, and at times the Fund may focus on a small number of Instruments or commodity sectors. The Adviser will use proprietary volatility forecasting and portfolio construction methodologies to manage the Fund. The allocation among and within the different commodity sectors is based on the Adviser’s assessment of the risk associated with the commodity sector, the investment opportunity presented by each commodity sector, as well as the Adviser’s assessment of prevailing market conditions within the particular commodity sector. Shifts in allocations among and within commodity sectors or Instruments will be determined based on the Adviser’s evaluation of technical and fundamental indicators, such as trends in historical prices, seasonality, supply/demand data, momentum and macroeconomic data of commodity consuming countries.
Generally, the Fund gains exposure to the commodity sectors by investing in commodity-linked derivative instruments, such as swap agreements, commodity futures, commodity-based exchange-traded funds, commodity-linked notes and swaps on commodity futures (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing in the Subsidiary (as described below) that invests in those Instruments. The Fund may invest in Instruments listed on U.S. or non-U.S. exchanges, some of which could be denominated in currencies other than the U.S. dollar.  Although the Fund is not required to hedge against changes in currency values, the Fund expects to hedge its investments in Instruments that are not denominated in U.S. dollars. The Fund’s investment in the Instruments provides the Fund with exposure to the investment returns of the commodity sectors without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals and agricultural products. There is no maximum or minimum exposure to any one Instrument or any one commodity sector.
Futures contracts are contractual agreements to buy or sell a particular commodity or Instrument at a pre-determined price in the future. The Fund’s use of futures contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of commodities underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to a particular commodity or commodity sector and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific commodity sector through an Instrument providing leveraged exposure to the sector and that Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more commodity sectors at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its exposures. For more information on these and other risk factors, please see the “Principal Risk Factors” and “Investment Techniques-Asset Segregation” sections of the Prospectus.

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The Fund and the Subsidiary use a drawdown control approach to mitigate loss of value and reduce volatility. This approach gradually and systematically reduces exposure across all commodity sectors as commodity markets decline and volatility increases. There can be no assurance that this approach will be successful in controlling the Fund’s risk or limiting portfolio losses.
The Fund may have exposure in long and short positions across all of the commodity sectors, however, short positions will generally be taken to hedge other investments made by the Fund. The long and short exposures are expected to vary based on market conditions, but the Fund’s short positions will not exceed 50% of net assets and its long positions will not exceed 200% of net assets. The Fund may also take “short” positions in futures or swaps. A “short” position will benefit from a decrease in price of the underlying instrument and will lose value if the price of the underlying instrument increases.
The Fund currently intends to invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity-linked derivative instruments, such as swap agreements, commodity futures and swaps on commodity futures but it may also invest in fixed income securities and money market instruments, and cash and cash equivalents, with two years or less term to maturity and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Fund’s or the Subsidiary’s investments in commodity-linked derivative instruments may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may also overweight or underweight its exposure to a commodity sector, such that the Fund has greater or lesser exposure to a commodity sector than is represented by a particular commodity index.
Fixed Income Investments
Assets not invested in Instruments or the Subsidiary will be invested in fixed income securities and money market instruments. The fixed income portion of the Fund is intended to provide liquidity and preserve capital, and to serve as margin or collateral for the Fund’s or Subsidiary’s derivative positions. The Fund may invest directly or indirectly in fixed income securities, which may include, but are not be limited to, U.S. Government securities, U.S. government agency securities, Treasury Inflation Protected Securities (TIPS), short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents, with two years or less term to maturity. These cash or cash equivalent holdings also serve as collateral for the positions the Fund takes and earn income for the Fund. The Fund may invest in these securities without limit for temporary defensive purposes.
The Adviser seeks to develop an appropriate fixed income portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.
Additional Information
The Adviser expects the Fund’s NAV over short-term periods to be volatile because of the significant use of Instruments that have a leveraging effect. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The Fund’s returns are expected to be volatile; however, the Adviser will target an annualized volatility level for the Fund in the range between 6% and 16%. The actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
The Fund bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Instrument. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions. When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%). A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund, and may have adverse tax consequences. The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.

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Details About the AQR Momentum Fund
INVESTMENT OBJECTIVE
The AQR Momentum Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will invest primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, and depositary receipts) of large and mid-sized companies traded on a principal U.S. exchange or over-the-counter market that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has a return over the prior twelve months that ranks in the top third of its relevant universe at the time of purchase. In assessing positive momentum, the Adviser may also consider additional factors, such as the security’s return over the most recent month and other time periods. The criteria the Adviser uses for determining positive momentum may change from time to time.
As of the date of this Prospectus, the Adviser generally considers large- and mid-cap U.S. companies to be those companies with market capitalization within the range of the Russell® 1000 Index at the time of purchase. As of March 31, 2013, the market capitalization of the companies comprising the Russell® 1000 Index ranged from $1.4 billion to $415 billion.
The Adviser determines the weight of each security in the portfolio using a combination of the float-adjusted market capitalization of the security and the Adviser’s determination of the attractiveness of the security based on the Adviser’s assessment of the security’s momentum. Float adjusted market capitalization is a method of calculating the market capitalization of a security under which only the shares of the security that are readily available for purchase on open markets (as opposed to the total shares of the security outstanding) are included in the calculation of the security’s market capitalization. As a result, securities with less float (i.e., less liquidity) are underweighted comparative to securities with greater float (i.e., greater liquidity). The Adviser expects to rebalance the portfolio monthly, at which time the Adviser will consider which securities are eligible for inclusion in the portfolio by virtue of their capitalization and positive momentum.
Funds using momentum strategies typically have high portfolio turnover. The Fund is expected to have annual turnover of approximately 100%, although actual portfolio turnover during a year may be higher or lower and will be affected by market conditions during the year. In light of this level of turnover, the Adviser believes that effective management of transaction costs is essential. Transaction costs include commissions, bid-ask spreads, market impact and time delays (the time between the investment decision and implementation, during which a market may move for or against the Fund). The Adviser employs an optimization process and a number of sophisticated trading techniques in an effort to keep trading costs for the Fund reasonably low.
In order to manage transaction costs, the Adviser does not intend to rebalance the Fund’s portfolio mechanically or to purchase and sell exclusively those securities defined by the eligibility criteria described above. The Adviser will seek to maintain flexibility to trade opportunistically in order to strike a balance between maintaining the desired exposure to positive momentum while attempting to keep transaction costs reasonably low.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded-funds and similar pooled investment vehicles to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to short-term investment funds.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.

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Details About the AQR Small Cap Momentum Fund
INVESTMENT OBJECTIVE
The AQR Small Cap Momentum Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will invest primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, and depositary receipts) of small cap companies traded on a principal U.S. exchange or over-the counter market that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has a return over the prior twelve months that ranks in the top third of its relevant universe at the time of purchase. In assessing positive momentum, the Adviser may also consider additional factors, such as the security’s return over the most recent month and other time periods. The criteria the Adviser uses for determining positive momentum may change from time to time.
Under normal market circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in small cap U.S. companies. As of the date of this Prospectus, the Adviser considers small cap U.S. companies to be those companies with market capitalizations within the range of the Russell® 2000 Index at the time of purchase. As of March 31, 2013, the market capitalization of the companies comprising the Russell 2000® Index ranged from $82 million to $5.8 billion.
The Adviser determines the weight of each security in the portfolio using a combination of the float-adjusted market capitalization of the security and the Adviser’s determination of the attractiveness of the security based on the Adviser’s assessment of the security’s momentum. Float adjusted market capitalization is a method of calculating the market capitalization of a security under which only the shares of the security that are readily available for purchase on open markets (as opposed to the total shares of the security outstanding) are included in the calculation of the security’s market capitalization. As a result, securities with less float (i.e., less liquidity) are underweighted comparative to securities with greater float (i.e. greater liquidity). The Adviser expects to rebalance the Fund’s portfolio monthly, at which time the Adviser will consider which securities are eligible for inclusion in the portfolio by virtue of their capitalization and positive momentum.
Funds using momentum strategies typically have high portfolio turnover. The Fund is expected to have annual turnover of approximately 100%, although actual portfolio turnover during a year may be higher or lower and will be affected by market conditions during the year. In light of this high level of turnover, the Adviser believes that effective management of transaction costs is essential. Transaction costs include commissions, bid-ask spreads, market impact and time delays (the time between the investment decision and implementation, during which a market may move for or against the Fund). The Adviser employs an optimization process and a number of sophisticated trading techniques in an effort to keep trading costs for the Fund reasonably low.
In order to manage transaction costs, the Adviser does not intend to rebalance the Fund’s portfolio mechanically or to purchase and sell exclusively those securities defined by the eligibility criteria described above. The Adviser will seek to maintain flexibility to trade opportunistically in order to strike a balance between maintaining the desired exposure to positive momentum while attempting to keep transaction costs reasonably low.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded-funds and similar pooled investment vehicles to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to short-term investment funds.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.

AQR Funds	136	Prospectus

Details About the AQR International Momentum Fund
INVESTMENT OBJECTIVE
The AQR International Momentum Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will invest primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps, and depositary receipts) of non-U.S. companies that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has a return over the prior twelve months that ranks in the top third of its relevant universe at the time of purchase. In assessing positive momentum, the Adviser may also consider additional factors, such as the security’s return over the most recent month and other time periods. The criteria the Adviser uses for determining positive momentum may change from time to time.
The Fund will generally invest in developed markets outside the U.S. As of the date of this Prospectus, the Adviser considers the following 20 countries to be developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Israel, Italy, Japan, Netherlands, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. This list is subject to change from time to time. The Adviser considers the Fund’s universe to be those large cap companies that are in the top 85% of the market capitalization of all eligible securities in each of the major developed regions: Asia, Australia, Canada, Europe ex United Kingdom, and the United Kingdom provided, however, that this threshold may vary when taking into account transaction costs and taxes. Although the Fund does not limit its investments to any one country, the Fund may invest in any one country without limit.
The Adviser determines the weight of each security in the portfolio using a combination of the float-adjusted market capitalization of the security and the Adviser’s determination of the attractiveness of the security based on the Adviser’s assessment of the security’s momentum. Float adjusted market capitalization is a method of calculating the market capitalization of a security under which only the shares of the security that are readily available for purchase on open markets (as opposed to the total shares of the security outstanding) are included in the calculation of the security’s market capitalization. As a result, securities with less float (i.e. less liquidity) are underweighted comparative to securities with greater float (i.e. greater liquidity). The Adviser expects to rebalance the portfolio monthly, at which time the Adviser will consider which securities are eligible for inclusion in the portfolio by virtue of their capitalization and positive momentum.
Funds using momentum strategies typically have high portfolio turnover. The Fund is expected to have annual turnover of approximately 100%, although actual portfolio turnover during a year may be higher or lower and will be affected by market conditions during the year. In light of this level of turnover, the Adviser believes that effective management of transaction costs is essential. Transaction costs include commissions, bid-ask spreads, market impact and time delays (the time between the investment decision and implementation, during which a market may move for or against the Fund). The Adviser employs an optimization process and a number of sophisticated trading techniques in an effort to keep trading costs for the Fund reasonably low.
In order to manage transaction costs, the Adviser does not intend to rebalance the Fund’s portfolio mechanically or to purchase and sell exclusively those securities defined by the eligibility criteria described above. The Adviser will seek to maintain flexibility to trade opportunistically so as to strike the appropriate balance between maintaining the desired exposure to positive momentum while attempting to keep transaction costs reasonably low.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures, currency forward contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded-funds and similar pooled investment vehicles to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to short-term investment funds.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.

AQR Funds	137	Prospectus

Details About the AQR Tax-Managed Momentum Fund
INVESTMENT OBJECTIVE
The AQR Tax-Managed Momentum Fund seeks long-term after-tax capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will invest primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, and depositary receipts) of large and mid-cap companies traded on a principal U.S. exchange or over-the-counter market that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has a return over the prior twelve months that ranks in the top third of its relevant universe at the time of purchase. In assessing positive momentum, the Adviser may also consider additional factors, such as the security’s return over the most recent month and other time periods. The criteria the Adviser uses for determining positive momentum may change from time to time.
As of the date of this Prospectus, the Adviser generally considers large- and mid-cap U.S. companies to be those companies with market capitalizations within the range of the Russell 1000® Index at the time of purchase. As of March 31, 2013, the market capitalization of the companies comprising the Russell 1000® Index ranged from $1.4 billion to $415 billion.
The Adviser determines the weight of each security in the portfolio using a combination of the float-adjusted market capitalization of the security and the Adviser’s determination of the attractiveness of the security based on the Adviser’s assessment of the security’s momentum. Float adjusted market capitalization is a method of calculating the market capitalization of a security under which only the shares of the security that are readily available for purchase on open markets (as opposed to the total shares of the security outstanding) are included in the calculation of the security’s market capitalization. As a result, securities with less float (i.e., less liquidity) are underweighted comparative to securities with greater float (i.e., greater liquidity). The Adviser expects to rebalance the portfolio monthly, at which time the Adviser will consider which securities are eligible for inclusion in the portfolio by virtue of their capitalization and positive momentum.
When selecting securities for the portfolio, the Adviser also employs a tax management strategy which considers the potential impact of federal income tax on shareholders’ investment return. This tax management strategy is generally designed so investors receive lower distributions of realized capital gains than funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions. The techniques and strategies that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•	when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•	deferring realizations of net capital gains;
•	limiting portfolio turnover that may result in taxable gains;
•	limiting the purchase of high dividend yielding stocks to reduce dividend income;
•	choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
Funds using momentum strategies typically have high portfolio turnover. The Fund will be managed to have a turnover that is lower than momentum funds that are not tax-managed. Nevertheless, the Fund is expected to have annual turnover of approximately 75%, although actual portfolio turnover during a year may be higher or lower and will be affected by market conditions during the year. In light of this level of turnover, the Adviser believes that effective management of transaction costs is essential. Transaction costs include commissions, bid-ask spreads, market impact and time delays (the time between the investment decision and implementation, during which a market may move for or against the Fund). The Adviser employs an optimization process and a number of sophisticated trading techniques in an effort to keep trading costs for the Fund reasonably low.
In order to manage transaction costs and minimize adverse tax consequences, the Adviser does not intend to rebalance the Fund’s portfolio mechanically or to purchase and sell exclusively those securities defined by the eligibility criteria described above. The Adviser will seek to maintain flexibility to trade opportunistically in order to strike a balance between maintaining the desired exposure to positive momentum while attempting to keep transaction costs reasonably low and to minimize federal income taxes on returns.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded-funds and similar pooled investment vehicles to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to short-term investment funds.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.

AQR Funds	138	Prospectus

Details About the AQR Tax-Managed Small Cap Momentum Fund
INVESTMENT OBJECTIVE
The AQR Tax-Managed Small Cap Momentum Fund seeks long-term after-tax capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will invest primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, and depositary receipts) of small cap companies traded on a principal U.S. exchange or over-the counter market that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has a return over the prior twelve months that ranks in the top third of its relevant universe at the time of purchase. In assessing positive momentum, the Adviser may also consider additional factors, such as the security’s return over the most recent month and other time periods. The criteria the Adviser uses for determining positive momentum may change from time to time.
Under normal market circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in small cap U.S. companies. As of the date of this Prospectus, the Adviser considers small cap U.S. companies to be those companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase. As of March 31, 2013, the market capitalization of the companies comprising the Russell 2000® Index ranged from $82 million to $5.8 billion.
The Adviser determines the weight of each security in the portfolio using a combination of the float-adjusted market capitalization of the security and the Adviser’s determination of the attractiveness of the security based on the Adviser’s assessment of the security’s momentum. Float adjusted market capitalization is a method of calculating the market capitalization of a security under which only the shares of the security that are readily available for purchase on open markets (as opposed to the total shares of the security outstanding) are included in the calculation of the security’s market capitalization. As a result, securities with less float (i.e., less liquidity) are underweighted comparative to securities with greater float (i.e., greater liquidity). The Adviser expects to rebalance the portfolio monthly, at which time the Adviser will consider which securities are eligible for inclusion in the portfolio by virtue of their capitalization and positive momentum.
When selecting securities for the portfolio, the Adviser also employs a tax management strategy which considers the potential impact of federal income tax on shareholders’ investment return. This tax management strategy is generally designed so investors receive lower distributions of realized capital gains than funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions. The techniques and strategies that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•	when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•	deferring realizations of net capital gains;
•	limiting portfolio turnover that may result in taxable gains;
•	limiting the purchase of high dividend yielding stocks to reduce dividend income;
•	choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
Funds using momentum strategies typically have high portfolio turnover. The Fund will be managed to have a turnover that is lower than momentum funds that are not tax-managed. Nevertheless, the Fund is expected to have annual turnover of approximately 75%, although actual portfolio turnover during a year may be higher or lower and will be affected by market conditions during the year. In light of this level of turnover, the Adviser believes that effective management of transaction costs is essential. Transaction costs include commissions, bid-ask spreads, market impact and time delays (the time between the investment decision and implementation, during which a market may move for or against the Fund). The Adviser employs an optimization process and a number of sophisticated trading techniques in an effort to keep trading costs for the Fund reasonably low.
In order to manage transaction costs and minimize adverse tax consequences, the Adviser does not intend to rebalance the Fund’s portfolio mechanically or to purchase and sell exclusively those securities defined by the eligibility criteria described above. The Adviser will seek to maintain flexibility to trade opportunistically in order to strike a balance between maintaining the desired exposure to positive momentum while attempting to keep transaction costs reasonably low and to minimize federal income taxes on returns.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded-funds and similar pooled investment vehicles to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to short-term investment funds.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.

AQR Funds	139	Prospectus

Details About the AQR Tax-Managed International Momentum Fund
INVESTMENT OBJECTIVE
The AQR Tax-Managed International Momentum Fund seeks long-term after-tax capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will invest primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps, and depositary receipts) of non-U.S. companies that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has a return over the prior twelve months that ranks in the top third of its relevant universe at the time of purchase. In assessing positive momentum, the Adviser may also consider additional factors, such as the security’s return over the most recent month and other time periods. The criteria the Adviser uses for determining positive momentum may change from time to time.
The Fund will generally invest in developed markets outside the U.S. As of the date of this Prospectus, the Adviser considers the following 20 countries to be developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Israel, Italy, Japan, Netherlands, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. This list is subject to change from time to time. The Adviser considers the Fund’s universe to be those large cap companies that make up the top 85% of the market capitalization of all eligible securities in each of the major developed regions—Asia, Australia, Canada, Europe ex United Kingdom, and the United Kingdom—provided, however, that this threshold may vary when taking into account transaction costs and taxes. Although the Fund does not limit its investments to any one country, the Fund may invest in any one country without limit.
The Adviser determines the weight of each security in the portfolio using a combination of the float-adjusted market capitalization of the security and the Adviser’s determination of the attractiveness of the security based on the Adviser’s assessment of the security’s momentum. Float adjusted market capitalization is a method of calculating the market capitalization of a security under which only the shares of the security that are readily available for purchase on open markets (as opposed to the total shares of the security outstanding) are included in the calculation of the security’s market capitalization. As a result, securities with less float (i.e., less liquidity) are underweighted comparative to securities with greater float (i.e., greater liquidity). The Adviser expects to rebalance the portfolio monthly, at which time the Adviser will consider which securities are eligible for inclusion in the portfolio by virtue of their capitalization and positive momentum.
When selecting securities for the portfolio, the Adviser also employs a tax management strategy which considers the potential impact of federal income tax on shareholders’ investment return. This tax management strategy is generally designed so investors receive lower distributions of realized capital gains than funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions. The techniques and strategies that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•	when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•	deferring realizations of net capital gains;
•	limiting portfolio turnover that may result in taxable gains;
•	limiting the purchase of high dividend yielding stocks to reduce dividend income;
•	choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
Funds using momentum strategies typically have high portfolio turnover. The Fund will be managed to have a turnover that is lower than momentum funds that are not tax-managed. Nevertheless, the Fund is expected to have annual turnover of approximately 75%, although actual portfolio turnover during a year may be higher or lower and will be affected by market conditions during the year. In light of this level of turnover, the Adviser believes that effective management of transaction costs is essential. Transaction costs include commissions, bid-ask spreads, market impact and time delays (the time between the investment decision and implementation, during which a market may move for or against the Fund). The Adviser employs an optimization process and a number of sophisticated trading techniques in an effort to keep trading costs for the Fund reasonably low.
In order to manage transaction costs and minimize adverse tax consequences, the Adviser does not intend to rebalance the Fund’s portfolio mechanically or to purchase and sell exclusively those securities defined by the eligibility criteria described above. The Adviser will seek to maintain flexibility to trade opportunistically in order to strike a balance between maintaining the desired exposure to positive momentum while attempting to keep transaction costs reasonably low and to minimize federal income taxes on returns.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts, forward foreign currency contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded-funds and similar pooled investment vehicles to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to short-term investment funds.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.

AQR Funds	140	Prospectus

The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.

AQR Funds	141	Prospectus

Details About the AQR Core Equity Fund
INVESTMENT OBJECTIVE
The AQR Core Equity Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps and depositary receipts).
In managing the Fund, the Adviser seeks to invest in attractively valued companies with positive momentum and a stable business. Companies are considered to be good value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in its relevant universe at the time of purchase. In assessing positive momentum, the Adviser favors securities with strong medium-term performance relative to other securities in its relevant universe at the time of purchase. Further, the Adviser favors stable companies in good business health, including those with strong profitability and stable earnings. The Adviser may add to or modify the economic factors employed in selecting securities. There is no guarantee that the Fund’s objective will be met.
The Fund generally invests in large- and mid-cap U.S. companies and the Adviser generally considers large- and mid-cap U.S. companies to be those companies with market capitalizations within the range of the Russell 1000® Index at the time of purchase. As of March 31, 2013, the market capitalization of the companies comprising the Russell 1000® Index ranged from $1.4 billion to $415 billion.
The Adviser determines the weight of each security in the portfolio using a combination of the float-adjusted market capitalization of the security and the Adviser’s assessment of attractiveness of the security based on each factor described above. Float adjusted market capitalization is a method of calculating the market capitalization of a security under which only the shares of the security that are readily available for purchase on open markets (as opposed to the total shares of the security outstanding) are included in the calculation of the security’s market capitalization. As a result, securities with less float (i.e., less liquidity) are underweighted comparative to securities with greater float (i.e., greater liquidity). The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each equity instrument.
The Fund invests primarily in common stocks. The Fund may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded-funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to short-term investment funds.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain eligible borrowers.
The Fund is expected to have annual turnover of approximately 75% to 95%, although actual portfolio turnover during a year may be higher or lower and will be affected by market conditions during the year. This estimated annual portfolio turnover rate is based on the expected regular turnover resulting from the Fund’s implementation of its investment strategy, and does not take into account turnover that may occur as a result of flows into and out of the Fund’s portfolio. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund and may negatively affect the Fund’ s performance, and may have adverse tax consequences.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.

AQR Funds	142	Prospectus

Details About the AQR Small Cap Core Equity Fund
INVESTMENT OBJECTIVE
The AQR Small Cap Core Equity Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps and depositary receipts) of small cap companies.
In managing the Fund, the Adviser seeks to invest in attractively valued companies with positive momentum and a stable business. Companies are considered to be good value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in its relevant universe at the time of purchase. In assessing positive momentum, the Adviser favors securities with strong medium-term performance relative to other securities in its relevant universe at the time of purchase. Further, the Adviser favors stable companies in good business health, including those with strong profitability and stable earnings. The Adviser may add to or modify the economic factors employed in selecting securities. There is no guarantee that the Fund’s objective will be met.
The Fund generally invests in small cap U.S. companies and the Adviser generally considers small cap U.S. companies to be those companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase. As of March 31, 2013, the market capitalization of the companies comprising the Russell 2000® Index ranged from $82 million to $5.8 billion.
The Adviser determines the weight of each security in the portfolio using a combination of the float-adjusted market capitalization of the security and the Adviser’s assessment of attractiveness of the security based on each factor described above. Float adjusted market capitalization is a method of calculating the market capitalization of a security under which only the shares of the security that are readily available for purchase on open markets (as opposed to the total shares of the security outstanding) are included in the calculation of the security’s market capitalization. As a result, securities with less float (i.e., less liquidity) are underweighted comparative to securities with greater float (i.e., greater liquidity). The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each equity instrument.
The Fund invests primarily in common stocks. The Fund may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded-funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to short-term investment funds.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain eligible borrowers.
The Fund is expected to have annual turnover of approximately 85% to 100%, although actual portfolio turnover during a year may be higher or lower and will be affected by market conditions during the year. This estimated annual portfolio turnover rate is based on the expected regular turnover resulting from the Fund’s implementation of its investment strategy, and does not take into account turnover that may occur as a result of flows into and out of the Fund’s portfolio. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund and may negatively affect the Fund’ s performance, and may have adverse tax consequences.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.

AQR Funds	143	Prospectus

Details About the AQR International Core Equity Fund
INVESTMENT OBJECTIVE
The AQR International Core Equity Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps and depositary receipts) of non-U.S. companies.
In managing the Fund, the Adviser seeks to invest in attractively valued companies with positive momentum and a stable business. Companies are considered to be good value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in its relevant universe at the time of purchase. In assessing positive momentum, the Adviser favors securities with strong medium-term performance relative to other securities in its relevant universe at the time of purchase. Further, the Adviser favors stable companies in good business health, including those with strong profitability and stable earnings. The Adviser may add to or modify the economic factors employed in selecting securities. There is no guarantee that the Fund’s objective will be met.
The Fund will generally invest in developed markets outside of the U.S. As of the date of this Prospectus, the Adviser considers the following 20 countries to be developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Israel, Italy, Japan, Netherlands, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. This list is subject to change from time to time in the discretion of the Adviser.
The Fund generally invests in large cap companies and the Adviser generally considers large cap companies to be those companies that are in the top 85% of the float-adjusted market capitalization of all eligible securities in each of the major developed regions: Asia, Australia, Canada, Europe ex United Kingdom, and the United Kingdom provided, however, that this threshold may vary based on market opportunities in particular markets. Float adjusted market capitalization is a method of calculating the market capitalization of a security under which only the shares of the security that are readily available for purchase on open markets (as opposed to the total shares of the security outstanding) are included in the calculation of the security’s market capitalization. As a result, securities with less float (i.e., less liquidity) are underweighted comparative to securities with greater float (i.e., greater liquidity). Although the Fund does not limit its investments to any one country, the Fund may invest in any one country without limit.
The Adviser determines the weight of each security in the portfolio using a combination of the float-adjusted market capitalization of the security and the Adviser’s assessment of attractiveness of the security based on each factor described above. The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each equity instrument.
The Fund invests primarily in common stocks. The Fund may also invest in or use financial futures contracts, forward foreign currency contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded-funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to short-term investment funds.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain eligible borrowers.
The Fund is expected to have annual turnover of approximately 75% to 95%, although actual portfolio turnover during a year may be higher or lower and will be affected by market conditions during the year. This estimated annual portfolio turnover rate is based on the expected regular turnover resulting from the Fund’s implementation of its investment strategy, and does not take into account turnover that may occur as a result of flows into and out of the Fund’s portfolio. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund and may negatively affect the Fund’ s performance, and may have adverse tax consequences.
OTHER STRATEGIES
•	Mid Cap Securities – The Fund may invest in mid cap securities of non-U.S. companies.

The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.

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How the Funds Pursue Their Investment Objectives
INVESTMENT TECHNIQUES
In addition to the principal investment strategies described above, the Funds may employ the following techniques in pursing their investment objectives.
Securities Lending. To attempt to increase its income or total return, each of the AQR Global Equity Fund, AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Multi-Strategy Alternative Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Core Equity Fund, AQR Small Cap Core Equity Fund and the AQR International Core Equity Fund may lend its portfolio securities to certain types of eligible borrowers. Each of the Funds may lend its portfolio securities to certain types of eligible borrowers in amounts up to 33 1/3% of its net assets, which may include collateral. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities. Collateral will be received and maintained by the Fund’s custodian concurrent with delivery of the loaned securities and kept in a segregated account or designated on the records of the custodian for the benefit of the Fund. Each of the AQR Global Equity Fund, AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Multi-Strategy Alternative Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Core Equity Fund, AQR Small Cap Core Equity Fund and the AQR International Core Equity Fund has a right to call a loan at any time and require the borrower to redeliver the borrowed securities to the Fund within the settlement time specified in the loan agreement or be subject to a “buy in”. Each of the Funds will generally not have the right to vote securities while they are being loaned, but it is expected that the Adviser or Sub-Adviser, as applicable, will call a loan in anticipation of any important vote. Securities lending will be conducted by a securities lending agent approved by the Trust’s Board of Trustees. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Funds will only enter into loan arrangements with borrowers on the approved list. Dividend equivalent payments received on portfolio securities that have been lent will not be eligible for designation as qualified dividend income or for the dividends renewed deduction.
Temporary Defensive Positions (all Funds): For temporary defensive purposes, each Fund may restrict the markets in which it invests and may hold uninvested cash or invest without limitation in cash equivalents such as money market instruments, U.S. treasury bills, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds, even if the investments are inconsistent with the Fund’s principal investment strategies. To the extent a Fund invests in these temporary investments in this manner, the Fund may not achieve its investment objective.
Segregation of Assets (all Funds): As an open-end investment company registered with the SEC, each Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of futures contracts that are not contractually required to cash settle, for example, each Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, each Fund is permitted to set aside liquid assets in an amount equal to each Fund’s daily marked-to-market net obligations (i.e., each Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.
Each Fund generally will use its money market instruments to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. The Adviser will monitor each Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of each Fund’s portfolio investments.

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Risk Factors
All investments, including those in mutual funds, have risks, and no one investment is suitable for all investors. Each Fund is intended for long-term investors. Your investment may be subject to the risks described below if you invest in a Fund, based on the risks identified for a particular Fund in that Fund’s description above.
Arbitrage Risk or Fundamental Risk (AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund): A Fund employing arbitrage and alternative strategies has the risk that anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades. For example, with respect to convertible arbitrage and credit strategies described under “Details About the AQR Diversified Arbitrage Fund” and “Details About the AQR Multi-Strategy Alternative Fund” as well as investment in PIPEs, an issuer may default or may be unable to make interest and dividend payments when due. With respect to the merger arbitrage strategy, the merger deal may terminate prior to closing, thereby imposing losses to the Fund. Arbitrage or fundamental risk exists for other strategies employed by the Fund such as dual-class and stub-trading arbitrage, and investments in IPOs, SEOs and warrants.
Below Investment Grade Securities Risk (AQR Diversified Arbitrage Fund): Although securities rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, securities rated below investment grade are high risk, speculative investments that may cause income and principal losses for the Fund. The major risks of securities rated below investment grade include:
•	Securities rated below investment grade may be issued by less creditworthy issuers. Issuers may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of securities rated below investment grade, leaving few or no assets available to repay the bond holders.
•	Prices of securities rated below investment grade are subject to wide price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of securities rated below investment grade than on other higher rated fixed-income securities.
•	Issuers of securities rated below investment grade may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
•	Securities rated below investment grade frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems the bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.
•	Securities rated below investment grade may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in this bond market, and there may be significant differences in the prices quoted for securities rated below investment grade by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.
•	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
CFTC Regulation Risk (AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund and AQR Risk-Balanced Commodities Strategy LV Fund): The Adviser is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator (“CPO”) of registered investment companies, including the Fund. Until the CFTC’s proposed harmonization rules with respect to registered investment companies are finalized and take effect, the Adviser is not subject to the CFTC’s recordkeeping, reporting and disclosure requirements with respect to the Fund. It is unclear in what form the final harmonization rules will be adopted and the impact they will have on the Fund. While compliance with such rules may increase the Fund’s expenses, the Adviser does not expect that such compliance will materially adversely affect the ability of the Fund to achieve its objective.
Commodities Risk (AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund): Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
Commodity-Linked Notes Risk (AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund): Commodity-linked notes and other related instruments purchased by a Fund are generally privately negotiated debt obligations where the principal paid to the Fund by the counterparty at maturity or redemption is determined by reference to the performance of a specific reference commodity or group of commodities or commodity index. The principal amount payable upon maturity or redemption may fluctuate, depending upon changes in the value of the reference commodity or index. The terms of a commodity-linked note may provide that, in certain circumstances where the value of the reference commodity or index substantially declines, no principal is due to the buyer of the commodity-linked note at maturity and, therefore, may result in a total loss of invested capital by the Fund. The principal payments that may be made on a commodity-linked note may vary widely, depending on a variety of factors, including the volatility of the reference commodity or index. Commodity-linked notes may be positively or negatively indexed, so the appreciation of the reference commodity may produce an increase or a decrease

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in the value of the principal at maturity. The rate of return on commodity-linked notes may be determined by applying a multiplier to the performance or differential performance of reference commodities or indices. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The purchase of commodity-linked notes exposes the Fund to the credit risk of the issuer of the commodity-linked product. Commodity-linked notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
Common Stock Risk (AQR Global Equity Fund, AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Multi-Strategy Alternative Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Core Equity Fund, AQR Small Cap Core Equity Fund and AQR International Core Equity Fund): Each Fund invests in common stocks, which are a type of equity security that represents an ownership interest in a corporation. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company’s assets, including debt holders and preferred stockholders. Therefore, a Fund could lose money if a company in which it invests becomes financially distressed.
Convertible Securities Risk  (AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund): The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
Counterparty Risk (all Funds): A Fund may enter into various types of derivative contracts  as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by a Fund.
Credit Default Swap Agreements Risk (AQR Diversified Arbitrage Fund, AQR Risk Parity Fund and AQR Multi-Strategy Alternative Fund): Each Fund may enter into credit default swap agreements, credit default index swap agreements and similar agreements as a protection “seller” or as a “buyer” of credit protection. The credit default swap agreement or similar instruments may have as reference obligations one or more securities that are not then held by the Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. With respect to credit default swap agreements that are contractually required to cash settle, the Fund sets aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts. For credit default swap agreements that are contractually required to physically settle, the Fund sets aside the full notional value of such contracts. If a credit event occurs, an auction process is used to determine the “recovery value” of the contract. The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund’s net cash flows over the life of the contract will be the initial up-front amount paid or received minus the sum of the periodic payments made over the life of the contract. However, if a credit event occurs, the Fund may elect to receive a cash amount equal to the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. As a seller of protection, the Fund generally receives a fixed rate of income throughout the term of the swap provided that there is no credit event. In addition, at the inception of the agreement, the Fund may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, the Fund will be generally obligated to pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. Credit default swaps could result in losses if the Adviser does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based. Additionally, if the Fund is a seller of a credit default swap and a credit event occurs, the Fund could suffer significant losses.
Credit Risk (AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund): Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.
Currency Risk (AQR Global Equity Fund, AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR International Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund and AQR International Core Equity Fund): The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities

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denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.
Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such foreign countries and in the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such foreign countries, the United States and other countries important to international trade and finance. Governments may use a variety of techniques, such as intervention by their central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of these foreign currencies could be affected by the actions of sovereign governments and central banks, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.
Derivatives Risk (all Funds): The Adviser or Sub-Adviser , as applicable, may make use of futures, forwards, swaps and other forms of derivative contracts. In general, a derivative contract (including options, as described below) typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. The use of derivative instruments also exposes a Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options on futures contracts, options (both written and purchased), swaps, and forward currency exchange contracts. Risks of these instruments include:
•	that interest rates, securities prices and currency markets will not move in the direction that the portfolio managers anticipate;
•	that prices of the instruments and the prices of underlying securities, interest rates or currencies they are designed to reflect do not move together as expected;
•	that the skills needed to use these strategies are different than those needed to select portfolio securities;
•	the possible absence of a liquid secondary market for any particular instrument and, for exchange-traded instruments, possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;
•	that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited);
•	particularly in the case of privately-negotiated instruments, that the counterparty will not perform its obligations, which could leave a Fund worse off than if it had not entered into the position;
•	the inability to close out certain hedged positions to avoid adverse tax consequences, and the fact that some of these instruments, such as credit default swaps, may have uncertain tax implications for the Funds;
•	the fact that “speculative position limits” imposed by the CFTC and certain futures exchanges on net long and short positions may require the Funds to limit or unravel positions in certain types of instruments; the CFTC has recently adopted new rules that will apply a new aggregation standard for position limits purposes, which may further limit the Fund’s ability to trade futures contracts and swaps; and
•	the high levels of volatility some of these instruments may exhibit, in some cases due to the high levels of leverage an investor may achieve with them.
Distressed Investments Risk  (AQR Diversified Arbitrage Fund): The Fund may invest in distressed investments, which are issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund’s investments in distressed securities typically may involve the purchase of high-yield bonds, bank debt, or corporate loans or other indebtedness of such companies. These investments may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer. The Adviser’s or Sub-Adviser’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong. No active trading market may exist for certain distressed investments, including corporate loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded distressed investments.
Emerging Market Risk (AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Emerging Defensive Equity Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund): Each Fund may have exposure to emerging markets. Investing in emerging markets will, among other things, expose the Fund to all the risks described below in the Foreign Securities Risk section, and you should review that section carefully. However, there are greater risks involved in investing in emerging market countries and/or their securities markets than there are in more developed countries and/or markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Fund may be required to establish special custody or other arrangements before investing. In addition, because the securities settlement procedures

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are less developed in these countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment in foreign securities.
Foreign Investments Risk  (AQR Global Equity Fund, AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR International Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund and AQR International Core Equity Fund): A Fund’s investments in foreign instruments, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:
•	Counterparty Risk: A Fund may enter into foreign investment instruments with a counterparty, which will subject the Fund to counterparty risk (see “Counterparty Risk” above).
•	Currency Risk: The risk that changes in currency exchange rates will negatively affect instruments denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Funds’ investments in instruments denominated in a foreign currency or may widen existing losses. To the extent that a Fund is invested in foreign instruments while also maintaining currency positions, it may be exposed to greater combined risk. A Fund’s net currency positions may expose it to risks independent of its securities positions.
•	Geographic Risk: If a Fund concentrates its investments in issuers located or doing business in any country or region, factors adversely affecting that country or region will affect the Fund’s net asset value more than would be the case if the Fund had made more geographically diverse investments. The economies and financial markets of certain regions, such as Latin America or Asia, can be highly interdependent and decline all at the same time.
•	Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Fund’s foreign investments, potentially including expropriation and nationalization, confiscatory taxation, and the potential difficulty of repatriating funds to the United States.
•	Regulatory Risk: Issuers of foreign instruments and foreign instruments markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
•	Transaction Costs Risk: The costs of buying and selling foreign instruments, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.
•	Use of Foreign Currency Forward Agreements: Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause a Fund to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
Forward and Futures Contract Risk (AQR Global Equity Fund, AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund and AQR International Core Equity Fund): The successful use of forward and futures contracts draws upon the Adviser’s or Sub-Adviser’s (as applicable) skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s or Sub-Adviser’s (as applicable) inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk  (AQR Global Equity Fund, AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund and AQR International Core Equity Fund): The Adviser and Sub-Adviser, from time to time, employ various hedging techniques. The success of a Fund’s hedging strategy will be subject to the Adviser’s or Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a Fund’s hedging strategy will also be subject to the Adviser’s and Sub-Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.

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Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase.For a variety of reasons, the Adviser or Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a Fund from achieving the intended hedge or expose a Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Adviser or Sub-Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser or Sub-Adviser may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.
High Portfolio Turnover Risk  (AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund, AQR Tax-Managed International Momentum Fund and AQR Small Cap Core Equity Fund): To the extent that a Fund makes investments on a shorter-term basis (including in derivative instruments and instruments with a maturity of one year or less at the time of acquisition), the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders in the Fund.
Illiquidity Risk (AQR Diversified Arbitrage Fund): If the Fund invests in illiquid investments, it may experience difficulty in selling the investments in a timely manner at the price that it believes the investments are worth. If it needs to sell investments quickly, for example to satisfy Fund shareholder redemption requests, it may be unable to do so at fundamental values or at a price the Adviser or Sub-Adviser deems appropriate. In addition, market conditions may cause the Fund to experience temporary mark-to-market losses, especially in less liquid positions, even in the absence of any selling of investments by the Fund.
Interest Rate Risk (AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund): Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser or Sub-Adviser.
Investment in Other Investment Companies Risk (All Funds): As with other investments, investments in other investment companies, including exchange traded funds ("ETFs"), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
IPO and SEO Risk (AQR Diversified Arbitrage Fund): “IPOs” or “New Issues” are initial public offerings of U.S. equity securities. “SEOs” are seasoned (i.e., secondary) equity offerings of U.S. equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs or SEOs and therefore investors should not rely on any past gains from them as an indication of future performance. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs or SEOs may be highly volatile or may decline shortly after the initial public offering or seasoned equity offering. When an initial public offering or seasoned equity offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.
Leverage Risk (AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund): If a Fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, the futures contracts, forward contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of a Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires a Fund to pay interest.
Litigation and Enforcement Risk  (AQR Diversified Arbitrage Fund): Investing in companies involved in significant restructuring tends to involve increased litigation risk. This risk may be greater in the event the Fund takes a large position or is otherwise prominently involved on a bankruptcy or creditors’ committee. The expense of asserting claims (or defending against counterclaims) and recovering any amounts pursuant to settlements or judgments may be borne by the Fund. Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.
Manager Risk (all Funds): If a Fund’s portfolio managers make poor investment decisions, including, with respect to the AQR Core Equity Fund, AQR Small Cap Core Equity Fund and the AQR International Core Equity Fund, a failure to identify quality companies, it will negatively affect the Fund’s investment performance.

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Market Risk (all Funds): Each Fund is subject to market risk, which is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Market risk applies to every Fund investment. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid Cap Securities Risk (AQR Global Equity Fund, AQR International Equity Fund, AQR Risk Parity Fund, AQR Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund and AQR Core Equity Fund): The prices of securities of mid cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk  (all Funds): Given the complexity of the investments and strategies of each Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging a Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful.
Some of the models used by the Adviser for one or more Funds are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for a Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Momentum Style Risk (AQR Global Equity Fund, AQR International Equity Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund, AQR Core Equity Fund, AQR Small Cap Core Equity Fund and AQR International Core Equity Fund): Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy may suffer.
Mortgage-Backed Securities Risk  (AQR Risk Parity Fund and AQR Multi-Strategy Alternative Fund): Mortgage-related and other mortgage-backed securities are subject to certain risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Exposure to mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities.
New Fund Risk (AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund, AQR Core Equity Fund, AQR Small Cap Core Equity Fund and AQR International Core Equity Fund): The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.
Non-Diversified Status Risk  (AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund): Each Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
PIPEs Risk (AQR Diversified Arbitrage Fund): The Fund may make private investments in public companies whose stocks are quoted on stock exchanges or which trade in the over-the-counter securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund’s ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act of 1933, as amended, or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund’s investments. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.

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Repurchase Agreements Risk  (AQR Risk Parity Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund): The Fund may invest in repurchase agreements. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.
Restricted Securities Risk  (AQR Diversified Arbitrage Fund): Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may include private placement securities that have not been registered under the applicable securities laws. Certain restricted securities can be resold to institutional investors and traded in the institutional market under Rule 144A under the Securities Act of 1933 and are called Rule 144A securities. Rule 144A securities can be resold to qualified institutional buyers but not to the general public.
Reverse Repurchase Agreements Risk (AQR Risk Parity Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund): Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, and (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them. In addition, the use of reverse repurchase agreements may be regarded as leveraging.
Short Sale Risk (AQR Global Equity Fund, AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund): A Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after a Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, a Fund may not always be able to borrow the security at a particular time or at an acceptable price. Before a Fund replaces a borrowed security, it is required to designate on its books cash or liquid assets as collateral to cover the Fund’s short position, marking the collateral to market daily. This obligation limits a Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.
Small Cap Securities Risk  (AQR Global Equity Fund, AQR International Equity Fund, AQR Small Cap Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund, AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund and AQR Small Cap Core Equity Fund): A Fund may invest its assets in the stocks of companies with smaller market capitalizations. While the Adviser believes these investments may provide significant potential for appreciation, they involve higher risks in some respects than do investments in stocks of larger companies. For example, prices of such stocks are often more volatile than prices of large-capitalization stocks. In addition, due to thin trading in some such stocks, an investment in these stocks may be more illiquid (i.e., harder to sell) than that of larger capitalization stocks. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Sovereign Debt Risk (AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund): These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
SPACs Risk (AQR Diversified Arbitrage Fund): The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.
Subsidiary Risk (AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund): By investing in a Subsidiary, each Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by each Fund and are subject to the same risks that apply to similar investments if held directly by each Fund (see “ Commodities Risk”

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above). These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of each Subsidiary will be achieved. Each Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, each Fund wholly owns and controls the applicable Subsidiary, and each Fund and its Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of each Fund, including its investment in the Subsidiary, and each Fund’s role as sole shareholder of the Subsidiary. To the extent applicable to the investment activities of the Subsidiary, each Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as its parent Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code.
The AQR Managed Futures Strategy Fund and the AQR Risk Parity Fund have received, and the AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund have requested, a private letter ruling from the Internal Revenue Service confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to each Fund will constitute “qualifying income” for purposes of each Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. The Internal Revenue Service has indicated that the granting of private letter rulings, like the one requested by the AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund, (together, the “Requesting Funds”), is currently suspended, pending further internal discussion. As a result, there can be no assurance that the Internal Revenue Service will grant the private letter ruling requested by the Requesting Funds. If the Internal Revenue Service does not grant the private letter ruling request, there is a risk that the Internal Revenue Service could assert that the annual net profit realized by each Subsidiary to the Requesting Funds and imputed for income tax purposes to each Requesting Fund, as applicable, will not be considered “qualifying income” for purposes of the Requesting Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of each Fund and/or its Subsidiary to operate as described in this prospectus and the SAI and could adversely affect each Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, each Fund’s shareholders would likely suffer decreased investment returns.
Swap Agreements Risk (AQR Global Equity Fund, AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund): Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.
Tax Risk (AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund): As noted above under the heading “Principal Investment Strategies,” for each Fund, the Fund has exposure to commodity-related instruments. In order for each Fund to qualify as a regulated investment company under Subchapter M of the Code, each Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31, which provide that income from direct investments in certain commodity-linked derivative instruments in which each Fund invests will not be considered qualifying income after September 30, 2006. Each Fund will therefore restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.
Each Fund’s investment in its Subsidiary is expected to provide each Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The AQR Managed Futures Strategy Fund and the AQR Risk Parity Fund have received and each Requesting Fund has requested, a private letter ruling from the Internal Revenue Service confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Fund should constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. The Internal Revenue Service has indicated that the granting of private letter rulings, like the one requested by the Requesting Funds, is currently suspended, pending further internal discussion. As a result, there can be no expectation that the Internal Revenue Service will grant the private letter ruling requested by the Requesting Funds. If the Internal Revenue Service does not grant the private letter ruling request, there is a risk that the Internal Revenue Service could assert that the annual net profit realized by each Subsidiary to the Requesting Funds and imputed for income tax purposes to each Requesting Fund, as applicable, will not be considered “qualifying income” for purposes of the Requesting Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of each Fund and/or its Subsidiary to operate as described in this prospectus and the SAI and could adversely affect each Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, each Fund’s shareholders would likely suffer decreased investment returns.
Tax-Managed Investment Risk (AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund and AQR Tax-Managed International Momentum Fund): Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable rates. The tax-managed strategy may affect investment decisions made for the Fund. For example, the Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions

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to shareholders. The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. The Fund’s tax-sensitive investment strategy involves active management and the Fund can realize capital gains.
Taxes on investment are minimized by investing primarily in lower-yielding securities and/or stocks that pay dividends that qualify for favorable federal tax treatment. As a result of tax laws enacted in May 2003, qualified dividend income received by individual shareholders is taxed at rates equivalent to the federal long-term capital gains rate (currently at a maximum of 15%), rather than the tax rate applicable to ordinary income (currently at a maximum of 35%), provided certain holding periods and other conditions are satisfied. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund may invest a portion of its assets in stocks and other securities that generate income taxable at ordinary income rates. For any year, so long as the Fund’s fully taxable ordinary income and net realized short-term gains are offset by expenses of the Fund, all of the Fund’s income distributions would be characterized as tax-favored dividends. The provisions of the Code, applicable to tax-favored dividends are effective for taxable years beginning on or before December 31, 2012. In addition, the maximum federal long-term capital gains rate of 15% is scheduled to increase to 20% and the maximum ordinary income rate of 35% is scheduled to increase to 39.6% for taxable years beginning on or after January 1, 2013. Thereafter, dividends will be taxable as ordinary income unless further legislative action is taken. Taxes on realized capital gains are minimized by minimizing the sale of securities’ holdings with large accumulated gains and avoiding net realized short-term capital gains. Other techniques may include selecting the most tax-favored share lots when selling appreciated stocks and when appropriate, selling stocks trading below costs to realize losses. Selective use of tax-advantaged hedging techniques as an alternative to taxable sales may also be used.
TIPS and Inflation-Linked Bonds Risk (AQR Risk Parity Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund): The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
U.S. Government Securities Risk  (AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund): Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk (AQR Global Equity Fund, AQR International Equity Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund, AQR Core Equity Fund, AQR Small Cap Core Equity Fund and AQR International Core Equity Fund): Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.
Volatility Risk (AQR Global Equity Fund, AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund): A Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
The Funds may also be subject to certain other risks associated with its investments and investment strategies, including:
CFTC Regulation Risk  (AQR Global Equity Fund, AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR U.S. Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR International Defensive Equity Fund, AQR Core Equity Fund, AQR Small Cap Core Equity Fund and AQR International Core Equity Fund): The Adviser is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator (“CPO”) of registered investment companies, including the Fund. Until the CFTC’s proposed harmonization rules with respect to registered investment companies are finalized and take effect, the Adviser is not subject to the CFTC’s recordkeeping, reporting and disclosure requirements with respect to the Fund. It is unclear in what form the final harmonization rules will be adopted and the impact they will have on the Fund. While compliance with such rules may increase the Fund’s expenses, the Adviser does not expect that such compliance will materially adversely affect the ability of the Fund to achieve its objective. Although the Adviser does not rely on CFTC Rule 4.5 to exclude the Adviser from registration as the CPO of the Fund, if the final harmonization rules are more onerous than currently expected, the Adviser will evaluate whether it may be able to rely on the exclusion with respect to the Fund without impacting the Fund’s investment strategy.
Mid Cap Securities Risk (AQR International Core Equity Fund): The prices of securities of mid cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.

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Securities Lending Risk:   (AQR Global Equity Fund, AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Multi-Strategy Alternative Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Core Equity Fund, AQR Small Cap Core Equity Fund and the AQR International Core Equity Fund) A Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, each of the Funds is responsible for any loss that might result from its investment of the borrower’s collateral.

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Portfolio Holdings Disclosure
A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.
The Adviser may make available certain information about each Fund’s portfolio prior to the public dissemination of portfolio holdings, including, but not limited to, the Fund’ s portfolio characteristics data; the Fund’s country, currency and sector exposures; and a Fund’s performance attribution, including contributors/ detractors to Fund performance, by posting such information to the Fund’s website (www.aqrfunds.com) or upon reasonable request made to the Fund or the Adviser.
Change in Objective
Each Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. Shareholders will normally receive at least 30 days’ written notice of any change in a Fund’s investment objective.

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Management of the Funds
AQR Funds is organized as a Delaware statutory trust (“Trust”). The Trust is governed by a Board of Trustees that is responsible for overseeing all business activities of the Trust.
The Funds’ Adviser is AQR Capital Management, LLC, a Delaware limited liability company formed in 1998. Subject to the overall authority of the Board of Trustees, the Adviser furnishes continuous investment supervision and management to the Funds’ portfolios and also furnishes office space, equipment, and management personnel. The Adviser’s address is Two Greenwich Plaza, Greenwich, CT 06830.
The Adviser is an investment management firm that employs a disciplined multi-asset, global research process. (AQR stands for Applied Quantitative Research). Until the launch of the AQR Funds in January 2009, the Adviser’s investment products have been primarily provided through a limited set of collective investment vehicles and separate accounts that utilize all or a subset of the Adviser’s investment strategies. The Adviser also serves as a sub-adviser to several registered investment companies. These investment products range from aggressive, high volatility and market-neutral alternative strategies, to low volatility, more traditional benchmark-driven products. The Adviser and its affiliates had approximately $70.8 billion in assets under management as of December 31, 2012.
Investment decisions are made by the Adviser using a series of global asset allocation, arbitrage, and security selection models, and implemented using proprietary trading and risk-management systems. The Adviser believes that a systematic and disciplined process is essential to achieving long-term success in investment and risk management. The principals of the Adviser have been pursuing the research supporting this approach since the late 1980s, and have been implementing this approach in one form or another since 1993. The research conducted by principals and employees of the Adviser has been published in a variety of professional journals since 1991. Please see the Adviser’s website (www.aqr.com) for additional information regarding the published papers written by the Adviser’s principals and other personnel.
The Adviser’s founding principals, Clifford S. Asness, Ph.D., M.B.A., David G. Kabiller, CFA, Robert J. Krail, and John M. Liew, Ph.D., M.B.A., and several colleagues founded the Adviser in January 1998. Each of the Adviser’s founding principals was formerly at Goldman Sachs, & Co., where Messrs. Asness, Krail, and Liew comprised the senior management of the Quantitative Research Group at Goldman Sachs Asset Management (GSAM). At GSAM, the team managed both traditional (managed relative to a benchmark) and non-traditional (managed seeking absolute returns) mandates. The founding principals formed the Adviser to build upon the success achieved at GSAM while enabling key professionals to devote a greater portion of their time to research and investment product development. The Adviser manages assets for institutional investors both in the United States and globally. The Adviser is based in Greenwich, Connecticut and employs approximately 315 people as of the date of this prospectus.
CNH Partners, LLC, a Delaware limited liability company formed in 2001, and a merger arbitrage, convertible arbitrage and diversified arbitrage research affiliate of the Adviser, is the Sub-Adviser of the AQR Diversified Arbitrage Fund and to certain strategies of the AQR Multi-Strategy Alternative Fund. The Sub-Adviser is a joint venture created in 2001 by the Adviser and RAIM Corp. (“RAIM”). RAIM was formed by Mark L. Mitchell, Ph.D. and Todd C. Pulvino, Ph.D., A.M., M.S. The Adviser compensates the Sub-Adviser out of the management fee the Adviser receives for managing the AQR Diversified Arbitrage Fund and the AQR Multi-Strategy Alternative Fund. The Sub-Adviser’s address is Two Greenwich Plaza, 1st Floor, Greenwich, CT 06830. The Sub-Adviser employs approximately 11 people in Greenwich, Connecticut, and utilizes the infrastructure of the Adviser for non-portfolio management functions.
Each Fund pays an investment advisory fee to the Adviser for serving as investment adviser, as reflected below and expressed as a percentage of average daily net assets.
Fund
AQR Global Equity Fund	0.40%
AQR International Equity Fund	0.45%
AQR Diversified Arbitrage Fund	1.00%
AQR Managed Futures Strategy Fund	1.05%
AQR Risk Parity Fund	0.75% of the first $1 billion
0.70% on net assets in excess of $1 billion
AQR Multi-Strategy Alternative Fund	1.85% of the first $1 billion
1.80% on net assets in excess of $1 billion
AQR Momentum Fund	0.25%
AQR Small Cap Momentum Fund	0.35%
AQR International Momentum Fund	0.35%
AQR Tax-Managed Momentum Fund	0.30%
AQR Tax-Managed Small Cap Momentum Fund	0.40%
AQR Tax-Managed International Momentum Fund	0.40%
AQR U.S. Defensive Equity Fund	0.30% of the first $1 billion
0.275% on net assets in excess of $1 billion up to $3 billion
0.25% on net assets in excess of $3 billion
AQR International Defensive Equity Fund	0.40% of the first $1 billion
0.375% on net assets in excess of $1 billion up to $3 billion
0.35% on net assets in excess of $3 billion

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Fund
AQR Emerging Defensive Equity Fund	0.60% of the first $1 billion
0.575% on net assets in excess of $1 billion up to $3 billion
0.55% on net assets in excess of $3 billion
AQR Risk-Balanced Commodities Strategy Fund	0.60% of the first $1 billion
0.575% on net assets in excess of $1 billion up to $3 billion
0.55% on net assets in excess of $3 billion
AQR Risk-Balanced Commodities Strategy LV Fund	0.35% of the first $1 billion
0.325% on net assets in excess of $1 billion up to $3 billion
0.30% on net assets in excess of $3 billion
AQR Risk Parity II MV Fund	0.50% of the first $1 billion
0.475% on net assets in excess of $1 billion up to $3 billion
0.45% on net assets in excess of $3 billion
AQR Risk Parity II HV Fund	0.70% of the first $1 billion
0.675% on net assets in excess of $1 billion up to $3 billion
0.65% on net assets in excess of $3 billion
AQR Core Equity Fund	0.30%
AQR Small Cap Core Equity Fund	0.45%
AQR International Core Equity Fund	0.40%
In addition, the Adviser also serves as the investment advisor to each Subsidiary, pursuant to a separate investment advisory agreement with each entity. The Adviser does not receive additional compensation for its management of each Subsidiary.
The Adviser has contractually agreed to reimburse the Class I, Class N and Class L Shares to the extent that the annual ordinary operating expenses of the Class I Shares, Class N Shares or Class L Shares, exclusive of certain expenses, exceed the following percentages of the average daily net assets of that class (the “Fee Waiver Agreement”):
Class I Shares
Fund
AQR Global Equity Fund	0.95%
AQR Diversified Arbitrage Fund	1.20%
AQR Managed Futures Strategy Fund	1.25%
AQR Risk Parity Fund	0.95%
AQR Multi-Strategy Alternative Fund	1.98%
AQR U.S. Defensive Equity Fund	0.49%
AQR Emerging Defensive Equity Fund	0.90%
AQR International Defensive Equity Fund	0.65%
AQR Risk-Balanced Commodities Strategy Fund	1.05%
AQR Risk-Balanced Commodities Strategy LV Fund	0.80%
AQR Risk Parity II MV Fund	0.95%
AQR Risk Parity II HV Fund	1.15%

Class N Shares
Fund
AQR Global Equity Fund	1.25%
AQR International Equity Fund	1.30%
AQR Diversified Arbitrage Fund	1.50%
AQR Managed Futures Strategy Fund	1.50%
AQR Risk Parity Fund	1.20%
AQR Multi-Strategy Alternative Fund	2.23%
AQR Momentum Fund	0.74%
AQR Small Cap Momentum Fund	0.90%
AQR International Momentum Fund	0.90%
AQR Tax-Managed Momentum Fund	0.79%
AQR Tax-Managed Small Cap Momentum Fund	0.95%

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Fund
AQR Tax-Managed International Momentum Fund	0.95%
AQR U.S. Defensive Equity Fund	0.74%
AQR International Defensive Equity Fund	0.90%
AQR Emerging Defensive Equity Fund	1.15%
AQR Risk-Balanced Commodities Strategy Fund	1.30%
AQR Risk-Balanced Commodities Strategy LV Fund	1.05%
AQR Risk Parity II MV Fund	1.20%
AQR Risk Parity II HV Fund	1.40%
AQR Core Equity Fund	0.79%
AQR Small Cap Core Equity Fund	1.00%
AQR International Core Equity Fund	0.95%

Class L Shares:
Fund
AQR Momentum Fund	0.49%
AQR Small Cap Momentum Fund	0.65%
AQR International Momentum Fund	0.65%
AQR Tax-Managed Momentum Fund	0.54%
AQR Tax-Managed Small Cap Momentum Fund	0.70%
AQR Tax-Managed International Momentum Fund	0.70%
AQR Core Equity Fund	0.54%
AQR Small Cap Core Equity Fund	0.75%
AQR International Core Equity Fund	0.70%
The Fee Waiver Agreement for the Class I Shares, Class N Shares and Class L Shares of all Funds except the AQR Core Equity Fund, AQR Small Cap Core Equity Fund and the AQR International Core Equity Fund is effective through April 30, 2014 and is effective through April 30, 2015 with respect to the Class L and Class N Shares of the AQR Core Equity Fund, AQR Small Cap Core Equity Fund and the AQR International Core Equity Fund.
The Fee Waiver Agreement may only be terminated with the consent of the Board of Trustees, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act and does not extend to interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses. Under the Fee Waiver Agreement, the Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above during such year.
A discussion regarding the basis for the Board of Trustees’ approval of the AQR Diversified Arbitrage Fund’s, the AQR Global Equity Fund’s, the AQR International Equity Fund’s, the AQR Managed Futures Strategy Fund’s, the AQR Risk Parity Fund’s, the AQR Momentum Fund’s, the AQR Small Cap Momentum Fund’s and the AQR International Momentum Fund’s current Advisory Agreement with the Adviser and the AQR Diversified Arbitrage Fund’s current investment sub-advisory agreement with the Sub-Adviser is available in the Funds’ semi-annual report to shareholders for the period ended June 30, 2012.
A discussion regarding the basis for the Board of Trustees’ approval of the AQR Risk Parity II MV Fund’s, AQR Risk Parity II HV Fund’s, AQR U.S. Defensive Equity Fund’s, AQR International Defensive Equity Fund’s, AQR Emerging Defensive Equity Fund’s, AQR Risk-Balanced Commodities Strategy Fund’s and AQR Risk-Balanced Commodities Strategy LV Fund’s current Advisory Agreement with the Adviser is available in the Funds’ annual report to shareholders for the period ended December 31, 2012.
A discussion regarding the basis for the Board of Trustees’ approval of the AQR Multi-Strategy Alternative Fund’s current Advisory Agreement with the Adviser and the current Sub-Advisory Agreement with the Sub-Adviser is available in the Fund’s annual report to shareholders for the period ended December 31, 2011.
A discussion regarding the basis for the Board of Trustees’ approval of the AQR Tax-Managed Momentum Fund’s, AQR Tax-Managed Small Cap Momentum Fund’s and AQR Tax-Managed International Momentum Fund’s current Advisory Agreement with the Adviser is available in the Funds’ semi-annual report to shareholders for the period ended June 30, 2012.
A discussion regarding the basis for the Board of Trustees’ approval of the AQR Core Equity Fund’s, AQR Small Cap Core Equity Fund’s and AQR International Core Equity Fund’s current Advisory Agreement with the Adviser will be available in the Funds’ semi-annual report to shareholders for the period ended June 30, 2013.
Each Fund is managed by a team of investment professionals. The portfolio managers of the Adviser responsible for the oversight of the AQR Global Equity Fund and AQR International Equity Fund are Messrs. Clifford S. Asness, Ph.D., M.B.A., John M. Liew, Ph.D., M.B.A., Ronen Israel, M.A., Oktay Kurbanov, M.B.A. and Lars N. Nielsen, M.Sc. Each of Messrs. Asness, Liew, Israel, Kurbanov and

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Nielsen served as portfolio managers of (i) the privately offered fund which was reorganized into the AQR Global Equity Fund from June 2006, the commencement of operations, through December 31, 2009, the date the privately offered fund was reorganized into the AQR Global Equity Fund; and (ii) the privately offered fund which was reorganized into the AQR International Equity Fund from July 2004, the commencement of operations, through August 28, 2009, the date the privately offered fund was reorganized into the AQR International Equity Fund.
The portfolio managers of the Adviser responsible for the oversight of the AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund and AQR Emerging Defensive Equity Fund are Messrs. Jacques A. Friedman, M.S., Lars N. Nielsen, M.Sc., Andrea Frazzini, Ph.D., M.S. and Hoon Kim, Ph.D., M.B.A., CFA
The portfolio managers of the Adviser responsible for oversight of the AQR Diversified Arbitrage Fund are Ronen Israel, M.A. and Lars N. Nielsen, M.Sc.
The portfolio managers of the Adviser responsible for the oversight of the AQR Managed Futures Strategy Fund are Messrs. Clifford S. Asness, Ph.D., M.B.A., John M. Liew, Ph.D., M.B.A., Brian K. Hurst and Yao Hua Ooi.
The portfolio managers of the Adviser responsible for the oversight of the AQR Risk Parity Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund are John M. Liew, Ph.D., M.B.A., Brian K. Hurst, Michael A. Mendelson, M.B.A., S.M. and Yao Hua Ooi.
The portfolio managers of the Adviser responsible for the oversight of the AQR Multi-Strategy Alternative Fund are John M. Liew, Ph.D., M.B.A., Jacques A. Friedman, M.S., Ronen Israel, M.A. and Lars N. Nielsen, M.Sc.
The portfolio managers of the Adviser responsible for oversight of the AQR Risk-Balanced Commodities Strategy Fund and the AQR Risk-Balanced Commodities Strategy LV Fund are Brian K. Hurst, Yao Hua Ooi and Ari Levine, M.S.
The portfolio managers of the Adviser responsible for the oversight of the AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund and AQR Tax-Managed International Momentum Fund are Messrs. Clifford S. Asness, Ph.D., M.B.A., Jacques A. Friedman, M.S., Ronen Israel, M.A., Lars N. Nielsen, M.Sc. and Andrea Frazzini, Ph.D., M.S.
The portfolio managers of the Adviser responsible for the oversight of the AQR Core Equity Fund, AQR Small Cap Core Equity Fund and AQR International Core Equity Fund are Messrs. Clifford S. Asness, Ph.D., M.B.A., Jacques A. Friedman, M.S., Ronen Israel, M.A. and Andrea Frazzini, Ph.D., M.S.
The portfolio managers of each Fund are jointly and primarily responsible for overseeing the day-to-day management of the Fund, as well as setting the Fund’s overall investment strategy. Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.
Clifford S. Asness, Ph.D., M.B.A., is the Managing and Founding Principal of the Adviser. Dr. Asness co-founded the Adviser in 1998 and serves as its chief investment officer. He earned a B.S. in economics from the Wharton School and a B.S. in engineering from the Moore School of Electrical Engineering at the University of Pennsylvania, as well as an M.B.A. and a Ph.D. in finance from the University of Chicago.
John M. Liew, Ph.D., M.B.A., is a Founding Principal of the Adviser. Dr. Liew co-founded the Adviser in 1998 and heads its Global Asset Allocation team, overseeing the research, portfolio management and trading associated with that strategy. Dr. Liew earned a B.A. in economics, an M.B.A. and a Ph.D. in finance from the University of Chicago.
Jacques A. Friedman, M.S., is a Principal of the Adviser. Mr. Friedman joined the Adviser at its inception in 1998 and heads its Global Stock Selection team, overseeing research and portfolio management. He earned a B.S. in applied mathematics from Brown University and an M.S. in applied mathematics from the University of Washington.
Brian K. Hurst is a Principal of the Adviser. Mr. Hurst joined the Adviser in 1998 and heads its Global Trading Strategies group, overseeing trading and serving as a portfolio manager for risk parity, managed futures and commodities strategies. Mr. Hurst earned a B.S. in economics at the Wharton School at the University of Pennsylvania.
Ronen Israel, M.A., is a Principal of the Adviser. Mr. Israel joined the Adviser in 1999 and heads its Global Alternative Premia group, focusing on portfolio management and research. Mr. Israel earned a B.S. in economics and a B.A.S. in biomedical science from the University of Pennsylvania, and an M.A. in mathematics from Columbia University.
Oktay Kurbanov, M.B.A., is a Principal of the Adviser. Mr. Kurbanov joined the Adviser at its inception in 1998 and runs the portfolio management team within the Global Asset Allocation group. He earned a B.S. in physics and mathematics from the University of Michigan, and an M.B.A. from the Stern School of Business at New York University.
Michael A. Mendelson, M.B.A., S.M., is a Principal of the Adviser. Mr. Mendelson joined the Adviser in July 2005 and is portfolio manager of its risk parity strategies. He earned an S.M. in chemical engineering, an S.B. in chemical engineering, an S.B. in mathematics and an S.B. in management from M.I.T., along with an M.B.A. from the University of California at Los Angeles.
Lars N. Nielsen, M.Sc., is a Principal of the Adviser. Mr. Nielsen joined the Adviser in 2000, oversees research in the Global Stock Selection and Global Asset Allocation teams, and is a part of the portfolio management teams for several hedge funds and long-only portfolios. He earned a B.Sc. and M.Sc. in economics from the University of Copenhagen.
Yao Hua Ooi is a Principal of the Adviser. Mr. Ooi joined the Adviser in 2004 and focuses on research and portfolio management of macro-related strategies. Mr. Ooi earned a B.S. in economics from the Wharton School and a B.S. in engineering from the School of Engineering and Applied Science at the University of Pennsylvania.

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Andrea Frazzini, Ph.D., M.S., is a Vice President of the Adviser. Dr. Frazzini joined the Adviser in 2008 and develops quantitative models for its Global Stock Selection team. He earned a B.S. in economics from the University of Rome III, an M.S. in economics from the London School of Economics and a Ph.D. in economics from Yale University.
Hoon Kim, Ph.D., M.B.A., CFA, is a Vice President of the Adviser. Dr. Kim joined the Adviser in 2005 and develops quantitative models and oversees portfolio management for its Global Stock Selection team. Dr. Kim earned a B.A. in business administration from Yonsei University in South Korea and an M.B.A. and Ph.D. in business and accounting from Carnegie Mellon University. He is a CPA (in Korea) and a CFA charterholder.
Ari Levine, M.S., is a Vice President of the Adviser. Mr. Levine joined the Adviser in 2007 and oversees research and manages portfolios for its commodities and managed-futures strategies. Mr. Levine earned a B.S. in engineering, a B.S. in economics and an M.S. in engineering from the University of Pennsylvania.
The portfolio managers of the Sub-Adviser responsible for the oversight of the AQR Diversified Arbitrage Fund and certain strategies of the AQR Multi-Strategy Alternative Fund are Mark L. Mitchell, Ph.D. and Todd C. Pulvino, Ph.D., A.M., M.S.
Mark L. Mitchell, Ph.D., is a Principal of the Sub-Adviser. Dr. Mitchell co-founded the Sub-Adviser in 2001 and oversees research and trading related to merger and convertible arbitrage and other strategies related to corporate events. Dr. Mitchell earned a B.B.A. in economics from University of Louisiana at Monroe and a Ph.D. in economics from Clemson University.
Todd C. Pulvino, Ph.D., A.M., M.S., is Principal of the Sub-Adviser. Dr. Pulvino co-founded the Sub-Adviser in 2001 and oversees research and trading related to merger and convertible arbitrage and other strategies related to corporate events. He earned a B.Sc. in mechanical engineering from University of Wisconsin-Madison, an M.S. in mechanical engineering from the California Institute of Technology, and an A.M. and Ph.D. in business economics from Harvard University.
From time to time, a manager, analyst, or other employee of the Adviser, Sub-Adviser or any of their affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Adviser or Sub-Adviser or any other person within the Adviser’s or Sub-Adviser’s organization. Any such views are subject to change at any time based upon market or other conditions and the Adviser and Sub-Adviser disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of a Fund.
The Adviser has developed the AQR Momentum Index, the AQR Small Cap Momentum Index and the AQR International Momentum Index (collectively, the “AQR Momentum Indices”), each of which has a methodology similar to that of the AQR Momentum Fund and the AQR Tax-Managed Momentum Fund; AQR Small Cap Momentum Fund and the AQR Tax-Managed Small Cap Momentum Fund; and the AQR International Momentum Fund and the AQR Tax-Managed International Momentum Fund, respectively. The AQR Momentum Index is a capitalization-weighted index designed to measure the performance of large and mid-cap U.S. stocks with positive momentum. The AQR Small Cap Momentum Index is a capitalization-weighted index designed to measure the performance of small-cap U.S. stocks with positive momentum and the AQR International Momentum Index is a capitalization-weighted index designed to measure the performance of stocks with positive momentum in developed markets outside of the U.S. You cannot invest directly in the AQR Momentum Indices. For details regarding the AQR Momentum Indices, please see www.aqrindex.com.

AQR Funds	161	Prospectus

Investing With the AQR Funds
The AQR Global Equity Fund and AQR International Equity Fund offer Class I, Class N and Class Y Shares. The AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund, AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Risk-Balanced Commodities Strategy Fund and AQR Risk-Balanced Commodities Strategy LV Fund offer Class I and Class N Shares. The AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR Core Equity Fund, AQR Small Cap Core Equity Fund and AQR International Core Equity Fund offer Class L Shares and Class N Shares. Each class of a Fund’s shares has a pro rata interest in the Fund’s investment portfolio, but differs as to expenses, distribution arrangements and the types of investors who may be eligible to invest in the share class. This prospectus describes the Class I Shares, Class N Shares and Class L Shares of the Funds. Class Y Shares of the AQR Global Equity Fund and the AQR International Equity Fund are offered in a separate prospectus. Call 1-866-290-2688 to obtain more information concerning the Funds’ other share classes, including the prospectuses for these other share classes.
Prior to investing, non-U.S. residents should consult a qualified tax and/or legal adviser about whether purchasing shares of a Fund is a suitable investment given legal and tax ramifications; some non-U.S. persons may not be permitted to invest in a Fund, depending on applicable laws and regulations. In addition, investors from countries that are members of the European Union are not permitted to invest in any Fund without the prior consent of the Fund.
ELIGIBILITY TO BUY CLASS I, CLASS N AND CLASS L SHARES
INVESTMENT MINIMUMS:
Each Fund’s Class I, Class N and Class L Shares (as applicable) are offered to investors subject to the minimums specified below.
The minimum initial account size is $5,000,000 for Class I Shares and Class L Shares and $1,000,000 for Class N Shares. This minimum requirement may be modified or reduced with respect to certain eligibility groups as indicated in the following table:
Minimum Investment
Eligibility Group	Class I	Class N	Class L
Institutional investors such as qualified retirement plans	$100,000 *	None	None
Fee-based and discretionary accounts and programs offered by certain financial intermediaries, such as registered investment advisers, broker-dealers, bank trust departments, wrap fee programs and unified managed accounts	$100,000 *	None	None
Investors who are not eligible for a reduced minimum	$5,000,000 *	$1,000,000 *	$5,000,000 *
* Investors may aggregate accounts for purposes of determining whether the above minimum requirements have been met. Investors may also enter into a letter of intent indicating that they intend to meet the minimum investment requirements within an 18-month period.
There is no minimum initial account size in Class I, N and L Shares for (i) investors that owned Class I or N Shares prior to October 31, 2010 or Class L Shares prior to August 11, 2010; (ii) tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans; (iii) employees of the Adviser and affiliates, trustees and officers of the Trust and members of their immediate families; and (iv) investment professionals, employees of broker-dealers or other financial intermediaries, and their immediate family members.
Some financial intermediaries may impose different or additional eligibility and minimum investment requirements. The Funds have the discretion to further modify, waive or reduce the above minimum investment requirements for Class I, Class N and Class L Shares.
There is no minimum subsequent investment amount for Class I, Class N or Class L Shares.
The Funds reserve the right to refuse any request to purchase shares.
TYPES OF ACCOUNTS—CLASS I SHARES, CLASS N SHARES AND CLASS L SHARES
You may set up your account in any of the following ways:
Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts can have two or more owners, and provide for rights of survivorship.
Gift or Transfer to a Minor (UGMA, UTMA). These gift or transfer accounts let you give money to a minor for any purpose. The gift is irrevocable and the minor gains control of the account once he/she reaches the age of majority. Your application should include the minor’s social security number.
Trust for Established Employee Benefit or Profit-Sharing Plan. The trust or plan must be established before you can open an account and you must include the date of establishment of the trust or plan on your application.
Business or Organization. You may invest money on behalf of a corporation, association, partnership or similar institution. You should include a certified resolution with your application that indicates which officers are authorized to act on behalf of the entity.

AQR Funds	162	Prospectus

Retirement or Education. A qualified retirement account enables you to defer taxes on investment income and capital gains. Your contributions may be tax-deductible. For detailed information on the tax advantages and consequences of investing in individual retirement accounts (IRAs) and retirement plan accounts, please consult your tax advisor. The types of IRAs available to you are: Traditional IRA, Roth IRA, Rollover IRA, SIMPLE IRA, and Coverdell Education Savings Account (formerly called an Education IRA).
The IRA and Coverdell Education Savings Account custodian charges an annual maintenance fee (currently $15.00) per IRA or ESA holder.
The Funds may be used as an investment in other kinds of retirement plans, including, but not limited to, Keogh plans maintained by self-employed individuals or owner-employees, traditional pension plans, corporate profit-sharing and money purchase pension plans, section 403(b)(7) custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations, cash balance plans and any and all other types of retirement plans. All of these accounts need to be established by the plan’s trustee and the plan’s trustee should contact the Funds regarding the establishment of an investment relationship.
SHARE PRICE
Net Asset Value. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of that Fund, is called the Fund’s net asset value (“NAV”) per share. Each Fund’s NAV per share is computed as of the scheduled close of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each day during which the NYSE is open for trading (a Business Day). Each Fund determines an NAV per share for each class of its shares. If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV per share of a Fund is computed by dividing the total current value of the assets of the Fund attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time the computation is made.
The value of each Fund’s investments is generally determined based on readily available market quotations. The Funds may use pricing services to obtain readily available market quotations. The Funds value debt securities maturing less than 61 days from the date of purchase at amortized cost, which approximates value. Futures contracts are generally valued at the last quoted sales price on the application valuation date.
Foreign markets may be open at different times and on different days than the NYSE, meaning that the value of the Funds’ shares may change on days when shareholders are not able to buy or sell their shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. (Eastern time).
Where market quotations are not readily available, or if an available market quotation is determined not to be reliable, a security will be valued based on its fair value as determined in accordance with the valuation procedures approved by the Board of Trustees. When a security’s fair value is determined, the valuation may differ depending on the valuation method used by the Trust’s Valuation Committee. Shareholders who purchase or redeem shares when the value of one or more securities in a Fund’s portfolio have been determined using fair valuation procedures may receive more or less shares or redemption proceeds than they would have if the securities had not been valued using the fair valuation procedures.
The Funds normally value equity securities and futures contracts primarily traded on North American, Central American, South American and Caribbean markets as described above. However, the Funds have implemented and normally use fair value pricing on a daily basis for all equity securities that are not primarily traded on North American, Central American, South American and Caribbean markets because trading in these securities typically is completed at times that vary significantly from the closing of the NYSE. This fair value pricing process for foreign equity securities uses the quotations of an independent pricing service to value each such security unless (i) the pricing service does not provide prices for the security, in which event the Fund may use market value or fair value in accordance with the Trust’s Valuation Procedures or (ii) the Trust’s Valuation Sub-Committee determines that (a) a quote provided by the service does not accurately reflect the value of the security and (b) the use of another fair valuation methodology is appropriate. This policy is designed to help ensure that the Funds’ NAVs per share appropriately reflect their investments’ values at the time of pricing.
Futures contracts that are not primarily traded on North American, Central American, South American and Caribbean markets are normally valued at the settlement price of the exchange on which it is traded. If the Funds or the Adviser determine that the settlement price of the foreign exchange is not reliable, the futures contract will be valued based on its fair value as determined in accordance with the valuation procedures approved by the Board of Trustees.
Investments in open-end investment companies are valued at such investment company’s current day closing net asset value per share. Exchange-Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price. Equity, total return and commodity swap contracts are valued at fair value, based on the price of the underlying referenced instrument. Credit default swaps are valued daily primarily using independent pricing services or market makers. Interest rate swap contracts are valued at fair value as determined by an independent pricing service based on various valuation models which consider the terms of underlying contracts and market data inputs received from third parties.
You may obtain information as to the Fund’s NAV per share by visiting the Funds’ website at www.aqrfunds.com or by calling 1-866-290-2688.
GENERAL PURCHASING POLICIES
•	You may purchase a Fund’s Class I Shares, Class N Shares and Class L Shares at the NAV per share next determined following receipt of your purchase order in good order by a Fund or an authorized financial intermediary or other agent of a Fund. A purchase, exchange or redemption order is in “good order” when a Fund, its Distributor and/or its agent, receives all required information, including properly completed and signed documents. Financial intermediaries authorized to accept purchase orders on behalf of a Fund are responsible for timely transmitting those orders to the Fund.

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•	You may purchase a Fund’s Class I Shares, Class N Shares and Class L Shares directly from the Fund or through certain financial intermediaries (and other intermediaries these firms may designate) without the imposition of any sales charges. See “How to Buy Class I Shares, Class N Shares and Class L Shares.”
•	Once a Fund accepts your purchase order, you may not cancel or revoke it; however, you may redeem the shares. A Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary (or its authorized designee) receives the order. A Fund may withhold redemption proceeds until it is reasonably satisfied it has received your payment. This confirmation process may take up to 10 days.
•	Each Fund reserves the right to cancel any purchase or exchange order it receives if the Trust believes that it is in the best interest of the Fund’s shareholders to do so.
GENERAL REDEMPTION POLICIES
•	You may redeem a Fund’s Class I Shares, Class N Shares and Class L Shares at the NAV per share next-determined following receipt of your redemption order in good order by the Fund or an authorized financial intermediary or other agent of the Fund.
•	The Funds cannot accept a redemption request that specifies a particular redemption date or price.
•	Once a Fund accepts your redemption order, you may not cancel or revoke it.
•	The Funds generally will transmit redemption proceeds within seven days after receipt of your redemption request. If you recently made a purchase, the Funds may withhold redemption proceeds until they are reasonably satisfied that they have received your payment. This confirmation process may take up to 10 days.
•	The Funds reserve the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including the telephone exchange privilege, or its use in any manner by any person or class.
Redemption in Kind. The Funds generally intend to pay all redemptions in cash. Each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s NAV during any 90-day period for any one shareholder. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of marketable securities. Brokerage costs may be incurred by a shareholder who receives securities and desires to convert them to cash.
Excessive and Short-Term Trading. The Funds are intended for long-term investment purposes, and thus purchases, redemptions and exchanges of Fund shares should be made with a view toward long-term investment objectives. Excessive trading, short-term trading and other abusive trading activities may be detrimental to a Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative cost, harming Fund performance and diluting the value of shares. Such trading may also require a Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders. If your investment horizon is not long-term, then you should not invest in the Funds.
The Board of Trustees has adopted policies and procedures that seek to discourage and not accommodate excessive or short-term trading activities. These policies and procedures include use of fair value pricing of international securities and periodic review of shareholder trading activity and provide each Fund with the ability to suspend or terminate telephone or internet redemption privileges and any exchange privileges. In addition, the Funds reserve the right to refuse any purchase or exchange request that, in the view of the Adviser, could adversely affect any Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive short-term trading, or any order that may be viewed as market-timing activity. With respect to the review of shareholder trading activity, the Funds have set and utilize a set of criteria believed to serve as a preliminary indicator of market-timing and/or excessive short-term trading activity (referred to herein, as “Shareholder Criteria”) and review each account meeting this criteria. If, after review of these accounts, the transaction history of an account appears to indicate excessive short-term trading or market timing, the Fund will work with the Fund’s Transfer Agent to restrict or prohibit further purchases or exchanges of shares for the account. In addition, if the transaction history of an omnibus account appears to indicate the possibility of excessive trading, short-term trading or market timing, the Fund or the Adviser may request underlying shareholder information from the financial intermediary associated with the omnibus account pursuant to Rule 22c-2 under the 1940 Act. Upon receipt of the underlying shareholder information from the financial intermediary, the Fund or the Adviser will review any of the underlying shareholder accounts meeting the Shareholder Criteria and if the transaction history of an underlying shareholder appears to indicate excessive trading, short-term trading or market timing, the Adviser may instruct the financial intermediary to restrict or prohibit further purchases or exchanges of Fund shares by the underlying shareholder.
Despite the Funds’ efforts to detect and prevent abusive trading activity, there can be no assurance that the Funds will be able to identify all of those who may engage in abusive trading and curtail their activity in every instance. In particular, it may be difficult to curtail such activity in certain omnibus accounts and other accounts traded through intermediaries, despite arrangements the Funds have entered into with the intermediaries to provide access to account level trading information. Omnibus accounts are comprised of multiple investors whose purchases, exchanges and redemptions are aggregated before being submitted to the Funds.
OTHER POLICIES
No Certificates. The issuance of shares is recorded electronically on the books of the Funds. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of each Fund you own. You can rely on these statements in lieu of certificates. The Funds do not issue certificates representing shares of the Funds.
Frozen Accounts. The Funds may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

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Small Account Policy. Each of the Funds reserve the right, upon 60 days’ written notice to:
(A) redeem, at NAV, the shares of any shareholder whose:
a.	with respect to Class I Shares, account(s) across all AQR Funds has a value of less than $1,000,000 in the aggregate of Class I Shares; or
b.	with respect to Class L Shares, account with a Fund has a value of less than $1,000 in Class L Shares; or
c.	with respect to Class N Shares, account with a Fund has a value of less than $1,000 in Class N Shares;
other than as a result of a decline in the net asset value per share; or
(B) permit an exchange of Class I Shares for Class N Shares of the same Fund, if applicable.
This policy will not be implemented where the Fund has previously waived the minimum investment requirement for that shareholder.
Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account(s) to the minimum amount specified above before the redemption is processed. As a sale of your Fund shares, this redemption may have tax consequences.

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How to Buy Class I Shares, Class N Shares and Class L Shares
HOW TO BUY SHARES
You can open an account and make an initial purchase of shares of the Funds directly from the Funds or through certain financial intermediaries that have entered into appropriate arrangements with the Funds’ Distributor, ALPS Distributors, Inc.
To open an account and make an initial purchase directly with the Funds, you can mail a check or other negotiable bank draft (payable to AQR Funds) in the applicable minimum amount, along with a completed and signed Account Application, to AQR Funds, AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. To obtain an Account Application, call 1-866-290-2688 or download one from www.aqrfunds.com. A completed Account Application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your tax identification number.
Payment must be in U.S. dollars by a check drawn on a bank in the United States, wire transfer or electronic transfer. The Funds will not accept cash, traveler’s checks, starter checks, money orders, third party checks (except for properly endorsed IRA rollover checks), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Shares purchased by checks that are returned will be canceled and you will be liable for any losses or fees incurred by the Fund or its agents, including bank handling charges for returned checks.
You may also purchase Fund shares by wire transfer from your bank account to your Fund account. To place a purchase by wire, please call 1-866-290-2688 for more information.
After you have opened an account, you can make subsequent purchases of shares of the Funds through your financial intermediary or directly from the Funds, depending on where your account is established. To purchase shares directly by mail, send your instruction and a check to AQR Funds at AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.
Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in a Fund. The Funds have authorized certain financial intermediaries (such as broker-dealers, investment advisors or financial institutions) to accept purchase and redemption orders on behalf of the Funds. These financial intermediaries may charge their customers a transaction or service fee. The Funds or your financial intermediary can provide you with information about these services and charges. You should read this prospectus in conjunction with any such information you receive.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in each Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of a Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
AUTOMATIC INVESTMENT PLAN:
The Funds offer an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in one or more of the Funds. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify. If you do not specify a day, the transaction will occur on the 20th of each month or the next Business Day if the 20th is not a Business Day. Please call 1-866-290-2688 if you would like more information.
CUSTOMER IDENTIFICATION PROGRAM
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, the Funds must obtain the following information for each person that opens a new account:
•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.
You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.
Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

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eDELIVERY
eDelivery allows you to receive your quarterly account statements, transaction confirmations and other important information concerning your investment in the Funds online. Select this option on your account application to receive email notifications when quarterly statements and confirmations are available for you to view via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To establish eDelivery, call 1-866-290-2688 or visit www.aqrfunds.com.

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Closed Fund Policies
AQR Diversified Arbitrage Fund
Effective at the close of business June 29, 2012 (the “DAF Closing Date”), the AQR Diversified Arbitrage Fund (the “DA Fund”) was closed to new investors, subject to certain exceptions. Existing shareholders as of the DAF Closing Date are permitted to make additional investments in the DA Fund and reinvest dividends and capital gains after the DAF Closing Date in any account that held shares of the DA Fund as of the DAF Closing Date.
Notwithstanding the closing of the DA Fund, you may open a new account in the DA Fund and thereafter reinvest dividends and capital gains in the DA Fund if you meet the DA Fund’s eligibility requirements and are:
•	A current shareholder of the DA Fund as of the DAF Closing Date (either (a) in your own name or jointly with another or as trustee for another, or (b) as beneficial owner of shares held in another name) opening a (i) new individual account or IRA account in your own name, (ii) trust account, (iii) joint account with another party or (iv) account on behalf of an immediate family member;
•	A qualified defined contribution retirement plan that offers the DA Fund as an investment option as of the DAF Closing Date purchasing shares on behalf of new and existing participants;
•	A wrap fee program or financial advisory firm charging asset-based fees with an existing account in the DA Fund as of the DAF Closing Date purchasing shares on behalf of new and existing clients or customers; or
•	A participant in a tax-exempt retirement plan of the Adviser and its affiliates and rollover accounts from those plans, as well as employees of the Adviser and its affiliates, trustees and officers of the Trust and members of their immediate families.
These restrictions generally apply to investments made directly with the DA Fund through its Transfer Agent and investments made through financial institutions and/or intermediaries. However, the DA Fund’s ability to impose the guidelines above with respect to accounts held by financial institutions and/or intermediaries may vary depending on the systems capabilities of those financial institutions and/or intermediaries, applicable contractual and legal restrictions and cooperation of those financial institutions and/or intermediaries. Consequently, DA Fund shares may continue to be available through certain of those firms, and investors should contact the firm through which they invest to determine whether new accounts are permitted.
Except as otherwise noted, once an account is closed, additional investments will not be accepted unless you are one of the investors listed above. Investors may be required to demonstrate eligibility to purchase shares of the DA Fund before an investment is accepted. The DA Fund reserves the right to (i) make additional exceptions that, in its judgment, do not adversely affect the Adviser’s or Sub-Adviser’s ability to manage the DA Fund, (ii) reject any investment, including those pursuant to exceptions detailed above, that it believes will adversely affect the Adviser’s or Sub-Adviser’s ability to manage the DA Fund, and (iii) close and re-open the DA Fund to new or existing shareholders at any time.
AQR Risk Parity Fund
Effective at the close of business November 16, 2012 (the “RPF Closing Date”), the AQR Risk Parity Fund (the “RP Fund”) was closed to new investors, subject to certain exceptions. Existing shareholders of the RP Fund are permitted to make additional investments in the RP Fund and reinvest dividends and capital gains after the RPF Closing Date in any account that held shares of the RP Fund as of the RPF Closing Date.
Notwithstanding the closing of the RP Fund, you may open a new account in the RP Fund (including through an exchange from another AQR Fund) and thereafter reinvest dividends and capital gains in the RP Fund if you meet the RP Fund’s eligibility requirements and are:
•	A current shareholder of the RP Fund as of the RPF Closing Date—either (a) in your own name or jointly with another or as trustee for another, or (b) as beneficial owner of shares held in another name opening a (i) new individual account or IRA account in your own name, (ii) trust account, (iii) joint account with another party or (iv) account on behalf of an immediate family member;
•	A qualified defined contribution retirement plan that offers the RP Fund as an investment option as of the RPF Closing Date purchasing shares on behalf of new and existing participants;
•	An investor opening a new account at a financial institution and/or financial intermediary firm that (i) has clients currently invested in the RP Fund and (ii) has been pre-approved by the Adviser to purchase the RP Fund on behalf of certain of its clients. Investors should contact the firm through which they invest to determine whether new accounts are permitted; or
•	A participant in a tax-exempt retirement plan of the Adviser and its affiliates and rollover accounts from those plans, as well as employees of the Adviser and its affiliates, trustees and officers of the Trust and members of their immediate families.
Except as otherwise noted, once an account is closed, additional investments or exchanges from other AQR Funds will not be accepted unless you are one of the investors listed above. Investors may be required to demonstrate eligibility to purchase shares of the RP Fund before an investment is accepted.
The RP Fund reserves the right to (i) make additional exceptions that, in its judgment, do not adversely affect the Adviser’s ability to manage the RP Fund, (ii) reject any investment, including those pursuant to exceptions detailed above, that it believes will adversely affect the Adviser’s ability to manage the RP Fund, and (iii) close and re-open the RP Fund to new or existing shareholders at any time.

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How to Redeem Class I Shares, Class N Shares and Class L Shares
You may normally redeem your shares on any Business Day, i.e., any day during which the NYSE is open for trading. Redemptions of Class I Shares, Class N Shares and Class L Shares are priced at the NAV per share next determined after receipt of a redemption request in good order by the Funds’ Distributor, the Funds or an authorized agent of the Funds. A financial intermediary may charge its customers a transaction or service fee in connection with redemptions, and will have its own procedures for arranging for redemptions of the Funds’ shares. If you have purchased your Fund shares through a financial intermediary, consult your intermediary for more information.
None of the Funds, the Adviser, the Sub-Adviser, the Distributor and the Transfer Agent of the Funds, nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine.
While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed to be genuine. The Funds will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include recording phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account.
BY TELEPHONE
You may redeem your shares by telephone if you choose that option on your Account Application. If you did not originally select the telephone option, you must provide written instructions to the Funds in order to add this option. The maximum amount that may be redeemed by telephone at any one time is $50,000. You may have the proceeds mailed to your address of record or wired to a bank account previously designated on the Account Application.
BY MAIL
To redeem by mail, you must send a written request for redemption to the Funds, AQR Funds, P. O. Box 2248, Denver, CO 80201-2248. The Funds’ Transfer Agent will require a Medallion Signature Guarantee. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as Medallion Signature Guarantees. The Medallion Signature Guarantee requirement will be waived if all of the following conditions apply (1) the redemption check is payable to the shareholder(s) of record, (2) the redemption check is mailed to the shareholder(s) at the address of record, (3) an application is on file with the Transfer Agent, and (4) the proceeds of the redemption are $50,000 or less. The Transfer Agent cannot send an overnight package to a post office box.
BY SYSTEMATIC WITHDRAWAL
You may elect to have monthly electronic transfers ($250 minimum) made to your bank account from your Funds account. Your Funds account must have a minimum balance of $10,000 and automatically have all dividends and capital gains reinvested. The transfer will be made on the Business Day you specify (or the next Business Day) to your designated account or a check will be mailed to your address of record. If you do not specify a day, the transfer will be made on the 20th day of each month or the next Business Day if the 20th is not a Business Day.
RETIREMENT ACCOUNTS
To redeem shares from an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account, you must mail a completed and signed Distribution Form to the Funds. You may not redeem shares of an IRA, Roth IRA, SIMPLE IRA, SEPIRA, 403(b) or other retirement account by telephone or via the Internet.
PAYMENTS OF REDEMPTION PROCEEDS
Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be made within seven days after receipt of a valid request for redemption. The Funds may temporarily stop redeeming shares or delay payment of redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell shares or accurately determine the value of assets, or if the SEC orders the Funds to suspend redemptions or delay payment of redemption proceeds.
At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 10 days or more. The Funds intend to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer. The Funds intend to pay cash for all shares redeemed, except in cases noted above under the heading “General Redemption Policies,” in which case payment for certain large redemptions may be made wholly or partly in portfolio securities that have a market value equal to the redemption price. You may incur brokerage costs in converting the portfolio securities to cash.
By Check
You may have a check for the redemption proceeds mailed to your address of record. To change the address to which a redemption check is to be mailed, you must send a written request with a Medallion Signature Guarantee to the Funds, AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

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By ACH Transfer
If your bank account is ACH active, you may have your redemption proceeds sent to your bank account via ACH transfer.
By Wire Transfer
You can arrange for the proceeds of a redemption to be sent by wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Funds Account Application. This redemption option does not apply to shares held in broker “street name” accounts. If a request for a wire redemption is received by the Funds prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV, and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Funds for up to seven days if deemed appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. The Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. You are responsible for any charges imposed by your bank. The Funds reserve the right to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 15 days. To change the name of the single bank account designated to receive wire redemption proceeds, you must send a written request with a Medallion Signature Guarantee to the Funds, AQR Funds, P. O. Box 2248, Denver, CO 80201-2248. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 will be charged by the Funds.

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How to Exchange Class I Shares, Class N Shares and Class L Shares
You may exchange shares of a Fund for the following share classes of another Fund:
Your Share Class	Share Classes Eligible for Exchange
Class I Shares	Class I Shares or Class L Shares of another Fund
Class N Shares	Class N Shares of another Fund
Class L Shares	Class I Shares or Class L Shares of another Fund
Exchanges may be made on any day during which the NYSE is open for trading, provided that you meet all eligibility requirements for investment in the particular class of shares. See “Investing with the AQR Funds” in this prospectus for more details.
Exchanges are priced at the NAV per share next determined after receipt of an exchange request in good order by the Funds’ Distributor, the Funds or an authorized financial intermediary or other agent of the Funds. A financial intermediary may charge its customers a transaction or service fee in connection with exchanges, and will have its own procedures for arranging for exchanges of the Funds’ shares. If you have purchased your Fund shares through a financial intermediary, consult your intermediary for more information.
An exchange of shares of one Fund for shares of another Fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. You should talk to your tax advisor before making an exchange.
None of the Funds, the Adviser, the Sub-Adviser, the Distributor and the Transfer Agent of the Funds, nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine.
While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone exchanges believed to be genuine. The Funds will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include recording phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction and verifying the account name.
Always be sure to read the prospectus of the Fund into which you are exchanging shares. To receive a current copy of the Fund’s prospectus, please call 1-866-290-2688 or visit www.aqrfunds.com.
RESTRICTIONS
•	If you bought shares through a financial intermediary, contact your financial intermediary to learn which Funds and share classes your financial intermediary makes available to you for exchanges.
•	Exchanges may be made only between accounts that have identical registrations.
•	Not all Funds offer all share classes.
•	You will generally be required to meet the minimum investment requirement for the class of shares of the share class into which your exchange is made.
•	Your exchange will also be subject to any other requirements of the Fund or share class into which you are exchanging shares.
•	The exchange privilege is not intended as a vehicle for short-term trading. The Funds may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.
BY TELEPHONE
Contact your financial intermediary or, if you purchased your shares through the Distributor, you may exchange your shares by telephone if you choose that option on your Account Application by calling 1-866-290-2688. If you did not originally select the telephone option, you must provide written instructions to the Funds in order to add this option.
BY MAIL
Contact your financial intermediary or, if you purchased your shares through the Distributor, you must send a written request for exchange to the Funds at the following address:
AQR Funds
P.O. Box 2248
Denver, CO 80201-2248
BY SYSTEMATIC EXCHANGE PLAN
You may be permitted to schedule automatic exchanges of shares of a Fund for shares of other Funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:
•	Exchanges may be made monthly.

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•	Each exchange must meet the applicable investment minimums for automatic investment plans (see “How to Buy Class I Shares, Class N Shares and Class L Shares”).
For more information, please contact your financial intermediary or the Funds.
The Funds also reserve the right to permit exchanges of shares of a Fund for shares of another class of the same Fund.

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Rule 12B-1 Plan (Class N Shares)
The Board of Trustees has adopted a Rule 12b-1 Plan with respect to each Fund’s Class N Shares, if applicable. The Rule 12b-1 Plan provides that the distribution fee payable is up to 0.25% annually of the Fund’s average daily net assets for Class N Shares. The Rule 12b-1 Plan permits a Fund to make payments for activities designed primarily to result in the sale of the Funds’ Class N Shares. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Shareholder Services Agreement
The Trust has entered into a Shareholder Services Agreement with respect to its Class I Shares and Class N Shares of the AQR Global Equity Fund, AQR International Equity Fund, AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund and the Class L Shares of the AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR Core Equity Fund, AQR Small Cap Core Equity Fund and AQR International Core Equity Fund. Under the Shareholder Services Agreement, each of the (i) AQR Global Equity Fund and AQR International Equity Fund pays the Adviser a fee of up to 0.30% annually of the Fund’s average daily net assets for Class I Shares and up to 0.35% annually for the Fund’s average daily net assets for Class N Shares; (ii) AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR Core Equity Fund, AQR Small Cap Core Equity Fund and AQR International Core Equity Fund pays the Adviser a fee of up to 0.15% annually of the Fund’s average daily net assets for Class L Shares and Class N Shares; (iii) the AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund pays the Adviser a fee of up to 0.25% annually of the Fund’s average daily net assets for Class I Shares and Class N Shares; for providing or arranging for the provision of certain services to shareholders of each Fund.
Certain Additional Payments
The Funds or the Adviser also may enter into agreements with certain intermediaries under which the Funds make payments to the intermediaries in recognition of the avoided transfer agency costs to the Funds associated with the intermediaries’ maintenance of customer accounts or in recognition of the services provided by intermediaries through mutual fund platforms. Payments made out of the Funds under such agreements are generally based on either (1) a percentage of the average daily net asset value of the customer shares serviced by the intermediary, up to a set maximum, or (2) a per account fee assessed against each account serviced by such intermediary, up to a set maximum. These payments are in addition to other payments described in this prospectus such as the Shareholder Services Agreement or the Rule 12b-1 Plan. The AQR Risk Parity Fund makes payments to a third party for administrative services rendered on behalf of an investment fund that invests a portion of its assets in the Class I Shares of the AQR Risk Parity Fund. The fee is based on a percentage of the assets allocated to the AQR Risk Parity Fund.
The Adviser (or an affiliate) also may make additional payments out of its own resources to certain intermediaries or their affiliates based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Adviser in connection with the sale or distribution of the Fund’s shares or the administration of shareholder accounts. The Adviser selects the intermediaries to which it or its affiliate makes payments. These additional payments to intermediaries, which are sometimes referred to as “revenue sharing” payments, may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend the Fund or a share class of the Fund over others offered by competing fund families. Ask your investment professional for more information.
The Adviser and the Fund’s Distributor may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

AQR Funds	173	Prospectus

Distributions and Taxes
DISTRIBUTIONS
Each Fund distributes to its shareholders substantially all net investment income as dividends and any net capital gains realized from sales of the Fund’s portfolio securities. Each of the Funds expects to declare and pay dividends annually. Net realized long-term capital gains, if any, are paid to shareholders at least annually.
All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by check. If any check from a Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in additional Fund shares.
TAXES
The following discussion of U.S. and non-U.S. taxation applies only to U.S. shareholders and is not intended to be a full discussion of income tax laws and their effect. You may wish to consult your own tax advisor.
Taxes on Transactions. When you redeem shares, you will experience a capital gain or loss if there is a difference between the tax basis of your shares and the price you receive when you redeem them. The federal tax treatment will depend on how long you owned the shares and your individual tax position. Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. You may be subject to state and local taxes on your investment in a Fund, depending on the laws of your home state or locality.
Exchanges. If you exchange your shares of a Fund for shares of another class of the same Fund, it is not considered a taxable event and should not result in capital gain or loss. If you exchange your shares of a Fund for shares of another Fund, it is considered a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss.
Distributions. Distributions from investment income (dividends) and net short-term capital gains are taxable as ordinary income except as noted below. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held your Fund shares. Although a Fund will not be taxed on amounts it distributes, distributions will be taxable to you whether received in cash or reinvested in Fund shares, unless you hold your Fund shares in an individual retirement account or other tax-deferred account. These accounts are subject to complex tax rules and you should consult your tax advisor about which tax rules will apply to your investment.
The Trust will send you an annual statement to advise you as to the source of your distributions for tax purposes.
Taxes on Distributions. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the U.S., your distributions also may be taxed by the country in which you reside. Your distributions are taxable whether you take them in cash or reinvest them in additional shares.
For federal tax purposes, a Fund’s income and short-term capital gain distributions are taxed as ordinary income and long-term capital gain distributions are taxed as long-term capital gains, except that “qualified dividend income” of noncorporate investors who satisfy certain holding period requirements is taxed at long-term capital gain rates, which are 15% for individuals with income below $400,000 ($450,000 if married filing jointly), 20% for individuals with any income in excess of those amounts that is net long-term capital gain or qualified dividend income and 0% of certain income levels. The above income thresholds are adjusted annually for inflation. The character of a capital gain depends on the length of time that the Fund held the asset it sold.
Beginning in 2013, a 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, interest, dividends, and net gain from investments of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.
Every January, each of your Funds will send you and the IRS a statement called Form 1099 showing the amount of taxable distributions you received (including those reinvested in additional shares) in the previous calendar year.
Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. The 3.8% Medicare contribution tax (discussed above) will apply to gains from the sale or exchange of Fund shares.
Average Cost Calculation. Each shareholder is responsible for tax reporting and Fund share cost calculation. To facilitate your tax reporting, each Fund provides you with an average cost statement with your 1099 tax form. This average cost statement is based on transaction activity in an account for the period during which you held the account directly with the Fund.
Buying Into a Distribution. Purchasing a Fund’s shares in a taxable account shortly before a distribution by the Fund is sometimes called “buying into a distribution.” You pay income taxes on a distribution whether you reinvest the distribution in shares of the Fund or receive it in cash. In addition, you pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought shares of the Fund.
A Fund may build up capital gains during the period covered by a distribution (over the course of the year, for example) when securities in the Fund’s portfolio are sold at a profit. After subtracting any capital losses, the Fund distributes those gains to you and other shareholders, even if you did not own the shares when the gains occurred (if you did not hold the Fund earlier in the year, for example), and you incur the full tax liability on the distribution.

AQR Funds	174	Prospectus

Non-U.S. Income Taxes. Investment income received by a Fund from sources within non-U.S. countries may be subject to non-U.S. income taxes withheld at the source. If a Fund pays nonrefundable taxes to non-U.S. countries during the year, the taxes will reduce the Fund’s return. However, if a Fund qualifies for, and makes, a special election, such non-U.S. taxes paid by the Fund will be included as an amount deemed distributed to shareholders as taxable income, and you may be able to claim an offsetting credit or deduction on your tax return for your share of these non-U.S. taxes.
For United Kingdom tax purposes, one or more of the Funds may apply for U.K. “reporting fund status”, which, if approved by U.K. tax authorities and implemented by a Fund, may allow certain U.K.-based investors certain tax benefits. Persons potentially subject to U.K. income tax should consult their personal tax advisors.
Backup Withholding. You must furnish to the Funds your properly certified social security or other tax identification number to avoid federal income tax backup withholding on dividends, distributions and redemption proceeds. If you do not do so or the IRS informs the Fund that your tax identification number is incorrect, the Fund may be required to withhold 28% of your taxable distributions and redemption proceeds. Because each Fund must promptly pay to the IRS all amounts withheld, it is usually not possible for a Fund to reimburse you for amounts withheld. You may claim the amount withheld as a credit on your federal income tax return.
Beginning in 2014, the Code will impose a U.S. withholding tax of 30% on payments (including gross proceeds, beginning in 2017) that are attributable to certain U.S. investments and made to a non-U.S. financial institution, including a non-U.S. investment fund. Each Fund will withhold at this rate on certain of its distributions (including redemptions) unless any non-U.S. financial institution shareholder complies with certain reporting requirements to the IRS or, if applicable, local revenue authorities, in respect of its direct and indirect U.S. investors. Non-U.S. financial institution shareholders should consult their own tax advisors regarding the possible implications of these requirements on their investment in a Fund.

AQR Funds	175	Prospectus

Financial Highlights
The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the periods. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports on the financial statements containing the financial highlights, are included in the representative Fund’s annual report, which is available upon request.
	PER SHARE OPERATING PERFORMANCE
	Change in Net Assets Resulting from Operations				Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR GLOBAL EQUITY FUND CLASS I
For the year ended December 31, 2012[5]	$ 9.99	0.20	1.69	1.89	(0.29)	(0.24)	(0.53)
For the year ended December 31, 2011[5]	$10.97	0.21	(0.95)	(0.74)	(0.11)	(0.13)	(0.24)
For the year ended 12/31/2010[5]	$10.00	0.16	1.25	1.41	(0.36)	(0.08)	(0.44)
AQR GLOBAL EQUITY FUND CLASS N
For the year ended December 31, 2012[5]	$ 9.97	0.16	1.70	1.86	(0.27)	(0.24)	(0.51)
For the year ended December 31, 2011[5]	$10.97	0.16	(0.94)	(0.78)	(0.09)	(0.13)	(0.22)
For the year ended 12/31/2010†,[5]	$10.00	0.13	1.25	1.38	(0.33)	(0.08)	(0.41)
AQR INTERNATIONAL EQUITY FUND CLASS I
For the year ended December 31, 2012[5]	$ 8.60	0.20	1.76	1.96	(0.32)	—	(0.32)
For the year ended December 31, 2011†,[5]	$10.45	0.21	(1.78)	(1.57)	(0.21)	(0.07)	(0.28)
For the year ended December 31, 2010†,[5]	$ 9.78	0.16	0.84	1.00	(0.24)	(0.09)	(0.33)
For the period ended 9/30/09[6]—12/31/09†,[5]	$10.00	(0.01)	0.22	0.21	(0.14)	(0.29)	(0.43)
AQR INTERNATIONAL EQUITY FUND CLASS N
For the year ended December 31, 2012[5]	$ 8.76	0.19	1.76	1.95	(0.28)	—	(0.28)
For the year ended December 31, 2011[5]	$10.61	0.20	(1.83)	(1.63)	(0.15)	(0.07)	(0.22)
For the year ended December 31, 2010[5]	$ 9.91	0.14	0.88	1.02	(0.23)	(0.09)	(0.32)
For the period ended 9/30/09[6]—12/31/09†,[5]	$10.00	—	0.20	0.20	—	(0.29)	(0.29)
AQR EMERGING DEFENSIVE EQUITY FUND CLASS I
For the period ended 7/09/12[8]—12/31/12[5]	$10.00	0.10	0.94	1.04	(0.09)	(0.03)	(0.12)
AQR EMERGING DEFENSIVE EQUITY FUND CLASS N
For the period ended 7/09/12[8]—12/31/12[5]	$10.00	0.08	0.94	1.02	(0.06)	(0.03)	(0.09)
AQR INTERNATIONAL DEFENSIVE EQUITY FUND CLASS I
For the period ended 7/09/12[8]—12/31/12[5]	$10.00	0.10	0.67	0.77	(0.06)	(0.04)	(0.10)
AQR INTERNATIONAL DEFENSIVE EQUITY FUND CLASS N
For the period ended 7/09/12[8]—12/31/12[5]	$10.00	0.08	0.68	0.76	(0.03)	(0.04)	(0.07)
*	Annualized for periods less than one year.
†	Redemption fees of less than $0.005 per share were incurred by the share class.
1	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
3	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.
4	Portfolio turnover is not annualized.
5	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
6	Commencement of offering of shares.
7	The ratio is not representative of what the ratio would be if the Fund class had operated for a longer period of time. Certain non-recurring expenses incurred by the Fund were not annualized for the period ended December 31, 2012.
8	Commencement of operations.

AQR Funds	176	Prospectus

		RATIOS/SUPPLEMENTAL DATA
			Ratios to Average Net Assets of:*
Net Asset Value, End of Period	Total Return[1,2]	Net Assets, End of Period	Expenses, Net of Reimbursements and/or Waivers[3]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[3]	Expenses, Before Reimbursements and/or Waivers[3]	Net Investment Income (Loss)	Portfolio Turnover Rate[4]

$11.35	18.95%	$ 626,448	0.95%	0.94%	1.41%	1.83%	87%
$ 9.99	(6.68)%	$ 2,102,815	0.96%	0.95%	2.03%	1.90%	59%
$10.97	14.12%	$ 1,841,838	0.79%	0.79%	0.79%	1.41%	72%

$11.32	18.67%	$ 517,504	1.25%	1.24%	1.87%	1.51%	87%
$ 9.97	(7.03)%	$ 2,019,253	1.27%	1.26%	3.22%	1.46%	59%
$10.97	13.83%	$ 1,497,723	1.10%	1.10%	1.10%	1.28%	72%

$10.24	22.87%	$196,971,397	0.91%	0.90%	0.91%	2.17%	74%
$ 8.60	(15.00)%	$138,229,387	0.94%	0.93%	0.94%	2.13%	60%
$10.45	10.40%	$ 85,968,655	0.90%	0.90%	1.03%	1.72%	93%
$ 9.78	2.20%	$ 44,016,038	0.90%	0.90%	1.01%	(0.47)%	29%

$10.43	22.41%	$ 15,561,822	1.28%	1.27%	1.28%	2.00%	74%
$ 8.76	(15.27)%	$ 1,166,515	1.35%	1.34%	2.18%	1.96%	60%
$10.61	10.40%	$ 1,472,368	1.25%	1.25%	3.50%	1.51%	93%
$ 9.91	2.04%	$ 5,785	1.25%	1.25%	472.86% [7]	(0.07)%	29%

$10.92	10.39%	$ 5,402,251	1.15%	1.15%	4.14%	1.92%	38%

$10.93	10.22%	$ 1,804,269	1.40%	1.40%	5.41%	1.67%	38%

$10.67	7.69%	$ 5,366,031	0.90%	0.90%	5.00%	1.91%	81%

$10.69	7.62%	$ 850,270	1.15%	1.15%	6.96%	1.61%	81%

AQR Funds	177	Prospectus

	PER SHARE OPERATING PERFORMANCE
	Change in Net Assets Resulting from Operations				Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR MANAGED FUTURES STRATEGY FUND CLASS I
For the year ended December 31, 2012[5]	$ 9.57	(0.12)	0.40	0.28	(0.07)	—	(0.07)
For the year ended December 31, 2011†,[5]	$10.30	(0.12)	(0.53)	(0.65)	(0.04)	(0.04)	(0.08)
For the period ended 1/06/10[6]—12/31/10†,[5]	$10.00	(0.12)	0.66	0.54	(0.09)	(0.15)	(0.24)
AQR MANAGED FUTURES STRATEGY FUND CLASS N
For the year ended December 31, 2012[5]	$ 9.55	(0.14)	0.39	0.25	(0.07)	—	(0.07)
For the year ended December 31, 2011†,[5]	$10.28	(0.15)	(0.52)	(0.67)	(0.02)	(0.04)	(0.06)
For the period ended 1/06/10[6]—12/31/10†,[5]	$10.00	(0.15)	0.66	0.51	(0.08)	(0.15)	(0.23)
AQR RISK-BALANCED COMMODITIES STRATEGY FUND CLASS I
For the period ended 7/09/12[6]—12/31/12[5]	$10.00	(0.05)	(0.08)	(0.13)	—	—	—
AQR RISK-BALANCED COMMODITIES STRATEGY FUND CLASS N
For the period ended 7/09/12[6]—12/31/12[5]	$10.00	(0.06)	(0.08)	(0.14)	—	—	—
AQR RISK PARITY FUND CLASS I
For the year ended December 31, 2012[5]	$10.62	—	1.49	1.49	(0.14)	(0.48)	(0.62)
For the year ended December 31, 2011†,[5]	$10.28	0.04	0.51	0.55	(0.21)	(0.00) [9]	(0.21)
For the period ended 9/30/10[6]—12/31/10	$10.00	0.02	0.38	0.40	(0.12)	—	(0.12)
AQR RISK PARITY FUND CLASS N
For the year ended December 31, 2012[5]	$10.59	(0.03)	1.50	1.47	(0.11)	(0.48)	(0.59)
For the year ended December 31, 2011†,[5]	$10.27	0.03	0.49	0.52	(0.20)	(0.00) [9]	(0.20)
For the period ended 9/30/10[6]—12/31/10†	$10.00	0.01	0.38	0.39	(0.12)	—	(0.12)
AQR RISK PARITY II MV FUND CLASS I
For the period ended 11/05/12[6]—12/31/12[5]	$10.00	—	0.19	0.19	(0.02)	—	(0.02)
AQR RISK PARITY II MV FUND CLASS N
For the period ended 11/05/12[6]—12/31/12[5]	$10.00	—	0.18	0.18	—	—	—
AQR RISK PARITY II HV FUND CLASS I
For the period ended 11/05/12[6]—12/31/12[5]	$10.00	0.01	0.23	0.24	(0.03)	—	(0.03)
AQR RISK PARITY II HV FUND CLASS N
For the period ended 11/05/12[6]—12/31/12[5]	$10.00	(0.01)	0.25	0.24	(0.01)	—	(0.01)
AQR MULTI-STRATEGY ALTERNATIVE FUND CLASS I
For the year ended December 31, 2012[5]	$ 9.70	(0.17)	0.40	0.23	(0.01)	(0.02)	(0.03)
For the period ended 7/18/11[6]—12/31/11[5]	$10.00	(0.05)	(0.21)	(0.26)	(0.04)	—	(0.04)
AQR MULTI-STRATEGY ALTERNATIVE FUND CLASS N
For the year ended December 31, 2012[5]	$ 9.69	(0.23)	0.45	0.22	—	(0.02)	(0.02)
For the period ended 7/18/11[6]—12/31/11[5]	$10.00	(0.06)	(0.21)	(0.27)	(0.04)	—	(0.04)
*	Annualized for periods less than one year.
†	Redemption fees of less than $0.005 per share were incurred by the share class.
1	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
3	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.
4	Portfolio turnover is not annualized.
5	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
6	Commencement of operations.
7	Amount is less than $.005 per share.
8	For the year ended December 31, 2011, a service provider contributed $354,026 into the Fund to compensate the Fund for a loss incurred due to a valuation error. The impact of this contribution increased the Fund’s total return by 0.21%.
9	For the year ended December 31, 2011, the Advisor contributed $208,438 into the Fund to compensate the Fund for a loss incurred due to a trade processing error. The impact of the Advisor’s contribution increased the Fund’s total return by 0.14%.

AQR Funds	178	Prospectus

		RATIOS/SUPPLEMENTAL DATA
			Ratios to Average Net Assets of:*
Net Asset Value, End of Period	Total Return[1,2]	Net Assets, End of Period	Expenses, Net of Reimbursements and/or Waivers[3]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[3]	Expenses, Before Reimbursements and/or Waivers[3]	Net Investment Income (Loss)	Portfolio Turnover Rate[4]

$ 9.78	2.99%	$2,136,959,054	1.25%	1.25%	1.25%	(1.24)%	0%
$ 9.57	(6.37)%	$1,078,662,373	1.25%	1.25%	1.30%	(1.22)%	0%
$10.30	5.41%	$ 657,237,349	1.25%	1.25%	1.28%	(1.27)%	0%

$ 9.73	2.68%	$ 527,318,143	1.50%	1.50%	1.52%	(1.48)%	0%
$ 9.55	(6.59)%	$ 476,854,001	1.50%	1.50%	1.57%	(1.47)%	0%
$10.28	5.12%	$ 271,043,038	1.50%	1.50%	1.56%	(1.54)%	0%

$ 9.87	(1.30)%	$ 63,330,812	1.05%	1.05%	1.72%	(1.04)%	0%

$ 9.86	(1.40)%	$ 2,206,303	1.30%	1.30%	4.00%	(1.30)%	0%

$11.49	14.05%	$ 868,660,662	0.95%	0.95%	0.95%	(0.03)%	72%
$10.62	5.45% [8]	$ 337,526,380	0.95%	0.95%	1.06%	0.41%	66%
$10.28	3.98%	$ 12,747,565	0.95%	0.95%	3.80%	0.44%	19%

$11.47	13.89%	$ 170,953,453	1.20%	1.20%	1.23%	(0.26)%	72%
$10.59	5.12% [6]	$ 51,560,342	1.20%	1.20%	1.42%	0.30%	66%
$10.27	3.88%	$ 11,234,980	1.20%	1.20%	3.96%	0.22%	19%

$10.17	1.87%	$ 29,993,223	0.95%	0.95%	2.07%	0.18%	0%

$10.18	1.80%	$ 2,259,342	1.20%	1.20%	2.81%	(0.29)%	0%

$10.21	2.44%	$ 16,253,630	1.28%	1.15%	2.26%	0.53%	0%

$10.23	2.38%	$ 5,804,844	1.53%	1.40%	3.44%	(0.62)%	0%

$ 9.90	2.36%	$ 808,261,775	3.52%	1.98%	3.60%	(1.73)%	208%
$ 9.70	(2.57)% [7]	$ 257,168,435	2.23%	1.98%	2.59%	(1.09)%	133%

$ 9.89	2.22%	$ 43,104,252	3.76%	2.23%	3.93%	(2.32)%	208%
$ 9.69	(2.73)% [7]	$ 44,676,329	2.48%	2.23%	2.85%	(1.37)%	133%

AQR Funds	179	Prospectus

	PER SHARE OPERATING PERFORMANCE
	Change in Net Assets Resulting from Operations				Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR U.S. DEFENSIVE EQUITY FUND CLASS I
For the period ended 7/09/12[8]—12/31/12[5]	$10.00	0.14 [10]	0.10	0.24	(0.07)	(0.01)	(0.08)
AQR U.S. DEFENSIVE EQUITY FUND CLASS N
For the period ended 7/09/12[8]—12/31/12[5]	$10.00	0.08 [10]	0.15	0.23	(0.04)	(0.01)	(0.05)
AQR DIVERSIFIED ARBITRAGE FUND CLASS I
For the year ended December 31, 2012[5]	$ 10.89	0.10 [10]	0.24	0.34	(0.13)	(0.05)	(0.18)
For the year ended December 31, 2011†,[5]	$ 11.15	0.13	(0.02)	0.11	(0.09)	(0.28)	(0.37)
For the year ended December 31, 2010†	$ 10.80	0.06	0.46	0.52	(0.04)	(0.13)	(0.17)
For the period ended 1/15/09[8]—12/31/09†,[5]	$10.00	0.13	0.79	0.92	(0.03)	(0.09)	(0.12)
AQR DIVERSIFIED ARBITRAGE FUND CLASS N
For the year ended December 31, 2012[5]	$ 10.85	0.06 [10]	0.24	0.30	(0.09)	(0.05)	(0.14)
For the year ended December 31, 2011†,[5]	$ 11.12	0.10	(0.02)	0.08	(0.07)	(0.28)	(0.35)
For the year ended December 31, 2010†	$ 10.78	0.05	0.43	0.48	(0.01)	(0.13)	(0.14)
For the period ended 1/15/09[8]—12/31/09†,[5]	$10.00	0.10	0.79	0.89	(0.02)	(0.09)	(0.11)
AQR MOMENTUM FUND CLASS L
For the year ended December 31, 2012[5]	$ 13.89	0.26 [10]	2.16	2.42	(0.25)	—	(0.25)
For the year ended December 31, 2011†,[5]	$ 14.40	0.15	(0.54)	(0.39)	(0.09)	(0.03)	(0.12)
For the year ended December 31, 2010†	$ 12.19	0.06	2.21	2.27	(0.02)	(0.04)	(0.06)
For the period ended 7/09/09[8]—12/31/09†,[5]	$10.00	0.07	2.48	2.55	(0.05)	(0.31)	(0.36)
AQR MOMENTUM FUND CLASS N
For the period ended 12/17/12[6]—12/31/12[5]	$16.02	0.01 [10]	0.02	0.03	—	—	—
AQR SMALL CAP MOMENTUM FUND CLASS L
For the year ended December 31, 2012[5]	$ 13.89	0.22 [10]	2.50	2.72	(0.18)	—	(0.18)
For the year ended December 31, 2011†,[5]	$ 14.39	0.04	(0.42)	(0.38)	(0.02)	(0.10)	(0.12)
For the year ended December 31, 2010†	$ 11.40	0.03	3.13	3.16	(0.03)	(0.14)	(0.17)
For the period ended 7/09/09[8]—12/31/09†,[5]	$10.00	0.04	2.06	2.10	(0.03)	(0.67)	(0.70)
AQR SMALL CAP MOMENTUM FUND CLASS N
For the period ended 12/17/12[6]—12/31/12[5]	$16.09	0.02 [10]	0.32	0.34	—	—	—
*	Annualized for periods less than one year.
†	Redemption fees of less than $0.005 per share were incurred by the share class.
1	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
3	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.
4	Portfolio turnover is not annualized.
5	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
6	Commencement of offering of shares.
7	The ratio is not representative of what the ratio would be if the Fund class had operated for a longer period of time. Certain non-recurring expenses incurred by the Fund were not annualized for the period ended December 31, 2012.
8	Commencement of operations.
9	For the year ended December 31, 2010, the Adviser contributed $544,199 into the Fund to compensate the Fund for a loss incurred due to trade processing errors. The impact of the Advisor’s contribution increased the total return by 0.08%.
10	For the year ended December 31, 2012 certain Funds received special dividends which materially impacted the Net Investment Income Per Share and Net Investment Income Ratio. These dividends are not expected to continue in the future. Had these special dividends not been received the Net Investment Income Per Share and Net Investment Income Ratio would have been as follows:

AQR Funds	180	Prospectus

		RATIOS/SUPPLEMENTAL DATA
			Ratios to Average Net Assets of:*
Net Asset Value, End of Period	Total Return[1,2]	Net Assets, End of Period	Expenses, Net of Reimbursements and/or Waivers[3]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[3]	Expenses, Before Reimbursements and/or Waivers[3]	Net Investment Income (Loss)	Portfolio Turnover Rate[4]

$10.16	2.34%	$ 7,841,840	0.75%	0.75%	3.90%	2.90% [10]	141%

$10.18	2.29%	$ 420,890	1.00%	1.00%	9.36%	1.70% [10]	141%

$ 11.05	3.13%	$1,752,723,858	2.30%	1.21%	2.32%	0.88% [10]	312%
$ 10.89	0.99%	$1,456,748,122	2.75%	1.20%	2.84%	1.18%	298%
$ 11.15	4.81%	$ 824,237,659	2.59%	1.20%	2.62%	1.13%	361%
$10.80	9.24%	$ 160,026,814	2.46%	1.20%	3.25%	1.30%	482%

$ 11.01	2.83%	$ 761,371,466	2.62%	1.52%	2.62%	0.57% [10]	312%
$ 10.85	0.68%	$ 651,790,519	3.05%	1.50%	3.08%	0.89%	298%
$ 11.12	4.52%	$ 382,758,131	2.89%	1.50%	2.92%	0.85%	361%
$10.78	8.88%	$ 79,054,890	2.69%	1.50%	3.42%	0.98%	482%

$ 16.06	17.49%	$ 490,441,577	0.50%	0.49%	0.58%	1.69% [10]	68%
$ 13.89	(2.68)%	$ 302,755,284	0.50%	0.49%	0.67%	1.07%	162%
$ 14.40	18.60%	$ 124,491,353	0.49%	0.49%	0.98%	1.37%	180%
$12.19	25.58%	$ 6,932,575	0.49%	0.49%	5.08%	1.23%	163%

$16.05	0.19%	$ 58,421,736	0.75%	0.74%	0.82%	1.19% [10]	68%

$ 16.43	19.62%	$ 145,769,751	0.66%	0.65%	0.72%	1.44% [10]	73%
$ 13.89	(2.62)%	$ 100,534,354	0.66%	0.65%	0.85%	0.26%	121%
$ 14.39	27.69%	$ 54,504,582	0.65%	0.65%	1.85%	0.66%	380%
$11.40	21.24%	$ 3,239,605	0.65%	0.65%	7.53%	0.65%	136%

$16.43	2.11%	$ 10,214	0.90%	0.90%	135.33% [7]	3.36% [10]	73%
FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO
AQR U.S. Defensive Equity Fund—Class I	$0.11	2.58%
AQR U.S. Defensive Equity Fund—Class N	0.05	1.38
AQR Diversified Arbitrage Fund—Class I	0.08	0.73
AQR Diversified Arbitrage Fund—Class N	0.04	0.42
AQR Momentum Fund—Class L	0.24	1.57
AQR Momentum Fund—Class N	0.01	1.07
AQR Small Cap Momentum Fund—Class L	0.15	1.01
AQR Small Cap Momentum Fund—Class N	0.02	2.93

AQR Funds	181	Prospectus

	PER SHARE OPERATING PERFORMANCE
	Change in Net Assets Resulting from Operations				Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR INTERNATIONAL MOMENTUM FUND CLASS L
For the year ended December 31, 2012[5]	$11.37	0.29	1.74	2.03	(0.31)	—	(0.31)
For the year ended December 31, 2011†,[5]	$13.62	0.29	(2.26)	(1.97)	(0.28)	—	(0.28)
For the year ended December 31, 2010†	$11.98	0.08	1.62	1.70	(0.05)	(0.01)	(0.06)
For the period ended 7/09/09[8]—12/31/09†,[5]	$10.00	0.04	2.26	2.30	(0.09)	(0.23)	(0.32)
AQR INTERNATIONAL MOMENTUM FUND CLASS N
For the period ended 12/17/12[6]—12/31/12[5]	$12.95	—	0.13	0.13	—	—	—
AQR TAX-MANAGED MOMENTUM FUND CLASS L
For the period ended 1/27/12[8]—12/31/12[5]	$10.00	0.19 [9]	1.17	1.36	(0.14)	(0.09)	(0.23)
AQR TAX-MANAGED MOMENTUM FUND CLASS N
For the period ended 12/17/12[6]—12/31/12[5]	$11.12	0.01 [9]	—	0.01	—	—	—
AQR TAX-MANAGED SMALL CAP MOMENTUM FUND CLASS L
For the period ended 1/27/12[8]—12/31/12[5]	$10.00	0.19 [9]	1.11	1.30	(0.15)	—	(0.15)
AQR TAX-MANAGED SMALL CAP MOMENTUM FUND CLASS N
For the period ended 12/17/12[6]—12/31/12[5]	$10.91	0.02 [9]	0.22	0.24	—	—	—
AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND CLASS L
For the period ended 1/27/12[8]—12/31/12[5]	$10.00	0.23	1.22	1.45	(0.19)	(0.02)	(0.21)
AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND CLASS N
For the period ended 12/17/12[6]—12/31/12[5]	$11.14	—	0.10	0.10	—	—	—
*	Annualized for periods less than one year.
1	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
3	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.
4	Portfolio turnover is not annualized.
5	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
6	Commencement of offering of shares.
7	The ratio is not representative of what the ratio would be if the Fund class had operated for a longer period of time. Certain non-recurring expenses incurred by the Fund were not annualized for the period ended December 31, 2012.
8	Commencement of operations.
9	For the year ended December 31, 2012 certain Funds received special dividends which materially impacted the Net Investment Income Per Share and Net Investment Income Ratio. These dividends are not expected to continue in the future. Had these special dividends not been received the Net Investment Income Per Share and Net Investment Income Ratio would have been as follows:

AQR Funds	182	Prospectus

		RATIOS/SUPPLEMENTAL DATA
			Ratios to Average Net Assets of:*
Net Asset Value, End of Period	Total Return[1,2]	Net Assets, End of Period	Expenses, Net of Reimbursements and/or Waivers[3]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[3]	Expenses, Before Reimbursements and/or Waivers[3]	Net Investment Income (Loss)	Portfolio Turnover Rate[4]

$13.09	17.92%	$127,673,412	0.66%	0.65%	0.80%	2.41%	116%
$11.37	(14.42)%	$ 77,224,911	0.66%	0.65%	0.97%	2.23%	203%
$13.62	14.20%	$ 62,091,379	0.65%	0.65%	1.46%	1.44%	269%
$11.98	23.08%	$ 29,762,053	0.65%	0.65%	2.22%	0.63%	160%

$13.08	1.00%	$ 11,102	0.90%	0.90%	132.42% [7]	0.25%	116%

$11.13	13.67%	$ 6,040,821	0.55%	0.54%	4.57%	1.89% [9]	93%

$11.13	0.09%	$ 10,008	0.79%	0.79%	15.32% [7]	2.41% [9]	93%

$11.15	13.01%	$ 3,434,992	0.71%	0.70%	5.77%	1.91% [9]	93%

$11.15	2.20%	$ 10,218	0.95%	0.95%	12.32% [7]	4.19% [9]	93%

$11.24	14.46%	$ 5,738,743	0.71%	0.70%	5.28%	2.38%	131%

$11.24	0.90%	$ 10,089	0.95%	0.95%	15.82% [7]	0.15%	131%
FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO
AQR Tax—Managed Momentum Fund—Class L	$0.17	1.76%
AQR Tax—Managed Momentum Fund—Class N	0.01	2.28
AQR Tax—Managed Small Cap Momentum Fund—Class L	0.12	1.26
AQR Tax—Managed Small Cap Momentum Fund—Class N	0.02	3.54

AQR Funds	183	Prospectus

Glossary of Terms
The following is a glossary of terms used throughout this prospectus and their definitions. This glossary is set forth solely for reference purposes. The terms summarized or referenced in this glossary are qualified in their entirety by the prospectus itself.

1940 Act	the Investment Company Act of 1940, as amended
Adviser	AQR Capital Management, LLC
Advisory Agreement	the Investment Advisory Agreement or Investment Management Agreement, as applicable, under which the Adviser serves as investment adviser to the AQR Funds
Alpha	the risk-adjusted level of outperformance of a portfolio over its benchmark
Barclays U.S. Aggregate Bond Index	the Barclays U.S. Aggregate Bond Index is a market-weighted index comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity
Board of Trustees	the Board of Trustees of the AQR Funds or any duly authorized committee thereof, as permitted by applicable law
BofA Merrill Lynch 3-Month Treasury Bill Index	the BofA Merrill Lynch 3-Month Treasury Bill Index is designed to measure the performance of high-quality short-term cash-equivalent investments. Indexes are unmanaged and one cannot invest directly in an index
Business Day	each day during which the NYSE is open for trading
Code	the Internal Revenue Code of 1986, as amended
Convertible security(ies)	fixed-income securities that are convertible into common stock
Distributor	ALPS Distributors, Inc.
Global Equity Benchmark or MSCI World Index	the MSCI World Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada
Good order	a purchase, exchange or redemption order is in “good order” when a Fund, its Distributor and/or its agent, receives all required information, including properly completed and signed documents
International Equity Benchmark or MSCI EAFE Index	the MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, excluding the United States and Canada
IRS	the Internal Revenue Service
MSCI World ex-USA Index	the MSCI World ex-USA Total Return Index with Net Dividends Unhedged in U.S. Dollars, a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, excluding the United States
Momentum	the Adviser considers a security to have positive momentum primarily if it has a return over the prior twelve months that ranks in the top third of its relevant universe at the time of purchase. In assessing positive momentum, the Adviser may also consider additional factors, such as the security’s return over the most recent month and other time periods. The criteria the Adviser uses for determining positive momentum may change from time to time
Mutual fund	an investment company registered under the 1940 Act that pools the money of many investors and invests it in a variety of securities in an effort to achieve a specific objective over time
NAV	the net asset value of a particular Fund
NYSE	the New York Stock Exchange
Rule 12b-1 Plan	a plan pursuant to Rule 12b-1 under the 1940 Act, which permits a fund to pay distribution and shareholder servicing expenses out of fund assets
Russell 1000® Index	the Russell 1000® Index measures the performance of the large and mid-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 90% of the U.S. market. Indexes are unmanaged and one cannot invest directly in an index
Russell 2000® Index	the Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Indexes are unmanaged and one cannot invest directly in an index

AQR Funds	184	Prospectus

S&P 500® Index	The S&P 500 Index is a capitalization-weighted index of 500 stocks that is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing a broad range of industries. The component stocks are weighted according to the total float-adjusted market value of their outstanding shares
SEC	U.S. Securities and Exchange Commission
Subsidiary	AQR Managed Futures Strategy Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Managed Futures Strategy Fund, or the AQR Risk Parity Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Risk Parity Fund, or the AQR Multi-Strategy Alternative Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Multi-Strategy Alternative Fund, or the AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Risk-Balanced Commodities Strategy Fund, or the AQR Risk-Balanced Commodities Strategy LV Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Risk-Balanced Commodities Strategy LV Fund, or the AQR Risk Parity II MV Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Risk Parity II MV Fund, or the AQR Risk Parity II HV Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Risk Parity II HV Fund, as applicable, each organized under the laws of the Cayman Islands as an exempted company
Sub-Adviser	CNH Partners, LLC
Total return	the percentage change, over a specified time period, in a mutual fund’s NAV, assuming the reinvestment of all distributions of dividends and capital gains
Tracking Error or Tracking Risk	a measure of how closely a portfolio follows the index to which it is benchmarked. It measures the standard deviation of the difference between the portfolio and index returns
Transfer Agent	ALPS Fund Services, Inc.
Trust	AQR Funds, a Delaware statutory trust
Volatility	a statistical measure of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk

AQR Funds	185	Prospectus

You may wish to read the Statement of Additional Information for more information about the Funds. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is considered to be part of this prospectus.
You may obtain free copies of the Funds’ Statement of Additional Information, request other information, and discuss your questions about the Funds by writing or calling:
AQR Funds
P.O. Box 2248
Denver, CO 80201-2248
(866) 290-2688
The requested documents will be sent within three Business Days of your request.
You may also obtain the Funds’ Statement of Additional Information, along with other information, free of charge, by visiting the Funds’ Web site at www.aqrfunds.com.
Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Fund documents may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.
Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
AQR Funds
Investment Company Act File No.: 811-22235

Privacy Notice for Individual Shareholders
The AQR Funds (the “ Trust”) is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.
Why this Privacy Policy Applies to You
You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Trust, and are therefore covered by this privacy policy.
What We do to Protect Your Personal Information
We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.
Personal Information that We Collect and May Disclose
As part of providing you with the Trust’s products and services, we may obtain nonpublic personal information about you from the following sources:
•	Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;
•	Information about your transactions with us, such as your account balances, payment history and account activity; and
•	Information from public records we may access in the ordinary course of business.
When We May Disclose Your Personal Information to Unaffiliated Third Parties
We will only share your personal information collected, as described above, with unaffiliated third parties:
•	At your request;
•	When you authorize us to process or service a transaction or product (unaffiliated third parties in this instance may include service providers such as the Trust’s distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);
•	With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or
•	When required by law to disclose such information to appropriate authorities.
We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.
What We do with Personal Information about Our Former Customers
If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

AQR Funds Prospectus
May 1, 2013
Class Y Shares
AQR Global Equity Fund
AQR International Equity Fund
This prospectus contains important information about each Fund, including its investment objective, fees and expenses. For your benefit and protection, please read it before you invest and keep it for future reference. This prospectus relates only to the Class Y Shares of each Fund.
Fund	Ticker Symbol
AQR Global Equity Fund	AQGYX
AQR International Equity Fund	AQIYX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. In addition, your investment in any of the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in any of the Funds. The likelihood of loss may be greater if you invest for a shorter period of time.

AQR Global Equity Fund
Fund Summary – May 1, 2013
Ticker: Class Y/AQGYX
Investment Objective
The AQR Global Equity Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.10%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)	None
Redemption Fee (as a percentage of amount redeemed or exchanged)	0.10%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class Y
Management Fee	0.40%
Distribution (12b-1) fee	None
Other Expenses
Borrowing costs	0.01%
All other expenses	0.10%
Total Other Expenses	0.11%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.52%

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class Y Shares	$53	$167	$291	$653

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund seeks to outperform, after expenses, the MSCI World Index (the Global Equity Benchmark) while seeking to control its tracking error relative to this benchmark. The Fund will target an average forecasted tracking error of approximately 4.0% relative to the Global Equity Benchmark over a long-term business cycle, but actual tracking error will vary based on market conditions, sector positioning, securities selection and other factors. The Global Equity Benchmark is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada.
Generally, the Fund will invest in instruments of companies located in a number of different countries throughout the world, one of which may be the United States. Under normal circumstances, the Fund will invest significantly (at least 40%) in companies (i) organized or located outside the U.S., (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S., which the Fund considers as a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries outside of the U.S.).
The Adviser uses a set of value, momentum and economic factors to generate an investment portfolio based on the Adviser’s global asset allocation models and security selection procedures. The Adviser believes that a better risk-adjusted return may be achievable by applying both value and momentum strategies simultaneously.

AQR Funds	2	Prospectus

•	Value strategies favor securities that appear cheap based on fundamental measures, often as a result of distress or lack of favor. Examples of value strategies include using price-to-earnings and price-to-book ratios for choosing individual equities and countries, and interest rate differentials for choosing currencies.
•	Momentum strategies favor securities with strong short-term performance. Examples of momentum strategies include simple price momentum for choosing individual equities and countries, and foreign exchange rate momentum for selecting currencies.
•	In addition to these two main strategies, the Adviser may use a number of additional quantitative strategies based on the Adviser’s proprietary research.
In seeking to achieve its investment objective, the Fund may enter into both “long” and “short” positions in country exposures and currencies using derivative instruments. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying investment. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying investment.
Generally, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity and equity-related instruments (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps and depositary receipts). The Fund will invest in companies with a broad range of market capitalizations. The Fund has no market capitalization constraints. The Fund invests primarily in securities comprising the Global Equity Benchmark and also invests to some extent in securities outside the Global Equity Benchmark which the Adviser deems to have similar investment characteristics to the securities comprising the Global Equity Benchmark. The Fund may invest in or use options, warrants, equity swaps, financial futures contracts, forward foreign currency contracts and other types of derivative instruments in seeking to achieve its investment objective. A portion of the Fund’s assets may be held in cash or cash equivalents including, but not limited to, money market instruments, interests in short-term investment funds or shares of money market or short-term bond funds. However, under normal market conditions net economic exposure to the equity markets (i.e. the total value of equity positions plus the net notional value of equity derivatives) will generally equal at least 95% of the Fund’s net assets.
The Adviser believes that the management of transaction costs should be considered when determining whether an investment is attractive. Transaction costs include commissions, bid-ask spreads, market impact and time delays (time between decision and implementation when a market may move for or against you). The Adviser considers transaction costs both in its forecasting model and optimization process to seek to ensure that trades for the Fund will remain attractive after transaction costs are reflected.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.
Common Stock Risk: Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.
Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.
Derivatives Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options on futures contracts, swaps and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

AQR Funds	3	Prospectus

•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange traded funds ("ETFs"), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid Cap Securities Risk: The prices of securities of mid cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy may suffer.
Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at

AQR Funds	4	Prospectus

a particular time or at an acceptable price. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.
Small Cap Securities Risk: While the Adviser believes these investments may provide significant potential for appreciation, they involve higher risks in some respects than do investments in stocks of larger companies. For example, prices of such stocks are often more volatile than prices of large-capitalization stocks. In addition, due to thin trading in some such stocks, an investment in these stocks may be more illiquid (i.e., harder to sell) than that of larger capitalization stocks. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.
Value Style Risk: Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
The performance information below shows summary information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. A privately offered fund managed by the Adviser was reorganized into the Fund on December 31, 2009, the date the Fund commenced operations. This privately offered fund was organized in March 2006 and commenced operations in June 2006 and had an investment objective, investment policies and restrictions that were, in all material respects, the same as those of the Fund. However, the privately offered fund was not registered as an investment company under the 1940 Act. In addition, this privately offered fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Code which, if applicable, might have adversely affected its performance.
The Fund’s performance for periods prior to December 31, 2009, the date the Fund commenced operations, is that of the privately offered fund. The privately offered fund’s expense ratio during the periods presented was lower than the Fund’s estimated expense ratio for Class Y Shares. The Fund has restated the privately offered fund’s performance to reflect the Fund’s fees, estimated expenses and fee waivers/expense limitations of Class Y Shares upon their initial offering.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance can be obtained by visiting http://www.aqrfunds.com.

AQR Funds	5	Prospectus

Class Y Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
22.12%% (2Q09)	-20.89% (4Q08)

During the first quarter of 2013, the Fund had a total return of 8.19% for Class Y Shares.
Average Annual Total Returns as of December 31, 2012
The following table compares the Fund’s average annual total returns for Class Y Shares as of December 31, 2012 to the Global Equity Benchmark. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception (June 30, 2006)
AQR Global Equity Fund
Return Before Taxes	19.45%	-0.31%	2.42%
Return After Taxes on Distributions	18.31%	-0.79%	2.04%
Return After Taxes on Distributions and Sale of Fund Shares	13.56%	-0.41%	1.96%
MSCI World Index (reflects no deductions for fees, expenses or taxes)	15.83%	-1.18%	2.35%

After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	December 31, 2009	Managing and Founding Principal of the Adviser
John M. Liew, Ph.D., M.B.A.	December 31, 2009	Founding Principal of the Adviser
Ronen Israel, M.A.	December 31, 2009	Principal of the Adviser
Oktay Kurbanov, M.B.A.	December 31, 2009	Principal of the Adviser
Lars N. Nielsen, M.Sc.	December 31, 2009	Principal of the Adviser

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 12 of the Prospectus.

AQR Funds	6	Prospectus

AQR International Equity Fund
Fund Summary – May 1, 2013
Ticker: Class Y/AQIYX
Investment Objective
The AQR International Equity Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.10%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)	None
Redemption Fee (as a percentage of amount redeemed or exchanged)	0.10%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class Y
Management Fee	0.45%
Distribution (12b-1) fee	None
Other Expenses
Borrowing costs	0.01%
All other expenses	0.10%
Total Other Expenses	0.11%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.58%

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class Y Shares	$59	$186	$324	$726

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund seeks to outperform, after expenses, the MSCI EAFE Index (the International Equity Benchmark) while seeking to control its tracking error relative to this benchmark. The Fund will target a forecasted tracking error generally in the range of 3 - 7% relative to the International Equity Benchmark over a long-term business cycle, but actual tracking error will vary based on market conditions, sector positioning, securities selection and other factors. The International Equity Benchmark is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, excluding the United States and Canada.
The Adviser uses a set of value, momentum and economic factors to generate an investment portfolio based on the Adviser’s global asset allocation models and security selection procedures. The Adviser believes that a better risk-adjusted return may be achievable by applying both value and momentum strategies simultaneously:
•	Value strategies favor securities that appear cheap based on fundamental measures, often as a result of distress or lack of favor. Examples of value strategies include using price-to-earnings and price-to-book ratios for choosing individual equities and countries, and interest rate differentials for choosing currencies.
•	Momentum strategies favor securities with strong short-term performance. Examples of momentum strategies include simple price momentum for choosing individual equities and countries, and foreign exchange rate momentum for selecting currencies.

AQR Funds	7	Prospectus

•	In addition to these two main strategies, the Adviser may use a number of additional quantitative strategies based on the Adviser’s proprietary research.
Generally, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity and equity-related instruments (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps and depositary receipts). The Fund will invest in companies with a broad range of market capitalizations, including smaller capitalization companies The Fund invests primarily in securities comprising the International Equity Benchmark and also invests to some extent in securities outside the International Equity Benchmark which the Adviser deems to have similar investment characteristics to the securities comprising the International Equity Benchmark. The Fund may invest in or use options, warrants, equity swaps, financial futures contracts, forward foreign currency contracts and other types of derivative instruments in seeking to achieve its investment objective. A portion of the Fund’s assets will be held in cash or cash equivalents including, but not limited to, money market instruments, interests in short-term investment funds or shares of money market or short-term bond funds.
The Fund may invest to a lesser extent in securities of issuers in countries and currencies not included in the International Equity Benchmark. However, the Adviser does not currently expect such securities to be a significant component of the Fund’s investment portfolio.
The Adviser believes that the management of transaction costs should be considered when determining whether an investment is attractive. Transaction costs include commissions, bid-ask spreads, market impact and time delays (time between decision and implementation when a market may move for or against you). The Adviser considers transaction costs both in its forecasting model and optimization process to seek to ensure that trades for the Fund will remain attractive after transaction costs are reflected.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.
Common Stock Risk: Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.
Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.
Derivatives Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, swaps and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

AQR Funds	8	Prospectus

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange traded funds ("ETFs"), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid Cap Securities Risk: The prices of securities of mid cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy may suffer.
Small Cap Securities Risk: While the Adviser believes these investments may provide significant potential for appreciation, they involve higher risks in some respects than do investments in stocks of larger companies. For example, prices of such stocks are often more volatile than prices of large-capitalization stocks. In addition, due to thin trading in some such stocks, an investment in these stocks may be more illiquid (i.e., harder to sell) than that of larger capitalization stocks. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.
Value Style Risk: Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

AQR Funds	9	Prospectus

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. A privately offered fund managed by the Adviser was reorganized into the Fund on August 28, 2009, the date the Fund commenced operations. This privately offered fund was organized in June 2004 and commenced operations in July 2004 and had an investment objective, investment policies and restrictions that were, in all material respects, the same as those of the Fund. However, the privately offered fund was not registered as an investment company under the 1940 Act. In addition, this privately offered fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Code, which, if applicable, might have adversely affected its performance.
The Fund’s performance for periods prior to August 28, 2009, the date the Fund commenced operations, is that of the privately offered fund. The privately offered fund’s total annual fund operating expenses during the periods presented were lower than the Fund’s estimated total annual fund operating expenses for Class Y Shares. The Fund has restated the privately offered fund’s performance to reflect the Fund’s fees, estimated expenses and fee waivers/expense limitations of Class Y Shares upon their initial offering.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance can be obtained by visiting http://www.aqrfunds.com.
Class Y Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.
Highest Quarterly Return	Lowest Quarterly Return
26.30% (2Q09)	-25.03% (3Q08)

During the first quarter of 2013, the Fund had a total return of 5.14% for Class Y Shares.
Average Annual Total Returns as of December 31, 2012
The following table compares the Fund’s average annual total returns for Class Y Shares as of December 31, 2012 to the International Equity Benchmark. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception (July 31, 2004)
AQR International Equity Fund
Return Before Taxes	23.26%	-2.66%	6.07%
Return After Taxes on Distributions	22.34%	-3.34%	5.63%
Return After Taxes on Distributions and Sale of Fund Shares	15.57%	-2.54%	5.10%
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	17.32%	-3.69%	1.91%

After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.

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Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	August 28, 2009	Managing and Founding Principal of the Adviser
John M. Liew, Ph.D., M.B.A.	August 28, 2009	Founding Principal of the Adviser
Ronen Israel, M.A.	August 28, 2009	Principal of the Adviser
Oktay Kurbanov, M.B.A.	August 28, 2009	Principal of the Adviser
Lars N. Nielsen, M.Sc.	August 28, 2009	Principal of the Adviser

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 12 of the Prospectus.

AQR Funds	11	Prospectus

Important Additional Information
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Class Y Shares of each Fund each day the NYSE is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-866-290-2688, by mail (c/o AQR Funds, P.O. Box 2248, Denver, CO 80201-2248), or by the Internet at www.aqrfunds.com. Each Fund’s initial and subsequent investment minimums for Class Y Shares generally are as follows:
Class Y Shares
Minimum Initial Investment	$10,000,000 for eligible institutional investors.
Minimum Subsequent Investment	None

TAX INFORMATION
Each Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund and the Adviser, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

AQR Funds	12	Prospectus

Details About the Funds
Glossary. To keep things simple, we have defined and explained a number of terms and concepts in a Glossary at the back of this prospectus. Terms that are in italics have definitions or explanations in the Glossary.
Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder.

AQR Funds	13	Prospectus

Details About the AQR Global Equity Fund
INVESTMENT OBJECTIVE
The AQR Global Equity Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to outperform, after expenses, the MSCI World Index (the Global Equity Benchmark) while seeking to control its tracking error relative to this benchmark. The Fund will target an average forecasted tracking error of approximately 4.0% relative to the Global Equity Benchmark over a long-term business cycle, but actual tracking error will vary based on market conditions, sector positioning, securities selection and other factors. The Global Equity Benchmark is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada.
Generally, the Fund will invest in instruments of companies located in a number of different countries throughout the world, one of which may be the United States. Under normal circumstances, the Fund will invest significantly (at least 40%) in companies (i) organized or located outside the U.S., (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S., which the Fund considers as a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries outside of the U.S.).
The Fund’s portfolio normally will be managed by both overweighting and underweighting securities, countries and currencies relative to the Global Equity Benchmark, using the Adviser’s proprietary quantitative return forecasting models and systematic risk-control methods. The Adviser starts with the securities that are included in the Global Equity Benchmark and augments them with additional securities that are deemed to have similar characteristics. From this investment universe, the Adviser employs a disciplined approach emphasizing both top-down country/currency allocation and bottom-up security selection decisions that include selection of individual stocks within industries as well as explicit industry/sector selection.
The Adviser uses a set of value, momentum and economic factors to generate an investment portfolio based on the Adviser’s global asset allocation models and security selection procedures. The Adviser believes that a better risk-adjusted return may be achievable by applying both value and momentum strategies simultaneously.
•	Value strategies favor securities that appear cheap based on fundamental measures, often as a result of distress or lack of favor. Examples of value strategies include using price-to-earnings and price-to-book ratios for choosing individual equities and countries, and interest rate differentials for choosing currencies.
•	Momentum strategies favor securities with strong short-term performance. Examples of momentum strategies include simple price momentum for choosing individual equities and countries, and foreign exchange rate momentum for selecting currencies.
•	In addition to these two main strategies, the Adviser may use a number of additional quantitative strategies based on the Adviser’s proprietary research.

The Adviser views the selection of individual securities, countries and currencies as three independent decisions. The Adviser may utilize country index futures, index swaps and foreign currency forwards to overweight or underweight the country and currency exposure of the overall portfolio relative to the Global Equity Benchmark.
In seeking to achieve its investment objective, the Fund may enter into both “long” and “short” positions in country exposures and currencies using derivative instruments. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying investment. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying investment. Short positions in any currency generally will not exceed -20% of the net assets of the Fund. For example, if 5% of the Fund’s net assets are invested in Swiss stocks held long, generally the Fund’s collective short positions in Swiss francs would be 25% or less of the Fund’s net assets. Foreign currency denominated stock positions and the notional value of foreign currency spot and forward positions are included in determining aggregate long and short currency positions.
Short positions in the equity of issuers in a particular country generally will not exceed -12% of the net assets of the Fund. In other words, the total value of stock positions held long in a country, plus the notional value of equity derivatives providing long exposure to issuers in that country, minus the notional value of equity derivatives providing short exposure to issuers in that country must be greater than -12% of the Fund’s net assets. For example, if 3% of the net assets of the Fund are invested in Spanish equities, generally the largest short position in Spanish equity futures would be 15% of the Fund’s net assets.
Generally, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity and equity-related instruments (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps and depositary receipts). The Fund will invest in companies with a broad range of market capitalizations. The Fund has no market capitalization constraints. The Fund invests primarily in securities comprising the Global Equity Benchmark and also invests to some extent in securities outside the Global Equity Benchmark which the Adviser deems to have similar investment characteristics to the securities comprising the Global Equity Benchmark. The Fund may invest in or use options, warrants, equity swaps, financial futures contracts, forward foreign currency contracts and other types of derivative instruments in seeking to achieve its investment objective. A portion of the Fund’s assets may be held in cash or cash equivalents including, but not limited to, money market instruments, interests in short-term investment funds or shares of money market or short-term bond funds. However, under normal market conditions, net economic exposure to the equity markets (i.e. the total value of equity positions plus the net notional value of equity derivatives) will generally equal at least 95% of the Fund’s net assets.

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In general, the Fund expects to be broadly diversified, typically holding the securities of between 600 and 900 different issuers. The Fund generally will not invest more than 5% of its net assets, measured at the time of purchase, in a single class of the securities of any issuer within the Global Equity Benchmark. The Fund will also be diversified by sector under normal market conditions. The maximum allocation of Fund assets to any particular global sector relative to the weighting of that sector in the Global Equity Benchmark, generally will not exceed (or be less than) 15%. Equity derivatives that gain exposure to countries, rather than individual stocks or sectors, are excluded from these sector exposure calculations.
The Fund may invest to a lesser extent in securities of issuers, countries and currencies not included in the Global Equity Benchmark. However, the Adviser does not currently expect such securities to be a significant component of the Fund’s investment portfolio.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
The Adviser believes that the management of transaction costs should be considered when determining whether an investment is attractive. Transaction costs include commissions, bid-ask spreads, market impact and time delays (time between decision and implementation when a market may move for or against you). The Adviser considers transaction costs both in its forecasting model and optimization process to seek to ensure that trades for the Fund will remain attractive after transaction costs are reflected.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.

AQR Funds	15	Prospectus

Details About the AQR International Equity Fund
INVESTMENT OBJECTIVE
The AQR International Equity Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to outperform, after expenses, the MSCI EAFE Index (the International Equity Benchmark) while seeking to control its tracking error relative to this benchmark. The Fund will target a forecasted tracking error generally in the range of 3 - 7% relative to the International Equity Benchmark over a long-term business cycle, but actual tracking error will vary based on market conditions, sector positioning, securities selection and other factors. The International Equity Benchmark is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, excluding the United States and Canada.
The Fund’s portfolio normally will be managed by both overweighting and underweighting securities, countries and currencies relative to the International Equity Benchmark, using the Adviser’s proprietary quantitative return forecasting models and systematic risk-control methods. The Adviser starts with the securities that are included in the International Equity Benchmark and augments them with additional securities that are deemed to have similar characteristics. From this investment universe, the Adviser employs a disciplined approach emphasizing both top-down country/currency allocation and bottom-up security selection decisions that include selection of individual stocks within industries as well as explicit industry/sector selection.
The Adviser uses a set of value, momentum and economic factors to generate an investment portfolio based on the Adviser’s global asset allocation models and security selection procedures. The Adviser believes that a better risk-adjusted return may be achievable by applying both value and momentum strategies simultaneously:
•	Value strategies favor securities that appear cheap based on fundamental measures, often as a result of distress or lack of favor. Examples of value strategies include using price-to-earnings and price-to-book ratios for choosing individual equities and countries, and interest rate differentials for choosing currencies.
•	Momentum strategies favor securities with strong short-term performance. Examples of momentum strategies include simple price momentum for choosing individual equities and countries, and foreign exchange rate momentum for selecting currencies.
•	In addition to these two main strategies, the Adviser may use a number of additional quantitative strategies based on the Adviser’s proprietary research.
The Adviser views the selection of individual securities, countries and currencies as three independent decisions. The Adviser may utilize country index futures, index swaps and foreign currency forwards to overweight or underweight the country and currency exposure of the overall portfolio relative to the International Equity Benchmark.
Generally, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity and equity-related instruments (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps and depositary receipts). The Fund will invest in companies with a broad range of market capitalizations, including smaller capitalization companies. The Fund invests primarily in securities comprising the International Equity Benchmark and also invests to some extent in securities outside the International Equity Benchmark which the Adviser deems to have similar investment characteristics to the securities comprising the International Equity Benchmark. The Fund may invest in or use options, warrants, equity swaps, financial futures contracts, forward foreign currency contracts and other types of derivative instruments in seeking to achieve its investment objective. A portion of the Fund’s assets will be held in cash or cash equivalents including, but not limited to, money market instruments, interests in short-term investment funds or shares of money market or short-term bond funds.
The Fund may invest to a lesser extent in securities of issuers in countries and currencies not included in the International Equity Benchmark. However, the Adviser does not currently expect such securities to be a significant component of the Fund’s investment portfolio.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
The Adviser believes that the management of transaction costs should be considered when determining whether an investment is attractive. Transaction costs include commissions, bid-ask spreads, market impact and time delays (time between decision and implementation when a market may move for or against you). The Adviser considers transaction costs both in its forecasting model and optimization process to seek to ensure that trades for the Fund will remain attractive after transaction costs are reflected.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.

AQR Funds	16	Prospectus

How the Funds Pursue Their Investment Objectives
INVESTMENT TECHNIQUES
In addition to the principal investment strategies described above, each of the Funds may employ the following technique in pursuing their investment objectives.
Securities Lending. To attempt to increase its income or total return, each Fund may lend its portfolio securities to certain types of eligible borrowers. A Fund may lend its portfolio securities to certain types of eligible borrowers in amounts up to 331/3% of its net assets, which may include collateral. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities. Collateral will be received and maintained by a Fund’s custodian concurrent with delivery of the loaned securities and kept in a segregated account or designated on the records of the custodian for the benefit of a Fund. A Fund has a right to call a loan at any time and require the borrower to redeliver the borrowed securities to the Fund within the settlement time specified in the loan agreement or be subject to a “buy in”. A Fund will generally not have the right to vote securities while they are being loaned, but it is expected that the Adviser will call a loan in anticipation of any important vote. Securities lending will be conducted by a securities lending agent approved by the Trust’s Board of Trustees. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. A Fund will only enter into loan arrangements with borrowers on the approved list. Dividend equivalent payments received on portfolio securities that have been lent will not be eligible for designation as qualified dividend income or for the dividends renewed deduction.
Temporary Defensive Positions: For temporary defensive purposes, each Fund may restrict the markets in which it invests and may hold uninvested cash or invest without limitation in cash equivalents such as money market instruments, U.S. treasury bills, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds, even if the investments are inconsistent with the Fund’s principal investment strategies. To the extent a Fund invests in these temporary investments in this manner, the Fund may not achieve its investment objective.
As each Fund may invest in derivative instruments pursuant to its investment strategy, each Fund may employ the following technique in pursuing its investments objectives.
Segregation of Assets. As an open-end investment company registered with the SEC, each Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of futures contracts that are not contractually required to cash settle, for example, each Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, each Fund is permitted to set aside liquid assets in an amount equal to each Fund’s daily marked-to-market net obligations (i.e., each Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.
Each Fund generally will use its money market instruments to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. As a result of their segregation, the short-term debt securities (or any other liquid asset segregated) may not be used for other operational purposes. The Adviser will monitor each Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of each Fund’s portfolio investments.

AQR Funds	17	Prospectus

Risk Factors
All investments, including those in mutual funds, have risks, and no one investment is suitable for all investors. Each Fund is intended for long-term investors. Your investment may be subject to the risks described below if you invest in a Fund, based on the risks identified for a particular Fund in that Fund’s description above.
Common Stock Risk (all Funds): Each Fund invests significantly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company’s assets, including debt holders and preferred stockholders. Therefore, a Fund could lose money if a company in which it invests becomes financially distressed.
Counterparty Risk (all Funds): A Fund may enter into various types of derivative contracts  as described below. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by a Fund.
Currency Risk (all Funds): The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.
Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such foreign countries and in the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such foreign countries, the United States and other countries important to international trade and finance. Governments may use a variety of techniques, such as intervention by their central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of these foreign currencies could be affected by the actions of sovereign governments and central banks, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.
Derivatives Risk (all Funds): The Adviser may make use of futures, forwards, swaps and other forms of derivative contracts. In general, a derivative contract (including options, as described below) typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. The use of derivative instruments also exposes a Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options on futures contracts, options (both written and purchased), swaps, and forward currency exchange contracts. Risks of these instruments include:
•	that interest rates, securities prices and currency markets will not move in the direction that the portfolio managers anticipate;
•	that prices of the instruments and the prices of underlying securities, interest rates or currencies they are designed to reflect do not move together as expected;
•	that the skills needed to use these strategies are different than those needed to select portfolio securities;
•	the possible absence of a liquid secondary market for any particular instrument and, for exchange-traded instruments, possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;
•	that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited);
•	particularly in the case of privately-negotiated instruments, that the counterparty will not perform its obligations, which could leave a Fund worse off than if it had not entered into the position;
•	the inability to close out certain hedged positions to avoid adverse tax consequences, and the fact that some of these instruments, such as credit default swaps, may have uncertain tax implications for the Funds;
•	the fact that “speculative position limits” imposed by the CFTC and certain futures exchanges on net long and short positions may require the Funds to limit or unravel positions in certain types of instruments; the CFTC has recently adopted new rules that will apply a new aggregation standard for position limits purposes, which may further limit the Fund’s ability to trade futures contracts and swaps; and
•	the high levels of volatility some of these instruments may exhibit, in some cases due to the high levels of leverage an investor may achieve with them.

AQR Funds	18	Prospectus

Foreign Investments Risk  (all Funds): A Fund’s investments in foreign instruments, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:
•	Counterparty Risk: A Fund may enter into foreign investment instruments with a counterparty, which will subject the Fund to counterparty risk (see “Counterparty Risk” above).
•	Currency Risk: The risk that changes in currency exchange rates will negatively affect instruments denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Funds’ investments in instruments denominated in a foreign currency or may widen existing losses. To the extent that a Fund is invested in foreign instruments while also maintaining currency positions, it may be exposed to greater combined risk. A Fund’s net currency positions may expose it to risks independent of its securities positions.
•	Geographic Risk: If a Fund concentrates its investments in issuers located or doing business in any country or region, factors adversely affecting that country or region will affect the Fund’s net asset value more than would be the case if the Fund had made more geographically diverse investments. The economies and financial markets of certain regions, such as Latin America or Asia, can be highly interdependent and decline all at the same time.
•	Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Fund’s foreign investments, potentially including expropriation and nationalization, confiscatory taxation, and the potential difficulty of repatriating funds to the United States.
•	Regulatory Risk: Issuers of foreign instruments and foreign instruments markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
•	Transaction Costs Risk: The costs of buying and selling foreign instruments, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.
•	Use of Foreign Currency Forward Agreements: Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause a Fund to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
Forward and Futures Contract Risk (all Funds): The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk  (all Funds): The Adviser from time to time, employs various hedging techniques. The success of a Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.
Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase.For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a Fund from achieving the intended hedge or expose a Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.
Investment in Other Investment Companies Risk (All Funds): As with other investments, investments in other investment companies, including exchange traded funds ("ETFs"), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Manager Risk  (all Funds): If a Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

AQR Funds	19	Prospectus

Market Risk (all Funds): Each Fund is subject to market risk, which is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Market risk applies to every Fund investment. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid Cap Securities Risk (all Funds): The prices of securities of mid cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk (all Funds): Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful.
Some of the models used by the Adviser for one or more Funds are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Momentum Style Risk (all Funds): Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy may suffer.
Short Sale Risk (AQR Global Equity Fund): A Fund may enter into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. Before the Fund replaces a borrowed security, it is required to designate on its books cash or liquid assets as collateral to cover the Fund’s short position, marking the collateral to market daily. This obligation limits the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.
Small Cap Securities Risk  (all Funds): The Fund may invest its assets in the stocks of companies with smaller market capitalizations. While the Adviser believes these investments may provide significant potential for appreciation, they involve higher risks in some respects than do investments in stocks of larger companies. For example, prices of such stocks are often more volatile than prices of large-capitalization stocks. In addition, due to thin trading in some such stocks, an investment in these stocks may be more illiquid (i.e., harder to sell) than that of larger capitalization stocks. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Swap Agreements Risk (all Funds): Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.
Value Style Risk (all Funds): Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.
Volatility Risk  (all Funds): A Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
Each Fund may also be subject to certain other risks associated with its investments and investment strategies, including:
CFTC Regulation Risk (all Funds): The Adviser is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator (“CPO”) of registered investment companies, including the Fund. Until the CFTC’s proposed harmonization rules with respect to registered investment companies are finalized and take effect, the Adviser is not subject to the CFTC’s recordkeeping, reporting and disclosure requirements with respect to the Fund. It is unclear in what form the final harmonization rules will be adopted and the impact they will have on the Fund. While compliance with such rules may increase the Fund’s expenses, the Adviser does not expect that such compliance will materially adversely affect the ability of the Fund to achieve its objective. Although the

AQR Funds	20	Prospectus

Adviser does not rely on CFTC Rule 4.5 to exclude the Adviser from registration as the CPO of the Fund, if the final harmonization rules are more onerous than currently expected, the Adviser will evaluate whether it may be able to rely on the exclusion with respect to the Fund without impacting the Fund’s investment strategy.
Securities Lending Risk (all Funds): A Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, each of the Funds is responsible for any loss that might result from its investment of the borrower’s collateral.
Portfolio Holdings Disclosure
A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.
The Adviser may make available certain information about each Fund’s portfolio prior to the public dissemination of portfolio holdings, including, but not limited to, the Fund’ s portfolio characteristics data; the Fund’s country, currency and sector exposures; and a Fund’s performance attribution, including contributors/ detractors to Fund performance, by posting such information to the Fund’s website (www.aqrfunds.com) or upon reasonable request made to the Fund or the Adviser.
Change In Objective
Each Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. Shareholders will normally receive at least 30 days’ written notice of any change in a Fund’s investment objective.

AQR Funds	21	Prospectus

Management of the Funds
AQR Funds is organized as a Delaware statutory trust (“Trust”). The Trust is governed by a Board of Trustees that is responsible for overseeing all business activities of the Trust.
The Funds’ Adviser is AQR Capital Management, LLC, a Delaware limited liability company formed in 1998. Subject to the overall authority of the Board of Trustees, the Adviser furnishes continuous investment supervision and management to the Funds’ portfolios and also furnishes office space, equipment, and management personnel. The Adviser’s address is Two Greenwich Plaza, Greenwich, CT 06830.
The Adviser is an investment management firm that employs a disciplined multi-asset, global research process. (AQR stands for Applied Quantitative Research). Until the launch of the AQR Funds in January 2009, the Adviser’s investment products have been primarily provided through a limited set of collective investment vehicles and separate accounts that utilize all or a subset of the Adviser’s investment strategies. The Adviser also serves as a sub-adviser to several registered investment companies. These investment products range from aggressive, high volatility and market-neutral alternative strategies, to low volatility, more traditional benchmark-driven products. The Adviser and its affiliates had approximately $70.8 billion in assets under management as of December 31, 2012.
Investment decisions are made by the Adviser using a series of global asset allocation, arbitrage, and security selection models, and implemented using proprietary trading and risk-management systems. The Adviser believes that a systematic and disciplined process is essential to achieving long-term success in investment and risk management. The principals of the Adviser have been pursuing the research supporting this approach since the late 1980s, and have been implementing this approach in one form or another since 1993. The research conducted by principals and employees of the Adviser has been published in a variety of professional journals since 1991. Please see the Adviser’s website (www.aqr.com) for additional information regarding the published papers written by the Adviser’s principals and other personnel.
The Adviser’s founding principals, Clifford S. Asness, Ph.D., M.B.A., David G. Kabiller, CFA, Robert J. Krail, and John M. Liew, Ph.D., M.B.A., and several colleagues founded the Adviser in January 1998. Each of the Adviser’s founding principals was formerly at Goldman Sachs, & Co., where Messrs. Asness, Krail, and Liew comprised the senior management of the Quantitative Research Group at Goldman Sachs Asset Management (GSAM). At GSAM, the team managed both traditional (managed relative to a benchmark) and non-traditional (managed seeking absolute returns) mandates. The founding principals formed the Adviser to build upon the success achieved at GSAM while enabling key professionals to devote a greater portion of their time to research and investment product development. The Adviser manages assets for institutional investors both in the United States and globally. The Adviser is based in Greenwich, Connecticut and employs approximately 315 people as of the date of this prospectus.
Each Fund pays an investment advisory fee to the Adviser for serving as investment adviser, as reflected below and expressed as a percentage of average daily net assets.
Fund
AQR Global Equity Fund	0.40%
AQR International Equity Fund	0.45%
A discussion regarding the basis of the Board of Trustees’ approval of the AQR Global Equity Fund’s and the AQR International Equity Fund’s current Advisory Agreement with the Adviser is available in the Funds’ semi-annual report to shareholders for the period ended June 30, 2012.
Each Fund is managed by a team of investment professionals. The portfolio managers of the Adviser responsible for the oversight of the Funds are Messrs. Clifford S. Asness, Ph.D., M.B.A., John M. Liew, Ph.D., M.B.A., Ronen Israel, M.A., Oktay Kurbanov, M.B.A. and Lars N. Nielsen, M.Sc. Each of Messrs. Asness, Liew, Israel, Kurbanov and Nielsen served as portfolio managers of (i) the privately offered fund which was reorganized into the AQR Global Equity Fund from June 2006, the commencement of operations, through December 31, 2009, the date the privately offered fund was reorganized into the AQR Global Equity Fund; and (ii) the privately offered fund which was reorganized into the AQR International Equity Fund from July 2004, the commencement of operations, through August 28, 2009, the date the privately offered fund was reorganized into the AQR International Equity Fund.
The portfolio managers of each Fund are jointly and primarily responsible for overseeing the day-to-day management of the Fund, as well as setting the Fund’s overall investment strategy. Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.
Clifford S. Asness, Ph.D., M.B.A., is the Managing and Founding Principal of the Adviser. Dr. Asness co-founded the Adviser in 1998 and serves as its chief investment officer. He earned a B.S. in economics from the Wharton School and a B.S. in engineering from the Moore School of Electrical Engineering at the University of Pennsylvania, as well as an M.B.A. and a Ph.D. in finance from the University of Chicago.
John M. Liew, Ph.D., M.B.A., is a Founding Principal of the Adviser. Dr. Liew co-founded the Adviser in 1998 and heads its Global Asset Allocation team, overseeing the research, portfolio management and trading associated with that strategy. Dr. Liew earned a B.A. in economics, an M.B.A. and a Ph.D. in finance from the University of Chicago.
Ronen Israel, M.A., is a Principal of the Adviser. Mr. Israel joined the Adviser in 1999 and heads its Global Alternative Premia group, focusing on portfolio management and research. Mr. Israel earned a B.S. in economics and a B.A.S. in biomedical science from the University of Pennsylvania, and an M.A. in mathematics from Columbia University.
Oktay Kurbanov, M.B.A., is a Principal of the Adviser. Mr. Kurbanov joined the Adviser at its inception in 1998 and runs the portfolio management team within the Global Asset Allocation group. He earned a B.S. in physics and mathematics from the University of Michigan, and an M.B.A. from the Stern School of Business at New York University.

AQR Funds	22	Prospectus

Lars N. Nielsen, M.Sc., is a Principal of the Adviser. Mr. Nielsen joined the Adviser in 2000, oversees research in the Global Stock Selection and Global Asset Allocation teams, and is a part of the portfolio management teams for several hedge funds and long-only portfolios. He earned a B.Sc. and M.Sc. in economics from the University of Copenhagen.
From time to time, a manager, analyst, or other employee of the Adviser or any of its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Adviser or any other person within the Adviser’s organization. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of a Fund.

AQR Funds	23	Prospectus

Investing With the AQR Funds
Each Fund offers more than one class of shares. Each class of a Fund’s shares has a pro rata interest in the Fund’s investment portfolio, but differs as to expenses, distribution arrangements and the types of investors who may be eligible to invest in the share class. This prospectus only describes the Class Y Shares of the Funds. The other share classes of the Funds are offered in a separate prospectus. Call 1-866-290-2688 to obtain more information concerning the Funds’ other share classes, including the prospectus for these other share classes.
ELIGIBILITY TO BUY CLASS Y SHARES
Each Fund’s Class Y Shares are offered exclusively to institutional clients of the Adviser with whom, as of the date of this prospectus, (i) a separate services and reporting agreement has been entered into with the Adviser, and (ii) such clients have invested in a Fund an amount equal to or above $10,000,000.
Prior to investing, non-U.S. residents should consult a qualified tax and/or legal adviser about whether purchasing shares of a Fund is a suitable investment given legal and tax ramifications; some non-U.S. residents may not be permitted to invest in a Fund depending on applicable laws and regulations. In addition, investors from countries that are members of the European Union are not permitted to invest in any Fund without the prior consent of the Fund.
The Funds reserve the right to refuse any request to purchase shares.
INVESTMENT MINIMUMS—CLASS Y SHARES
The minimum initial account size is $10,000,000 for eligible institutional investors. There is no minimum subsequent investment amount. The Funds have the discretion to waive or reduce the above minimum investment requirements.
SUBSCRIPTION AND REDEMPTION FEES
The Funds offered by this prospectus assess subscription and redemption fees on Class Y Shares. Subscription and redemption fees are assessed and retained by a Fund to help offset portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) caused by shareholder purchases and redemptions of shares. In essence, the fees are designed to allocate those costs (or an estimate of those costs) to the shareholder causing the activity. Subscription fees are not assessed on reinvestments of dividends. Redemption fees apply to redemptions of Class Y Shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).
A Fund may elect to waive part or all of the subscription or redemption fee on a transaction in Class Y Shares in circumstances in which a Fund determines in its discretion that the transactional activity will not cause part or all of the costs the fee is designed to offset, including when:
•	part or all of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase or other cash flow occurring on the same day; or
•	part or all of the purchase or redemption transaction is made in kind.
•	the magnitude of the transaction is deemed to be sufficiently small relative to the size of the Fund.
The subscription and redemption fee for each of the Funds may be adjusted from time to time to account for changes in the Funds’ investments.
TYPES OF ACCOUNTS—CLASS Y SHARES
You may set up your account in any of the following ways:
Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts can have two or more owners, and provide for rights of survivorship.
Trust for Established Employee Benefit or Profit-Sharing Plan. The trust or plan must be established before you can open an account and you must include the date of establishment of the trust or plan on your application.
Business or Organization. You may invest money on behalf of a corporation, association, partnership or similar institution. You should include a certified resolution with your application that indicates which officers are authorized to act on behalf of the entity.
SHARE PRICE
Net Asset Value. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of that Fund, is called the Fund’s net asset value (“NAV”) per share. Each Fund’s NAV per share is computed as of the scheduled close of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each day during which the NYSE is open for trading (a Business Day). Each Fund determines an NAV per share for each class of its shares. If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV per share of a Fund is computed by dividing the total current value of the assets of the Fund attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time the computation is made.

AQR Funds	24	Prospectus

The value of each Fund’s investments is generally determined based on readily available market quotations. The Funds may use pricing services to obtain readily available market quotations. The Funds value debt securities maturing less than 61 days from the date of purchase at amortized cost, which approximates value. Futures contracts are generally valued at the last quoted sales price on the application valuation date.
Foreign markets may be open at different times and on different days than the NYSE, meaning that the value of the Funds’ shares may change on days when shareholders are not able to buy or sell their shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. (Eastern time).
Where market quotations are not readily available, or if an available market quotation is determined not to be reliable, a security will be valued based on its fair value as determined in accordance with the valuation procedures approved by the Board of Trustees. When a security’s fair value is determined, the valuation may differ depending on the valuation method used by the Trust’s Valuation Committee. Shareholders who purchase or redeem shares when the value of one or more securities in a Fund’s portfolio have been determined using fair valuation procedures may receive more or less shares or redemption proceeds than they would have if the securities had not been valued using the fair valuation procedures.
The Funds normally value equity securities and futures contracts primarily traded on North American, Central American, South American and Caribbean markets as described above. However, the Funds have implemented and normally use fair value pricing on a daily basis for all equity securities that are not primarily traded on North American, Central American, South American and Caribbean markets because trading in these securities typically is completed at times that vary significantly from the closing of the NYSE. This fair value pricing process for foreign equity securities uses the quotations of an independent pricing service to value each such security unless (i) the pricing service does not provide prices for the security, in which event the Fund may use market value or fair value in accordance with the Trust’s Valuation Procedures or (ii) the Trust’s Valuation Sub-Committee determines that (a) a quote provided by the service does not accurately reflect the value of the security and (b) the use of another fair valuation methodology is appropriate. This policy is designed to help ensure that the Funds’ NAVs per share appropriately reflect their investments’ values at the time of pricing.
Futures contracts that are not primarily traded on North American, Central American, South American and Caribbean markets are normally valued at the settlement price of the exchange on which it is traded. If the Funds or the Adviser determine that the settlement price of the foreign exchange is not reliable, the futures contract will be valued based on its fair value as determined in accordance with the valuation procedures approved by the Board of Trustees.
Investments in open-end investment companies are valued at such investment company’s current day closing net asset value per share. Exchange-Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price. Equity, total return and commodity swap contracts are valued at fair value, based on the price of the underlying referenced instrument. Credit default swaps are valued daily primarily using independent pricing services or market makers. Interest rate swap contracts are valued at fair value as determined by an independent pricing service based on various valuation models which consider the terms of underlying contracts and market data inputs received from third parties.
You may obtain information as to the Fund’s NAV per share by visiting the Funds’ Web site at www.aqrfunds.com or by calling 1-866-290-2688.
GENERAL PURCHASING POLICIES
•	You may purchase a Fund’s Class Y Shares directly from the Fund at the NAV per share next determined following receipt of your purchase order in good order by a Fund, subject to a subscription fee. A purchase, exchange or redemption order is in “ good order” when a Fund, its Distributor and/or its agent, receives all required information, including properly completed and signed documents. Financial intermediaries authorized to accept purchase orders on behalf of a Fund are responsible for timely transmitting those orders to the Fund.
•	Once a Fund accepts your purchase order, you may not cancel or revoke it; however, you may redeem the shares. A Fund may withhold redemption proceeds until it is reasonably satisfied it has received your payment. This confirmation process may take up to 10 days.
•	Each Fund reserves the right to cancel any purchase or exchange order it receives if the Trust believes that it is in the best interest of a Fund’s shareholders to do so.
GENERAL REDEMPTION POLICIES
•	You may redeem the Funds' Class Y Shares at the NAV per share next-determined following receipt of your redemption order in good order by the Fund.
•	The Funds cannot accept a redemption request that specifies a particular redemption date or price.
•	Once a Fund accepts your redemption order, you may not cancel or revoke it.
•	The Funds generally will transmit redemption proceeds within seven days after receipt of your redemption request. If you recently made a purchase, the Funds may withhold redemption proceeds until they are reasonably satisfied that they have received your payment. This confirmation process may take up to 10 days.
•	The Funds reserve the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including the telephone exchange privilege, or its use in any manner by any person or class.

AQR Funds	25	Prospectus

Redemption in Kind. The Funds generally intend to pay all redemptions in cash. Each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s NAV during any 90-day period for any one shareholder. Redemptions in excess of those amounts may be paid in cash or paid wholly or partly by a distribution in kind of marketable securities, depending on the circumstances. Brokerage costs may be incurred by a shareholder who receives securities and desires to convert them to cash.
Excessive and Short-Term Trading. The Funds are intended for long-term investment purposes, and thus purchases, redemptions and exchanges of Fund shares should be made with a view toward long-term investment objectives. Excessive trading, short-term trading and other abusive trading activities may be detrimental to a Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative cost, harming Fund performance and diluting the value of shares. Such trading may also require a Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders. If your investment horizon is not long-term, then you should not invest in the Funds.
The Board of Trustees has adopted policies and procedures that seek to discourage and not accommodate excessive or short-term trading activities. These policies and procedures include the implementation of redemption fees, the use of fair value pricing of international securities and periodic review of shareholder trading activity and provide each Fund with the ability to suspend or terminate telephone or internet redemption privileges and any exchange privileges. In addition, the Funds reserve the right to refuse any purchase or exchange request that, in the view of the Adviser, could adversely affect any Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive short-term trading, or any order that may be viewed as market-timing activity. With respect to the review of shareholder trading activity, the Funds have set and utilize a set of criteria believed to serve as a preliminary indicator of market-timing and/or excessive short-term trading activity (referred to herein, as “Shareholder Criteria”) and review each account meeting this criteria. If, after review of these accounts, the transaction history of an account appears to indicate excessive short-term trading or market timing, the Fund will work with the Fund’s Transfer Agent to restrict or prohibit further purchases or exchanges of shares for the account. In addition, if the transaction history of an omnibus account appears to indicate the possibility of excessive trading, short-term trading or market timing, the Fund or the Adviser may request underlying shareholder information from the financial intermediary associated with the omnibus account pursuant to Rule 22c-2 under the 1940 Act. Upon receipt of the underlying shareholder information from the financial intermediary, the Fund or the Adviser will review any of the underlying shareholder accounts meeting the Shareholder Criteria and if the transaction history of an underlying shareholder appears to indicate excessive trading, short-term trading or market timing, the Adviser may instruct the financial intermediary to restrict or prohibit further purchases or exchanges of Fund shares by the underlying shareholder.
Despite the Funds’ efforts to detect and prevent abusive trading activity, there can be no assurance that the Funds will be able to identify all of those who may engage in abusive trading and curtail their activity in every instance.
OTHER POLICIES
No Certificates. The issuance of shares is recorded electronically on the books of the Funds. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of each Fund you own. You can rely on these statements in lieu of certificates. The Funds do not issue certificates representing shares of the Funds.
Frozen Accounts. The Funds may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.
Small Account Policy. Each of the Funds reserve the right, upon 60 days’ written notice, to redeem the shares of any shareholder whose account has a value of less than $10,000,000 in the Fund, other than as a result of a decline in the net asset value per share, or to permit an exchange for Class I or Class N Shares of the same Fund. This policy will not be implemented where the Fund has previously waived the minimum investment requirement for that shareholder. A Fund will not impose a redemption fee on an exchange of Class Y Shares for Class I Shares and/or Class N Shares of the same Fund.
Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account(s) to at least $10,000,000 before the redemption is processed. As a sale of your Fund shares, this redemption may have tax consequences.

AQR Funds	26	Prospectus

How to Buy Class Y Shares
HOW TO BUY SHARES
You can open an account and make an initial purchase of shares of the Funds directly from the Funds through the Funds’ Distributor, ALPS Distributors, Inc.
To open an account and make an initial purchase directly with the Funds, you can mail a check or other negotiable bank draft (payable to AQR Funds) in the applicable minimum amount, along with a completed and signed Account Application, to AQR Funds, AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. To obtain an Account Application, call 1-866-290-2688 or download one from www.aqrfunds.com. A completed Account Application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your tax identification number.
Payment must be in U.S. dollars by a check drawn on a bank in the United States, wire transfer or electronic transfer. The Funds will not accept cash, traveler’s checks, starter checks, money orders, third party checks (except for properly endorsed IRA rollover checks), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Shares purchased by checks that are returned will be canceled and you will be liable for any losses or fees incurred by the Fund or its agents, including bank handling charges for returned checks.
You may also purchase Fund shares by wire transfer from your bank account to your Fund account. To place a purchase by wire, please call 1-866-290-2688 for more information.
After you have opened an account, you can make subsequent purchases of shares of the Funds directly from the Funds. To purchase shares directly by mail, send your instruction and a check to AQR Funds at P.O. Box 2248, Denver, CO 80201-2248.
Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in a Fund.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in each Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of a Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
CUSTOMER IDENTIFICATION PROGRAM
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, the Funds must obtain the following information for each person that opens a new account:
•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.
You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.
Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.
eDELIVERY
eDelivery allows you to receive your quarterly account statements, transaction confirmations and other important information concerning your investment in the Funds online. Select this option on your account application to receive email notifications when quarterly statements and confirmations are available for you to view via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To establish eDelivery, call 1-866-290-2688 or visit www.aqrfunds.com.

AQR Funds	27	Prospectus

How to Redeem Class Y Shares
You may normally redeem your shares on any Business Day, i.e., any day during which the NYSE is open for trading. Redemptions of Class Y Shares are priced at the NAV per share next determined after receipt of a redemption request in good order by the Funds’ Distributor or the Fund, subject to a redemption fee.
None of the Funds, the Adviser, the Distributor and the Transfer Agent of the Funds, nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed to be genuine. The Funds will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include recording phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account.
BY TELEPHONE
You may redeem your shares by telephone if you choose that option on your Account Application. If you did not originally select the telephone option, you must provide written instructions to the Funds in order to add this option. The maximum amount that may be redeemed by telephone at any one time is $50,000. You may have the proceeds mailed to your address of record or wired to a bank account previously designated on the Account Application.
BY MAIL
To redeem by mail, you must send a written request for redemption to the Funds, AQR Funds, P. O. Box 2248, Denver, CO 80201-2248. The Funds’ Transfer Agent will require a Medallion Signature Guarantee. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as Medallion Signature Guarantees. The Medallion Signature Guarantee requirement will be waived if all of the following conditions apply (1) the redemption check is payable to the shareholder(s) of record, (2) the redemption check is mailed to the shareholder(s) at the address of record, (3) an application is on file with the Transfer Agent, and (4) the proceeds of the redemption are $50,000 or less. The Transfer Agent cannot send an overnight package to a post office box.
RETIREMENT ACCOUNTS
To redeem shares from an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account, you must mail a completed and signed Distribution Form to the Funds. You may not redeem shares of an IRA, Roth IRA, SIMPLE IRA, SEPIRA, 403(b) or other retirement account by telephone or via the Internet.
PAYMENTS OF REDEMPTION PROCEEDS
Redemption orders are valued at the NAV per share next determined (subject to the redemption fee if applicable) after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be made within seven days after receipt of a valid request for redemption. The Funds may temporarily stop redeeming shares or delay payment of redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell shares or accurately determine the value of assets, or if the SEC orders the Funds to suspend redemptions or delay payment of redemption proceeds.
At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 10 days or more. The Funds intend to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer. The Funds intend to pay cash for all shares redeemed, except in cases noted above under the heading “General Redemption Policies,” in which case payment for certain large redemptions may be made wholly or partly in portfolio securities that have a market value equal to the redemption price. You may incur brokerage costs in converting the portfolio securities to cash.
By Check
You may have a check for the redemption proceeds mailed to your address of record. To change the address to which a redemption check is to be mailed, you must send a written request with a Medallion Signature Guarantee to the Funds, AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.
By ACH Transfer
If your bank account is ACH active, you may have your redemption proceeds sent to your bank account via ACH transfer.
By Wire Transfer
You can arrange for the proceeds of a redemption to be sent by wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Funds Account Application. If a request for a wire redemption is received by the Funds prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV, and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire

AQR Funds	28	Prospectus

system. Delivery of the proceeds of a wire redemption request may be delayed by the Funds for up to seven days if deemed appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. The Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. You are responsible for any charges imposed by your bank. The Funds reserve the right to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 15 days. To change the name of the single bank account designated to receive wire redemption proceeds, you must send a written request with a Medallion Signature Guarantee to the Funds, AQR Funds, P. O. Box 2248, Denver, CO 80201-2248. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 will be charged by the Funds.

AQR Funds	29	Prospectus

Certain Payments
The Adviser (or an affiliate) may make payments out of its own resources to certain intermediaries or their affiliates offering shares of the Funds based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Adviser in connection with the sale or distribution of the Funds’ shares or the administration of shareholder accounts. The Adviser selects the intermediaries to which it or its affiliate makes payments. The Adviser and the Funds’ Distributor may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

AQR Funds	30	Prospectus

Distributions and Taxes
DISTRIBUTIONS
Each Fund distributes to its shareholders substantially all net investment income as dividends and any net capital gains realized from sales of the Fund’s portfolio securities. Each of the Funds expects to declare and pay dividends annually. Net realized long-term capital gains, if any, are paid to shareholders at least annually.
All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by check. If any check from a Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in additional Fund shares.
TAXES
The following discussion of U.S. and non-U.S. taxation applies only to U.S. shareholders and is not intended to be a full discussion of income tax laws and their effect. You may wish to consult your own tax advisor.
Taxes on Transactions. When you redeem shares, you will experience a capital gain or loss if there is a difference between the tax basis of your shares and the price you receive when you redeem them. The federal tax treatment will depend on how long you owned the shares and your individual tax position. Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. You may be subject to state and local taxes on your investment in a Fund, depending on the laws of your home state or locality.
Exchanges. If you exchange your shares of a Fund for shares of another class of the same Fund, it is not considered a taxable event and should not result in capital gain or loss. If you exchange your shares of a Fund for shares of another Fund, it is considered a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss.
Distributions. Distributions from investment income (dividends) and net short-term capital gains are taxable as ordinary income except as noted below. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held your Fund shares. Although a Fund will not be taxed on amounts it distributes, distributions will be taxable to you whether received in cash or reinvested in Fund shares, unless you hold your Fund shares in an individual retirement account or other tax-deferred account. These accounts are subject to complex tax rules and you should consult your tax advisor about which tax rules will apply to your investment.
The Trust will send you an annual statement to advise you as to the source of your distributions for tax purposes.
Taxes on Distributions. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the U.S., your distributions also may be taxed by the country in which you reside. Your distributions are taxable whether you take them in cash or reinvest them in additional shares.
For federal tax purposes, a Fund’s income and short-term capital gain distributions are taxed as ordinary income and long-term capital gain distributions are taxed as long-term capital gains, except that “qualified dividend income” of noncorporate investors who satisfy certain holding period requirements is taxed at long-term capital gain rates, which are 15% for individuals with income below $400,000 ($450,000 if married filing jointly), 20% for individuals with any income in excess of those amounts that is net long-term capital gain or qualified dividend income and 0% of certain income levels. The above income thresholds are adjusted annually for inflation. The character of a capital gain depends on the length of time that the Fund held the asset it sold.
Beginning in 2013, a 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, interest, dividends, and net gain from investments of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.
Every January, each of your Funds will send you and the IRS a statement called Form 1099 showing the amount of taxable distributions you received (including those reinvested in additional shares) in the previous calendar year.
Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. The 3.8% Medicare contribution tax (discussed above) will apply to gains from the sale or exchange of Fund shares.
Average Cost Calculation. Each shareholder is responsible for tax reporting and Fund share cost calculation. To facilitate your tax reporting, each Fund provides you with an average cost statement with your 1099 tax form. This average cost statement is based on transaction activity in an account for the period during which you held the account directly with the Fund.
Buying Into a Distribution. Purchasing a Fund’s shares in a taxable account shortly before a distribution by the Fund is sometimes called “buying into a distribution.” You pay income taxes on a distribution whether you reinvest the distribution in shares of the Fund or receive it in cash. In addition, you pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought shares of the Fund.
A Fund may build up capital gains during the period covered by a distribution (over the course of the year, for example) when securities in the Fund’s portfolio are sold at a profit. After subtracting any capital losses, the Fund distributes those gains to you and other shareholders, even if you did not own the shares when the gains occurred (if you did not hold the Fund earlier in the year, for example), and you incur the full tax liability on the distribution.

AQR Funds	31	Prospectus

Non-U.S. Income Taxes. Investment income received by a Fund from sources within non-U.S. countries may be subject to non-U.S. income taxes withheld at the source. If a Fund pays nonrefundable taxes to non-U.S. countries during the year, the taxes will reduce the Fund’s return. However, if a Fund qualifies for, and makes, a special election, such non-U.S. taxes paid by the Fund will be included as an amount deemed distributed to shareholders as taxable income, and you may be able to claim an offsetting credit or deduction on your tax return for your share of these non-U.S. taxes.
For United Kingdom tax purposes, one or more of the Funds may apply for U.K. “reporting fund status”, which, if approved by U.K. tax authorities and implemented by a Fund, may allow certain U.K.-based investors certain tax benefits. Persons potentially subject to U.K. income tax should consult their personal tax advisors.
Backup Withholding. You must furnish to the Funds your properly certified social security or other tax identification number to avoid federal income tax backup withholding on dividends, distributions and redemption proceeds. If you do not do so or the IRS informs the Fund that your tax identification number is incorrect, the Fund may be required to withhold 28% of your taxable distributions and redemption proceeds. Because each Fund must promptly pay to the IRS all amounts withheld, it is usually not possible for a Fund to reimburse you for amounts withheld. You may claim the amount withheld as a credit on your federal income tax return.
Beginning in 2014, the Code will impose a U.S. withholding tax of 30% on payments (including gross proceeds, beginning in 2017) that are attributable to certain U.S. investments and made to a non-U.S. financial institution, including a non-U.S. investment fund. Each Fund will withhold at this rate on certain of its distributions unless any non-U.S. financial institution shareholder complies with certain reporting requirements to the IRS or, if applicable, local revenue authorities, in respect of its direct and indirect U.S. investors. Non-U.S. financial institution shareholders should consult their own tax advisors regarding the possible implications of these requirements on their investment in a Fund.

AQR Funds	32	Prospectus

Financial Highlights
The financial highlights tables are intended to help you understand each Fund’s financial performance for Class Y Shares for each of the periods. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports on the financial statements containing the financial highlights, are included in the representative Fund’s annual report, which is available upon request.
	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR GLOBAL EQUITY FUND CLASS Y
For the year ended December 31, 2012†,[5]	$10.00	0.24	1.70	1.94	(0.35)	(0.24)	(0.59)
For the year ended December 31, 2011[5]	$10.99	0.24	(0.94)	(0.70)	(0.16)	(0.13)	(0.29)
For the year ended December 31, 2010[5]	$10.00	0.18	1.27	1.45	(0.38)	(0.08)	(0.46)
AQR INTERNATIONAL EQUITY FUND CLASS Y
For the year ended December 31, 2012†,[5]	$ 8.98	0.25	1.83	2.08	(0.35)	__	(0.35)
For the year ended December 31, 2011†,[5]	$10.89	0.28	(1.88)	(1.60)	(0.24)	(0.07)	(0.31)
For the year ended December 31, 2010†,[5]	$10.16	0.20	0.89	1.09	(0.27)	(0.09)	(0.36)
For the period ended 8/28/09[8]—12/31/09†,[5]	$10.00	0.03	0.57	0.60	(0.15)	(0.29)	(0.44)
*	Annualized for periods less than one year.
†	Redemption fees of less than $0.005 per share were incurred by the share class.
1	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
3	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.
4	Portfolio turnover is not annualized.
5	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
6	Commencement of offering of shares.
7 The ratio is not representative of what the ratio would be if the Fund class had operated for a longer period of time. Certain non-recurring expenses incurred by the Fund were not annualized for the period ended December 31, 2012.
8 Commencement of operations.

AQR Funds	33	Prospectus

		RATIOS/SUPPLEMENTAL DATA
			Ratios to Average Net Assets of:*
Net Asset Value, End of Period	Total Return[1,2]	Net Assets, End of Period	Expenses, Net of Reimbursements and/or Waivers[3]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[3]	Expenses, Before Reimbursements and/or Waivers[3]	Net Investment Income (Loss)	Portfolio Turnover Rate[4]

$11.35	19.45%	$474,412,574	0.51%	0.50%	0.51%	2.24%	87%
$10.00	(6.22)%	$397,662,333	0.52%	0.51%	0.52%	2.21%	59%
$10.99	14.54%	$424,346,157	0.50%	0.50%	0.71%	1.81%	72%

$10.71	23.26%	$474,563,739	0.56%	0.55%	0.56%	2.52%	74%
$ 8.98	(14.66)%	$348,681,473	0.58%	0.57%	0.58%	2.63%	60%
$10.89	10.84%	$371,799,177	0.55%	0.55%	0.77%	2.02%	93%
$10.16	6.08%	$360,491,107	0.55%	0.55%	0.98%	0.99%	29%

AQR Funds	34	Prospectus

Glossary of Terms
The following is a glossary of terms used throughout this prospectus and their definitions. This glossary is set forth solely for reference purposes. The terms summarized or referenced in this glossary are qualified in their entirety by the prospectus itself.

1940 Act	the Investment Company Act of 1940, as amended
Adviser	AQR Capital Management, LLC
Advisory Agreement	the Investment Advisory Agreement dated December 4, 2008 under which the Adviser serves as investment adviser to the AQR Funds
Alpha	the risk-adjusted level of outperformance of a portfolio over its benchmark
Board of Trustees	the Board of Trustees of the AQR Funds or any duly authorized committee thereof, as permitted by applicable law
Business Day	each day during which the NYSE is open for trading
Code	the Internal Revenue Code of 1986, as amended
Distributor	ALPS Distributors, Inc.
Global Equity Benchmark or MSCI World Index	the MSCI World Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada
Good order	a purchase, exchange or redemption order is in “good order” when a Fund, its Distributor and/or its agent, receives all required information, including properly completed and signed documents
International Equity Benchmark or MSCI EAFE Index	the MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, excluding the United States and Canada
IRS	the Internal Revenue Service
Momentum	the Adviser considers a security to have positive momentum primarily if it has a return over the prior twelve months that ranks in the top third of its relevant universe at the time of purchase. In assessing positive momentum, the Adviser may also consider additional factors, such as the security’s return over the most recent month and other time periods. The criteria the Adviser uses for determining positive momentum may change from time to time
Mutual fund	an investment company registered under the 1940 Act that pools the money of many investors and invests it in a variety of securities in an effort to achieve a specific objective over time
NAV	the net asset value of a particular Fund
NYSE	the New York Stock Exchange
SEC	U.S. Securities and Exchange Commission
Transfer Agent	ALPS Fund Services, Inc.
Total return	the percentage change, over a specified time period, in a mutual fund’s NAV, assuming the reinvestment of all distributions of dividends and capital gains
Tracking error or Tracking risk	a measure of how closely a portfolio follows the index to which it is benchmarked. It measures the standard deviation of the difference between the portfolio and index returns
Trust	AQR Funds, a Delaware statutory trust

AQR Funds	35	Prospectus

You may wish to read the Statement of Additional Information for more information about the Funds. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is considered to be part of this prospectus.
You may obtain free copies of the Funds’ Statement of Additional Information, request other information, and discuss your questions about the Funds by writing or calling:
AQR Funds
P.O. Box 2248
Denver, CO 80201-2248
1-866-290-2688
The requested documents will be sent within three Business Days of your request.
You may also obtain the Funds’ Statement of Additional Information, along with other information, free of charge, by visiting the Funds’ Web site at www.aqrfunds.com.
Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Fund documents may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.
Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
AQR FUNDS
Investment Company Act File No.: 811-22235

Privacy Notice for Individual Shareholders
The AQR Funds (the “ Trust”) is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.
Why this Privacy Policy Applies to You
You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Trust, and are therefore covered by this privacy policy.
What We do to Protect Your Personal Information
We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.
Personal Information that We Collect and May Disclose
As part of providing you with the Trust’s products and services, we may obtain nonpublic personal information about you from the following sources:
•	Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;
•	Information about your transactions with us, such as your account balances, payment history and account activity; and
•	Information from public records we may access in the ordinary course of business.
When We May Disclose Your Personal Information to Unaffiliated Third Parties
We will only share your personal information collected, as described above, with unaffiliated third parties:
•	At your request;
•	When you authorize us to process or service a transaction or product (unaffiliated third parties in this instance may include service providers such as the Trust’s distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);
•	With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or
•	When required by law to disclose such information to appropriate authorities.
We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.
What We do with Personal Information about Our Former Customers
If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

AQR Funds
Statement of Additional Information
U.S., INTERNATIONAL AND GLOBAL EQUITY FUNDS
AQR Global Equity Fund
AQR International Equity Fund
AQR U.S. Defensive Equity Fund
AQR International Defensive Equity Fund
AQR Emerging Defensive Equity Fund
ABSOLUTE RETURN FUNDS
AQR Diversified Arbitrage Fund
AQR Managed Futures Strategy Fund
AQR Risk Parity Fund
AQR Multi-Strategy Alternative Fund
AQR Risk-Balanced Commodities Strategy Fund
AQR Risk-Balanced Commodities Strategy LV Fund
AQR Risk Parity II MV Fund
AQR Risk Parity II HV Fund
AQR MOMENTUM FUNDS
AQR Momentum Fund
AQR Small Cap Momentum Fund
AQR International Momentum Fund
AQR Tax-Managed Momentum Fund
AQR Tax-Managed Small Cap Momentum Fund
AQR Tax-Managed International Momentum Fund
AQR CORE EQUITY FUNDS
AQR Core Equity Fund
AQR Small Cap Core Equity Fund
AQR International Core Equity Fund
May 1, 2013
Two Greenwich Plaza, 3rd Floor
Greenwich, CT 06830
1-866-290-2688
This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with each Prospectus of the above listed series of the AQR Funds dated May 1, 2013 (together the “Prospectus”) which has been filed with the Securities and Exchange Commission (“SEC”) and can be obtained, without charge, by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248 or calling the telephone number given above. This SAI is incorporated by reference in its entirety in the Prospectus. The Funds’ audited financial statements are incorporated into this SAI by reference to the Funds’ Annual Report to Shareholders for the fiscal period ended December 31, 2012. Copies of the Prospectus, SAI and the most current annual and semi-annual reports, when available, may be obtained without charge by writing the address or calling the phone number shown above. Each series of AQR Funds has distinct investment objectives and strategies.

Fund	Ticker Symbol
AQR Global Equity Fund
Class N	AQGNX
Class I	AQGIX
Class Y	AQGYX
AQR International Equity Fund
Class N	AQINX
Class I	AQIIX
Class Y	AQIYX
AQR Diversified Arbitrage Fund
Class N	ADANX
Class I	ADAIX
AQR Managed Futures Strategy Fund
Class N	AQMNX
Class I	AQMIX
AQR Risk Parity Fund
Class N	AQRNX
Class I	AQRIX
AQR Multi-Strategy Alternative Fund
Class N	ASANX
Class I	ASAIX
AQR Momentum Fund
Class L	AMOMX
Class N	AMONX
AQR Small Cap Momentum Fund
Class L	ASMOX
Class N	ASMNX
AQR International Momentum Fund
Class L	AIMOX
Class N	AIONX
AQR Tax-Managed Momentum Fund
Class L	ATMOX
Class N	ATMNX
AQR Tax-Managed Small Cap Momentum Fund
Class L	ATSMX
Class N	ATSNX
AQR Tax-Managed International Momentum Fund
Class L	ATIMX
Class N	ATNNX
AQR U.S. Defensive Equity Fund
Class N	AUENX
Class I	AUEIX
AQR International Defensive Equity Fund
Class N	ANDNX
Class I	ANDIX
AQR Emerging Defensive Equity Fund
Class N	AZENX
Class I	AZEIX

Fund	Ticker Symbol
AQR Risk-Balanced Commodities Strategy Fund
Class N	ARCNX
Class I	ARCIX
AQR Risk-Balanced Commodities Strategy LV Fund
Class N	AQVNX
Class I	AQVIX
AQR Risk Parity II MV Fund
Class N	QRMNX
Class I	QRMIX
AQR Risk Parity II HV Fund
Class N	QRHNX
Class I	QRHIX
AQR Core Equity Fund
Class L	QCELX
Class N	QCENX
AQR Small Cap Core Equity Fund
Class L	QSMLX
Class N	QSMNX
AQR International Core Equity Fund
Class L	QICLX
Class N	QICNX

Backup Withholding	97
Foreign Shareholders	97
Other Taxation	99
Counsel and Independent Registered Public Accounting Firm	99
Registration Statement	99
Appendix A-proxy voting policies and procedures	100
Proxy Voting Policies and Procedures	100

Statement of Additional Information
AQR Funds (“Trust”) is an open-end management investment company organized as a Delaware statutory trust on September 4, 2008, and is currently composed of thirty-one series including, in part: AQR Global Equity Fund, AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund, AQR Core Equity Fund, AQR Small Cap Core Equity Fund and AQR International Core Equity Fund (each a “Fund” and collectively, “Funds”). Each Fund has distinct investment objectives and strategies. This SAI relates only to the AQR Global Equity Fund, AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund, AQR Core Equity Fund, AQR Small Cap Core Equity Fund and AQR International Core Equity Fund. The AQR International Small Cap Fund, AQR Emerging Markets Fund, AQR Equity Plus Fund, AQR Small Cap Core Fund, AQR Small Cap Growth Fund and AQR Risk-Balanced Commodities Strategy LV Fund have not commenced operations as of the date of this SAI.
The AQR Global Equity  Fund and the AQR International Equity Fund have acquired the assets and liabilities of a corresponding privately offered fund managed by AQR Capital Management, LLC, the Funds’ investment adviser (“ Adviser”), in a reorganization completed on the date each Fund commenced operations. Each privately offered fund had an investment objective and investment policies that were, in all material respects, the same as those of the corresponding Fund. However, the privately offered funds were not registered as investment companies under the Investment Company Act of 1940, as amended (“1940 Act”), and were not subject to certain investment limitations, diversification requirements, liquidity requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code (“Code”).
The Trust and the Adviser have retained CNH Partners, LLC (“Sub-Adviser”), an affiliate of the Adviser, to serve as an investment sub-adviser to the AQR Diversified Arbitrage Fund and with respect to certain strategies of the AQR Multi-Strategy Alternative Fund.
Much of the information contained in this SAI expands on subjects discussed in each Fund’s respective Prospectus. No investment in the shares of any of the Funds should be made without first reading the Prospectus. All terms defined in the Prospectus have the same meaning in the SAI.
Securities, Investment Strategies and Related Risks
The following descriptions supplement the descriptions of the investment objectives, strategies and related risks of each Fund as set forth in the Prospectus.
Subject to the investment policies and restrictions as described in the Prospectus and in this SAI, each Fund may invest in any of the following securities or pursue any of the following investment strategies unless noted otherwise.

Arbitrage Strategies (AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund)
The Funds may use a variety of arbitrage strategies in pursuing their investment strategy. The underlying relationships among securities in which each Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses. The expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The expected timing of each transaction is also extremely important since the length of time that the Fund’s capital must be committed to any given transaction will affect the rate of return realized by the Fund, and delays can substantially reduce such returns. Therefore, unanticipated delays in timing could cause the Fund to lose money or not achieve the desired rate of return. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by the Fund and ultimately by its investors. Certain investments of the Fund may, under certain circumstances, be subject to rapid and sizable losses.
One type of arbitrage transaction that the Adviser or Sub-Adviser anticipates employing involves purchasing the shares of an announced acquisition target at a discount from the expected value of such shares upon completion of the acquisition. The size of the discount, or spread, and whether the potential reward justifies the potential risk are functions of numerous factors affecting the riskiness and timing of the acquisition. Such factors include the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.
Borrowing and Leverage (all Funds)
Each Fund may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code. In addition, certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Borrowing has a leveraging effect because it tends to exaggerate the effect on a Fund’s net asset value (“NAV”) per share of any changes in the market value of its portfolio securities. Money borrowed will be subject to interest costs and other fees, which may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a fund compared with what it would have been without leverage.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund can be viewed as constituting a form of “senior security” of the fund for purposes of the 1940 Act. These transactions may include selling securities short, buying and selling certain derivatives (such as futures contracts or swap agreements), selling (or writing) put and call options, engaging in when-issued, delayed-delivery, forward-commitment or reverse repurchase transactions and other trading practices that have a leveraging effect on the capital structure of a fund or may be viewed as economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by a Fund if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets in a sufficient value to cover the Fund’s potential obligation under the borrowing transaction not offset or covered as provided in (1) and (3), or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). The value of a Fund’s holdings in such instruments are marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover such transaction. In addition, assets being maintained to cover such transactions may not be available to satisfy redemptions or for other purposes or obligations.
Callable Bonds (AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund)
Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of a Fund’s “callable” issues are subject to increased price fluctuation.
Cash Management/Temporary Investments (all Funds)
A Fund can hold uninvested cash or can invest it in cash equivalents such as money market instruments, U.S. treasury bills, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.
A Fund also may adopt temporary defensive positions by investing up to 100% of its assets in these instruments, even if the investments are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. To the extent a Fund invests in these temporary investments in this manner, the Fund may not achieve its investment objective.
Commodities Instruments (AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund)
There are several additional risks associated with transactions in commodity futures contracts, swaps on commodity futures contracts, commodity forward contracts and other commodities instruments. In the commodity instruments markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling commodity instruments today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same commodity instrument, the commodity producer generally must sell the commodity instrument at a lower price than the expected future spot price. Conversely, if most hedgers in the commodity instruments market are purchasing commodity instruments to hedge against a rise in prices, then speculators will only sell the other side of the commodity instrument at a higher future price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in commodity instruments markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new commodity instrument, the Fund might reinvest at a higher or lower future price, or choose to pursue other investments. The commodities which underlie commodity instruments may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities. Also, unlike the financial instruments markets, in the commodity instruments markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity instruments contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in instruments on that commodity, the value of the commodity instrument may change proportionately.
Commodity-Linked Notes (AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund)
Commodity-linked notes and other related instruments purchased by the Funds are generally privately negotiated debt obligations where the principal paid to the Fund by the counterparty at maturity or redemption is determined by reference to the performance of a specific reference commodity or group of commodities or commodity index. The principal amount payable upon maturity or redemption may fluctuate, depending upon changes in the value of the reference commodity or index. The terms of a commodity-linked note may provide that, in certain circumstances where the value of the reference commodity or index substantially declines, no principal is due to the buyer of the commodity-linked note at maturity and, therefore, may result in a total loss of invested capital by the Fund. The principal payments that may be made on a commodity-linked note may vary widely, depending on a variety of factors, including the volatility of the reference commodity or index. Commodity-linked notes may be positively or negatively indexed, so the appreciation of the reference commodity may produce an increase or a decrease in the value of the principal at maturity. The rate of return on commodity-linked notes may be determined by applying a multiplier to the performance or differential performance of reference commodities or indices. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The purchase of commodity-linked notes exposes the Fund to the credit risk of the issuer of the commodity-linked product. Commodity-linked notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
Convertible Securities (AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund)
A Fund, subject to its investment strategies and policies, may invest in preferred stocks or fixed-income securities which are convertible into common stock. Convertible securities are securities that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, a Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege). A Fund may attempt to hedge certain of its investments in convertible debt securities by selling short the issuer’s common stock.
Corporate Loans (AQR Diversified Arbitrage Fund)
The Fund may invest in “ Corporate Loans,” including senior secured floating rate loans and other types of loans, such as fixed rate unsecured or delayed draw loans (together, “Loans”). Corporate Loans are made to corporations and other non-governmental entities and issuers. Senior secured Corporate Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Unsecured Corporate Loans generally are subject to similar risks as those associated with investments in senior secured Corporate Loans. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured Corporate Loans generally have greater price volatility than senior secured Corporate Loans and may be less liquid.
The proceeds of Corporate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, internal growth and for other corporate purposes. Corporate Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Base lending rates in common usage today are primarily the London Inter-Bank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. The risks associated with Corporate Loans of below investment grade quality are similar to the risks of bonds rated below investment grade, although senior secured Corporate Loans are typically senior and secured in contrast to bonds rated below investment grade, which are generally subordinated and unsecured. Senior secured Corporate Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in senior secured Corporate Loans generally have less interest rate risk than below-investment-grade rated bonds.
An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Loan may decline in value or become illiquid, which would adversely affect the Loan’s value. Like other debt instruments, Corporate Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value per share of the Fund. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Corporate Loan. The collateral securing a Corporate Loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some Corporate Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Corporate Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Corporate Loans including, in certain circumstances, invalidating such Corporate Loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.
The Fund may purchase and retain in its portfolio Corporate Loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including default, involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. At times, in connection with the restructuring of a Corporate Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Corporate Loan. Corporate Loans in which the Fund will invest may not be rated by a nationally recognized statistical ratings organization (“NRSRO”), may not be registered with the SEC or any state securities commission, and may not be listed on any national securities exchange. The amount of public information available with respect to Corporate Loans may be less extensive than available for registered or exchange-listed securities. No active trading market may exist for some Corporate Loans and some Corporate Loans may be subject to restrictions on resale. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a decline in the Fund’s net asset value. During periods of limited demand and liquidity for Corporate Loans, the Fund’s net asset value may be adversely affected. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain investments or market conditions that reduce liquidity) can reduce the value of Corporate Loans and other debt obligations, impairing the Fund’s net asset value.
The Fund may purchase Corporate Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests, or can buy a participation in a loan. The Fund may also purchase participations in the original syndicate making Corporate Loans. Loan participations typically represent indirect participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Economic and other events (whether real or perceived) can reduce the demand for certain Corporate Loans or Corporate Loans generally, which may reduce market prices and cause the Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Loans.
Debt Obligations (AQR Diversified Arbitrage Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund)
A Fund, subject to its investment strategies and policies, may invest in corporate bonds and other evidences of corporate indebtedness (“debt securities”), including debt securities issued by companies involved in publicly announced mergers, takeovers and other corporate reorganizations, including reorganizations undertaken pursuant to Chapter 11 of the U.S. Bankruptcy Code or may be exposed to debt securities through derivative instruments.
Although generally not as risky as the equity securities of the same issuer, debt securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and the issuer’ s operating results, balance sheet and credit ratings. The market value of debt securities issued by companies involved in pending corporate mergers and takeovers may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change-of-control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of the merger or takeover. Accordingly, the principal risk associated with investing in these debt securities is the possibility that the transaction may not be completed.
Depositary Receipts (AQR Global Equity Fund, AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Multi-Strategy Alternative Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Core Equity Fund, AQR Small Cap Core Equity Fund and AQR International Core Equity Fund)
A Fund, subject to its investment strategies and policies, may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Thailand Non-Voting Depositary Receipts (“NVDRs”). ADRs, EDRs, GDRs and NVDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk. ADRs, EDRs, GDRs and NVDRs may be sponsored or unsponsored. The issuer of a sponsored receipt typically bears certain expenses of maintaining the depositary receipt facility. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Holders of unsponsored receipts generally bear all the costs of the depositary receipt facility. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications.
Distressed Investments (AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund)
The Fund may invest in distressed investments, which are issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund’s investments in distressed securities typically may involve the purchase of high-yield bonds, bank debt, corporate loans or other indebtedness of such companies. These investments may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer. The Adviser’s or Sub-Adviser’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong. No active trading market may exist for certain distressed investments, including corporate loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded distressed investments.
Emerging Markets Investments (AQR Global Equity Fund, AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR International Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR Emerging Defensive Equity Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund and AQR International Core Equity Fund)
A Fund, subject to its investment strategies and policies, may invest in emerging markets investments, which have exposure to the risks discussed below relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.
Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets.
Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. Emerging securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.
Equity Securities (all Funds)
A Fund, subject to its investment strategies and policies, may purchase equity securities or be exposed to equity securities through derivative instruments. Equity securities may include common and preferred stock, convertible securities, private investments in public equities, depositary receipts and warrants. Common stock represents an equity or ownership interest in a company. This interest often gives a Fund the right to vote on measures affecting the company’s organization and operations. Equity securities have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term. Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments.
The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.
Exchange-Traded Funds (“ ETFs”) (all Funds)
A Fund, subject to its investment strategies and policies, may purchase ETFs. ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also “Securities of Other Investment Companies” below.
Exchange Traded Notes (“ ETNs”) (all Funds)
Certain Funds may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’ s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.
Foreign Government Debt Obligations (AQR Diversified Arbitrage Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund)
Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of the Fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.
Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.
Foreign Investments (AQR Global Equity Fund, AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR International Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund and AQR International Core Equity Fund)
A Fund, subject to its investment strategies and policies, may invest, either directly or via exposure through a derivative instrument, in securities and other investments (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All such investments are referred to as “foreign instruments.”
Investing in foreign instruments offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer investment potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Investments in foreign instruments present additional risks and considerations not typically associated with investments in domestic securities: reduction of income due to foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less trading volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the United States; less regulation of foreign issuers, stock exchanges and brokers than in the United States; greater difficulties in commencing lawsuits and obtaining judgments in foreign courts; higher brokerage commission rates than in the United States; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; requirement of payment for investments prior to settlement possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the United States economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.
Foreign Exchange Risk and Currency Transactions (AQR Global Equity Fund, AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR International Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund and AQR International Core Equity Fund)
The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.
Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used to (i) gain exposure to a particular currency or currencies as a part of the Fund’s investment strategy, (ii) when a security denominated in a foreign currency is purchased or sold, or (iii) when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. With respect to subparagraphs (ii) and (iii), a forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Adviser or Sub-Adviser, as appropriate, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency. Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) includes foreign exchange forwards in the definition of “swap” as well as over-the-counter derivatives and therefore contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and otherwise regulated by the Commodity Futures Trading Commission (the “CFTC”). The CFTC has been granted authority to regulate forward foreign currency contracts and many of the final regulations already adopted by the CFTC will apply to such contracts, however a limited category of forward foreign currency contracts were excluded from certain of the Dodd-Frank regulations by the Secretary of the U.S. Treasury Department. Therefore, trading by the Funds in forward foreign currency contracts excluded by the Treasury Department are not subject to the CFTC regulations to which other forward foreign currency contracts are subject.
Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.
Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund’s performance may be adversely affected as the Adviser or Sub-Adviser may be incorrect in its forecasts of market value and currency exchange rates.
Forwards, Futures, Swaps and Options (all Funds)
As described below, a Fund may purchase and sell in the U.S. or abroad futures contracts, forward contracts, swaps and put and call options on securities, futures, securities indices, swaps and currencies. In the future, a Fund may employ instruments and strategies that are not presently contemplated, but which may be subsequently developed, to the extent such investment methods are consistent with such Fund’s investment objectives, and are legally permissible. There can be no assurance that an instrument, if employed, will be successful.
A Fund may buy and sell these investments for a number of purposes, including hedging, investment or speculative purposes. For example, it may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, may be used to hedge a Fund’s portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase a Fund’s exposure to the securities market.
Special Risk Factors Regarding Forwards, Futures, Swaps and Options (all Funds)
Transactions in derivative instruments (e.g., futures, options, forwards, and swaps) involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge (if the derivative instrument is being used for hedging purposes); tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions.
The Fund’s use of swaps, futures contracts, forward contracts and certain other derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset and that derivative instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of derivative instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
A Fund’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and a Fund’s assets.
Over-the-counter (“ OTC”) derivative instruments involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. Certain purchased OTC options, and assets used as cover for written OTC options, may be considered illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the Adviser’s or Sub-Adviser’s use of derivative instruments will be advantageous to a Fund.
Regulatory Matters Regarding Forwards, Futures, Swaps and Options (all Funds)
The Funds and, if applicable, any Cayman Island subsidiary through which they invest are subject to regulation by the CFTC as commodity pools and the Adviser is subject to regulation by the CFTC as a commodity pool operator (“CPO”) with respect to the Funds under the Commodity Exchange Act (“CEA”). The Adviser does not currently rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to any of the Funds.
On February 24, 2012, the CFTC simultaneously proposed rules meant to harmonize conflicting SEC and CFTC disclosure, reporting and recordkeeping requirements. The Funds are not required to comply with the CFTC’s disclosure, reporting or recordkeeping requirements until the CFTC adopts final harmonization rules. Once harmonization rules are ultimately adopted by the CFTC, the disclosure and operations of the Funds would need to comply with all applicable regulations governing registered investment companies that are subject to regulation as commodity pools. The impact of these new requirements on the Funds is uncertain, however, and may cause the Funds to incur additional regulatory compliance and reporting expenses, and, with respect to swap agreements and other over-the-counter instruments in which a Fund may invest, may cause counterparties to increase collateral or margin requirements, increase fees charged to a Fund or be less willing to enter into these agreements with the Fund in the future. The effects of the regulatory changes could reduce investment returns or harm a Fund’s ability to implement its investment strategy. Investors in a Fund and their financial advisers should consider whether a Fund’s status as a “commodity pool” impacts their operations or status under the CEA in deciding whether to invest in a Fund.
Transactions in futures and options by any of the Funds are subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of futures or options which a Fund may write or hold may be affected by futures or options written or held by other entities, including other investment companies advised by the Adviser or Sub-Adviser (or an adviser that is an affiliate of the Funds’ Adviser and Sub-Adviser). An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.
Forward Contracts (all Funds)
A forward contract is an obligation to purchase or sell a specific security, currency or other instrument for an agreed price at a future date that is individually negotiated and privately traded by traders and their customers. In contrast to contracts traded on an exchange (such as futures contracts), forward contracts are not guaranteed by any exchange or clearinghouse and are subject to the creditworthiness of the counterparty of the trade. Forward contracts are highly leveraged and highly volatile, and a relatively small price movement in a forward contract may result in substantial losses to a Fund. To the extent a Fund engages in forward contracts to generate total return, the Fund will be subject to these risks.
Forward contracts are not always standardized and are frequently the subject of individual negotiation between the parties involved. By contrast, futures contracts are generally standardized and futures exchanges have central clearinghouses which keep track of all positions.
Because there is no clearinghouse system applicable to forward contracts, there is no direct means of offsetting a forward contract by purchase of an offsetting position on the same exchange as one can with respect to a futures contract. Absent contractual termination rights, a Fund may not be able to terminate a forward contract at a price and time that it desires. In such event, the Fund will remain subject to counterparty risk with respect to the forward contract, even if the Fund enters into an offsetting forward contract with the same, or a different, counterparty. If a counterparty defaults, the Fund may lose money on the transaction.
Depending on the asset underlying the forward contract, forward transactions can be influenced by, among other things, changing supply and demand relationships, government commercial and trade programs and policies, national and international political and economic events, weather and climate conditions, insects and plant disease, purchases and sales by foreign countries and changing interest rates.
Futures Contracts (all Funds)
U.S. futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. The Fund may also invest in non-U.S. futures contracts.
There are several risks in connection with the use of futures by the Funds. In the event futures are used by a Fund for hedging purposes, one risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge.
To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser or Sub-Adviser. Conversely, the Funds may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser or Sub-Adviser. It is also possible that, when a Fund sells futures to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline.
Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.
Successful use of futures to hedge portfolio securities protects against adverse market movements but also reduces potential gain. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements (as described below). Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.
The Funds may also use futures to attempt to gain exposure to a particular market, index, security, commodity or instrument or for speculative purposes to increase return. One or more markets, indices or instruments to which a Fund has exposure through futures may go down in value, possibly sharply and unpredictably. This means the Fund may lose money.
The price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser or Sub-Adviser, as applicable, may still not result in a successful hedging transaction over a short time frame (in the event futures are used for hedging purposes).
Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin (as described below). In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.
Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.
Stock Index Futures (all Funds)
A Fund may invest in stock index futures. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks.
Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by a Fund on the purchase or sale of a stock index future. At any time prior to the expiration of the future, a Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although stock index futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.
Futures Contracts on Securities (all Funds)
The Funds may purchase and sell futures contracts on securities. A futures contract sale creates an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.
Although futures contracts on securities by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of securities. A Fund may close out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, a Fund may close out of a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Accounting for futures contracts will be in accordance with generally accepted accounting principles.
Swap Agreements (all Funds)
A Fund may enter into swap agreements with respect to securities, futures, currencies, indices, commodities and other instruments. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors, including securities, futures, currencies, indices, commodities and other instruments. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.
Some swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a “net” basis. Consequently, a Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets in accordance with SEC staff positions on the subject.
Forms of swap agreements also include cap, floor and collar agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, whether in respect of periodic payments or margin, the Fund must be prepared to make such payments when due.
A Fund’s use of swap agreements may not be successful in furthering its investment objective, as the Adviser or Sub-Adviser, as appropriate, may not accurately predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such instruments are determined to be illiquid, then a Fund will limit its investment in these instruments subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Code may limit each of the Funds’ ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Regulatory changes could adversely affect a Fund by restricting its trading activities and/or increasing the costs or taxes to which its investors are subject. The Dodd-Frank Act, among other things, grants the CFTC and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the OTC derivatives market. These regulations include derivative exchange trading and clearing requirements, disclosure obligations, margin posting requirements as well as requiring OTC derivative dealers and major OTC derivatives market participants to register with the SEC and/or CFTC. The implementation of the Dodd-Frank Act could adversely affect the Funds by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of derivatives that each Fund trades. Other potentially adverse regulatory initiatives could develop suddenly and without notice.
Credit Default Swap Agreement (“CDS”) and Credit Default Index Swap Agreement Risk (“CDX”) (AQR Diversified Arbitrage Fund, AQR Risk Parity Fund and AQR Multi-Strategy Alternative Fund)
The Funds may enter into credit default swap agreements, credit default index swap agreements and similar agreements as a “buyer” or as a “seller” of credit protection. The credit default swap agreement or similar instruments may have as reference obligations one or more securities that are not then held by the Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “ seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. With respect to credit default swap agreements that are contractually required to cash settle, the Fund sets aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts. For credit default swap agreements that are contractually required to physically settle, the Fund sets aside the full notional value of such contracts. If a credit event occurs, an auction process is used to determine the “recovery value” of the contract. The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund’s net cash flows over the life of the contract will be the initial up-front amount paid or received minus the sum of the periodic payments made over the life of the contract. However, if a credit event occurs, the Fund may elect to receive a cash amount equal to the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. As a seller of protection, the Fund generally receives a fixed rate of income throughout the term of the swap provided that there is no credit event. In addition, at the inception of the agreement, the Fund may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, the Fund will be generally obligated to pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. Credit default swaps could result in losses if the Adviser does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based. Additionally, if the Fund is a seller of a credit default swap and a credit event occurs, the Fund could suffer significant losses.
Equity, Currency, Commodity and Futures Swaps (all Funds)
A Fund may enter into swaps with respect to a security, currency, commodity or futures contract (each, an “asset”); basket of assets; asset index; or index component (each, a “reference asset”). An equity, currency, commodity or futures swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference asset during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.
Equity, currency, commodity or futures swap contracts may be structured in different ways. For example, with respect to an equity swap, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock.
Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, the Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.
Equity, currency, commodity or futures swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to these swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to the swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover each of the Funds’ current obligations (or are otherwise covered as permitted by applicable law), the Funds and the Adviser and Sub-Adviser believe that these transactions do not constitute senior securities under the Act.
Equity, currency, commodity or futures swaps are derivatives and their value can be very volatile. To the extent that the Adviser or Sub-Adviser, as applicable, does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.
Total Return and Interest Rate Swaps (all Funds)
In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread.
Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “ fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.
Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.
Writing Call Options (AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund)
A Fund may write covered calls. When a Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. The call may be exercised at any time during the call period. To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call a Fund has written is more or less than the price of the call such Fund subsequently purchased. A profit may also be realized if the call lapses unexercised because the Fund retains the underlying investment and the premium received. If a Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable investment until the call lapsed or was exercised.
A Fund may also write an uncovered call (i.e. the Fund does not hold the underlying security) or calls on futures without owning a futures contract on deliverable securities, provided that at the time the call is written, the Fund covers the call with an equivalent dollar value of deliverable securities or liquid assets. Each Fund will cover with additional liquid assets if the value of the segregated assets drops below 100% of the current market value of the underlying instrument. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of an uncovered call option may be unavailable for purchase, except at much higher prices, thereby reducing or eliminating the value of the premium. Purchasing securities to cover the exercise price of an uncovered call option can cause the price of the securities to increase, thereby exacerbating the loss. In no circumstances would an exercise notice as to a future put a Fund in a short futures position.
Writing Put Options (AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund)
A put option on a security or futures contract gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The put may be exercised at any time during the option period. The premium a Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund (as the writer of the put) has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.
When writing put options on securities or futures contracts, to secure its obligation to pay for the underlying security or futures contract, a Fund will either (i) segregate on its records cash or liquid assets equal to the exercise price of the option less margins or deposits; (ii) sell the underlying security short at a price at least equal to the strike price or (iii) purchase a put option with a strike price at least equal to the strike price of the put option sold. A Fund therefore may have to forego certain opportunities to invest the assets used to cover the obligation. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the exchange or broker-dealer through whom such option was sold, requiring the Fund to exchange currency at the specified rate of exchange (in the context of puts on currencies) or to take delivery of the underlying security against payment of the exercise price. A Fund may have no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.
A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by that Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

Purchasing Puts and Calls (AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund)
A Fund may purchase calls to protect against the possibility that the Fund’s portfolio will not participate in an anticipated rise in the securities market. When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, a Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price, transaction costs, and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment. When a Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.
When a Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Fund owns (a “protective put”) enables that Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration and the Fund will lose the premium payment and the right to sell the underlying investment. However, the put may be sold prior to expiration (whether or not at a profit).
Puts and calls on securities indices or securities index futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements of individual securities or futures contracts. When a Fund buys a call on a securities index or securities index future, it pays a premium. If a Fund exercises the call during the call period, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index or securities index future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Fund buys a put on a securities index or securities index future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver cash to the Fund to settle the put if the closing level of the securities index or securities index future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.
When a Fund purchases a put on a securities index, or on a securities index future not owned by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities the Fund holds. The Fund can either resell the put or, in the case of a put on a stock index future, buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.
Options on Futures Contracts (AQR Diversified Arbitrage Fund)
Investments in options on futures contracts involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).
Privately Negotiated Options (AQR Diversified Arbitrage Fund)
A Fund may also invest in privately negotiated option contracts (each a “Private Option”). Generally, an option buyer negotiates with a bank or investment bank to buy a Private Option with contract terms that are more flexible than standardized exchange traded options. Under a Private Option contract, the buyer generally controls the length of the contract, the notional amount, and the asset or basket of securities comprising the reference portfolio that determines the value of the Private Option.
Private Options will generally have a term ranging from 12 to 60 months. A Fund may buy Private Options that will be based on an asset or a basket of securities (the “Basket”) selected by the Adviser or Sub-Adviser in accord with a Fund’s investment objective and approved by the counterparty (the “Counterparty”). The Basket may be comprised of securities that include common and preferred stock, government and private issuer debt (including convertible and non-convertible debt), options and futures contracts, limited partnership interests (including so-called “hedge funds”) and shares of registered investment companies. During the term of a Private Option, the Adviser or Sub-Adviser expects to have a limited right to modify the notional amount of the Private Option and the assets that comprise the Basket.
As with more traditional options, a Private Option will allow for the use of economic leverage without incurring risk beyond the amount of premium and related fees (the “Premium”) paid for the Private Option. The Private Option will be structured so that it allows a Fund to benefit from an increase in the value of the Basket without owning the assets that comprise the Basket. Upon a decline in the value of the Basket, a Fund may lose all or a portion of the premium paid for the Private Option. A Fund’s gain or loss may be magnified by writing the Private Option with reference to a much larger notional amount of the Basket than the Premium being paid by the Fund.
Upon the termination or expiration of a Private Option, a Fund will be entitled to receive from the Counterparty a cash payment (the “Settlement Price”), which is based on the change in value of the Basket serving as a benchmark for that Private Option. In no event will a Fund have the right to acquire the assets that comprise the Basket. The Settlement Price may reflect deductions for fees and an interest-equivalent amount payable to the Counterparty for establishing the Private Option. The Settlement Price will typically be payable to a Fund within a specified number of business days after termination or expiration of the Private Option. Any Private Option that does not require payment of the Settlement Price within seven calendar days after termination or expiration or that cannot be terminated by a Fund at any time will be treated as an illiquid asset.
The Counterparty will generally have the right to terminate a Private Option at any time prior to maturity. If the Basket does not sufficiently increase in value prior to termination or expiration, a Fund may still suffer losses even though the Basket increased in value because of fees and interest-equivalent amounts payable to the Counterparty or because the increase in value of the Basket has been insufficient to trigger a position settlement value.
The Counterparty to each Private Option will be a bank, financial institution, or an entity that is affiliated with either a bank or a financial institution with significant experience in the field of alternative investments. Each Counterparty will be one determined by the Adviser or Sub-Adviser to be creditworthy and approved by the Funds’ Board, including a majority of the Independent Directors. Neither the Adviser, the Sub-Adviser, nor the Funds will have any control over any hedging or similar techniques used by the Counterparty to attempt to ensure the Counterparty’s ability to perform under each Private Option. Likewise, neither the Adviser, the Sub-Adviser, nor the Funds will have any claim on securities or other property, if any, which may be purchased by the Counterparty in connection with the Private Option. Should the Counterparty be unable to perform its obligations under a Private Option, then the Company could lose all or a portion of the Premium and the gain, if any, relating to such Private Option.

Additional Information Regarding Options (AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund)
The Funds’ Custodian or a securities depository acting for the Custodian, will act as the Funds’ escrow agent, through the facilities of Options Clearing Corporation (“OCC”), as to the investments on which the Funds have written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Funds’ entering into a closing transaction. An option position may be closed out only on a market, which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.
When a Fund writes an OTC option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which such Fund would have the absolute right to purchase that OTC option.
A Fund’s option activities may affect its turnover rate and brokerage commissions. The exercise by a Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Fund’s control, holding a put might cause a Fund to sell the related investments for reasons which would not exist in the absence of the put. Each Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading options could result in a Fund’s net asset value being more sensitive to changes in the value of the underlying investments.
Hybrid Instruments (AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund)
A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of some currency or securities index or another interest rate (each a “benchmark”). The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.
Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.
Combined Transactions (all Funds)
A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts, multiple interest rate transactions and multiple swap transactions, and any combination of options, futures, currency, interest rate, and swap transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser or Sub-Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser or Sub-Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Hedging Transactions (all Funds)
The Adviser and Sub-Adviser, from time to time, employ various hedging techniques.
The success of the Fund’s hedging strategy will be subject to the Adviser’s or Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s and Sub-Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.
Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Adviser or Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Adviser or Sub-Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser or Sub-Adviser may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.
High Yield Securities (AQR Diversified Arbitrage Fund, AQR Risk Parity Fund and AQR Multi-Strategy Alternative Fund)
Non-investment grade or “ high yield” fixed income or convertible securities commonly known to investors as “junk bonds” are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Adviser or Sub-Adviser believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s or “BB” or lower by S&P) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.
The major risks in high yield bond investments include the following:
•	High yield bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of high yield bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
•	The issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover.

•	High yield bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit a Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.
•	High yield bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the high yield bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.
•	Prices of high yield bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of high yield bonds than on those of other higher rated fixed income securities.
•	The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund’s assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale. When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Fund’s securities, and judgment plays a more important role in determining such valuations.
•	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
•	The high yield bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.
•	The rating assigned by a rating agency evaluates the issuing agency’s assessment of the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the sub-adviser performs its own analysis of the issuers whose non-investment grade securities a Fund holds. Because of this, the Fund’s performance may depend more on the sub-adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities.

In selecting non-investment grade securities, the Adviser or Sub-Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Fund. The Adviser or Sub-Adviser monitors the issuers of non-investment grade securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.
In the event that a Fund investing in high yield securities experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund’s rate of return is based.
The costs attributable to investing in the high yield bond markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.
Illiquid Securities (all Funds)
As a non-fundamental investment policy, a Fund may not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with SEC and SEC staff guidance.
Over-the-counter options, repurchase agreements not entitling the holder to payment of principal in seven days, and certain “restricted securities” may be illiquid. A security is restricted if it is subject to contractual or legal restrictions on resale to the general public. A liquid institutional market has developed, however, for certain restricted securities such as repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Thus, restrictions on resale do not necessarily indicate a lack of liquidity for the security. For example, if a restricted security may be sold to certain institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), or another exemption from registration under such Act, the Adviser or Sub-Adviser may determine that the security is liquid under guidelines adopted by the Board of Trustees. These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. With other restricted securities, however, there can be no assurance that a liquid market will exist for the security at any particular time. A Fund might not be able to dispose of such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. The Fund treats such holdings as illiquid.
To enable the Funds to sell restricted securities not registered under the 1933 Act, the Funds may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by a Fund with the issuer at the time such securities are purchased by such Fund, if such registration is required before such securities may be sold publicly. Securities having contractual restrictions on their resale might limit a Fund’ s ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.
In addition to the above, market conditions may cause the Fund to experience temporary mark-to-market losses, especially in less liquid positions, even in the absence of any selling of investments by the Fund.
Inflation-Linked Bonds (AQR Risk Parity Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund)
The Fund may invest in inflation-linked bonds, which are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Inflation-linked securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-linked bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-linked bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Fund purchases inflation-linked bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.
The value of inflation-linked bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-linked bonds. There can be no assurance, however, that the value of inflation-linked bonds will be directly correlated to changes in interest rates.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
In general, the measure used to determine the periodic adjustment of U.S. inflation-linked bonds is the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-linked bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
IPOs and SEOs (AQR Diversified Arbitrage Fund)
“IPOs” or “New Issues” are initial public offerings of U.S. equity securities. “SEOs” are seasoned (i.e., secondary) equity offerings of U.S. equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs or SEOs and therefore investors should not rely on any past gains from them as an indication of future performance. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs or SEOs may be highly volatile or may decline shortly after the initial public offering or seasoned equity offering. When an initial public offering or seasoned equity offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.
Loans of Portfolio Securities (AQR Global Equity Fund, AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Multi-Strategy Alternative Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Core Equity Fund, AQR Small Cap Core Equity Fund and AQR International Core Equity Fund)
To attempt to increase its income or total return, a Fund may lend its portfolio securities to certain types of eligible borrowers. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities. Collateral will be received and maintained by the Fund’s custodian concurrent with delivery of the loaned securities and kept in a segregated account or designated on the records of the custodian for the benefit of the Fund. Initial collateral will have a market value at least equal to 105% of the then-current market value of loaned equity securities not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange, or 102% of the then-current market value of any other loaned securities. For all loaned foreign equity securities, the borrower must increase the collateral on a daily basis if the then-current market value of the collateral becomes insufficient to meet the minimum required collateral level for the type of loaned security as specified above. For all other loaned securities, the borrower must increase the collateral only when the market value of the collateral is less than 100% of the then-current market value of the loaned securities. The borrower pays to the lending Fund an amount equal to any dividends or interest received on loaned securities. The Fund retains all or a portion of the interest received on investment of cash collateral and/or receives a fee from the borrower; however, the lending Fund will generally pay certain administrative and custodial fees in connection with each loan.
The Fund has a right to call a loan at any time and require the borrower to redeliver the borrowed securities to the Fund within the settlement time specified in the loan agreement or be subject to a “buy in”. The Fund will generally not have the right to vote securities while they are being loaned, but it is expected that the Adviser or Sub-Adviser, as applicable, will call a loan in anticipation of any important vote.
The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.
Securities lending will be conducted by a securities lending agent approved by the Trust’s Board of Trustees. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Fund will only enter into loan arrangements with borrowers on the approved list.
Margin Deposits and Cover Requirements (all Funds)
Margin Deposits for Futures Contracts
Unlike the purchase or sale of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser or Sub-Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.
Cover Requirements for Forward Contracts, Swap Agreements, Options, Futures and Options on Futures
Each Fund will comply with guidelines established by the SEC with respect to coverage of forwards, futures, swaps and options. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities on its books and records or with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Each Subsidiary (as defined below) will comply with these asset segregation requirements to the same extent as the Fund that holds the Subsidiary’s securities.
For example, when entering into a futures contract that must be cash settled, a Fund will cover (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. When entering into a futures contract that does not need to be settled in cash, a Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the full notional value of the contract. Alternatively, the Fund may “cover” its position by purchasing an option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.
Mid Cap Securities Risk (AQR Global Equity Fund, AQR International Equity Fund, AQR Risk Parity Fund, AQR Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund, AQR Core Equity Fund and AQR International Core Equity Fund)
The prices of securities of mid cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.

Momentum Style Risk (AQR Global Equity Fund, AQR International Equity Fund, AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund, AQR Core Equity Fund, AQR Small Cap Core Equity Fund and AQR International Core Equity Fund)
Investing in securities with positive Momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the Momentum style is out of favor, and during which the investment performance of a Fund using a Momentum strategy may suffer.
PIPEs (AQR Diversified Arbitrage Fund)
The Fund may make private investments in public companies whose stocks are quoted on stock exchanges or which trade in the over-the-counter securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund’s ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act of 1933, as amended, or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund’s investments. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.
REITs (AQR Global Equity Fund, AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Multi-Strategy Alternative Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Core Equity Fund, AQR Small Cap Core Equity Fund and AQR International Core Equity Fund)
In pursuing its investment strategy, a Fund may invest in shares of real estate investment trusts (“REITs”). REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.
REITs are subject to management fees and other expenses, and so a Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the 1940 Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by a Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. Generally, dividends received by a Fund from REIT shares and distributed to the Fund’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Fund that shareholders of the Fund receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.
REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.
Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.
Repurchase Agreements (all Funds)
A Fund may acquire securities subject to repurchase agreements. In a repurchase transaction, a Fund acquires a security from, and simultaneously agrees to resell it to, an approved vendor. An “approved vendor” is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer that has been designated a primary dealer in government securities that meets the Trust’s credit requirements. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. If the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. There is no limit on the amount of a Fund’s net assets that may be subject to repurchase agreements.
Reverse Repurchase Agreements (all Funds)
A Fund, subject to its investment strategies and policies, may enter into reverse repurchase agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a particular date and price. A Fund may enter into a reverse repurchase agreement when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.
At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.
In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Rights and Warrants (AQR Global Equity Fund, AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Multi-Strategy Alternative Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Core Equity Fund, AQR Small Cap Core Equity Fund and AQR International Core Equity Fund)
Warrants essentially are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of a Fund’s entire investment therein).
Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.
Securities of Other Investment Companies (all Funds)
A Fund may invest in shares of other investment companies, including ETFs, money market mutual funds, and closed-end investment companies, to the extent permitted by the 1940 Act. To the extent a Fund invests in shares of an investment company, it will bear its pro rata share of the other investment company’s expenses, such as investment advisory and distribution fees and operating expenses.
Short Sales (all Funds)
A Fund may engage in short sales, including short sales against the box. Short sales (other than against the box) are transactions in which a Fund sells an instrument it does not own in anticipation of a decline in the market value of that instrument. A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain instruments equivalent in kind and amounts. To complete a short sale transaction, the Fund must borrow the instrument to make delivery to the buyer. The Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund. Until the instrument is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the instrument, the Fund also may be required to pay a premium, which would increase the cost of the instrument sold. There will also be other costs associated with short sales.
The Fund will incur a loss as a result of the short sale if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument. Unlike taking a long position in an instrument by purchasing the instrument, where potential losses are limited to the purchase price, short sales have no cap on maximum loss. The Fund will realize a gain if the instrument declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in an instrument.
Until the Fund replaces a borrowed instrument in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the instrument sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the Fund’s records will be marked to market daily. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short an instrument, it is subject to the risk that the lender of the instrument will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the instrument needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that a Fund may be unable to fully implement its investment strategy due to a lack of available instruments or for some other reason. It is possible that the market value of the instruments a Fund holds in long positions will decline at the same time that the market value of the instruments a Fund has sold short increases, thereby increasing a Fund potential volatility. Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.
A Fund may enter into short sales on derivative instruments with a counterparty, which will subject the Fund to counterparty risk. See “Counterparty Risk” in the Fund’s Prospectus.
In addition to the short sales discussed above, the Fund may make short sales “against the box,” a transaction in which the Fund enters into a short sale of an instrument that the Fund owns or has the right to obtain at no additional cost. The Fund does not immediately deliver the instruments sold and is said to have a short position in those instruments until delivery occurs. If the Fund effects a short sale of instruments against the box at a time when it has an unrealized gain on the instruments, it may be required to recognize that gain as if it had actually sold the instruments (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with instruments other than the appreciated instruments held at the time of the short sale and if certain other conditions are satisfied.
SPACs (AQR Diversified Arbitrage Fund)
The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.
Structured Notes (AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund)
Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.
Subsidiary Risk (AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund)
Investment in a Subsidiary (as defined below) is expected to provide certain Funds with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code and recent Internal Revenue Service revenue rulings. The Subsidiaries are companies organized under the laws of the Cayman Islands, and are overseen by their own boards of directors. Each Fund is the sole shareholder of its respective Subsidiary, and it is not currently expected that shares of a Subsidiary will be sold or offered to other investors.
It is expected that the Subsidiaries will invest primarily in commodity-linked derivative instruments, such as swap agreements, commodity futures and swaps on commodity futures but each Subsidiary may also invest in fixed income securities and money market instruments, and cash and cash equivalents, with two years or less term to maturity and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Although a Fund may enter into these commodity-linked derivative instruments directly, each Fund will likely gain exposure to these derivative instruments indirectly by investing in its Subsidiary. Each Fund’s investment in its Subsidiary may vary depending on the types of instruments selected by the Adviser to gain exposure to the commodities markets. To the extent that a Fund invests in a Subsidiary, such Fund may be subject to the risks associated with the abovementioned derivative instruments and other securities, which are discussed elsewhere in its Prospectus and this SAI.
While the Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and, unless otherwise noted in the applicable Prospectuses and this SAI, are not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or the Subsidiaries to operate as described in the applicable Prospectuses and this SAI and could negatively affect the Funds and their shareholders.
Tax-Managed Investing (AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund and AQR Tax-Managed International Momentum Fund)
Taxes are a major influence on the net returns that investors receive on their taxable investments. There are four components of the returns of a mutual fund that invests in equities—price appreciation, distributions of qualified dividend income, distributions of other investment income and distributions of realized short-term and long-term capital gains -which are treated differently for federal income tax purposes. Distributions of income other than qualified dividend income and distributions of net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income. Distributions of qualified dividend income and net realized long-term gains (on stocks held for more than one year) are currently taxed at rates up to 15% for non-corporate investors with incomes below $400,000 ($450,000 if married filing jointly), and 20% for individuals with any income above those amounts that is net long-term capital gain or qualified dividend income, and 0% at certain income levels (with these income thresholds adjusted annually for inflation). Each Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service interpretations of the Code and future changes in tax laws and regulations. Returns derived from price appreciation are untaxed until the shareholder disposes of his or her shares. Upon disposition, a capital gain (short-term, if the shareholder has held his or her shares for one year or less, otherwise long-term) equal to the difference between the net proceeds of the disposition and the shareholder’s adjusted tax basis is realized. An investor investing in multiple mutual funds cannot offset capital gains distributed by one fund with capital losses realized by another fund, or offset capital gain realized on the sale of one fund’s shares with the capital losses realized by another fund unless the shares of that fund are sold.
U. S. Government Securities (all Funds)
U.S. Treasury obligations are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies or instrumentalities (including certain types of mortgage-backed securities) may or may not be guaranteed or supported by the “full faith and credit” of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are supported by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others are supported only by the credit of the instrumentality. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency of instrumentality does not meet its commitment.
Risks Related to the Adviser and to its Quantitative and Statistical Approach (all Funds)
Trading Judgment
The success of the proprietary valuation techniques and trading strategies employed by the Funds is subject to the judgment and skills of the Adviser and the research team that it oversees. Additionally, the trading abilities of the portfolio management team with regard to execution and discipline are important to the return of the Funds. There can be no assurance that the investment decisions or actions of the Adviser will be correct. Incorrect decisions or poor judgment may result in substantial losses.
Model and Data Risk
Given the complexity of the investments and strategies of each Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging a Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful.
Some of the models used by the Adviser for one or more Funds are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for a Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Obsolescence Risk
A Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and the Adviser does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result. The Adviser will continue to test, evaluate and add new models, as a result of which the existing models may be modified from time to time. Any modification of the models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance as to the effects (positive or negative) of any modification of the models or strategies on a Fund’s performance.
Crowding/Convergence
There is significant competition among quantitatively-focused managers, and the ability of the Adviser to deliver returns consistent with a Fund’s objectives and policies is dependent on its ability to employ models that are simultaneously profitable and differentiated from those employed by other managers. To the extent that the Adviser’s models used for a Fund come to resemble those employed by other managers, the risk that a market disruption that negatively affects predictive models will adversely affect the Fund is increased, and such a disruption could accelerate reductions in liquidity or rapid repricing due to simultaneous trading across a number of funds in the marketplace.
Risk of Programming and Modeling Errors
The research and modeling process engaged in by the Adviser is extremely complex and involves financial, economic, econometric and statistical theories, research and modeling; the results of that process must then be translated into computer code. Although the Adviser seeks to hire individuals skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of the end product raises the chances that the finished model may contain an error; one or more of such errors could adversely affect a Fund’s performance and, depending on the circumstances, would generally not constitute a trade error under the Trust’s policies.
Involuntary Disclosure Risk
As described above under (“ Models and Risks” and “Crowding/Convergence Risk”), the ability of the Adviser to achieve its investment goals for a Fund is dependent in large part on its ability to develop and protect its models and proprietary research. The models and proprietary research and the Models and Data are largely protected by the Adviser through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer the Adviser’s Models and Data, and thereby impair the relative or absolute performance of a Fund.

Proprietary Trading Methods
Because the trading methods employed by the Adviser on behalf of each Fund are proprietary to the Adviser, a shareholder will not be able to determine any details of such methods or whether they are being followed.
Fundamental Policies
The Funds’ policies set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, the Funds’ investment objectives as described in the Prospectus, and all other investment policies and practices described in the Prospectus and this SAI may be changed by the Trust’s Board of Trustees without the approval of shareholders.
Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into.
Each Fund
1.	Other than the AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund, shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
2.	May borrow money to the extent permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
3.	May not concentrate its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) repurchase agreements (collateralized by the instruments described in Clause (ii)); or (iv) with respect to the AQR Risk-Balanced Commodities Strategy Fund and the AQR Risk-Balanced Commodities Strategy LV Fund, investments providing exposure to an industry or groups of industries in commodity sectors.
For the purposes of this policy, each Fund may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor’s Global Industry Classification Standard (“GICS”) or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.
4.	May not purchase or sell real estate or any interest therein, other than as may be acquired as a result of ownership of securities or other instruments and provided that the Fund shall not be prevented from investing in securities backed by real estate or securities of companies engaged in the real estate business.
5.	Other than the AQR Multi-Strategy Alternative Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund, AQR Core Equity Fund, AQR Small Cap Core

Equity Fund and AQR International Core Equity Fund, may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. The AQR Multi-Strategy Alternative Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund, AQR Core Equity Fund, AQR Small Cap Core Equity Fund and AQR International Core Equity Fund may not purchase commodities or contracts relating to commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
6.	May make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
7.	May not act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.
8.	May not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit a Fund to: (a) enter into commitments to purchase securities in accordance with a Fund’s investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (b) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (c) purchase or sell derivative instruments to the extent permitted by its investment program and other restrictions.
If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if the Fund’s holdings of illiquid securities exceed 15% of net assets because of changes in the value of the Fund’s investments, the Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.
Non-Fundamental Investment Policies Related to Fund Names
Certain Funds have names that suggest that the Fund will focus on a type of investment, within the meaning of Rule 35d-1 under the 1940 Act. The Trust has adopted a non-fundamental policy for each Fund with such a name to invest under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in investments of the type suggested by the Fund’s name, in each case as set forth in the Fund’s Prospectus.
With respect to each of these Funds, the Trust has adopted a policy to provide the Fund’s shareholders with at least 60 days prior notice of any change in the policy of a Fund to invest at least 80% of its assets in the manner described above.

Management of the Funds
The overall management of the business and affairs of the Funds is vested with the Board of Trustees. The Board of Trustees consists of six individuals (each, a “Trustee”), five of whom are not “interested persons” of the Trust as defined in the Investment Company Act (the “Disinterested Trustees”). The Trustees are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to it, including the Trust’s agreements with its investment advisers, investment sub-advisers, administrator, custodian and transfer agent. The management of each Fund’s day-to-day operations is delegated to its officers, the Adviser, the Sub-Adviser (in the case of AQR Diversified Arbitrage Fund and with respect to certain strategies of the AQR Multi-Strategy Alternative Fund) and the Funds’ administrator, subject always to the investment objectives and policies of each of the Funds and to general supervision of the Board of Trustees. The Disinterested Trustees have retained independent legal counsel to assist them in connection with their duties.
Listed in the chart below is basic information regarding the Trustees and officers of the Trust. The address of each officer and Trustee is Two Greenwich Plaza, 3rd Floor, Greenwich CT 06830.
Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Present or Past Directorships Held by Trustee (during the past 5 years)
Disinterested Trustees[2]
Timothy K. Armour, M.B.A., 1948	Chairman of the Board since 2010 and Trustee, since 2008	Interim Chief Executive Officer of Janus Capital Group (2009 to 2010) (financial services); Managing Director, Chief Operating Officer and President, Morningstar Inc. (1998 to 2008)	31	Janus Capital Group (since 2008); AARP Services, Inc. (since 2008); ETF Securities (since 2010)
L. Joe Moravy, M.B.A., CPA, 1950	Trustee, since 2008	Managing Director, Finance Scholars Group (since 2010) (consulting); Managing Director and Owner, LJM Advisory (2008-2010) (consulting); Partner, Ernst & Young LLP (2002 to 2008) (public accounting)	31	Nuveen Exchange Traded Commodities Funds (since 2012)

Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Present or Past Directorships Held by Trustee (during the past 5 years)
William L. Atwell, M.B.A., 1950	Trustee, since 2011	President (CIGNA International), CIGNA (2008 to 2012) (insurance); Managing Director, Atwell Partners LLC (since 2012) (consulting); Vice Chair, CIGNA & CMC Life Insurance of China (2008 to 2012) (insurance)	31	None
Gregg D. Behrens, M.M., 1952	Trustee, since 2011	Chief Executive Officer (Asia-Pacific Region), Northern Trust Company (1974 to 2009) (financial services)	31	None
Brian Posner, M.B.A., 1961	Trustee, since 2011	President, Point Rider Group LLC (since 2008) (consulting and advisory services); President and Chief Executive Officer, ClearBridge Advisors LLC (2005 to 2008) (financial services)	31	Biogen Idec (since 2008); Arch Capital Group (since 2010); Anadys Pharmaceuticals, Inc. (2011); BG Medicine (since 2012); RiverPark Funds (2010 to 2012)
Interested Trustee[3]
David Kabiller, CFA, 1963	Trustee, since 2010	Founding Principal, AQR Capital Management, LLC (since 1998)	31	N/A
Officers
Marco Hanig, Ph.D., 1958	Chief Executive Officer, since 2009; President, since 2008	Principal, AQR Capital Management, LLC (since 2008)	N/A	N/A
Abdon Bolivar, 1965	Chief Compliance Officer, since 2008	Chief Compliance Officer, AQR Capital Management, LLC (since 2002)	N/A	N/A

Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Present or Past Directorships Held by Trustee (during the past 5 years)
Nir Messafi, CPA, 1975	Chief Financial Officer, since 2010; Vice President, since 2009; Treasurer from 2009 to 2010	Vice President, AQR Capital Management, LLC (since 2003)	N/A	N/A
Aaron Masek, CPA, 1974	Vice President and Treasurer, since 2010	Vice President, AQR Capital Management, LLC (since 2010); prior thereto Audit Manager, Cohen Fund Audit Services, Ltd. (2008 to 2009); prior thereto Senior Vice President, Citi Fund Services Ohio, Inc. (1996 to 2008)	N/A	N/A
Bradley Asness, J.D., M.B.A., 1969	Vice President and Chief Legal Officer, since 2009	Principal and Chief Legal Officer, AQR Capital Management, LLC (since 1998)	N/A	N/A
Brendan R. Kalb, J.D., 1975	Executive Vice President, since 2009; Secretary, since 2008	General Counsel, AQR Capital Management, LLC (since 2004)	N/A	N/A
Nicole DonVito, J.D., 1979	Vice President, since 2009	Senior Counsel – Head of Registered Products, AQR Capital Management, LLC (since 2007)	N/A	N/A

[1]	Each Trustee serves until the election and qualification of a successor, or until death, resignation or removal as provided in the Trust’s Declaration of Trust.
[2]	A Disinterested Trustee is any Trustee that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
[3]	An Interested Trustee is a Trustee that is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kabiller is an interested person of the Trust because of his position with the Adviser.
Leadership Structure of the Board of Trustees
Overall responsibility for oversight of the Trust and its Funds rests with the Board of Trustees (the “Board”). The Trust, on behalf of the Funds, has engaged the Adviser and for the AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund, has also engaged the Sub-Adviser, to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Adviser and the Sub-Adviser and any other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-laws, and each Fund’s investment objectives and strategies. The Board is presently composed of six members, five of whom are Disinterested Trustees. The Board currently conducts regular in-person meetings and holds special telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Trustees also meet in executive session, at which no trustees who are interested persons of the Funds are present. The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed Mr. Armour, a Disinterested Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including the Adviser, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established two committees, i.e., Audit Committee and Nominating and Governance Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Funds, and from to time may establish informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nominating and Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.
The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, who carries out the Funds’ investment management and business affairs, and also by the Sub-Adviser with respect to the AQR Diversified Arbitrage Fund and the AQR Multi-Strategy Alternative Fund, and other service providers in connection with the services they provide to the Funds. Each of the Adviser, the Sub-Adviser and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Funds, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Adviser, the Sub-Adviser and the Funds’ other service providers (including the Funds’ distributor, servicing agent and transfer agent), the Funds’ Chief Compliance Officer, the independent registered public accounting firm for the Funds, and legal counsel to the Funds. The Board recognizes that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Board of Trustees and Committees
Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the Sub-Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, and/ or academic positions; experience from service as a Trustee of the Trust (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Timothy K. Armour, M.B.A. Mr. Armour has served as a Trustee of the Trust since 2008. In addition, he has more than 30 years of business and executive experience, specifically in the mutual fund industry. Mr. Armour has held senior positions with Morningstar, Inc. and Janus Capital Group. Mr. Armour also has corporate governance experience serving as a director/trustee of other entities, including Janus Capital Group, ETF Securities and AARP Services.
L. Joe Moravy, M.B.A., CPA. Mr. Moravy has served as a Trustee of the Trust since 2008. In addition, he has more than 39 years of business and executive experience primarily in the auditing and accounting area. Mr. Moravy has more than 34 years of audit and accounting related experience as a certified public accountant at leading accounting firms where he provided audit and accounting-related services to financial services companies. As a certified public accountant, Mr. Moravy also has gained corporate governance experience through working with the boards of directors and audit committees of public and private corporations. He also serves on the independent committee of Nuveen Exchange Traded Commodity Funds and has served as a director of several not-for-profit organizations.
William L. Atwell, M.B.A. Mr. Atwell has served as a Trustee of the Trust since 2011. In addition, he has more than 40 years of business experience in financial services. Mr. Atwell has extensive experience in various executive and other positions with CIGNA, Charles Schwab and Citibank. Mr. Atwell also has corporate governance experience serving as a director/trustee of several not-for-profit organizations and has served as a director/trustee of USI Holdings Corporation.
Gregg D. Behrens, M.M. Mr. Behrens has served as a Trustee of the Trust since 2011. In addition, he has more than 39 years of business experience in financial services. Mr. Behrens has extensive experience in various executive and other positions with Northern Trust Company, including his executive experience in London and Singapore. Mr. Behrens also has corporate governance experience serving as a director/trustee of several not-for-profit organizations.
Brian S. Posner, M.B.A. Mr. Posner has served as a Trustee of the Trust since 2011. In addition, he has more than 25 years of business experience in financial services. Mr. Posner has extensive experience in various executive and other positions with Point Rider Group LLC, ClearBridge Advisors, Hygrove Partners LLC/Hygrove Management LLC, Warburg Pincus Asset Management and Fidelity Management and Research Company. Mr. Posner also has corporate governance experience serving as a director/trustee of other entities, including BG Medicine, Biogen Idec, Arch Capital Group, Anadys Pharmaceuticals, Inc. and the River Park Funds.
David Kabiller, CFA. Mr. Kabiller has served as a Trustee of the Trust since 2010. In addition, he has more than 25 years of business and executive experience and is a Founding Principal of the Adviser. He has been with the Adviser since its inception in 1998. Prior to founding the Adviser, Mr. Kabiller was associated with Goldman Sachs & Co. where he served as a Vice President (1987 – 1998). Mr. Kabiller also has corporate governance experience serving as a director/trustee of several not-for-profit organizations.
Committees of the Board of Trustees
As discussed above, the Board of Trustees currently has two standing committees: (1) an Audit Committee, and (2) a Nominating and Governance Committee. Currently, each Disinterested Trustee serves on each committee. Mr. Kabiller, as an Interested Trustee, is not a member of either committee. Each committee has adopted a written charter setting forth its duties and responsibilities. The Audit Committee met three times and the Nominating and Governance Committee met once during the 12-months ended December 31, 2012.
Audit Committee. L. Joe Moravy, M.B.A., CPA, serves as the Chairman of the Audit Committee. The Audit Committee is required to meet at least twice a year and:
•	oversees the accounting, auditing and financial reporting processes of each of the Funds;
•	hires (and fires, if needed) the Funds’ independent registered public accounting firm;

•	pre-approves all audit, audit-related and non-audit services to be provided by the independent registered public accounting firm to the Funds and certain Fund affiliates;
•	reviews with the independent registered public accounting firm the proposed scope of, and fees for, their audit, the registered public accounting firm’s independence, and the staffing of the audit team of the Funds;
•	receives and considers a report from the independent registered public accounting firm concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection;
•	considers all critical accounting policies and practices to be used by each of the Funds and any proposed alternative treatments thereof; and
•	investigates any improprieties or suspected improprieties in the operations of each of the Funds.
Nominating and Governance Committee. William L. Atwell, M.B.A., serves as the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee normally meets once a year and as necessary to address governance issues and:
•	reviews and assesses the adequacy of the Board’s ongoing adherence to industry corporate governance best practices and makes recommendations as to any appropriate changes;
•	reviews and makes recommendations to the Board regarding Trustee compensation and expense reimbursement policies;
•	undertakes periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and
•	meets with the Funds’ management to review reports and other information concerning the status of the Funds’ operations, procedures, and processes.
If there is a vacancy on the Board, the Nominating and Governance Committee will:
•	identify and evaluate potential candidates to fill any such vacancy on the Board;
•	select from among the potential candidates a nominee to be presented to the full Board for its consideration; and
•	recommend to the Board a nominee to fill any such vacancy.
When seeking suggestions for nominees to serve as independent trustees, the Nominating and Governance Committee may consider suggestions from anyone it deems appropriate. When seeking to fill a position on the Board previously held by an Interested Trustee, the Nominating and Governance Committee will consider the views and recommendations of the Adviser. The Nominating and Governance Committee will not normally consider Trustee nominations submitted by shareholders.

Fund Ownership of the Trustees
The following table sets forth, for each Trustee, the dollar range of shares owned in a Fund as of December 31, 2012, as well as the aggregate dollar range of shares owned by the Trustee in the Trust as of the same date:
Name of Trustee	Dollar Range of Equity Securities in the Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
	Name of Fund	Dollar Range
Timothy K. Armour, M.B.A.	AQR Multi-Strategy Alternative Fund	Over $100,000	Over $100,000
L. Joe Moravy, M.B.A., CPA	AQR Diversified Arbitrage Fund	$10,001-50,000	Over $100,000
	AQR Managed Futures Strategy Fund	$50,001-100,000
	AQR Risk Parity Fund	Over $100,000
	AQR Momentum Fund	$10,001-50,000
	AQR Small Cap Momentum Fund	$10,001-50,000
	AQR International Momentum Fund	$10,001-50,000
	AQR Multi-Strategy Alternative Fund	Over $100,000
	AQR Risk-Balanced Commodities Strategy Fund	$10,001-50,000
	AQR U.S. Defensive Equity Fund	$50,001-100,000
	AQR International Defensive Equity Fund	$10,001-50,000
William L. Atwell, M.B.A.	AQR Global Equity Fund	Over $100,000	Over $100,000
	AQR International Equity Fund	$10,001-50,000
	AQR Diversified Arbitrage Fund	$10,001-50,000
	AQR Managed Futures Strategy Fund	$10,001-50,000
	AQR Risk Parity Fund	$50,001-100,000
	AQR Momentum Fund	$50,001-100,000
	AQR Small Cap Momentum Fund	Over $100,000
	AQR International Momentum Fund	$10,001-50,000
Gregg D. Behrens, M.M.	AQR International Equity Fund	Over $100,000	Over $100,000
	AQR International Momentum Fund	Over $100,000
Brian Posner, M.B.A.	AQR Risk Parity Fund	Over $100,000	Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
	Name of Fund	Dollar Range
David Kabiller, CFA	AQR Global Equity Fund	$0-10,000	Over $100,000
	AQR International Equity Fund	$0-10,000
	AQR Diversified Arbitrage Fund	$10,001-50,000
	AQR Momentum Fund	$50,001-100,000
	AQR Small Cap Momentum Fund	$50,001-100,000
	AQR International Momentum Fund	$10,000-50,000
	AQR Multi-Strategy Alternative Fund	Over $100,000
	AQR Risk Parity Fund	Over $100,000
	AQR Tax-Managed Momentum Fund	Over $100,000
	AQR Tax-Managed Small Cap Momentum Fund	Over $100,000
	AQR Tax-Managed International Momentum Fund	Over $100,000
	AQR International Defensive Equity Fund	$10,001-50,000
	AQR Emerging Defensive Equity Fund	Over $100,000
	AQR Risk Parity II HV Fund	Over $100,000
Fund Ownership of the Trustees and Officers
As of April 1, 2013, the Trustees and Officers of the Trust owned an aggregate of:
•	less than 1% of the AQR Global Equity Fund
•	less than 1% of the AQR International Equity Fund
•	less than 1% of the AQR Diversified Arbitrage Fund
•	less than 1% of the AQR Managed Futures Strategy Fund
•	less than 1% of the AQR Risk Parity Fund
•	less than 1% of the AQR Momentum Fund
•	less than 1% of the AQR Small Cap Momentum Fund
•	less than 1% of the AQR International Momentum Fund
•	less than 1% of the AQR Multi-Strategy Alternative Fund
•	less than 1% of the AQR Risk-Balanced Commodities Strategy Fund
•	less than 1% of the AQR U.S. Defensive Equity Fund
•	less than 1% of the AQR International Defensive Equity Fund
•	approximately 6.46% of the AQR Emerging Defensive Equity Fund
•	less than 1% of the AQR Risk Parity II HV Fund
•	less than 1% of the AQR Risk Parity II MV Fund
•	approximately 5.98% of the AQR Tax-Managed Momentum Fund
•	approximately 11.41% of the AQR Tax-Managed Small Cap Momentum Fund
•	approximately 7.17% of the AQR Tax-Managed International Momentum Fund

•	less than 1% of the AQR Core Equity Fund
•	approximately 10.19% of the AQR Small Cap Core Equity Fund
•	approximately 1.11% of the AQR International Core Equity Fund
Compensation of Trustees and Certain Officers
Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust. For fiscal year 2012, the annual retainer paid to Disinterested Trustees was $45,000 and the Disinterested Trustees also received a $6,000 per meeting fee for regularly scheduled meetings, plus $2,500 per extraordinary telephonic meeting. The Chairman of the Board received an additional $12,000 annual retainer and the Chairman of the Audit Committee received an additional $7,000 annual retainer. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings (these other expenses are subject to Board review to ensure that they are not excessive). The Trust does not pay any pension or retirement benefits.
The table below shows the compensation that was paid to the Disinterested Trustees for the Fund’s fiscal year ended December 31, 2012:
Compensation Table
Name of Person, Position	Estimated Annual Benefits upon Retirement	Aggregate Compensation from the Trust
Timothy K. Armour, M.B.A., Disinterested Trustee, Chairman of the Board	None	$86,000
L. Joe Moravy, M.B.A., CPA, Disinterested Trustee, Audit Committee Chairman	None	$81,000
William L. Atwell, M.B.A., Disinterested Trustee, Chairman of the Nominating and Governance Committee	None	$71,500
Gregg D. Behrens, M.M., Disinterested Trustee	None	$71,500
Brian Posner, M.B.A., Disinterested Trustee	None	$74,000
Personal Trading
The Trust, Adviser and Sub-Adviser have each adopted a code of ethics, which puts restrictions on the timing of personal trading in relation to trades by the Funds and other advisory clients of the Adviser, Sub-Adviser and their affiliates. The codes of ethics, which were adopted in accordance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), as appropriate, describe the fiduciary duties owed to shareholders of the Funds and to other advisory accounts by all Trustees, officers, members and employees of the Trust, and by the Adviser and Sub-Adviser; establish procedures for personal investing; and restrict certain transactions.
The Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”) has also adopted a code of ethics governing the personal trading activities of its directors, officers and employees, which contains comparable restrictions.
Proxy Voting Policies and Procedures
The Adviser and Sub-Adviser have adopted joint written proxy voting policies and procedures (“Proxy Policies”) as required by Rule 206(4)-6 under the Investment Advisers Act, consistent with their fiduciary obligations. The Trust has delegated proxy voting responsibilities with respect to each Fund to the Adviser, subject to the general oversight of the Board. The Proxy Policies have been approved by the Trust as the policies and procedures that the Adviser and Sub-Adviser will use when voting proxies on behalf of the Funds. A copy of the Proxy Policies is attached as Appendix A to this SAI.

Information about how each Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 will be available no later than August 31, of each year: (i) on the Funds’ website at www.aqrfunds.com; (ii) without charge, upon request, by calling 1-866-290-2688 or (iii) on the SEC’s website at http://www.sec.gov.
Portfolio Holdings Disclosure
Within 15 days following the end of each calendar month, each Fund, other than the AQR Diversified Arbitrage Fund, will make available a complete uncertified schedule of its portfolio holdings as of the end of the month. Within 15 days following the end of each calendar quarter, the AQR Diversified Arbitrage Fund will make available a complete uncertified schedule of its portfolio holdings as of the end of the quarter. Each Fund will make its portfolio holdings information available to the general public on the Funds’ website at www.aqrfunds.com. Portfolio holdings of each Fund will also be disclosed on a quarterly basis no later than sixty (60) days following the end of the preceding quarter on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Forms N-CSR and Forms N-Q will be available on the SEC website at http://www.sec.gov.
Non-public information regarding a Fund, including portfolio holdings information, may be disclosed more frequently or in advance of the website posting or its filing with the SEC on the EDGAR filing system to agents, service providers, analysts, rating agencies, pricing services, proxy voting services or others including the following: advisers and sub-advisers to the Funds, independent registered public accountants, counsel, administrator, transfer agent or custodian, who require access to such information in order to fulfill their contractual duties to the Funds, or consultants, data aggregators, mutual fund evaluation services, due diligence departments of broker dealers and wirehouses that regularly analyze the portfolio holdings and calculate information derived from holdings of the Funds, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by law, agreement or by the nature of their duties, are required to keep the nonpublic portfolio holdings information received from the Funds confidential. In addition, in connection with the purchase and sale of portfolio securities and in the course of seeking best execution, the Adviser and Sub-Adviser provide information regarding individual portfolio holdings to broker-dealers who may be selected to execute trades for the Funds. The Securities Exchange Act of 1934, as amended, and the rules of the Financial Industry Regulatory Authority (“FINRA”) provide limitations on a broker-dealer’s ability to trade for its own accounts or the accounts of others on the basis of such information. In addition, in connection with a redemption in kind, the redeeming shareholder may be required to agree to keep the information about the securities to be so distributed confidential, except to the extent necessary to dispose of the securities.
The Adviser also may make available certain information about each Fund’s portfolio prior to the public dissemination of portfolio holdings, including, but not limited to, the Fund’s portfolio characteristics data; the Fund’s country, currency and sector exposures; and a Fund’s performance attribution, including contributors/ detractors to Fund performance, by posting such information to the Fund’s website (www.aqrfunds.com) or upon reasonable request made to the Fund or the Adviser.
Nonpublic portfolio holdings information may be disclosed to certain third parties (other than as noted above) by written request (which may be completed via email) prior to its being posted on the Funds’ website or filed with the SEC through the EDGAR filing system, upon the preapproval of the president or a vice president of the Trust and a member of the Adviser’s Legal Department after making a good faith determination that the disclosure would serve a legitimate business propose of the Fund and is in the best interest of the Fund and its shareholders. In addition, the recipient must agree to maintain the confidentiality of the portfolio holdings information. The Trust’s Chief Compliance Officer and the executive officers of the Trust monitor the release of non-public information regarding the Trust. In order to assess whether there are any conflicts between the interests of the Funds’ shareholders and the interests of the Adviser, the Sub-Adviser or their affiliates, the Trustees will review at each regular meeting of the Board of Trustees the information related to any such written approvals that have been approved by the president or a vice president of the Trust and a member of the Adviser’s Legal Department since the last regular meeting of the Board of Trustees. As noted above, pre-approval by the president or a vice president of the Trust and a member of the Adviser’s Legal Department is not necessary with respect to the disclosure of certain nonpublic portfolio holdings information to certain third parties or with respect to the disclosure of certain other information about a Fund’s portfolio prior to the public dissemination of portfolio holdings information.
The Adviser manages other accounts such as separate accounts, unregistered products and funds sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to certain Funds and thus may have similar portfolio holdings. Such accounts may make disclosures at different times than the Funds’ portfolio holdings are disclosed. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the foregoing restrictions.
The Chief Compliance Officer of the Trust is responsible for ensuring that the Funds have adopted and implemented policies and procedures reasonably designed to ensure compliance with the Trust’s portfolio holdings disclosure policy and, to the extent necessary, the Chief Compliance Officer and/or his or her designee shall monitor the Funds compliance with this policy.
Any exceptions to the policy may be made only if approved by the Chief Compliance Officer of the Trust upon determining that the exception is in the best interests of the Funds and their shareholders. The Chief Compliance Officer must report any exceptions made to the policy to the Trustees at its next regularly scheduled meeting.
Each violation of the disclosure policy must be reported to the Chief Compliance Officer. If the Chief Compliance Officer, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the Investment Company Act, he or she shall report it to the applicable Trustees, as required by Rule 38a-1.
The Trustees reserve the right to amend the Trust’s policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time without prior notice and in their sole discretion. The Board of Trustees also considers the reports and recommendations of the Trust’s Chief Compliance Officer regarding any material compliance matters that may arise with respect to the disclosure of portfolio holdings information and periodically, as required under the circumstances, considers whether to approve or ratify any amendment to the Trust’s policies and procedures regarding the dissemination of portfolio holdings information.

Investment Advisory and Other Services
Investment Adviser
The Adviser, AQR Capital Management, LLC, Two Greenwich Plaza, 3rd Floor, Greenwich, CT 06830, serves as the investment adviser to each of the Funds pursuant to an Investment Advisory Agreement or an Investment Management Agreement entered into by the Trust, on behalf of each of the Funds (together, the “Advisory Agreement”). Subject to the general supervision of the Board of Trustees, under the terms of the Advisory Agreement, the Adviser furnishes a continuous investment program for each Fund’s portfolio, makes day-to-day investment decisions for each Fund, and manages each of the Funds’ investments in accordance with the stated policies of the Fund. The Adviser is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of each Fund, subject to its obligation to seek best execution. The Adviser provides persons satisfactory to the Trustees to serve as officers of the Funds. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers, or employees of the Adviser.
The Adviser also serves as the investment adviser to each of the AQR Managed Futures Strategy Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Managed Futures Strategy Fund; the AQR Risk Parity Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Risk Parity Fund; the AQR Multi-Strategy Alternative Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Multi-Strategy Alternative Fund; the AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Risk-Balanced Commodities Strategy Fund; the AQR Risk-Balanced Commodities Strategy LV Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Risk-Balanced Commodities Strategy LV Fund; the AQR Risk Parity II MV Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Risk Parity II MV Fund; and the AQR Risk Parity II HV Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Risk Parity II HV Fund, each organized under the laws of the Cayman Islands as an exempted company (each, a “ Subsidiary”), pursuant to a separate investment advisory agreement with each Subsidiary. The Adviser does not receive additional compensation for its management of each Subsidiary.
The Adviser is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of the Adviser. AQR Holdings is a subsidiary of AQR Capital Management Group, L.P. (“AQR LP”) which has no activities other than holding the interests of AQR Holdings. Clifford Asness, Ph.D., M.B.A., may be deemed to control the Adviser indirectly through his significant ownership of AQR LP.
Under the Advisory Agreement, the Funds pay the Adviser a management fee on a monthly basis in an amount equal to the following amounts annually of the average daily net assets of each of the Funds:
Fund:	Management Fee
AQR Global Equity Fund	0.40%
AQR International Equity Fund	0.45%
AQR Diversified Arbitrage Fund	1.00%
AQR Managed Futures Strategy Fund	1.05%
AQR Risk Parity Fund	0.75% on the first $1 billion of net assets
0.70% on net assets in excess of $1 billion
AQR Multi-Strategy Alternative Fund	1.85% on the first $1 billion of net assets
1.80% on net assets in excess of $1 billion
AQR Momentum Fund	0.25%
AQR Small Cap Momentum Fund	0.35%
AQR International Momentum Fund	0.35%
AQR Tax-Managed Momentum Fund	0.30%
AQR Tax-Managed Small Cap Momentum Fund	0.40%

Fund:	Management Fee
AQR Tax-Managed International Momentum Fund	0.40%
AQR U.S. Defensive Equity Fund	0.30% on the first $1 billion of net assets
0.275% on net assets in excess of $1 billion up to $3 billion
0.25% on net assets in excess of $3 billion
AQR International Defensive Equity Fund	0.40.% on the first $1 billion of net assets
0.375% on net assets in excess of $1 billion up to $3 billion
0.35% on net assets in excess of $3 billion
AQR Emerging Defensive Equity Fund	0.60% on the first $1 billion of net assets
0.575% on net assets in excess of $1 billion up to $3 billion
0.55% on net assets in excess of $3 billion
AQR Risk-Balanced Commodities Strategy Fund	0.60% on the first $1 billion of net assets
0.575% on net assets in excess of $1 billion up to $3 billion
0.55% on net assets in excess of $3 billion
AQR Risk-Balanced Commodities Strategy LV Fund	0.35% on the first $1 billion of net assets
0.325% on net assets in excess of $1 billion up to $3 billion
0.30% on net assets in excess of $3 billion
AQR Risk Parity II MV Fund	0.50% on the first $1 billion of net assets
0.475% on net assets in excess of $1 billion up to $3 billion
0.45% on net assets in excess of $3 billion
AQR Risk Parity II HV Fund	0.70% on the first $1 billion of net assets
0.675% on net assets in excess of $1 billion up to $3 billion
0.65% on net assets in excess of $3 billion
AQR Core Equity Fund	0.30%
AQR Small Cap Core Equity Fund	0.45%
AQR International Core Equity Fund	0.40%
For the fiscal year ended December 31, 2010, the Trust paid the Adviser management fees (after waivers), and the Adviser waived management fees and reimbursed expenses, as follows:
Funds	Fees Paid (After Waivers and Reimbursements)	Waivers	Reimbursements
AQR Global Equity Fund	$1,214,635	$ 0	$287,811
AQR International Equity Fund	$1,783,889	$110,503	$ 0
AQR Diversified Arbitrage Fund	$5,480,605	$ 0	$ 0
AQR Managed Futures Strategy Fund[1]	$2,884,035	$ 96,550	$ 0
AQR Risk Parity Fund [2]	$ 0	$ 36,242	$ 97,341
AQR Multi-Strategy Alternative Fund[3]	N/A	N/A	N/A
AQR Momentum Fund	$ 0	$ 87,137	$ 25,639
AQR Small Cap Momentum Fund	$ 0	$ 49,659	$ 97,632
AQR International Momentum Fund	$ 0	$117,405	$ 98,466
AQR Tax-Managed Momentum Fund[3]	N/A	N/A	N/A
AQR Tax-Managed Small Cap Momentum Fund[3]	N/A	N/A	N/A
AQR Tax-Managed International Momentum Fund[3]	N/A	N/A	N/A
AQR U.S. Defensive Equity Fund[3]	N/A	N/A	N/A
AQR International Defensive Equity Fund[3]	N/A	N/A	N/A
AQR Emerging Defensive Equity Fund[3]	N/A	N/A	N/A
AQR Risk-Balanced Commodities Strategy Fund[3]	N/A	N/A	N/A

Funds	Fees Paid (After Waivers and Reimbursements)	Waivers	Reimbursements
AQR Risk-Balanced Commodities Strategy LV Fund[3]	N/A	N/A	N/A
AQR Risk Parity II MV Fund[3]	N/A	N/A	N/A
AQR Risk Parity II HV Fund[3]	N/A	N/A	N/A
AQR Core Equity Fund[3]	N/A	N/A	N/A
AQR Small Cap Core Equity Fund[3]	N/A	N/A	N/A
AQR International Core Equity Fund[3]	N/A	N/A	N/A

[1]	For the period January 6, 2010 through December 31, 2010.
[2]	For the period September 30, 2010 through December 31, 2010.
[3]	The Fund paid no advisory fees during the period because the Fund had not yet commenced operations.
For the fiscal year ended December 31, 2011, the Trust paid the Adviser management fees (after waivers), and the Adviser waived management fees and reimbursed expenses, as follows:
Funds	Fees Paid (After Waivers and Reimbursements)	Waivers	Reimbursements
AQR Global Equity Fund	$ 1,658,631	$ 47,932	$ 0
AQR International Equity Fund	$ 2,182,959	$ 6,668	$ 0
AQR Diversified Arbitrage Fund	$15,977,606	$1,170,872	$ 0
AQR Managed Futures Strategy Fund	$13,355,825	$ 737,986	$ 0
AQR Risk Parity Fund	$ 1,041,326	$ 241,718	$ 0
AQR Multi-Strategy Alternative Fund[1]	$ 920,154	$ 382,473	$ 0
AQR Momentum Fund	$ 523,308	$ 65,231	$ 0
AQR Small Cap Momentum Fund	$ 269,118	$ 39,405	$ 0
AQR International Momentum Fund	$ 143,911	$ 118,251	$ 0
AQR Tax-Managed Momentum Fund[2]	N/A	N/A	N/A
AQR Tax-Managed Small Cap Momentum Fund[2]	N/A	N/A	N/A
AQR Tax-Managed International Momentum Fund[2]	N/A	N/A	N/A
AQR U.S. Defensive Equity Fund[2]	N/A	N/A	N/A
AQR International Defensive Equity Fund[2]	N/A	N/A	N/A
AQR Emerging Defensive Equity Fund[2]	N/A	N/A	N/A
AQR Risk-Balanced Commodities Strategy Fund[2]	N/A	N/A	N/A
AQR Risk-Balanced Commodities Strategy LV Fund[2]	N/A	N/A	N/A
AQR Risk Parity II MV Fund[2]	N/A	N/A	N/A
AQR Risk Parity II HV Fund[2]	N/A	N/A	N/A
AQR Core Equity Fund[2]	N/A	N/A	N/A
AQR Small Cap Core Equity Fund[2]	N/A	N/A	N/A
AQR International Core Equity Fund[2]	N/A	N/A	N/A

[1]	For the period July 18, 2011 through December 31, 2011.
[2]	The Fund paid no advisory fees during the period because the Fund had not yet commenced operations.

For the fiscal year ended December 31, 2012, the Trust paid the Adviser management fees (after waivers), and the Adviser waived management fees and reimbursed expenses, as follows:
Funds	Fees Paid (After Waivers and Reimbursements)	Waivers	Reimbursements
AQR Global Equity Fund	$ 1,739,716	$ 7,873	$ 0
AQR International Equity Fund	$ 2,642,211	$ 0	$ 0
AQR Diversified Arbitrage Fund	$23,728,985	$227,590	$ 0
AQR Managed Futures Strategy Fund	$19,072,714	$ 77,598	$ 0
AQR Risk Parity Fund	$ 5,253,636	$ 34,933	$ 0
AQR Multi-Strategy Alternative Fund	$ 9,839,032	$505,508	$ 0
AQR Momentum Fund	$ 1,087,067	$ 0	$ 0
AQR Small Cap Momentum Fund	$ 436,076	$ 0	$ 0
AQR International Momentum Fund	$ 366,874	$ 0	$ 0
AQR Tax-Managed Momentum Fund[1]	$ 0	$ 8,753	$110,047
AQR Tax-Managed Small Cap Momentum Fund[1]	$ 0	$ 9,669	$114,632
AQR Tax-Managed International Momentum Fund[1]	$ 0	$ 13,508	$142,423
AQR U.S. Defensive Equity Fund[2]	$ 0	$ 5,085	$ 94,844
AQR International Defensive Equity Fund[2]	$ 0	$ 7,291	$111,569
AQR Emerging Defensive Equity Fund[2]	$ 0	$ 15,889	$101,965
AQR Risk-Balanced Commodities Strategy Fund[2]	$ 0	$ 97,255	$ 63,132
AQR Risk-Balanced Commodities Strategy LV Fund[4]	N/A	N/A	N/A
AQR Risk Parity II MV Fund[3]	$ 0	$ 10,888	$ 99,563
AQR Risk Parity II HV Fund[3]	$ 0	$ 14,027	$ 96,888
AQR Core Equity Fund[4]	N/A	N/A	N/A
AQR Small Cap Core Equity Fund[4]	N/A	N/A	N/A
AQR International Core Equity Fund[4]	N/A	N/A	N/A

[1]	For the period January 27, 2012 through December 31, 2012.
[2]	For the period July 9, 2012 through December 31, 2012.
[3]	For the period November 5, 2012 through December 31, 2012.
[4]	The Fund paid no advisory fees during the period because the Fund had not yet commenced operations.
In addition to the payments to the Adviser under the Advisory Agreement described above, each Fund pays certain other costs of its operations including (a) custody, transfer agency and dividend disbursing expenses, (b) certain amounts paid to intermediaries in recognition of the transfer agency costs avoided by the Funds as a result of the customer recordkeeping activities of the intermediaries, (c) distribution related fees for the Class N shares, (d) fees of Trustees who are not affiliated with the Adviser, (e) legal and auditing expenses, (f) litigation expenses, (g) clerical, accounting and other office costs, (h) costs of printing the Funds’ Prospectuses and shareholder reports for current shareholders, (i) costs of maintaining the Trust’s existence, (j) interest charges, taxes, brokerage fees and commissions, (k) costs of stationery and supplies, (l) expenses and fees related to registration and/or filing with the SEC, the CFTC and with other federal and state regulatory authorities, and (m) upon the approval of the Board of Trustees, costs of personnel of the Adviser or its affiliates rendering clerical, accounting and other office services.
The Adviser may, from time to time, make payments to financial intermediaries for certain distribution, sub-administration, sub-transfer agency or other shareholder services provided to Class N, Class I and Class L shareholders of the Funds whose shares are held of record in certain omnibus accounts and other group accounts (e.g., a fund “supermarket” account). The Adviser may also make other payments to financial intermediaries as permitted under applicable rules of FINRA, such as the Adviser’s participation at a financial intermediary’s internal events including seminars, due diligence and other meetings. The Adviser makes certain of such payments out of the Adviser’s own resources, although in some cases the Adviser is reimbursed by the Funds for certain payments, resulting in an additional cost to the Funds and their shareholders. Payments made by the Adviser are in addition to any distribution or service fees payable under any Rule 12b-1 or shareholder service agreement of a Fund, any sub-transfer agency or similar fees payable directly by a Fund to certain financial intermediaries for performing those services, and any sales charges, commissions, non-cash compensation arrangements permitted under applicable rules of FINRA, or other concessions described in the fee table or elsewhere in a Fund’ s Prospectus or the SAI as payable to financial intermediaries.
Investment Sub-Adviser
The Trust and Adviser have retained the Sub-Adviser, CNH Partners, LLC, Two Greenwich Plaza, 1st Floor, Greenwich, CT 06830, to serve as the investment sub-adviser to the AQR Diversified Arbitrage Fund and the AQR Multi-Strategy Alternative Fund, each appointment pursuant to an investment sub-advisory agreement (each, a “Sub-Advisory Agreement”). Subject to the general supervision of the Board of Trustees and the Adviser, under the terms of each Sub-Advisory Agreement, the Sub-Adviser furnishes a continuous investment program for the AQR Diversified Arbitrage Fund’s portfolio and for certain strategies of the AQR Multi-Strategy Alternative Fund’s portfolio, makes day-to-day investment decisions for the AQR Diversified Arbitrage Fund and certain strategies of the AQR Multi-Strategy Alternative Fund’s portfolio, and manages each Fund’s investments in accordance with the stated policies of the Fund. The Sub-Adviser is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of the AQR Diversified Arbitrage Fund and with respect to the portfolio transactions for the strategies it manages of the AQR Multi-Strategy Alternative Fund, subject to its obligation to seek best execution.
For managing the assets of the AQR Diversified Arbitrage Fund, the Adviser compensates the Sub-Adviser out of the management fee the Adviser receives for managing the Fund. Effective October 1, 2010, the Sub-Adviser received from the Adviser a fee payable monthly equal to 1.00% annually of the average daily net assets for the AQR Diversified Arbitrage Fund. Prior to October 1, 2010, the Sub-Adviser received from the Adviser a fee payable monthly equal to 0.70% annually of the average daily net assets for the AQR Diversified Arbitrage Fund.
For managing assets allocable to certain strategies of the AQR Multi-Strategy Alternative Fund, the Adviser compensates the Sub-Adviser out of the management fee the Adviser receives for managing the Fund. The Sub-Adviser will receive from the Adviser a fee payable monthly equal to 0.35% annually of the average daily net assets for the AQR Multi-Strategy Alternative Fund.
For the fiscal years ended December 31, 2010, December 31, 2011 and December 31, 2012, the Adviser paid the Sub-Adviser, as follows:
Funds	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2012
AQR Diversified Arbitrage Fund	$5,480,605	$17,148,478	$23,956,575
AQR Multi-Strategy Alternative Fund[1]	$ N/A	$ 246,443	$ 1,957,178

1 Commenced operations on July 18, 2011.
Portfolio Manager Compensation
Compensation for Portfolio Managers that are Principals: The compensation for each of the portfolio managers that are a Principal of the Adviser or Sub-Adviser, as applicable, is in the form of distributions based on the revenues generated by the Adviser or Sub-Adviser, as the case may be. Distributions to each portfolio manager are based on cumulative research, leadership and other contributions to the Adviser or Sub-Adviser. Revenue distributions are also a function of assets under management and performance of the Funds. There is no direct linkage between performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues.
Compensation for Portfolio Managers that are not Principals: The compensation for the portfolio managers that are not Principals of the Adviser primarily consists of a fixed base salary and a discretionary bonus. Under the Adviser’s salary administration system, salary increases are granted on a merit basis, and in this regard, salaries are reviewed at least annually under a formal review program. Job performance contributes significantly to the determination of any salary increase; other factors, such as seniority and contributions to the Adviser are also considered. Discretionary bonuses are determined by the portfolio manager’s individual performance, including efficiency, contributions to the Adviser and quality of work performed. A portfolio manager’s performance is not based on any specific fund’s or strategy’s performance, but is affected by the overall performance of the firm.
Portfolio Manager Holdings
The dollar range of equity securities of each Fund listed below beneficially owned by the portfolio managers of such Fund as of December 31, 2012, unless noted otherwise, is as follows:
Portfolio Manager	Name of Fund	Dollar Range of Equity Securities Beneficially Owned
Clifford S. Asness, Ph.D., M.B.A.	AQR Global Equity Fund	$1 - 10,000
	AQR International Equity Fund	$1 - 10,000
	AQR Momentum Fund	$100,001 - 500,000
	AQR Small Cap Momentum Fund	$100,001 - 500,000
	AQR International Momentum Fund	$100,001 - 500,000
	AQR Managed Futures Strategy Fund	$50,001 - 100,000
	AQR Tax-Managed Momentum Fund	Over $1,000,000
	AQR Tax-Managed Small Cap Momentum Fund	Over $1,000,000
	AQR Tax-Managed International Momentum Fund	Over $1,000,000
	AQR Core Equity Fund	None*
	AQR Small Cap Core Equity Fund	None*
	AQR International Core Equity Fund	None*
John M. Liew, Ph.D., M.B.A.	AQR Global Equity Fund	$1 - 10,000
	AQR International Equity Fund	$1 - 10,000
	AQR Managed Futures Strategy Fund	None
	AQR Risk Parity Fund	$100,001 - 500,000
	AQR Multi-Strategy Alternative Fund	$100,001 - 500,000
	AQR Risk Parity II MV Fund	Over $1,000,000
	AQR Risk Parity II HV Fund	$100,001 - 500,000

Portfolio Manager	Name of Fund	Dollar Range of Equity Securities Beneficially Owned
Jacques A. Friedman, M.S.	AQR Momentum Fund	$50,001 - 100,000
	AQR Small Cap Momentum Fund	$50,001 - 100,000
	AQR International Momentum Fund	$50,001 - 100,000
	AQR Multi-Strategy Alternative Fund	$50,001 - 100,000
	AQR Tax-Managed Momentum Fund	None
	AQR Tax-Managed Small Cap Momentum Fund	None
	AQR Tax-Managed International Momentum Fund	None
	AQR U.S. Defensive Equity Fund	$50,001 - 100,000
	AQR Emerging Defensive Equity Fund	$50,001 - 100,000
	AQR International Defensive Equity Fund	$50,001 - 100,000
	AQR Core Equity Fund	None*
	AQR Small Cap Core Equity Fund	None*
	AQR International Core Equity Fund	None*
Brian K. Hurst	AQR Managed Futures Strategy Fund	$100,001 - 500,000
	AQR Risk Parity Fund	$100,001 - 500,000
	AQR Risk-Balanced Commodities Strategy Fund	$100,001 - 500,000
	AQR Risk-Balanced Commodities Strategy LV Fund†	None
	AQR Risk Parity II MV Fund	None
	AQR Risk Parity II HV Fund	None
Ronen Israel, M.A.	AQR Global Equity Fund	$50,001 - 100,000
	AQR International Equity Fund	$50,001 - 100,000
	AQR Diversified Arbitrage Fund	$50,001 - 100,000
	AQR Momentum Fund	$100,001 - 500,000
	AQR Small Cap Momentum Fund	$100,001 - 500,000
	AQR International Momentum Fund	$100,001 - 500,000
	AQR Multi-Strategy Alternative Fund	$100,001 - 500,000
	AQR Tax-Managed Momentum Fund	None
	AQR Tax-Managed Small Cap Momentum Fund	None
	AQR Tax-Managed International Momentum Fund	None
	AQR Core Equity Fund	None*
	AQR Small Cap Core Equity Fund	None*
	AQR International Core Equity Fund	None*
Oktay Kurbanov, M.B.A.	AQR Global Equity Fund	$50,001 - 100,000
	AQR International Equity Fund	$50,001 - 100,000
Michael A. Mendelson, M.B.A., S.M.	AQR Risk Parity Fund	$500,001 - 1,000,000
	AQR Risk Parity II MV Fund	None
	AQR Risk Parity II HV Fund	None
Mark L. Mitchell, Ph.D.	AQR Diversified Arbitrage Fund	$100,001 - 500,000
	AQR Multi-Strategy Alternative Fund	None

Portfolio Manager	Name of Fund	Dollar Range of Equity Securities Beneficially Owned
Lars N. Nielsen, M.Sc.	AQR Global Equity Fund	$50,001 - 100,000
	AQR International Equity Fund	$50,001 - 100,000
	AQR Diversified Arbitrage Fund	$50,001 - 100,000
	AQR Momentum Fund	$10,001 - 50,000
	AQR Small Cap Momentum Fund	$10,001 - 50,000
	AQR International Momentum Fund	$10,001 - 50,000
	AQR Multi-Strategy Alternative Fund	$50,001 - 100,000
	AQR Tax-Managed Momentum Fund	None
	AQR Tax-Managed Small Cap Momentum Fund	None
	AQR Tax-Managed International Momentum Fund	None
	AQR U.S. Defensive Equity Fund	$50,001 - 100,000
	AQR Emerging Defensive Equity Fund	$50,001 - 100,000
	AQR International Defensive Equity Fund	$50,001 - 100,000
Yao Hua Ooi	AQR Managed Futures Strategy Fund	$50,001 - 100,000
	AQR Risk Parity Fund	$50,001 - 100,000
	AQR Risk-Balanced Commodities Strategy Fund	$100,001 - 500,000
	AQR Risk-Balanced Commodities Strategy LV Fund†	None
	AQR Risk Parity II MV Fund	None
	AQR Risk Parity II HV Fund	None
Todd C. Pulvino, Ph.D., A.M., M.S.	AQR Diversified Arbitrage Fund	$100,001 - 500,000
	AQR Multi-Strategy Alternative Fund	None
Andrea Frazzini, Ph.D., M.S.	AQR Momentum Fund	$10,001 - 50,000
	AQR Small Cap Momentum Fund	None
	AQR International Momentum Fund	None
	AQR Tax-Managed Momentum Fund	None
	AQR Tax-Managed Small Cap Momentum Fund	None
	AQR Tax-Managed International Momentum Fund	None
	AQR U.S. Defensive Equity Fund	$10,001 - 50,000
	AQR Emerging Defensive Equity Fund	$10,001 - 50,000
	AQR International Defensive Equity Fund	$10,001 - 50,000
	AQR Core Equity Fund	None*
	AQR Small Cap Core Equity Fund	None*
	AQR International Core Equity Fund	None*
Hoon Kim, Ph.D., M.B.A., CFA	AQR U.S. Defensive Equity Fund	$10,001 - 50,000
	AQR Emerging Defensive Equity Fund	$10,001 - 50,000
	AQR International Defensive Equity Fund	$10,001 - 50,000
Ari Levine, M.S.	AQR Risk-Balanced Commodities Strategy Fund	$10,001 - 50,000
	AQR Risk-Balanced Commodities Strategy LV Fund†	None

*	The Fund commenced operations on March 26, 2013.
†	Fund has not commenced operations as of the date of this SAI.

Other Accounts Managed
Each of the portfolio managers is also responsible for managing other accounts in addition to the respective Fund or Funds which the portfolio manager manages, including other accounts of the Adviser, the Sub-Adviser, or their affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Funds can present certain conflicts of interest, as described below.
From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.
A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts (including Proprietary Accounts) with similar investment strategies. Often, an investment opportunity may be suitable for both a Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy. The Adviser or Sub-Adviser will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management by the Adviser or Sub-Adviser, different amounts of investable cash available, different strategies, or different risk tolerances. As a result, although the Adviser and Sub-Adviser manage numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.
Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts (including Proprietary Accounts) simultaneously, the Adviser, Sub-Adviser or portfolio manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. To this end, the Adviser and Sub-Adviser have adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts or a Fund may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser or Sub-Adviser, as applicable, that the overall benefits outweigh any disadvantages that may arise from this practice. Subject to applicable laws and/or account restrictions, the Adviser or Sub- Adviser may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Funds.
The Adviser, Sub-Adviser and the Funds’ portfolio managers may also face a conflict of interest where some accounts pay higher fees to the Adviser or Sub-Adviser than others, such as by means of performance fees. Specifically, the entitlement to a performance fee in managing one or more accounts may create an incentive for the Adviser or Sub-Adviser to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward the Adviser or Sub-Adviser for performance in accounts which are subject to such fees, the Adviser or Sub-Adviser may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.
The Adviser and Sub-Adviser have implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Funds and other accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.
The following table indicates the number of accounts and assets under management (in millions) for each type of account managed as of December 31, 2012:
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
		REGISTERED INVESTMENT COMPANY		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
		# of Accts.	Assets Under Management	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management
Clifford S. Asness, Ph.D., M.B.A.	$34,390,496,586	25	8,706,220,350	37	7,836,110,183	54	17,848,166,053
Andrea Frazzini, Ph.D., M.S.	$ 3,102,051,039	10	942,913,129	1	226,652,794	3	1,932,485,117
Jacques A. Friedman, M.S.	$34,778,347,496	23	4,439,144,994	30	6,207,974,399	67	24,131,228,104
Brian K. Hurst	$39,208,905,828	11	10,968,843,548	33	17,665,727,698	24	10,574,334,581
Ronen Israel, M.A.	$34,060,542,743	23	8,270,908,096	32	7,434,315,400	56	18,355,319,247
Hoon Kim, Ph.D., M.B.A., CFA	$ 2,265,557,228	4	106,419,318	1	226,652,794	3	1,932,485,117
Oktay Kurbanov, M.B.A.	$17,377,369,222	3	1,252,300,391	23	4,754,050,805	25	11,371,018,025
Ari Levine, M.S.	$12,179,694,180	5	4,444,825,546	29	7,373,169,269	1	361,699,365
John M. Liew, Ph.D., M.B.A.	$23,898,770,290	15	7,674,663,209	30	6,011,471,864	23	10,212,635,217
Michael A. Mendelson, M.B.A., S.M.	$20,700,312,396	5	6,858,600,801	18	13,208,051,863	2	633,659,733
Mark L. Mitchell, Ph.D.	$ 6,382,264,436	3	3,624,903,380	11	2,395,661,691	1	361,699,365
Lars N. Nielsen, M.Sc.	$36.483,719,878	27	8,382,029,444	38	7,006,926,112	60	21,094,764,322
Yao Hua Ooi	$25,414,031,922	11	10,968,843,548	23	14,110.049,807	2	335,138,567
Todd C. Pulvino, Ph.D., A.M., M.S.	$ 6,382,264,380	3	3,624,903,380	11	2,395,661,691	1	361,699.365

PORTFOLIO MANAGER	NUMBER OF OTHER ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
	REGISTERED INVESTMENT COMPANY		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management
Clifford S. Asness, Ph.D., M.B.A.	2	126,918,156	27	4,981,988,746	17	6,897,167,894
Andrea Frazzini, Ph.D., M.S.	1	84,738,316	0	-	0	-
Jacques A. Friedman, M.S.	1	42,179,840	18	3,744,847,410	20	7,785,165,372
Brian K. Hurst	0	-	18	11,630,273,920	7	4,393,374,236
Ronen Israel, M.A.	1	42,179,840	21	4,089,682,866	18	7,258,867,259
Hoon Kim, Ph.D., M.B.A., CFA	1	84,738,316	0	-	0	-
Oktay Kurbanov, M.B.A.	0	-	18	3,949,175,260	7	4,187,259,813
Ari Levine, M.S.	0	-	16	3,092,354,966	1	361,699,365
John M. Liew, Ph.D., M.B.A.	1	84,738,316	19	4,055,089,057	6	4,031,674,871
Michael A. Mendelson, M.B.A., S.M.	0	-	9	8,837,963,889	1	361,699,365

PORTFOLIO MANAGER	NUMBER OF OTHER ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
	REGISTERED INVESTMENT COMPANY		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management
Mark L. Mitchell, Ph.D.	0	-	7	2,069,045,259	1	361,699,365
Lars N. Nielsen, M.Sc.	1	42,179,840	26	4,876,074,949	18	7,052,752,836
Yao Hua Ooi	0	-	9	8,955,399,293	1	63,178,199
Todd C. Pulvino, Ph.D., A.M., M.S.	0	-	7	2,069,045,259	1	361,699,365
Administrator and Fund Accountant
On behalf of the Funds, the Trust has entered into an Administration Agreement (the “JPM Administration Agreement”) with JPMorgan Chase Bank, N.A. (the “JPM Administrator”) located at One Beacon Street, Boston, Massachusetts 02108. The JPM Administration Agreement initially took effect on (1) September 12, 2010 with respect to the AQR Managed Futures Strategy Fund, and (2) September 19, 2010 with respect to the AQR Diversified Arbitrage Fund, AQR Global Equity Fund, AQR International Equity Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund and AQR International Momentum Fund (collectively referred to as the “ JPM Effective Date”). The JPM Administration Agreement also took effect with respect to the other current series of the Trust and takes effect with respect to each new series of the Trust upon the Fund’s inception. The JPM Administrator also serves as the administrator to the AQR Managed Futures Strategy Offshore Fund Ltd., the AQR Risk Parity Offshore Fund Ltd., the AQR Multi-Strategy Alternative Offshore Fund Ltd., the AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., the AQR Risk-Balanced Commodities Strategy LV Offshore Fund Ltd., the AQR Risk Parity II MV Offshore Fund Ltd. and the AQR Risk Parity II HV Offshore Fund Ltd. Under the JPM Administration Agreement, the JPM Administrator’s services include, but are not limited to, the following: preparing minutes of meetings of the Board of Trustees and assisting the Secretary of the Trust in preparing for quarterly meetings of the Board of Trustees; performing certain compliance tests for the Trust; participating in the annual update of the Trust’s registration statement and coordinating in the preparation and filing of certain other Trust filings and documents; preparing federal and state income tax returns for the Trust; performing net asset value calculations; establishing appropriate expense accruals, maintaining expense files and coordinating the payment of invoices for the Trust. For the period from the JPM Effective Date to December 31, 2010, the Trust paid JPM Administrator fees of $317,969. For the fiscal years ended December 31, 2011 and December 31, 2012, the Trust paid JPM Administrator fees of $1,609,638 and $2,220,064, respectively.
The JPM Administration Agreement continues in effect for an initial term of three years and will automatically renew upon the expiration of the initial term. Either party may terminate the agreement upon not less than six months’ prior written notice to the other party.
Prior to the JPM Effective Date, the Trust, on behalf of the AQR Diversified Arbitrage Fund, AQR Global Equity Fund, AQR International Equity Fund, AQR Managed Futures Strategy Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund and AQR International Momentum Fund, entered into a Fund Administration and Accounting Agreement (the “BNY Administration Agreement”) with the Bank of New York Mellon (“BNY Administrator”) located at 101 Barclay Street, New York, NY 10286. Under the BNY Administration Agreement, the BNY Administrator’s services included, but were not limited to, the following: preparing minutes of meetings of the Board of Trustees and assisting the Secretary of the Trust in preparing for quarterly meetings of the Board of Trustees; performing certain compliance tests for the Trust; participating in the periodic update of the Trust’ s registration statement and coordinating in the preparation, filing, printing and dissemination of certain other Trust filings and documents; preparing workpapers supporting the preparation of federal, state and local income tax returns for the Trust; establishing appropriate expense accruals, maintaining expense files and coordinating the payment of invoices for the Trust. For the period January 1, 2010 through the JPM Effective Date, the Trust paid BNY Administrator $634,975.
Distributor
The Trust has entered into a Distribution Agreement, on behalf of each Fund, with the Distributor, ALPS Distributors, Inc., pursuant to which the Distributor acts as distributor for each Fund and acts as agent for each Fund in selling its shares to the public. ALPS Distributors, Inc. is located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distributor offers shares of the Funds on a continuous basis and may engage in advertising and solicitation activities in connection therewith. The Distributor is not obligated to sell any certain number of shares of the Funds. The Distributor also reviews advertisements and acts as liaison for broker-dealer relationships. Investors purchasing or redeeming shares of a Fund through another financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge. The Distribution Agreement continues in effect until December 7, 2013 and shall continue in effect for successive one-year periods ending each December 7th provided such continuance is specifically approved at least annually by (i) the Board of Trustees or (ii) the vote of a majority of outstanding shares of the Fund, and provided that in either event the continuance is also approved by a majority of the Trust’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Distribution Agreement.
Distribution Plan
The Board has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Class N shares of each Fund (the “12b-1 Plan”). Under the 12b-1 Plan, the Class N shares of each Fund pay a distribution fee of 0.25% to the Distributor as compensation for distribution activities related to Class N shares of each Fund. Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. The 12b-1 Plan provides that the distribution fees are payable to the Distributor regardless of the amounts actually expended by the Distributor.
Authorized distribution expenses include the Distributor’s interest expense and profit. The Distributor anticipates that actual expenditures on distribution will substantially exceed the distribution fees received by it during the early years of the operation of the 12b-1 Plan. In later years, its expenditures may be less than the distribution fees, thus enabling the Distributor to realize a profit in those years.
If the 12b-1 Plan is terminated with respect to a Fund, the Fund will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. The 12b-1 Plan may be terminated only by specific action of the Trustees or shareholders.
The 12b-1 Plan shall continue in effect from year to year with respect to each Fund, provided such continuance is approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Disinterested Trustees. The 12b-1 Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Class N shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Trustees in the manner described above. The 12b-1 Plan may be terminated with respect to a Fund at any time, without payment of any penalty, by vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 60 days’ written notice to any other party to the 12b-1 Plan. So long as the 12b-1 Plan is in effect, the selection and nomination of Disinterested Trustees has been committed to the Disinterested Trustees.

Pursuant to the 12b-1 Plan, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under the 12b-1 Plan. In the Trustees’ quarterly review of the 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the 12b-1 Plan will benefit the respective Funds and their shareholders.
The table below provides information for the period ended December 31, 2010 about the 12b-1 fees each Fund paid to the Distributor under the Trust’s 12b-1 Plan.
Funds	Fees Paid
AQR Global Equity Fund	$ 2,780
AQR International Equity Fund	$ 2,260
AQR Diversified Arbitrage Fund	$580,768
AQR Managed Futures Strategy Fund[1]	$160,102
AQR Risk Parity Fund[2]	$ 5,890
AQR Multi-Strategy Alternative Fund [4]	N/A
AQR Momentum Fund[3]	N/A
AQR Small Cap Momentum Fund[3]	N/A
AQR International Momentum Fund[3]	N/A
AQR Tax-Managed Momentum Fund[4]	N/A
AQR Tax-Managed Small Cap Momentum Fund[4]	N/A
AQR Tax-Managed International Momentum Fund[4]	N/A
AQR U.S. Defensive Equity Fund[4]	N/A
AQR International Defensive Equity Fund[4]	N/A
AQR Emerging Defensive Equity Fund[4]	N/A
AQR Risk-Balanced Commodities Strategy Fund[4]	N/A
AQR Risk-Balanced Commodities Strategy LV Fund[4]	N/A
AQR Risk Parity II MV Fund[4]	N/A
AQR Risk Parity II HV Fund[4]	N/A
AQR Core Equity Fund[4]	N/A
AQR Small Cap Core Equity Fund[4]	N/A
AQR International Core Equity Fund[4]	N/A

[1]	For the period January 6, 2010 through December 31, 2010.
[2]	For the period September 30, 2010 through December 31, 2010.
[3]	The Fund paid no 12b-1 fees during the period because the Class N Shares of the Fund commenced operations on December 17, 2012.
[4]	The Fund paid no 12b-1 fees during the period because the Fund had not yet commenced operations.
The table below provides information for the period ended December 31, 2011 about the 12b-1 fees each Fund paid to the Distributor under the Trust’s 12b-1 Plan.
Funds	Fees Paid
AQR Global Equity Fund	$ 4,086
AQR International Equity Fund	$ 3,435
AQR Diversified Arbitrage Fund	$1,227,046
AQR Managed Futures Strategy Fund	$1,065,682
AQR Risk Parity Fund	$ 110,899
AQR Multi-Strategy Alternative Fund[1]	$ 24,772
AQR Momentum Fund[2]	N/A

Funds	Fees Paid
AQR Small Cap Momentum Fund[2]	N/A
AQR International Momentum Fund[2]	N/A
AQR Tax-Managed Momentum Fund[3]	N/A
AQR Tax-Managed Small Cap Momentum Fund[3]	N/A
AQR Tax-Managed International Momentum Fund[3]	N/A
AQR U.S. Defensive Equity Fund[3]	N/A
AQR International Defensive Equity Fund[3]	N/A
AQR Emerging Defensive Equity Fund[3]	N/A
AQR Risk-Balanced Commodities Strategy Fund[3]	N/A
AQR Risk-Balanced Commodities Strategy LV Fund[3]	N/A
AQR Risk Parity II MV Fund[3]	N/A
AQR Risk Parity II HV Fund[3]	N/A
AQR Core Equity Fund[3]	N/A
AQR Small Cap Core Equity Fund[3]	N/A
AQR International Core Equity Fund[3]	N/A

[1]	For the period July 18, 2011 through December 31, 2011.
[2]	The Fund paid no 12b-1 fees during the period because the Class N Shares of the Fund commenced operations on December 17, 2012.
[3]	The Fund paid no 12b-1 fees during the period because the Fund had not yet commenced operations.
The table below provides information for the period ended December 31, 2012 about the 12b-1 fees each Fund paid to the Distributor under the Trust’s 12b-1 Plan.
Funds	Fees Paid
AQR Global Equity Fund	$ 3,967
AQR International Equity Fund	$ 33,404
AQR Diversified Arbitrage Fund	$1,784,883
AQR Managed Futures Strategy Fund	$1,129,440
AQR Risk Parity Fund	$ 276,893
AQR Multi-Strategy Alternative Fund	$ 79,960
AQR Momentum Fund [3]	$ 4,721
AQR Small Cap Momentum Fund [3]	$ 1
AQR International Momentum Fund [3]	$ 1
AQR Tax-Managed Momentum Fund[3]	$ 1
AQR Tax-Managed Small Cap Momentum Fund[3]	$ 1
AQR Tax-Managed International Momentum Fund[3]	$ 1
AQR U.S. Defensive Equity Fund[1]	$ 903
AQR International Defensive Equity Fund[1]	$ 1,344
AQR Emerging Defensive Equity Fund[1]	$ 1,507
AQR Risk-Balanced Commodities Strategy Fund[1]	$ 1,476
AQR Risk-Balanced Commodities Strategy LV Fund[4]	N/A
AQR Risk Parity II MV Fund[2]	$ 749
AQR Risk Parity II HV Fund[2]	$ 1,095
AQR Core Equity Fund[4]	N/A

Funds	Fees Paid
AQR Small Cap Core Equity Fund[4]	N/A
AQR International Core Equity Fund[4]	N/A

[1]	For the period July 9, 2012 through December 31, 2012.
[2]	For the period November 5, 2012 through December 31, 2012.
[3]	For the period December 17, 2012 through December 31, 2012.
[4]	The Fund paid no 12b-1 fees during the period because the Fund had not yet commenced operations.
Custodian
The Custodian for the Funds is JPMorgan Chase Bank, N.A. (“Custodian”), located at 1 Chase Manhattan Plaza, New York, NY 10005. The JPM Custodian also serves as the custodian of the AQR Managed Futures Strategy Offshore Fund Ltd., the AQR Risk Parity Offshore Fund Ltd., the AQR Multi-Strategy Alternative Offshore Fund Ltd., the AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., the AQR Risk-Balanced Commodities Strategy LV Offshore Fund Ltd., the AQR Risk Parity II MV Offshore Fund Ltd. and the AQR Risk Parity II HV Offshore Fund Ltd. The JPM Custodian has no part in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. Under a custody agreement with the Trust, on behalf of the Funds, the Custodian holds each Fund’s securities and maintains all necessary accounts and records.
Transfer Agent and Dividend Disbursing Agent
ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203, has been retained to serve as the Funds’ transfer agent and dividend disbursing agent.
Shareholder Services Agreement
The Trust has entered into a Shareholder Services Agreement with respect to each Class of Shares of each Fund other than the AQR Managed Futures Strategy Fund, the AQR Risk Parity Fund and the AQR Multi-Strategy Alternative Fund. Effective July 1, 2010, the Trust, on behalf of the AQR Global Equity Fund and AQR International Equity Fund, reduced the Shareholder Services fee for the Class Y Shares to zero. In addition, effective October 1, 2010, the Trust, on behalf of the AQR Diversified Arbitrage Fund, terminated the Shareholder Services Agreement with respect to the Class N and I Shares of the Fund. Under the Shareholder Services Agreement, each of the (i) AQR Global Equity Fund and AQR International Equity Fund pays the Adviser a fee of up to 0.30% annually of the Fund’s average daily net assets for Class I Shares and up to 0.35% annually for the Fund’s average daily net assets for Class N Shares; (ii) AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR Core Equity Fund, AQR Small Cap Core Equity Fund and the AQR International Core Equity Fund pays the Adviser a fee of up to 0.15% annually of the Fund’s average daily net assets for Class L Shares and Class N Shares; and (iii) the AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk-Balanced Commodities Strategy LV Fund, AQR Risk Parity II MV Fund and the AQR Risk Parity II HV Fund pays the Adviser a fee of up to 0.25% annually of the Fund’s average daily net assets for Class I Shares and Class N Shares; for providing or arranging for the provision of certain services to shareholders of each Fund.
For the fiscal year ended December 31, 2010, the Trust paid the Adviser shareholder services fees as follows:

Funds	Fees Paid (After Waivers)	Waivers
AQR Global Equity Fund	$ 7,614	$447,840
AQR International Equity Fund	$ 0	$644,980

Funds	Fees Paid (After Waivers)	Waivers
AQR Diversified Arbitrage Fund	$947,520	$235,386
AQR Momentum Fund	$ 0	$ 52,283
AQR Small Cap Momentum Fund	$ 0	$ 21,282
AQR International Momentum Fund	$ 0	$ 50,316
AQR Tax-Managed Momentum Fund[1]	N/A	N/A
AQR Tax-Managed Small Cap Momentum Fund[1]	N/A	N/A
AQR Tax-Managed International Momentum Fund[1]	N/A	N/A
AQR U.S. Defensive Equity Fund[1]	N/A	N/A
AQR International Defensive Equity Fund[1]	N/A	N/A
AQR Emerging Defensive Equity Fund[1]	N/A	N/A
AQR Risk-Balanced Commodities Strategy Fund[1]	N/A	N/A
AQR Risk-Balanced Commodities Strategy LV Fund[1]	N/A	N/A
AQR Risk Parity II MV Fund[1]	N/A	N/A
AQR Risk Parity II HV Fund[1]	N/A	N/A
AQR Core Equity Fund[1]	N/A	N/A
AQR Small Cap Core Equity Fund[1]	N/A	N/A
AQR International Core Equity Fund[1]	N/A	N/A

[1]	The Fund paid no shareholder services fees during the period because the Fund had not yet commenced operations.
For the fiscal year ended December 31, 2011, the Trust paid the Adviser shareholder services fees as follows:
Funds	Fees Paid (After Waivers)	Waivers
AQR Global Equity Fund	$ 0	$ 14,200
AQR International Equity Fund	$389,888	$ 4,809
AQR Diversified Arbitrage Fund[1]	N/A	N/A
AQR Momentum Fund	$ 0	$353,125
AQR Small Cap Momentum Fund	$ 0	$132,225
AQR International Momentum Fund	$ 0	$112,356
AQR Tax-Managed Momentum Fund[2]	N/A	N/A
AQR Tax-Managed Small Cap Momentum Fund[2]	N/A	N/A
AQR Tax-Managed International Momentum Fund[2]	N/A	N/A
AQR U.S. Defensive Equity Fund[2]	N/A	N/A
AQR International Defensive Equity Fund[2]	N/A	N/A
AQR Emerging Defensive Equity Fund[2]	N/A	N/A
AQR Risk-Balanced Commodities Strategy Fund[2]	N/A	N/A
AQR Risk-Balanced Commodities Strategy LV Fund[2]	N/A	N/A
AQR Risk Parity II MV Fund[2]	N/A	N/A
AQR Risk Parity II HV Fund[2]	N/A	N/A
AQR Core Equity Fund[2]	N/A	N/A
AQR Small Cap Core Equity Fund[2]	N/A	N/A
AQR International Core Equity Fund[2]	N/A	N/A

[1]	Effective October 1, 2010, the Trust, on behalf of the AQR Diversified Arbitrage Fund, terminated the Shareholder Services Agreement with respect to the Class N and I Shares of the Fund.

[2]	The Fund paid no shareholder services fees during the period because the Fund had not yet commenced operations.
For the fiscal year ended December 31, 2012, the Trust paid the Adviser shareholder services fees as follows:
Funds	Fees Paid (After Waivers)	Waivers
AQR Global Equity Fund	$ 0	$ 11,838
AQR International Equity Fund	$558,878	$ 0
AQR Diversified Arbitrage Fund[1]	N/A	N/A
AQR Momentum Fund	$316,370	$335,876
AQR Small Cap Momentum Fund	$112,231	$ 74,662
AQR International Momentum Fund	$ 16,501	$140,733
AQR Tax-Managed Momentum Fund[2]	$ 0	$ 4,377
AQR Tax-Managed Small Cap Momentum Fund[2]	$ 0	$ 3,626
AQR Tax-Managed International Momentum Fund[2]	$ 0	$ 5,066
AQR U.S. Defensive Equity Fund[3]	$ 0	$ 4,238
AQR International Defensive Equity Fund[3]	$ 0	$ 4,556
AQR Emerging Defensive Equity Fund[3]	$ 0	$ 6,621
AQR Risk-Balanced Commodities Strategy Fund[3]	$ 0	$ 40,523
AQR Risk-Balanced Commodities Strategy LV Fund[5]	N/A	N/A
AQR Risk Parity II MV Fund[4]	$ 0	$ 5,444
AQR Risk Parity II HV Fund[4]	$ 0	$ 5,010
AQR Core Equity Fund[5]	N/A	N/A
AQR Small Cap Core Equity Fund[5]	N/A	N/A
AQR International Core Equity Fund[5]	N/A	N/A

[1]	Effective October 1, 2010, the Trust, on behalf of the AQR Diversified Arbitrage Fund, terminated the Shareholder Services Agreement with respect to the Class N and I Shares of the Fund.
[2]	For the period January 27, 2012 through December 31, 2012.
[3]	For the period from July 9, 2012 through December 31, 2012.
[4]	For the period from November 5, 2012 through December 31, 2012.
[5]	The Fund paid no shareholder services fees during the period because the Fund had not yet commenced operations.
Determination of Net Asset Value
Each Fund’s NAV is computed as of the scheduled close of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each day during which the NYSE is open for trading. If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV per share of each Fund is computed by dividing the total current value of the assets of the Fund attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time such computation is made.
The Funds’ portfolio securities are valued as of the close of business of the regular session of trading on the NYSE (normally 4:00 p.m. Eastern time). Securities traded on a national stock exchange or quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise at the last quoted bid price. Futures contracts are generally valued at the last quoted sales price on the applicable valuation date.

The Funds normally value equity securities and futures contracts primarily traded on North American, Central American, South American and Caribbean markets as described above. However, the Funds have implemented and normally use fair value pricing on a daily basis for all equity securities that are not primarily traded on North American, Central American, South American and Caribbean markets because trading in these securities typically is completed at times that vary significantly from the closing of the NYSE. This fair value pricing process for foreign equity securities uses the quotations of an independent pricing service to value each such security unless (i) the pricing service does not provide prices for the security, in which event the Fund may use market value or fair value in accordance with the Trust’s Valuation Procedures or (ii) the Trust’s Valuation Committee determines that (a) a quote provided by the service does not accurately reflect the value of the security and (b) the use of another fair valuation methodology is appropriate.
Futures contracts that are not primarily traded on North American, Central American, South American and Caribbean markets are normally valued at the settlement price of the exchange on which it is traded. If the Fund or the Adviser determine that the settlement price of the foreign exchange is not reliable, the futures contract will be valued based on its fair value as determined in accordance with the valuation procedures approved by the Board of Trustees.
Investments in open-end investment companies are valued at such investment company’s current day closing net asset value per share. Exchange-Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price. Equity, total return and commodity swap contracts are valued at fair value, based on the price of the underlying referenced instrument. Credit default swaps are valued daily primarily using independent pricing services or market makers. Interest rate swap contracts are valued at fair value as determined by an independent pricing service based on various valuation models which consider the terms of underlying contracts and market data inputs received from third parties.
Securities for which market quotations or independent pricing service quotations are not readily available or which are not readily marketable and all other assets of the Funds are valued at fair value using Valuation Procedures for the Funds, which have been approved by the Board of Trustees. The procedures require that the Valuation Committee, as designated from time to time, meet on an as-needed basis to value any securities or other assets for which prices or valuations are not readily determinable by the Funds’ pricing agent. The Valuation Committee considers time-sensitive valuation issues, including those relating to market closures, changes in illiquid security values and other events that may have a potentially material impact on security values. At each regular meeting of the Board of Trustees held during a quarter following a meeting of the Valuation Committee, the Valuation Committee presents a written report for the Board’s review and approval that discusses the procedures and practices employed in connection with any action taken by the Committee during the prior period. In addition, the Valuation Committee annually reviews all the valuation methodologies used by it and takes any actions necessary to ensure that appropriate procedures and internal controls are in place to address valuation issues. A written report of this review is presented annually to the Board of Trustees for its review. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.
In determining the value of portfolio investments, the Fund may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Prices obtained from independent third party pricing services to value each Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination shall be made considering pertinent facts and circumstances surrounding such revision.

Calculation of Offering Price
An illustration of the calculation of the offering price for the outstanding shares of each Fund (Class I for each of the AQR Global Equity Fund, AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund and Class L for each of the AQR Momentum Fund, AQR International Momentum Fund, AQR Small Cap Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund and AQR Tax-Managed International Momentum Fund) based on the value of that Fund’s net assets and number of shares outstanding on December 31, 2012 is set forth below.:
	AQR Global Equity Fund	AQR International Equity Fund	AQR Diversified Arbitrage Fund	AQR Managed Futures Strategy Fund	AQR Risk Parity Fund
Net Assets	$626,448	$196,971,397	$1,752,723,858	$2,136,959,054	$868,660,662
Number of Shares Outstanding	55,196	19,233,566	158,688,997	218,555,645	75,596,068
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 11.35	$ 10.24	$ 11.05	$ 9.78	$ 11.49
Sales Charge	None	None	None	None	None
Offering Price	$ 11.35	$ 10.24	$ 11.05	$ 9.78	$ 11.49

	AQR Multi-Strategy Alternative Fund	AQR Momentum Fund	AQR Small Cap Momentum Fund	AQR International Momentum Fund
Net Assets	$808,261,775	$490,441,577	$145,769,751	$127,673,412
Number of Shares Outstanding	81,626,174	30,541,508	8,871,777	9,757,051
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 9.90	$ 16.06	$ 16.43	$ 13.09
Sales Charge	None	None	None	None
Offering Price	$ 9.90	$ 16.06	$ 16.43	$ 13.09

	AQR Tax-Managed Momentum Fund	AQR Tax-Managed Small Cap Momentum Fund	AQR Tax-Managed International Momentum Fund	AQR U.S. Defensive Equity Fund
Net Assets	$6,040,821	$3,434,992	$5,738,743	$7,841,840
Number of Shares Outstanding	542,643	307,953	510,465	771,572
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 11.13	$ 11.15	$ 11.24	$ 10.16
Sales Charge	None	None	None	None
Offering Price	$ 11.13	$ 11.15	$ 11.24	$ 10.16

	AQR International Defensive Equity Fund	AQR Emerging Defensive Equity Fund	AQR Risk-Balanced Commodities Strategy Fund	AQR Risk Parity II MV Fund
Net Assets	$5,366,031	5,402,251	$63,330,812	$29,993,223
Number of Shares Outstanding	502,748	494,839	6,413,854	2,950,196
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 10.67	$ 10.92	$ 9.87	$ 10.17
Sales Charge	None	None	None	None
Offering Price	$ 10.67	$ 10.92	$ 9.87	$ 10.17

AQR Risk Parity II HV Fund
Net Assets	$16,253,630
Number of Shares Outstanding	1,591,812
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 10.21
Sales Charge	None
Offering Price	$ 10.21
Additional Information About Purchases and Redemption of Shares
Cut-Off Time for Purchase and Redemption Orders
Orders to purchase or redeem shares received by the Transfer Agent, or by a financial intermediary authorized to receive such orders, by the cut-off time indicated in the Funds’ Prospectus will be processed at the NAV next calculated after the order is received by the Transfer Agent or the financial intermediary that is an authorized agent of the Funds. Under a variety of different types of servicing agreements, financial intermediaries that are authorized to receive purchase and redemption orders from investors are permitted to transmit those orders that are received by the financial intermediary before the cut-off time in the Prospectus to the Transfer Agent by the cut-off times stated in those agreements, which are generally later than the cut-off time stated in the Prospectus. Financial intermediaries are prohibited by law from transmitting orders received after the cut-off time stated in the Prospectus to the Transfer Agent for processing at that day’s NAV. Any order otherwise received after the cut-off time stated in the Prospectus will be specifically identified for processing on the next day on which a NAV is computed.
Purchases In-Kind
The Trust may permit purchases of any of the Fund’s shares by means of in-kind contributions of portfolio securities under limited circumstances in accordance with procedures approved by the Trust’s Board of Trustees. In-kind purchases of Fund shares may only be permitted if the Adviser or Sub-Adviser, as appropriate, determines that acceptance of the in-kind securities will not adversely affect the purchasing Fund, does not favor a shareholder of the purchasing Fund to the detriment of another shareholder of the purchasing Fund, and conforms with the purchasing Fund’s fundamental investment objectives, policies and restrictions. In-kind securities will be valued in the same manner as they would be valued for purposes of computing a Fund’s NAV. The Fund will not be liable for any brokerage commission or fee (except for customary transfer fees) in connection with an in-kind purchase of Fund shares.

Your broker may impose a fee in connection with processing your in-kind purchase of Fund shares. An investor contemplating an in-kind purchase of Fund shares should consult his or her tax adviser to determine the tax consequences under federal and state law of making such a purchase.
Redemptions In-Kind
Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected in the discretion of the Board of Trustees and taken at their value used in determining a Fund’s net asset value per share as described under “Determination of Net Asset Value”), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of a Fund. Moreover, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Funds are obligated to redeem their shares solely in cash up to the lesser of $250,000 or 1% of their net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Funds may redeem shares held by affiliates in kind as long as neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in kind selects, or influences the selection of the distributed securities and as long as the redemption in kind is approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, in a manner consistent with SEC rules, regulations and interpretive positions.
Involuntary Redemptions
Each Fund reserves the right to involuntarily redeem any shareholder’s account, subject to applicable law, if:
•	the Fund or a class of its shares are to be terminated;
•	the value of the account falls below any investment minimum for the account set by the Trust, provided that (1) the Trust provides a written notice of redemption to the shareholder at least 15 days before the redemption date, and (2) any policies adopted by the Board with respect to the redemption of small accounts have been disclosed to shareholders at least 60 days prior to the mailing of the written notice of redemption;
•	the shareholder fails to pay when due the full purchase price of shares issued to him;
•	it appears appropriate to do so in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers, other tax-related certifications, or if the Fund is unable to verify the account holder’s identity;
•	the Fund otherwise determines it appropriate to do so in light of the Fund’s responsibilities under the Investment Company Act or other applicable law or necessary to prevent harm to the Trust or its shareholders.
If a shareholder’s account is involuntarily redeemed, a check for the redemption proceeds payable to the shareholder will be mailed to the shareholder at the shareholder’s address of record.
Other Purchase and Redemption Information
Each Fund reserves the right to reject any purchase order for its shares in its sole discretion.
Each of the Funds reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed other than for customary weekend and holiday closings; (c) the SEC has by order permitted such suspension or postponement for the protection of the shareholders or (d) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable. Upon the occurrence of any of the foregoing conditions, each of the Funds may also suspend or postpone the recording of the transfer of its shares.
In addition, each of the Funds may compel the redemption of, reject any order for, or refuse to give effect on the Fund’s books to the transfer of, its shares where the relevant investor or investors have not furnished the Fund with valid, certified taxpayer identification numbers and such other tax-related certifications or other necessary documentation as the Fund may request.
Brokers or other financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of the Funds’ shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual broker or financial intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the charges described in the Prospectus and this SAI. An investor’s broker will provide them with specific information about any processing or service fees they will be charged.
Portfolio Turnover
The frequency of portfolio transactions is generally expressed in terms of a portfolio turnover rate. For example, an annual turnover rate of 100% would occur if all of the securities in a Fund were replaced once a year.
The Adviser or Sub-Adviser for a Fund may engage in active short-term trading to rebalance the Fund’s portfolio or for other reasons. It is anticipated that the portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable a Fund to receive favorable tax treatment. The Funds are not restricted by policy with regard to their portfolio turnover rates. Higher portfolio turnover rates, such as rates in excess of 100%, and short-term trading involve correspondingly greater commission expenses and transaction costs.
Portfolio Transactions and Brokerage
The Adviser and Sub-Adviser, as applicable, are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Brokerage commissions on U.S. securities exchanges are subject to negotiation between the Adviser or Sub-Adviser, as appropriate, and the broker. In the over-the-counter market, securities are sometimes traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Trades of NASD listed securities may be made on an agency basis and a commission is added to such trades. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
When decisions are made to purchase or sell the same securities simultaneously for a number of client accounts, the Adviser or Sub-Adviser may aggregate into a single trade order (a “bunched” trade) several individual contemporaneous client trade orders for a single security if the Adviser or Sub-Adviser deems this to be appropriate and in the best interests of the client accounts involved. Bunched trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution, or reducing overall commission charges. Accounts that are eligible to purchase shares in initial public offerings may participate in aggregated orders for such shares. The Adviser or Sub-Adviser, as appropriate, seeks to aggregate trade orders in a manner that is consistent with its duty to: (1) seek best execution of client orders, (2) treat all clients fairly, and (3) not systematically advantage or disadvantage any single client.
When an aggregated order is filled in its entirety, each participating client account will participate at the average share price for the aggregated order, and transaction costs shall be shared pro rata based on each client’s participation in the aggregated order. If an order cannot be completely filled and the investment opportunity is determined to be equally suitable and appropriate for more than one account, allocations will generally be made pro rata, subject to rounding to achieve round lots, based upon the initial amount requested for an account participating in the aggregated order. Each account participating in a particular aggregated or “bunched trade” will receive the share price with respect to that aggregated order or, as appropriate, the average share price for all executed “bunched” trades on that trading day. The Adviser or Sub-Adviser may allocate on a basis other than pro rata, if, under the circumstances, such other method of allocation is reasonable, does not result in any improper or undisclosed advantage or disadvantage to other accounts, and results in fair access over time to trading opportunities for all eligible managed accounts. For example, the Adviser or Sub-Adviser may identify investment opportunities that are appropriate for certain accounts and not others, based on such factors as investment objectives, style, risk/return parameters, regulatory and client restrictions, tax status, account size, sensitivity to turnover, available cash and cash flows. Consequently, the Adviser or Sub-Adviser may decide it is more appropriate to place a given security in one account rather than another account. Other non-pro rata methods include rotation allocation or random allocation. Alternative methods of allocation are appropriate, for example, when the transaction size is too limited to be effectively allocated pro rata among all eligible accounts.
On occasion, the Adviser or Sub-Adviser will purchase a new issue, shares in an IPO, or shares in a secondary equity offering (“SEO”) for accounts/Funds and the Adviser or Sub-Adviser may be unable to obtain sufficient securities to fill the orders for all the participating accounts/Funds. For those accounts/Funds participating in the purchase the Adviser or Sub-Adviser will use a method that ensures the fair treatment of all participating accounts/Funds.
IPOs or SEOs will be allocated pro rata based on the participating portfolio’s estimated NAV targeting the IPO or SEO strategy. The IPO and SEO allocation is subject to an accounts/Funds’ investment objective. The Adviser or Sub-Adviser’s equity IPO/SEO allocation methodology may exclude accounts/Funds from receiving IPO/SEO allocations if/when (i) an account/Fund does not trade individual stocks; (ii) an IPO/SEO allocation is inconsistent with the investment objectives of the account/Fund (e.g. certain IPOs or SEOs may be illiquid, of a small deal size, or an incompatible security type); (iii) an IPO/SEO allocation cannot be properly hedged in the account/Fund using standard hedging techniques; (iv) an IPO/SEO allocation would add too much volatility to an account/Fund, thereby altering the risk profile of the account/Fund; (v) an IPO/SEO allocation would change the portfolio composition weighting in such a way as to corrupt the modeling process for that account/Fund; (vi) the account/Fund is a proprietary account; and/or (vii) the account/Fund has a policy of not engaging in a specific or all IPO/SEOs. Benchmark driven accounts/Funds would normally be precluded from participation in an IPO/ SEO allocation because of one or a combination of items (ii), (iii), (iv), and/or (v) above. Deviations from this policy must be approved by the Adviser or Sub-Adviser’s CCO or designee in advance of a purchase. As with IPOs and SEOs, convertible security new issues will not be allocated to accounts/Funds that do not trade convertible securities and where a particular convertible security is inconsistent with the account/Fund’s investment objective (e.g. convertible security may be illiquid or of a small deal size).
New issue convertible securities will be allocated in a fair manner for eligible accounts/Funds that avoids the number of odd-lots held by particular accounts/Funds. Desired appetites for new issue convertible securities may vary among account/Funds and are influenced by the following: if the issuance is inconsistent with the investment objectives of the account/Fund; if the issuance cannot be properly hedged in the account/Fund using standard hedging techniques; if the issuance adds too much volatility to the account/Fund, thereby altering the risk profile of the account/Fund; if the issuance changes the account/Fund’s composition and position weighting in such a way as to corrupt the desired characteristics of that account/Fund; if the account/Fund has cash available; if there are tax considerations that could negatively impact the account/Fund; and/or if there are leverage constraints on the account/Fund.
In placing orders for portfolio securities of the Funds, the Adviser and Sub-Adviser are required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Adviser and Sub-Adviser each will consider the research and investment services provided by brokers or dealers who effect, or are parties to, portfolio transactions of the Funds or the Adviser’s or Sub-Adviser’s (as applicable) other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser and Sub-Adviser in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the Funds may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, and the services furnished by such brokers may be used by the Adviser or Sub-Adviser in providing investment management for the Funds. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. The Adviser’s and Sub-Adviser’s policy is to pay higher commissions to brokers for particular transactions than might be charged if a different broker had been selected on occasions when, in the Adviser’s or Sub-Adviser’s opinion (as applicable), this policy furthers the objective of obtaining the most favorable price and execution. In addition, the Adviser and Sub-Adviser are authorized to pay higher commissions on brokerage transactions for the Funds to brokers in order to secure research and investment services described above, subject to review by the Board of Trustees from time to time as to the extent and continuation of the practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.
The following table shows the dollar amount of brokerage commissions paid to brokers and the approximate dollar amount of the transactions involved for the period ended December 31, 2010. The provision of third party research services was not necessarily a factor in the placement of all brokerage business with such brokers.
Funds	Brokerage Commissions	Amount of Transactions Involved
AQR Global Equity Fund	$ 59,985	$ 539,516,899
AQR International Equity Fund	$ 169,953	$ 849,087,269
AQR Diversified Arbitrage Fund	$1,985,940	$3,928,252,772
AQR Managed Futures Strategy Fund[1]	$ 67,388	$6,603,038,425
AQR Risk Parity Fund[2]	$ 747	$ 25,812,627
AQR Multi-Strategy Alternative Fund[3]	N/A	N/A
AQR Momentum Fund	$ 1,637	$ 192,629,719
AQR Small Cap Momentum Fund	$ 1,251	$ 134,677,722
AQR International Momentum Fund	$ 30,654	$ 214,983,021
AQR Tax-Managed Momentum Fund[3]	N/A	N/A
AQR Tax-Managed Small Cap Momentum Fund[3]	N/A	N/A
AQR Tax-Managed International Momentum Fund[3]	N/A	N/A
AQR U.S. Defensive Equity Fund[3]	N/A	N/A
AQR International Defensive Equity Fund[3]	N/A	N/A
AQR Emerging Defensive Equity Fund[3]	N/A	N/A
AQR Risk-Balanced Commodities Strategy Fund[3]	N/A	N/A
AQR Risk-Balanced Commodities Strategy LV Fund[3]	N/A	N/A
AQR Risk Parity II MV Fund[3]	N/A	N/A

Funds	Brokerage Commissions	Amount of Transactions Involved
AQR Risk Parity II HV Fund[3]	N/A	N/A
AQR Core Equity Fund[3]	N/A	N/A
AQR Small Cap Core Equity Fund[3]	N/A	N/A
AQR International Core Equity Fund[3]	N/A	N/A

[1]	For the period January 6, 2010 through December 31, 2010.
[2]	For the period September 30, 2010 through December 31, 2010.
[3]	The Fund paid no brokerage commissions during the period because the Fund had not yet commenced operations.
There were no brokerage commissions paid to any affiliated brokers or dealers of the Adviser during the fiscal year ended December 31, 2010.
The following table shows the dollar amount of brokerage commissions paid to brokers and the approximate dollar amount of the transactions involved for the period ended December 31, 2011. The provision of third party research services was not necessarily a factor in the placement of all brokerage business with such brokers.
Funds	Brokerage Commissions	Amount of Transactions Involved
AQR Global Equity Fund	$ 55,759	$ 451,385,021
AQR International Equity Fund	$ 111,610	$ 589,380,836
AQR Diversified Arbitrage Fund	$2,278,595	$ 4,835,049,213
AQR Managed Futures Strategy Fund	$ 780,947	$82,630,486,860
AQR Risk Parity Fund	$ 13,106	$ 523,818,467
AQR Multi-Strategy Alternative Fund[1]	$ 112,686	$ 2,660,449,213
AQR Momentum Fund	$ 4,362	$ 929,903,721
AQR Small Cap Momentum Fund	$ 3,475	$ 255,812,720
AQR International Momentum Fund	$ 44,472	$ 331,493,811
AQR Tax-Managed Momentum Fund[2]	N/A	N/A
AQR Tax-Managed Small Cap Momentum Fund[2]	N/A	N/A
AQR Tax-Managed International Momentum Fund[2]	N/A	N/A
AQR U.S. Defensive Equity Fund[2]	N/A	N/A
AQR International Defensive Equity Fund[2]	N/A	N/A
AQR Emerging Defensive Equity Fund[2]	N/A	N/A
AQR Risk-Balanced Commodities Strategy Fund[2]	N/A	N/A
AQR Risk-Balanced Commodities Strategy LV Fund[2]	N/A	N/A
AQR Risk Parity II MV Fund[2]	N/A	N/A
AQR Risk Parity II HV Fund[2]	N/A	N/A
AQR Core Equity Fund[2]	N/A	N/A
AQR Small Cap Core Equity Fund[2]	N/A	N/A
AQR International Core Equity Fund[2]	N/A	N/A

[1]	For the period July 18, 2011 through December 31, 2011.
[2]	The Fund paid no brokerage commissions during the period because the Fund had not yet commenced operations.

The increase in brokerage commissions for the AQR Managed Futures Fund and AQR Risk Parity Fund from 2010 to 2011 was primarily the result of significant increased positive cash flows into the Funds, which resulted in increased trading activity.
There were no brokerage commissions paid to any affiliated brokers or dealers of the Adviser during the fiscal year ended December 31, 2011.
The following table shows the dollar amount of brokerage commissions paid to brokers and the approximate dollar amount of the transactions involved for the period ended December 31, 2012. The provision of third party research services was not necessarily a factor in the placement of all brokerage business with such brokers.
Funds	Brokerage Commissions	Amount of Transactions Involved
AQR Global Equity Fund	$ 67,978	$ 690,586,006
AQR International Equity Fund	$ 158,314	$ 820,677,422
AQR Diversified Arbitrage Fund	$1,742,042	$ 4,230,439,711
AQR Managed Futures Strategy Fund	$ 955,022	$107,584,718,896
AQR Risk Parity Fund	$ 102,956	$ 8,304,801,548
AQR Multi-Strategy Alternative Fund	$ 754,922	$ 25,041,364,498
AQR Momentum Fund	$ 3,746	$ 771,049,560
AQR Small Cap Momentum Fund	$ 2,539	$ 197,688,470
AQR International Momentum Fund	$ 42,076	$ 284,641,925
AQR Tax-Managed Momentum Fund[1]	$ 38	$ 10,091,321
AQR Tax-Managed Small Cap Momentum Fund[1]	$ 74	$ 7,519,557
AQR Tax-Managed International Momentum Fund[1]	$ 1,685	$ 14,490,932
AQR U.S. Defensive Equity Fund[2]	$ 49	$ 18,144,191
AQR International Defensive Equity Fund[2]	$ 1,272	$ 12,152,724
AQR Emerging Defensive Equity Fund[2]	$ 4,640	$ 10,996,685
AQR Risk-Balanced Commodities Strategy Fund[2]	$ 0	$ 0
AQR Risk-Balanced Commodities Strategy LV Fund[4]	N/A	N/A
AQR Risk Parity II MV Fund[3]	$ 1,281	$ 93,291,196
AQR Risk Parity II HV Fund[3]	$ 1,821	$ 117,743,626
AQR Core Equity Fund[4]	N/A	N/A
AQR Small Cap Core Equity Fund[4]	N/A	N/A
AQR International Core Equity Fund[4]	N/A	N/A

[1]	For the period from January 27, 2012 through December 31, 2012.
[2]	For the period from July 9, 2012 through December 31, 2012.
[3]	For the period from November 5, 2012 to December 31, 2012.
[4]	The Fund paid no brokerage commissions during the period because the Fund had not yet commenced operations.
The decrease in brokerage commissions for the AQR Diversified Arbitrage Fund from 2011 to 2012 was generally the result of, on average, lower transaction costs per trade and less trading activity as the Fund ceased to offer Class I and N Shares for purchase or exchange by certain new investors, as of June 29, 2012. See “Closed Fund Policies” in the Fund’s prospectus.

The increase in brokerage commissions for the AQR Multi-Strategy Alternative Fund and AQR Risk Parity Fund from 2011 to 2012 was primarily the result of significant increased positive cash flows into the Funds, which resulted in increased trading activity.
There were no brokerage commissions paid to any affiliated brokers or dealers of the Adviser during the fiscal year ended December 31, 2012.
The value of the AQR  Global Equity Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) if any portion of such holdings were purchased during the period ended December 31, 2012 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Bank of America Corp.	E	$1,855
Bank of Tokyo – Mitsubishi Ltd.	E	$2,268
Barclays Capital, Inc.	E	$2,830
Citigroup Global Markets, Inc.	E	$1,203
Deutsche Bank AG	E	$1,961
Goldman Sachs & Co., Inc.	E	$1,072
JPMorgan Chase & Co.	E	$4,818
Nomura Securities International, Inc.	E	$ 381
The value of the AQR International Equity Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) if any portion of such holdings were purchased during the period ended December 31, 2012 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Bank of Tokyo – Mitsubishi UFJ Ltd.	E	$8,581
Barclays Capital, Inc.	E	$9,716
Deutsche Bank AG	E	$6,442
Nomura Securities International, Inc.	E	$1,195
Royal Bank of Scotland Group PLC	E	$1,783
The value of the AQR Diversified Arbitrage Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) if any portion of such holdings were purchased during the period ended December 31, 2012 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Jefferies & Co., Inc.	E	$6,660
Jefferies & Co., Inc.	D	$3,145
The value of the AQR Multi-Strategy Alternative Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) if any portion of such holdings were purchased during the period ended December 31, 2012 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Bank of Tokyo – Mitsubishi UFJ Ltd.	E	$7,923
Citigroup	E	$1,082
Jefferies & Co., Inc.	D	$ 477
Warburg Dillon Read Secs	E	$ 23

The value of the AQR Momentum Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) if any portion of such holdings were purchased during the period ended December 31, 2012 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Bank of America Securities LLC	E	$9,092
BNY Convergex Execution Solutions LLC	E	$ 514
Citigroup	E	$5,170
Goldman Sachs & Co.	E	$3,546
JPMorgan Chase & Co.	E	$8,156
The value of the AQR International Momentum Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) if any portion of such holdings were purchased during the period ended December 31, 2012 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Bank of Tokyo – Mitsubishi UFJ Ltd.	E	$1,002
Barclays Capital, Inc.	E	$ 942
Deutsche Bank AG	E	$ 340
Nomura Securities International, Inc.	E	$ 396
Royal Bank of Scotland Group PLC	E	$ 799
UBS	E	$ 685
The value of the AQR Tax-Managed Momentum Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) if any portion of such holdings were purchased during the period ended December 31, 2012 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Bank of America Securities LLC.	E	$99
Citigroup	E	$57
Goldman Sachs & Co.	E	$53
JPMorgan Chase & Co.	E	$87
The value of the AQR Tax-Managed International Momentum Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) if any portion of such holdings were purchased during the period ended December 31, 2012 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Bank of Tokyo – Mitsubishi UFJ Ltd.	E	$48
Barclays Capital, Inc.	E	$40
Deutsche Bank AG	E	$28
Normura Securities International, Inc.	E	$15
Royal Bank of Scotland Group PLC	E	$32
UBS	E	$32

Organization of the Trust and
A Description of the Shares
The Trust was established on September 4, 2008 as a Delaware statutory trust and is authorized to issue an unlimited number of par shares of beneficial interest which may be issued in any number of series and classes. The Trust currently has thirty-one series. Each Fund, except for the AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR Core Equity Fund, AQR Small Cap Core Equity Fund and AQR International Core Equity Fund offers Class I and Class N shares. The AQR Global Equity Fund and the AQR International Equity Fund also offer Class Y shares. The AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR Core Equity Fund, AQR Small Cap Core Equity Fund and AQR International Core Equity Fund offer Class L and Class N Shares. All shares of each Fund have equal voting rights and each shareholder is entitled to one vote for each full share held and fractional votes for fractional shares held and will vote on the election of Trustees and any other matter submitted to a shareholder vote. The Trust is not required, and does not intend, to hold annual meetings of shareholders. The Trust will call such special meetings of shareholders as may be required under the 1940 Act (e.g., to approve a new investment advisory agreement or to change the fundamental investment policies) or by the Declaration of Trust. A meeting of shareholders shall, however, be called by the Secretary upon the written request of the holders of not less than 10% of the outstanding shares of a Fund. The Fund will assist shareholders wishing to communicate with one another for the purpose of requesting such a meeting. Shares of each Fund will, when issued, be fully paid and non-assessable and have no preemptive or conversion rights. Each share is entitled to participate equally in dividends and distributions declared by the relevant Fund and in the net assets of such Fund on liquidation or dissolution after satisfaction of outstanding liabilities.
As of the date of this SAI, one or more of Clifford S. Asness, Ph.D., M.B.A., John M. Liew, Ph.D., M.B.A., David G. Kabiller, CFA (each, a “Principal”) and/or AQR Investment Fund, LLC (“Investment Fund”), an affiliate of the Adviser, hold an amount in each of the AQR Tax-Managed Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund, AQR Emerging Defensive Equity Fund, AQR Core Equity Fund, AQR Small Cap Core Equity Fund and AQR International Core Equity Fund (each, a “Subject Fund”) in excess of 25% of the applicable Subject Fund’s outstanding voting securities. As a result, the Principals and/or Investment Fund are deemed to be controlling persons of each applicable Subject Fund and should an item be presented for shareholder consideration, which is not currently contemplated, the Principals and/or Investment Fund, as applicable, could determine the outcome of the vote for the applicable Subject Fund. Each Principal and/or Investment Fund, as applicable, may decide to redeem its investment once third-party assets invested in the applicable Subject Fund reach a level whereby, in the judgment of the Adviser, portfolio management of that Subject Fund would not be negatively impacted by the redemption. Each Principal’ s and Investment Fund’s address is: c/o AQR, Two Greenwich Plaza, Greenwich, CT 06830.
The following is a list of shareholders of each Fund who owned (beneficially or of record) 5% or more of a class of a Fund’s shares as of April 1, 2013.
Name and Address	Percentage Ownership
AQR Global Equity Fund—Class I
Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	45.30%
Swegle Trust 220 Artist Rd. Unit B Santa Fe, NM 87501-1910	23.24%

Name and Address	Percentage Ownership
Lars N. Nielsen Two Greenwich Plaza Greenwich, CT 06830-6353	10.26%
Ronen Israel Two Greenwich Plaza Greenwich, CT 06830-6353	6.89%
Oktay Kurbanov Two Greenwich Plaza Greenwich, CT 06830-6353	6.83%
AQR Global Equity Fund—Class N
Nationwide Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281-1003	41.96%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	14.83%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	11.16%
Nathaniel R. Velarde & Kate Ung JTWROS 703 Luton Drive Glendale, CA 91206-2629	6.92%
TD Ameritrade Inc. PO Box 2226 Omaha, NE 68103-2226	6.06%
AQR Global Equity Fund—Class Y
Bank of New York Mellon as Trustee One Market Street, Spear Tower San Francisco, CA 94105	49.55%
Trustees of CSC Computer Sciences Royal Pavilion, Wellesley Road Aldershot, Hampshire GU11 1PZ England	24.30%
Southern California Edison Company Retirement Plan Trust 2244 Walnut Grove Ave. Rosemead, CA 91770-3714	19.80%

Name and Address	Percentage Ownership
AQR International Equity Fund—Class I
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	34.27%
State University of Iowa Foundation 1 W. Park Road Iowa City, IA 52242-2000	22.76%
Dingle & Co. P.O. Box 75000 M/C #3446 Detroit, MI 48226	6.71%
AQR International Equity Fund—Class N
BNYM IS Trust Co 760 Moore Road King of Prussia, PA 19406-1212	91.62%
AQR International Equity Fund—Class Y
Northern Trust as Trustee 801 South Canal Chicago, IL 60675-0001	49.21%
U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201-1787	22.11%
Sonoco Pension Plan 1 North Second Street Hartsville, SC 29550-3300	12.68%
Sauer-Danfoss Consolidated Retirement Trust 2800 East 13th Street Ames, IA 50010-8600	6.93%
Capinco C/O US Bank 155 North Rivercenter Drive Milwaukee, WI 53201	5.94%
AQR Diversified Arbitrage Fund—Class I
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281-1003	35.00%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	23.25%

Name and Address	Percentage Ownership
LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	9.11%
Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	7.36%
McWood & Co. P.O. Box 29522 Raleigh, NC 27626-0522	5.15%
AQR Diversified Arbitrage Fund—Class N
Raymond James 880 Carillion Parkway St. Petersburg, FL 33716-1102	39.93%
Genworth Financial Trust Company 3200 N. Central Ave., 7th Floor Phoenix, AZ 85012-2468	13.94%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	12.17%
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281-1003	9.56%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	9.43%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	7.33%
AQR Managed Futures Strategy Fund—Class I
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	29.90%
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281-1003	19.96%
Wells Fargo Bank NA P.O. Box 1533 733 Marquette Ave, 4th Fl Minneapolis, MN 55480-1533	6.92%

Name and Address	Percentage Ownership
Wells Faro Advisers Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	6.32%
AQR Managed Futures Strategy Fund—Class N
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281-1003	32.20%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	23.14%
UBS WM USA ATTN Department Manager 1000 Harbor Blvd 5th Floor Weehawken, NJ 07086-6761	20.29%
Raymond James 880 Carillion Parkway St. Petersburg, FL 33716-1102	11.39%
AQR Risk Parity Fund—Class I
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281-1003	22.79%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	22.39%
Wells Fargo Bank FBO Crown CTF P.O. Box 1533 Minneapolis, MN 55480-1533	8.83%
State Street Bank & Trust Company 1200 Crown Colony Drive Quincy, MA 02169-0938	7.16%
SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	6.05%
AQR Risk Parity Fund—Class N
UBS WM USA ATTN Department Manager 1000 Harbor Blvd 5th Floor Weehawken, NJ 07086-6761	39.98%

Name and Address	Percentage Ownership
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	20.10%
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281-1003	13.57%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	7.42%
Raymond James 880 Carillion Parkway St. Petersburg, FL 33716-1102	5.54%
AQR Multi-Strategy Alternative Fund—Class I
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	40.36%
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281-1003	18.78%
Cornerstone Advisors Public Alternatives Fund 1 Freedom Valley Drive Oaks, PA 19456-9989	10.69%
SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	6.33%
AQR Multi-Strategy Alternative Fund—Class N
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	31.90%
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281-1003	29.08%
UBS WM USA ATTN Department Manager 1000 Harbor Blvd 5th Floor Weehawken, NJ 07086-6761	25.92%

Name and Address	Percentage Ownership
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	8.21%
AQR Momentum Fund—Class L
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	29.93%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	28.57%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	24.28%
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281-1003	11.30%
AQR Momentum Fund—Class N
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	99.67%
AQR Small Cap Momentum Fund—Class L
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	37.78%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	32.21%
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281-1003	20.09%
TD Ameritrade Trust Company ATTN: House P.O. Box 17748 Denver, CO 80217-0748	5.20%

Name and Address	Percentage Ownership
AQR Small Cap Momentum Fund—Class N
AQR Investment Fund LLC Two Greenwich Plaza Greenwich, CT 06830-6353	100%
AQR International Momentum Fund—Class L
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	48.08%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	38.17%
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281-1003	7.86%
AQR International Momentum Fund—Class N
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	99.58%
AQR Tax-Managed Momentum Fund—Class L
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281-1003	43.94%
Clifford S. Asness Two Greenwich Plaza Greenwich, CT 06830-6353	19.79%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	11.82%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	9.18%
John M. Liew Two Greenwich Plaza Greenwich, CT 06830-6353	7.07%
David G. Kabiller Two Greenwich Plaza Greenwich, CT 06830-6353	6.06%

Name and Address	Percentage Ownership
AQR Tax-Managed Momentum Fund—Class N
AQR Investment Fund LLC Two Greenwich Plaza Greenwich, CT 06830-6353	100%
AQR Tax-Managed Small Cap Momentum Fund—Class L
Clifford S. Asness Two Greenwich Plaza Greenwich, CT 06830-6353	38.23%
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281-1003	22.26%
John M. Liew Two Greenwich Plaza Greenwich, CT 06830-6353	13.65%
David G. Kabiller Two Greenwich Plaza Greenwich, CT 06830-6353	11.71%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	11.39%
AQR Tax-Managed Small Cap Momentum Fund—Class N
AQR Investment Fund LLC Two Greenwich Plaza Greenwich, CT 06830-6353	100%
AQR Tax-Managed International Momentum Fund—Class L
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281-1003	49.10%
Clifford S. Asness Two Greenwich Plaza Greenwich, CT 06830-6353	23.80%
John M. Liew Two Greenwich Plaza Greenwich, CT 06830-6353	8.50%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	7.79%

Name and Address	Percentage Ownership
David G. Kabiller Two Greenwich Plaza Greenwich, CT 06830-6353	7.29%
AQR Tax-Managed International Momentum Fund—Class N
AQR Investment Fund LLC Two Greenwich Plaza Greenwich, CT 06830-6353	100%
AQR Emerging Defensive Equity Fund—Class I
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281-1003	34.27%
Clifford S. Asness Two Greenwich Plaza Greenwich, CT 06830-6353	15.99%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	15.34%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	7.90%
David G. Kabiller Two Greenwich Plaza Greenwich, CT 06830-6353	6.44%
John M. Liew Two Greenwich Plaza Greenwich, CT 06830-6353	5.52%
Robert J. Krail Two Greenwich Plaza Greenwich, CT 06830-6353	5.00%
AQR Emerging Defensive Equity Fund—Class N
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	58.34%
Clifford S. Asness Two Greenwich Plaza Greenwich, CT 06830-6353	16.17%
David G. Kabiller Two Greenwich Plaza Greenwich, CT 06830-6353	6.51%

Name and Address	Percentage Ownership
John M. Liew Two Greenwich Plaza Greenwich, CT 06830-6353	5.58%
Robert J. Krail Two Greenwich Plaza Greenwich, CT 06830-6353	5.05%
AQR International Defensive Equity Fund—Class I
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	67.22%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	24.92%
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281-1003	5.73%
AQR International Defensive Equity Fund—Class N
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	99.95%
AQR U.S. Defensive Equity Fund—Class I
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	62.38%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	28.54%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	6.48%
AQR U.S. Defensive Equity Fund—Class N
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281-1003	79.38%

Name and Address	Percentage Ownership
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	20.44%
AQR Risk-Balanced Commodities Strategy Fund—Class I
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	71.09%
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281-1003	14.60%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	10.38%
AQR Risk-Balanced Commodities Strategy Fund—Class N
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281-1003	47.34%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	29.11%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	18.04%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	5.46%
AQR Risk Parity II HV Fund—Class I
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281-1003	57.30%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	25.32%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	11.48%

Name and Address	Percentage Ownership
AQR Risk Parity II HV Fund—Class N
UBS WM USA ATTN Department Manager 1000 Harbor Blvd 5th Floor Weehawken, NJ 07086-6761	57.74%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	20.74%
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281-1003	13.79%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	6.55%
AQR Risk Parity II MV Fund—Class I
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281-1003	51.95%
UBS WM USA ATTN Department Manager 1000 Harbor Blvd 5th Floor Weehawken, NJ 07086-6761	25.59%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	10.89%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	8.00%
AQR Risk Parity II MV Fund—Class N
UBS WM USA ATTN Department Manager 1000 Harbor Blvd 5th Floor Weehawken, NJ 07086-6761	75.80%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	13.16%

Name and Address	Percentage Ownership
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281-1003	8.28%
AQR Core Equity Fund—Class L
AQR Investment Fund LLC Two Greenwich Plaza Greenwich, CT 06830-6353	100%
AQR Core Equity Fund—Class N
AQR Investment Fund LLC Two Greenwich Plaza Greenwich, CT 06830-6353	100%
AQR Small Cap Core Equity Fund—Class L
AQR Investment Fund LLC Two Greenwich Plaza Greenwich, CT 06830-6353	100%
AQR Small Cap Core Equity Fund—Class N
AQR Investment Fund LLC Two Greenwich Plaza Greenwich, CT 06830-6353	100%
AQR International Core Equity Fund—Class L
AQR Investment Fund LLC Two Greenwich Plaza Greenwich, CT 06830-6353	100%
AQR International Core Equity Fund—Class N
AQR Investment Fund LLC Two Greenwich Plaza Greenwich, CT 06830-6353	100%
Taxation
Taxation of the Funds
Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income) and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of that Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of that Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in (1) the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or (2) the securities (other than securities of other regulated investment companies) of two or more issuers of which a Fund holds 20% or more of the voting stock in the same or similar or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, income inclusions from wholly-owned subsidiaries and net short-term capital gains in excess of net long-term capital losses) each taxable year.
A Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, that Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by such Fund in computing its taxable income.
The U.S. Treasury is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund’s principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.
Certain of a Fund’s investments in master limited partnerships (“MLPs”) may be considered qualified publicly traded partnerships and, therefore, the extent to which a Fund may invest in MLPs is limited by that Fund’s intention to qualify as a regulated investment company under the Code. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.
For a Fund with a non-U.S. subsidiary, any annual net profit of the subsidiary will be recognized as ordinary income by the Fund, but any net annual loss of the subsidiary will not be recognized and will not carry forward.
As regulated investment companies, the Funds generally will not be subject to U.S. federal income tax on their investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that they distribute to shareholders. The Funds intend to distribute to their shareholders, at least annually, substantially all of their investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed or taxed to the Fund during those years. A distribution will be treated as paid December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by such Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund currently intends to make its distributions in accordance with the calendar year distribution requirement.

Distributions
Dividends paid out of a Fund’s investment company taxable income (including net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. If a portion of a Fund’s income consists of dividends paid by corporations, a portion of the dividends paid by such Fund may be eligible for the dividends-received deduction for corporations and the long-term capital gain rates on qualified dividends for individuals, provided that the Fund and shareholders satisfy applicable holding period requirements. Distributions of net capital gains, if any, reported as capital gain dividends are taxable as long-term capital gains (the excess of net long-term capital gains over net short-term capital losses), regardless of how long the shareholder has held the relevant Fund’s shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the relevant Fund on the reinvestment date. Long-term capital gains and qualified dividend income are generally eligible for taxation at a maximum rate of 15% for noncorporate shareholders with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above these amounts that is long-term capital gain or qualified dividend income.
Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares. Any distributions received in the form of additional shares will be taxed as if received in cash.
Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon timely filing of appropriate returns or claims for refund with the IRS.
A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital, which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.
A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, interest, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.
Sale of Shares
The exchange of shares of a Fund for shares of another class of the same Fund is not considered a taxable event and should not result in capital gain or loss.
Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares of a Fund held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares. Individual taxpayers may generally offset capital losses against capital gains and also against up to $3,000 of ordinary income, with any excess carried over to future years. Corporations may generally offset capital losses against capital gains and the excess may be carried to certain other years.
If a shareholder has different bases for different shares of a Fund in the same account, that Fund will by default report the basis of the shares sold or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s shares in the account. A shareholder may instruct a Fund to use another method of basis calculation. Shareholders who hold shares through a service agent should contact the service agent for information regarding the service agent’s default method for calculating basis and procedures for electing to use an alternative method.
The 3.8% Medicare contribution tax (discussed above) applies to gains from the sale or exchange of Fund shares.
Original Issue Discount Securities
Investments by a Fund in zero coupon or other discount securities will result in income to such Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though such Fund receives no cash interest payments. This income is included in determining the amount of income which that Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. In addition, if a Fund invests in certain high yield original issue discount securities issued by corporations, a portion of the original issue discount accruing on any such obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from such Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so reported by that Fund in a written notice to shareholders.
Market Discount Bonds
Gains derived by a Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by such Fund will be taxed as ordinary income to the extent of the accrued market discount of the bonds, unless such Fund elects to include the market discount in income as it accrues.
Futures, Options and Hedging Transactions
The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to a Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium it received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring such Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain U.S. exchange-traded options, futures contracts and certain forward currency contracts in which the Funds may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund or a wholly-owned subsidiary of a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.
Generally, the hedging transactions undertaken by the Funds may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.
The Funds may make one or more of the elections available under the Code, which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.
Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the close of the taxable year, if certain conditions are met.
Currency Fluctuations - “ Section 988” Gains or Losses
Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in foreign currency and the time such Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain options, futures and foreign currency contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
Short Sales
Unless certain constructive sale rules (discussed more fully above) apply, a Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. All or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which a Fund held the security used to close the short sale. In addition, a Fund’s holding period for any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. In many cases, as described more fully under “Futures, Options and Hedging Transactions” above, a Fund is required to recognize gain (but not loss) upon entering into a short sale with respect to an appreciated security that such Fund owns, as though such Fund constructively sold the security at the time of entering into the short sale. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.
Swaps
As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and PFIC losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Passive Foreign Investment Companies
If a Fund invests in stock of certain passive foreign investment companies, such Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of such Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of a Fund, other than the taxable year of the excess distribution or disposition, would be taxed to such Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in such Fund’s investment company taxable income and, accordingly, would not be taxable to that Fund to the extent distributed by such Fund as a dividend to its shareholders.
A Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the passive foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in a Fund’s investment company taxable income and net capital gain which, to the extent distributed by such Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to that Fund. In order to make this election, such Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, a Fund may be able to elect to mark to market its passive foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each tax year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net marked-to-market gains reported in prior years.

Foreign Withholding Taxes
Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund’s taxable year if the foreign taxes paid by the Fund will “pass-through” for that year.
Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to the Fund’s shareholders. With respect to such Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular U.S. federal tax and/or alternative minimum tax.
Backup Withholding
A Fund may be required to withhold U.S. federal income tax, at the rate of 28% of all taxable distributions payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.
Foreign Shareholders
U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign shareholder”) depends on whether the income of a Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.
Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income and short-term capital gains will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder), which tax is generally withheld from such distributions.
Distributions of long-term capital gains and any amounts retained by a Fund which are reported as undistributed long-term capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a nonresident alien individual, a Fund may be required to withhold U.S. income tax at a rate of 30% of distributions of net capital gains unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See “Backup Withholding,” above. If a foreign shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of a Fund in the United States will ordinarily be exempt from U.S. tax unless (i) the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States, or (ii) at any time during the shorter of the period during which the foreign shareholder held shares of a Fund and the five year period ending on the date of the disposition of those shares, such Fund was a “U.S. real property holding corporation” and the foreign shareholder held more than 5% of the shares of that Fund, in which event the gain would be taxed in the same manner as for a U.S. shareholder, as discussed above, and a 10% U.S. withholding tax would be imposed on the amount realized on the disposition of such shares to be credited against the foreign shareholder’s U.S. income tax liability on such disposition. A corporation is a “ U.S. real property holding corporation” if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of a Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations and certain participating debt securities.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS. Affected shareholders should consult their own tax advisors regarding the possible implications of these requirements on their own investment in the Fund.
For taxable years beginning before January 1, 2014, properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which a Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over a Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.
Income Effectively Connected. If the income from a Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by a Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of a Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.
The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.
Other Taxation
Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.
Counsel and Independent Registered Public Accounting Firm
Legal matters in connection with the issuance of the shares of each Fund offered hereby will be passed on by Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019.
PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, has been appointed as the independent registered public accounting firm for the Funds and the AQR Managed Futures Strategy Offshore Fund Ltd., the AQR Risk Parity Offshore Fund Ltd., the AQR Multi-Strategy Alternative Offshore Fund Ltd., the AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., the AQR Risk-Balanced Commodities Strategy LV Offshore Fund Ltd., the AQR Risk Parity II MV Offshore Fund Ltd. and the AQR Risk Parity II HV Offshore Fund Ltd. The audited financial statements and notes thereto in the Funds’ Annual Report to Shareholders for the fiscal period ended December 31, 2012 (the “2012 Annual Report”) are incorporated in this SAI by reference. No other parts of the 2012 Annual Report are incorporated by reference herein. The financial statements included in the 2012 Annual Report have been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon PricewaterhouseCoopers LLP’s authority as experts in accounting and auditing.
Registration Statement
The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not be lawfully made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

Appendix A
Appendix A-proxy voting policies and procedures
Proxy Voting Policies and Procedures
1. General
Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients’ accounts. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interests above those of its clients.
These written policies and procedures are designed to reasonably ensure that AQR votes proxies in the best interest of clients over whom AQR has voting authority; and describes how AQR addresses material conflicts between its interests and those of its clients with respect to proxy voting.
2. Proxy Guidelines
Generally, AQR will vote based upon the recommendations of ISS Governance Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. AQR has adopted the Proxy Voting Guidelines employed by ISS to vote proxies. Although ISS’ analyses are reviewed and considered in making a final voting decision, AQR will make the ultimate decision. As a matter of policy, the employees, officers, or principals of AQR will not be influenced by outside sources whose interests conflict with the interests of its Clients.
In addition, unless prior approval is obtained from AQR’s CCO the following must be adhered to:
(a)	AQR shall not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AQR’s concerns for its advisory clients’ interests and not for an attempt to influence or control management.
(b)	AQR will not announce its voting intentions and the reasons therefore.
(c)	AQR shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.
AQR has the responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. Therefore, AQR will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which AQR cannot vote proxies. For example:
•	If the cost of voting a proxy outweighs the benefit of voting, AQR may refrain from processing that vote.
•	AQR may not be given enough time to process the vote. For example ISS through no fault of its own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda.
•	If AQR has outstanding sell orders or intends to sell, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although AQR may hold shares on a company’s record date, should it sell them prior to the company’s meeting date, AQR ultimately may decide not to vote those shares.
•	AQR will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

AQR may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. AQR may also enter an “abstain” vote on the election of certain directors from time to time based on individual situations, particularly where AQR is not in favor of electing a director and there is no provision for voting against such director.
If an AQR portfolio manager determines that the interests of clients are best served by voting differently from the ISS recommended vote, approval must be obtained from the CCO or designee. AQR will adhere to the Conflict of Interest (below) section of this policy in all instances where the recommended vote is not taken.
AQR will periodically review the outside party’s voting standards and guidelines to make certain that proxy issues are voted in accordance with the adopted proxy voting guidelines and the avoidance of conflicts of interest.
3. Proxy Procedures
AQR has engaged ISS to assist in the administrative aspects for the voting of proxies. ISS is responsible for coordinating with Clients’ custodians to ensure that all proxy materials received by the custodians relating to the Clients’ portfolio securities are processed in a timely fashion. To the extent applicable, ISS votes all proxies in accordance with its own proxy voting guidelines (please see Proxy Guidelines above), which have been reviewed and adopted by AQR. The CCO shall supervise the proxy voting process.
Upon request, AQR will furnish a copy of the policies and procedures to the requesting client and information on how the client’s proxies were voted.
4. Conflicts of Interest
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if AQR has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the CCO and otherwise remove him or herself from the proxy voting process. The CCO will review each item referred to by AQR’s investment professionals to determine if a conflict of interest exists and will draft a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside AQR (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.